                             THE HUDSON RIVER TRUST
                             ......................


ANNUAL REPORT
DECEMBER 31, 1996

MARKET CONDITIONS


1996 was another successful year for domestic equities. For the second consecutive year, the Dow Jones Industrial Average, comprised of 30 stocks, turned in a stellar performance. Coming off of 1995's 33.5% rise, the Dow posted a decisive 26% gain in 1996. In fact, the Dow ended the best two-year period of performance in more than 40 years. During those two years, the Dow set new closing highs 113 times, an average of more than one new high a week, including 44 times in 1996.

The economy provided an excellent backdrop for the stock market strength as growth continued, but not at rate sufficient to cause upward pressure on inflation. The broad based S&P 500 Index generated a total return of 22.96%, while most other indices managed to produce smaller, but still double-digit, rates of return. The S&P Mid-Cap Index returned 19.20% and the Russell 2000, an index of smaller capitalization stocks, rose 16.49%. There was only one significant dip in the market last year. In July 1996, a series of economic data signaled stronger-than-expected growth and triggered fears over a tightening in monetary policy. Subsequent data allayed those concerns and the market resumed its climb to new highs.

Foreign and U.S. fixed-income securities underperformed in 1996 relative to equity returns. The Lehman Aggregate Bond Index, an index of broad bond markets, posted a return of 3.63%. Within the corporate market, lower quality credits generally outperformed those of higher quality. The best performing fixed income sectors were high yield and money markets.

On the international front, Morgan Stanley's broad Europe, Australia and Far East Index (EAFE) returned 6.05%, dragged down primarily by Japan's poor performance as market investors reacted to a faltering economy. The U.S. provided the largest share of the 13.5% gain in the MSCI/World Index during 1996.

The U.S. economy finished 1996 on a strong note. The Fed has kept its target rate for overnight funds steady at 5.25% despite continuing concerns among policy makers about inflation risks. Following second quarter's robust 4.7% GDP growth rate, economic growth slowed during the third quarter to 2.1% led by a slowdown in consumer spending. Recent data indicate that consumer spending rebounded during the holiday shopping season and helped propel growth higher. Inflation remained very well-behaved with year-over-year retail and producer prices up only 2.6% and 0.6% respectively.

The macro-economic outlook suggests an environment of slower economic growth and low inflation. The profit outlook is positive as continued global competition and attention to cost control should continue to result in modest earnings growth. The positive economic backdrop for capital markets, however, is offset, to some extent, by the high level of investor expectations generated by this long-running bull market. In light of the market gains over the past two years, it is not likely that the market will match the high returns of 1995 and 1996. More modest 7-11% equity returns are more realistic for the coming year with perhaps better relative performance coming from the small- and mid-cap areas of the market as the bull market cycle advances into its later stages. So, as the new year begins, we are certainly not bearish. Rather, we consider ourselves to be cautious bulls. Our hope is for steady market gains, stretched over time, as the rationale for staying the course.


                                      A1

THE EQUITY SERIES:
GROWTH & INCOME PORTFOLIO


PAUL RISSMAN

Senior Vice President
Investment experience:
8 years

W. THEODORE KUCK

Senior Vice President
Investment experience:
23 years


The U.S. equity markets continued their heady climb in 1996, with the S&P 500 rising 22.96%. The S&P 500 was up 69% since the beginning of 1995. Growth stocks, generally driven by investor cash flow and earnings momentum, led the market. Value stocks, whose performance is based more on low valuations to earnings, lagged.

The Portfolio's conservative focus on low valuation, high-dividend paying companies prevented it from fully participating in the market rally. The Portfolio underperformed compared to its unmanaged benchmark, 75% S&P 500 and 25% Value Line Convertibles.

After the Portfolio changed managers in February 1996, a number of new strategic actions were implemented. Since, historically, equities tend to outperform bonds and cash, we decreased the cash exposure and increased the common stock position. Additionally, we have adjusted the sector and industry weightings of the Portfolio to more closely resemble their weightings in the S&P 500, as we seek to add value through stock selection rather than industry positions.

These actions have had their desired effect on performance. In the first six months of 1996, the Portfolio lagged its benchmark by 280 basis points. However, with the Portfolio restructured in the last half of 1996, it outperformed its benchmark by 180 basis points.

Looking forward, we expect the markets to remain sensitive to the activities of the Federal Reserve Board. If the threat of inflation prompts the Federal Reserve to undertake a prolonged period of monetary tightening, we believe that stocks could react poorly, but we do not expect that the economy will overheat. A benign inflation environment combined with moderate economic growth could drive the markets to new highs. Despite continuing economic change, we feel that our stock selection process will allow us to weather whatever shifts the market makes.

INVESTMENT OBJECTIVE

High total return through a combination of current income and capital appreciation.


INVESTMENT POLICY

Primarily income-producing common stocks and securities convertible into common stocks.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996

Net Assets ...........................$232.1 MILLION
Number of Issues.................................120

ASSET MIX DISTRIBUTION

        [Pie Chart Data Below]


        Convertibles        11.5%
        Short-Term & Cash    4.0%
        Common Stock        82.2%
        Preferred Stock      2.3%

LARGEST HOLDINGS


AT&T CORP.
The largest U.S. long-distance telephone company. It also provides financial services.

MERCK & CO., INC.
The largest pharmaceutical company in the U.S. Entered the managed care market through the acquisition of Medco Containment Systems, the leading mail-order drug marketer in the U.S.


EXXON CORP.
Exxon is a major world crude oil and natural gas exploration, production, transportation and marketing company. It also explores for, and mines, coal and other minerals, and produces and sells petrochemicals.

CAMPBELL SOUP CO.
Largest soup manufacturer in the U.S. Other major food brands include Pepperidge Farm and Godiva Chocolates.


PHILIP MORRIS COS., INC.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and largest U.S. food processor (Kraft General Foods, Inc.).


MOBIL CORP.
A worldwide integrated petroleum company and leading producer of chemicals with an aggressive exploration program to develop frontier oil fields.


RJR NABISCO HOLDINGS CORP.
Global cigarette and snacks manufacturer.

                                       A2

THE EQUITY SERIES:
EQUITY INDEX PORTFOLIO


JUDITH MAGLIO
Vice President
Investment experience:
26 years

The rally of the equity market in 1996 resulted in strong performance for the S&P 500, and consequently for the Equity Index Portfolio. As of December 31, 1996, the Equity Index Portfolio (after expenses) performed in line with its market benchmark, the S&P 500.

The Equity Index Portfolio is the only passively managed portfolio within The Hudson River Trust. Using a stratified sampling technique, the Portfolio is constructed to track the investment results of the S&P 500 Index before expenses without holding all 500 issues. Because the objective of the Portfolio is to track the S&P 500, it will remain fully invested in stocks.

As of December 31, 1996, the Portfolio held 451 of the 500 issues in the S&P 500 Index. Stocks were selected to mirror the market capitalization and industry weightings of the S&P 500.

INVESTMENT OBJECTIVE

Total return before expenses that approximates the total return performance of the Standard & Poor's 500 Index ("the Index"), including reinvestment of dividends, at a risk level consistent with that of the Index.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets ......................................$386.2 MILLION
Number of Issues........................................... 451

COMPARING THE EQUITY INDEX MARKET
DISTRIBUTION TO THE S&P 500

                        EQUITY         S&P
MARKET SECTOR            INDEX         500
Basic Materials..........5.7%..........5.3%
Business Services........3.1...........2.8
Capital Goods............7.9...........8.2
Consumer Cyclicals......10.7..........10.6
Consumer Noncyclicals ..22.4..........22.4
Credit Sensitive........24.0..........23.1
Energy..................10.9..........10.9
Technology..............13.9..........15.0
Diversified..............1.4...........1.7

LARGEST HOLDINGS


GENERAL ELECTRIC CO.
GE's business products include aircraft engines, appliances, broadcasting, lighting and financial services.


COCA-COLA CO.
Coca-Cola, the world's largest soft drink company, makes soft drink concentrates and syrups, and has a sizable fruit juice business - especially orange juice.


EXXON CORP.
Exxon is a major world crude oil and natural gas exploration, production, transportation and marketing company. It also explores for, and mines, coal and other minerals, and produces and sells petrochemicals.


INTEL CORP.
World's leading semi-conductor manufacturer of microcomputer components, modules and systems, most of which are sold directly to the computer industry.


MICROSOFT CORP.
Develops, markets and supports microcomputer software, including operating systems, languages and application programs.


MERCK & CO., INC.
The largest pharmaceutical company in the U.S. Entered the managed care market through the acquisition of Medco Containment Systems, the leading mail-order drug marketer in the U.S.


                                       A3

THE EQUITY SERIES:
COMMON STOCK PORTFOLIO

TYLER SMITH
Senior Vice President
Investment experience:
33 years

The bull market continued its drive in 1996. The stock market rose in the first half of 1996, experienced a sharp decline in July and then moved steadily higher, finishing the year close to its all time high. The July decline stopped just short of a 10% correction for the major averages, but was much steeper for mid-cap and small-cap issues.

1996 was marked by narrowing leadership of large-cap stocks. In an environment of slow economic growth and ample financial liquidity, investors tended to emphasize large, high-quality stocks while the broader market lagged behind.

The Common Stock Portfolio has typically been underweighted in the largest blue chip stocks, seeking better value in slightly smaller-sized companies. Throughout 1996, this meant strong emphasis, relative to the large indexes, in technology and financial stocks. Although the technology sector was quite weak during the July sell-off, these stocks finished the year quite strong. The financial stocks also did well for the year, enabling the Portfolio to significantly outperform the S&P 500 for the year.

The market enters 1997 with continued momentum. As long as the status quo environment of modest growth and stable interest rates continues, stocks should continue to do well. The major risk is that the economy will accelerate and, as a consequence, inflation and interest rates will rise. At current valuation levels, higher interest rates would probably cause the stock market to stall.

We remain optimistic about the longer term potential for common stocks, but once again would caution that recent returns have been well above the long-term trend. More modest returns are a likely consequence in 1997.


INVESTMENT OBJECTIVE
Long-term growth of capital and increasing income.


INVESTMENT POLICY
Primarily common stock and other equity-type instruments.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996

Net Assets ............................................... $6.6 BILLION
Number of Issues .................................................. 106


ASSET MIX DISTRIBUTION


        [Pie Chart Data Below]

        Short-Term & Cash  3.7%
        Common Stock      95.6%
        Preferred Stock    0.7%


LARGEST HOLDINGS


CISCO SYSTEMS, INC.
Leading provider of equipment and systems used to interconnect and manage computer networks.


MFS COMMUNICATIONS CO., INC.*
A provider of telecommunications and internet services to business and government users. (Acquired by WorldCom Inc. on 1/2/97.)


INTEL CORP.
World's leading semi-conductor manufacturer of microcomputer components, modules and systems, most of which are sold directly to the computer industry.


3COM CORP.*
Produces adapters, hubs and routers for computer networks.


AMERICAN INTERNATIONAL GROUP, INC.
One of the world's leading insurance organizations providing insurance and other financial services in 130 countries and territories.

TRAVELERS GROUP, INC.
This company offers diverse financial services, including investment services, insurance and consumer lending.


LOEWS CORP.
A widely diversified conglomerate deriving most of its revenue from property-casualty and life insurance, as well as cigarettes, through its holdings CNA Insurance and Lorillard Tobacco.


*Includes convertibles

                                       A4

THE EQUITY SERIES:
GLOBAL PORTFOLIO

RONALD SIMCOE
Vice President
Investment experience:
19 years


The Global Portfolio outperformed its unmanaged benchmark, the MSCI World Index for the year ended December 31, 1996. European markets matched the S&P 500's nearly 23% gain in 1996, but dollar-based performance was reduced to 21% by currency weakness. Japan's market fell 15.5%, including 11% in currency losses versus the dollar. Emerging markets rose 6%, on average, for the year.

In a global environment of low inflation, stable prices, and low interest rates, growth stocks performed strongly. The Portfolio benefited from its heavy concentration in growth issues, particularly in Europe. We were slowed by our broad exposure to medium- and small-capitalization issues, which significantly underperformed large capitalization stocks.

European and U.S. holdings provided most of the Portfolio's gains, while our Japanese exposure pulled down overall performance. Our Japanese emphasis on growth stocks produced good relative returns.

At year end, international markets remain attractively valued relative to the U.S. European companies with serious commitment to restructuring, and globally competitive exporters are being added to the core growth portfolio. Japanese holding are more heavily concentrated on growth stocks. Our U.S. portfolio continues to emphasize technology and financial issues. Technology investments are concentrated in networking, communication and software. In developing markets, we are selectively buying companies which we believe can produce significant positive earnings surprises for the foreseeable future.


INVESTMENT OBJECTIVE

Long-term growth of capital.

INVESTMENT POLICY

Primarily equity securities of non-United States companies as well as United States issuers.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996

Net Assets ............................................  $997.3 MILLION
Number of Issues ................................................   456
Number of Countries Represented .................................    36


DISTRIBUTION OF EQUITY INVESTMENTS BY GLOBAL REGION

           [Pie Chart Data Below]

        Short-Term & Cash          8.7%
        Canada                     0.7%
        Japan                     18.0%
        Southeast Asia             3.5%
        Latin America              1.2%
        United Kingdom            10.3%
        Scandinavia                3.2%
        New Zealand & Australia    1.8%
        United States             36.8%
        Other European Countries  15.8%

LARGEST EQUITY HOLDINGS

MFS COMMUNICATIONS CO., INC.*
A provider of telecommunications and internet services to business and government users. (Acquired by WorldCom Inc. on 1/2/97.)

CISCO SYSTEMS, INC.
Leading provider of equipment and systems used to interconnect and manage computer networks.

3COM CORP.*
Produces adapters, hubs and routers for computer networks.

INTEL CORP.
World's leading semi-conductor manufacturer of microcomputer components, modules and systems, most of which are sold directly to the computer industry.

TRAVELERS GROUP, INC.
This company offers diverse financial services, including investment services, insurance and consumer lending.

SGL CARBON AG
German producer of carbon electrodes for electric steel furnaces.

*Includes convertibles

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting.

                                      A5

THE EQUITY SERIES:
INTERNATIONAL PORTFOLIO

RONALD SIMCOE
Vice President
Investment experience:
19 years

The International Portfolio outperformed its unmanaged benchmark, the MSCI EAFE Index, for the year ended December 31, 1996. Good European performance overwhelmed that of the weak Japanese market. The MSCI Europe Index advanced 23% for the year, but dollar-based performance was reduced to 21% by currency weakness. Japan's market fell 15.5%, including 11% in Yen depreciation versus the dollar. Emerging markets rose 6%. Large capitalization growth stocks were star performers internationally. With the exception of energy related issues, most cyclicals performed poorly.

The historic growth orientation of the Portfolio provided the foundation for our European results. Heavy weightings in Spain and Scandinavia, the best individual market performers, more than offset underweighted positions in the U.K. and other large continental markets. We are adding companies with serious commitment to restructuring and globally competitive exporters to our core growth positions.

Our Japanese exposure slowed overall performance. Overweighted positions in exporters and domestic growth stocks and heavy underweights in financial stocks produced good relative results. We have begun selling domestic cyclical issues in favor of growth stocks and globally competitive exporters since October's new government chose to substantially reduce fiscal stimulus for the economy.

In developing markets, Hong Kong property issues and Mexican consumer shares were our best performers. We remain overweighted in Latin America because of expected acceleration in economic growth in Brazil, Argentina, and Mexico. We are concentrating on southeast Asian shares which we anticipate will benefit from China's decision to sharply boost its domestic economy.

Steady, moderate economic growth is expected in most developed countries for 1997. Continued evidence of success, in containing inflation in spite of ongoing economic recovery, could result in further interest rate declines and resultant gains in global bond and equity markets. Stronger economic growth appears likely in most developing markets. While we are concerned by the historically high valuations being accorded growth stocks, we continue to believe we can identify attractive international investment ideas.

INVESTMENT OBJECTIVE

Long-term growth of capital.

INVESTMENT POLICY

Primarily equity securities selected principally to permit participation in non-United States companies with prospects for growth.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets .......................................   $151.9 MILLION
Number of Issues ............................................   506
Number of Countries Represented .............................    35

DISTRIBUTION OF EQUITY INVESTMENTS BY GLOBAL REGION

           [Pie Chart Data Below]

        Short-Term & Cash         13.1%
        Canada                     1.1%
        Japan                     30.3%
        Southeast Asia             8.0%
        Latin America              2.3%
        United Kingdom            13.2%
        Scandinavia                6.5%
        New Zealand & Australia    4.5%
        Other European Countries  21.0%

LARGEST EQUITY HOLDINGS

OROGEN MINERALS LTD. (GDS)
Australian-registered company holding rights to develop energy and base metal reserves in Papua, New Guinea.

ALVERN NORWAY ASA
Major developer of gasoline station consumer advertising programs.

MEDIASET SPA
Largest Italian television broadcaster and programmer.

SCANDIC HOTELS AB
Leading Swedish hotel company with operations in other Scandinavian countries and in Germany.

ST. DUPONT
Leading French producer of luxury goods including leather goods and fountain pens.

CONTENT BEHEER N.V.
Fifth largest temporary help company in Holland.

FILTRONIC COMTEK PLC
British manufacturer of cellular telephone base station components.

TELEFONICA DEL PERU (ADS) Monopolist Peruvian telephone operator.

FYFFES PLC
Largest British importer and distributor of bananas.

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting.

                                       A6

THE EQUITY SERIES:
AGGRESSIVE STOCK PORTFOLIO

ALDEN STEWART

Executive Vice President
Investment experience:
25 years

RANDALL HAASE

Senior Vice President
Investment experience:
9 years


1996 marks the third consecutive year in which small capitalization stocks, as measured by the Russell 2000 Index, trailed large capitalization stocks, as measured by the S&P 500 Index. For 1996, the Russell 2000 returned 16.49% while the S&P 500 rose 22.96%. The Aggressive Stock Portfolio significantly outperformed its unmanaged benchmark, 50% S&P 500 Mid-Cap Total Return/50% Russell 2000 as of December 31, 1996.

The energy sector performed exceptionally well in 1996. This was the second year in a row in which the offshore drillers outperformed the market substantially. Diamond Offshore Drilling and Rowan Companies Inc. benefited from the strong demand to drill for natural gas putting upward pressure on day rates for the rigs. The airline industry entered its third year of an improving cycle. As capacity factors reach record levels and the operators continue to pay down debt and restructure their balance sheets, earnings should continue to be robust: Northwest Airlines should be a major beneficiary. As of December 31, 1996, we were underweighted in financial stocks.

Key areas of overweight in 1996 were energy, healthcare, retail and airlines. Among our top 25 holdings, the growth retail performed well. The Nine West Group and Tommy Hilfiger Corporation are companies with specialty niches which are anticipated to continue to benefit from the steadily increasing corporate trend of "dress down Friday." In addition, Republic Industries and Circuit City Stores (CarMax) are anticipated to benefit from the consolidation of the automobile retail sector.

Going forward, the Portfolio will remain concentrated in high quality companies that continue to build their franchises and importantly, have the potential to expand market share in their respective industries. With a longer-term perspective, we will look for value in small- and mid-cap stocks and remain observant of the need for careful attention to investment selections.

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily common stocks and other equity-type securities issued by quality small- and intermediate-sized companies with strong growth prospects.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets .......................................$3.9 BILLION
Number of Issues ...........................................76

ASSET MIX DISTRIBUTION

           [Pie Chart Data Below]

          Short-Term & Cash   6.0%
          Common Stock       94.0%

LARGEST HOLDINGS

NINE WEST GROUP, INC.
One of the leading manufacturers of women's footwear in the United States. The company sells their products through department stores as well as their own retail stores.

ULTRAMAR DIAMOND SHAMROCK CORP.
One of the leading U.S. oil refineries. Recently, Diamond Shamrock was acquired by Ultramar as the industry continues to consolidate.

HOST MARRIOTT CORP.
One of the largest owners of hotels in the world with over 90 lodging properties operated under the Marriott brand, primarily in the United States.

CNA FINANCIAL CORP.
One of the largest property-casualty and life insurers in the United States.

HEALTHSOUTH CORP.
The largest provider of inpatient and outpatient rehabilitation services in the country.

USA WASTE SERVICES, INC.
Integrated non-hazardous, solid waste management company serving municipal, commercial, industrial and residential customers.

TELEPHONE & DATA SYSTEMS, INC.
Owns and operates local phone companies primarily in rural areas and is a leading owner and operator of cellular telephone systems through its majority ownership in U.S. Cellular.

                                      A7

THE ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS PORTFOLIO

ROBERT G. HEISTERBERG

Senior Vice President
Investment experience:
36 years

U.S. fixed-income securities - the dominant asset class in this fund - turned in a weak performance in 1996. The bond market, as measured by the Lehman Government/Corporate Bond Index, returned 2.9%. In comparison, the S&P 500 Index generated a total return of nearly 23%.

At the start of 1996, the Portfolio's allocation to equities was a conservative 12%, and the fixed income portion was of a longer duration than the Lehman Government/Corporate Bond Index benchmark. The Portfolio was designed to benefit from our forecast for weakening profits and falling interest rates. The Portfolio's performance suffered in the first quarter as stock prices rose and bond prices fell. In March and June, equity allocations were raised to 26% and 30% respectively. At the same time, the duration of the fixed-income portfolio was shortened.

These strategic shifts put more emphasis on sector selection, and overweighting undervalued sectors and underweighting unattractive sectors. For example, the Portfolio's position in mortgages was reduced as interest rates began to decline and mortgage prepayment risk increased. Investments in corporate bonds were raised during the fourth quarter as spreads relative to governments widened because of heavy new issue activity. Such changes were beneficial: the bond portion of the Portfolio outperformed its benchmark during the second half of 1996.

The Portfolio's second-half total return, which was slightly shy of its combined benchmark of 30% S&P 500/70% Lehman Government/Corporate Bond Index was negatively affected by the 7% weighting in international securities and the increase in cash position from 6.4% to 11% over the last six months of the year.

We expect economic growth will moderate from its fourth quarter bounce to a 2% rate during 1997. We are cautiously optimistic about equity prices as well. Although valuation levels are approaching historically high levels, they are supportable given our forecasts for benign inflation and moderate growth. Nonetheless, we anticipate more modest equity returns than enjoyed in recent years. We also expect a closing in the performance of U.S. stocks over both fixed-income and international equity securities and we anticipate that a broader range of stocks will participate in the rising market.


INVESTMENT OBJECTIVE

High total return without, in the investment adviser's opinion, undue risk to principal.

INVESTMENT POLICY

Diversified mix of publicly traded equity and debt securities.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996

Net Assets ............................................$282.4 MILLION
Number of U.S. Equity Issues .................................... 136
Average Quality* ................................................ AA+


ASSET MIX DISTRIBUTION

           [Pie Chart Data Below]

         Short-Term & Cash        10.9%
         U.S. Common Stock        24.1%
         Foreign Common Stock      7.2%
         Foreign Preferred Stock   0.1%
         Bonds                    57.7%

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economic and political risks, as well as differences in accounting.

LARGEST EQUITY HOLDINGS

PHILIP MORRIS COS., INC.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and the largest U.S. food processor (Kraft General Foods, Inc.).

CISCO SYSTEMS, INC.
Leading provider of equipment and systems used to interconnect and manage computer networks.

3COM CORP.
Produces adapters, hubs and routers for computer networks.

TRAVELERS GROUP, INC.
This company offers diverse financial services, including investment services, insurance and consumer lending.

PFIZER, INC.
Major multi-national pharmaceutical company. Markets products under the Visine, Ben-Gay and Procardia brand names.

MERCK & CO., INC.
The largest pharmaceutical company in the U.S. Entered the managed care market through acquisition of Medco Containment Systems, the leading mail-order drug marketer in the U.S.

We vary the portion of assets invested in each type of security in accordance with our evaluation of economic conditions, the general level of common stock prices, anticipated interest rates and other relevant considerations.

*The Average Quality represents a weighted average of the Portfolio's fixed income holdings, excluding cash, using the Standard & Poor's rating scale.

                                       A8

THE ASSET ALLOCATION SERIES:
BALANCED PORTFOLIO

ROBERT G. HEISTERBERG
Senior Vice President
Investment experience:
36 years

The U.S. stock market provided investors with another rewarding year. The S&P 500 generated a total return of nearly 23%, while most other indices managed to produce smaller but still double-digit rates of return.

Fixed-income markets demonstrated more volatility during 1996, and turned in extremely disappointing results relative to equities. Fixed-income markets posted a 3.63% return for the full year. The historic norm for the total return gap between equities versus bonds is 6% to 8%. In the Portfolio, bonds constituted 37.9% of assets as of December 31, 1996 and therefore were a factor in its underperformance.

International equities also posted poor returns, with performance especially weak in Japan as market investors reacted to a faltering economy. This inferior performance was the principal factor in the Portfolio's underperformance relative to its unmanaged benchmark 50% S&P 500/50% Lehman Government/Corporate Bond Index since international equities represented 11.3% of the Portfolio as of December 31, 1996.

With the U.S. stock market setting new highs, we believe the trade-off between reward and risk may be narrowing. Consequently, we raised the Portfolio's cash position in the closing weeks of the year to 10.6% from 5.0% at mid-year.

Going forward, we remain cautiously optimistic. Although valuation levels are approaching historically high levels, our forecast for benign inflation and interest rates, in combination with moderately sustainable economic growth, should provide important support for valuation levels.

INVESTMENT OBJECTIVE
High return through both appreciation of capital and current income.

INVESTMENT POLICY
Diversified portfolio of publicly traded equity and debt securities and short-term money market instruments.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets ............................................. $1.6 BILLION
Number of U.S. Equity  Issues ....................................266
Average Quality* ................................................. AA

ASSET MIX DISTRIBUTION

           [Pie Chart Data Below]

     Short-Term & Cash          10.6%
     U.S. Common Stock          36.6%
     U.S. Preferred Stock        0.6%
     Foreign Common Stock       11.3%
     Convertibles                3.0%
     Bonds                      37.9%


Please refer to the prospectus for a description of the risks involed in international investing, including currency, economic and political risks, as well as differences in accounting.

LARGEST EQUITY HOLDINGS

3COM CORP.+
Produces adapters, hubs and routers for computer networks.

CISCO SYSTEMS, INC.
Leading provider of equipment and systems used to interconnect and manage computer networks.

PHILIP MORRIS COS., INC.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and the largest U.S. food processor (Kraft General Foods, Inc.).

TRAVELERS GROUP, INC.
This company offers diverse financial services, including investment services, insurance and consumer lending.

GENERAL ELECTRIC CO.
GE's business products include aircraft engines, appliances, broadcasting, lighting and financial services.

ALTERA CORP.+
This company develops and markets programmable logic integrated circuits and computer engineering development software and hardware.

ORACLE CORP.
Leading provider of database management systems.

+Includes convertibles

We vary the portion of assets invested in each type of security in accordance with our evaluation of economic conditions, the general level of common stock prices, anticipated interest rates and other relevant considerations.

*The Average Quality represents a weighted average of the Portfolio's fixed income holdings, excluding cash, using the Standard & Poor's rating scale.

                                      A9

THE ASSET ALLOCATION SERIES:
GROWTH INVESTORS PORTFOLIO

ROBERT G. HEISTERBERG
Senior Vice President
Investment experience:
36 years


1996 was another successful year for domestic equities. The S&P 500 Index generated a total return of nearly 23%, while most other indices managed to produce smaller but still double-digit rates of return. Fixed-income markets demonstrated more volatility during 1996, and turned in extremely disappointing results relative to equities, posting a 3.63% return for the full year.

There were two areas of underperformance in the Portfolio, namely international equities and fixed-income securities. Foreign stock markets, as measured by MSCI EAFE Index (a widely-accepted measure of international performance), fell short of the S&P 500 Index by some 5.57% in the January-June period. In the last six months of the year, the underperformance gap widened to 10.22%. In our opinion, the unusually wide gap in performance reflects the fact that portfolio managers are increasingly concentrating their investments in a smaller number of stocks. We believe this trend is not sustainable.

The Growth Investors Portfolio began the second half of the year with equity exposure of 69.8%, bonds at 20.2% and a cash position of 10%. During the last three months a modest amount of cash (13%) was raised as the U.S. stock market hit successive new highs. The source of this cash was a reduction in the larger capitalization domestic equities segment of the Portfolio; additions were made to international equities as a part of this realignment. The outperformance of the large domestic stocks versus international and smaller cap stocks resulted in the underperformance of the Portfolio versus its unmanaged benchmark, 70% S&P 500/30% Lehman Government/Corporate Bond Index.

Looking ahead, we remain cautiously optimistic. Although valuation levels are approaching historically high levels, our forecasts for benign inflation and interest rates in combination with moderately sustainable economic growth, should provide important support for valuation levels.

We expect more moderate returns in equities over the next few years. We also expect the divergence among rates of return between bonds and stocks will be much smaller than reported in 1996. We also anticipate that a broader range of stocks will participate in the rising market and that international equities will outperform U.S. securities.


INVESTMENT OBJECTIVE
Highest total return consistent with the investment adviser's determination of reasonable risk

INVESTMENT POLICY
Diversified mix of publicly traded equity and fixed income securities, including at times common stocks appropriate for investment by the Aggressive Stock Portfolio and at times fixed income securities appropriate for the High Yield Portfolio.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets ...............................................$1.3 BILLION
Number of U.S. Equity Issues ..................................... 280
Average Quality, Investment Grade* ...............................  AA

ASSET MIX DISTRIBUTION

           [Pie Chart Data Below]

     Short-Term & Cash            13.0%
     Bonds                        19.4%
     U.S. Common Stock            48.7%
     U.S. Preferred Stock          0.4%
     Foreign Common Stock         15.5%
     Convertibles                  2.9%
     Foreign Preferred Stock       0.1%

Please refer to the prospectus for a description of the risks involved in international investing, including currency, economics and political risks, as well as differences in accounting.

LARGEST EQUITY HOLDINGS

CISCO SYSTEMS, INC.
Leading provider of equipment and systems used to interconnect and manage computer networks.

PHILIP MORRIS COS., INC.
The largest cigarette company in the U.S. (Marlboro), second-largest brewer (Miller Brewing Co.) and the largest U.S. food processor (Kraft General Foods, Inc.).

3COM CORP.+
Produces adapters, hubs and routers for computer networks.

PFIZER, INC.
Major multi-national pharmaceutical company. Markets products under the Visine, Ben-Gay and Procardia brand names.

TRAVELERS GROUP, INC.
This company offers diverse financial services, including investment services, insurance and consumer lending.

AMERICAN EXPRESS, INC.
This company provides a variety of diversified travel and financial services.

FIRST UNION CORP.
Major regional bank in the Eastern United States.

+Includes convertibles

We vary the portion of assets invested in each type of security in accordance with our evaluation of economic conditions, the general level of common stock prices, anticipated interest rates and other relevant considerations.

*The Average Quality represents a weighted average of the Portfolio's fixed income holdings, excluding cash, using the Standard & Poor's rating scale.

                                      A10

THE FIXED INCOME SERIES:
MONEY MARKET PORTFOLIO

RAYMOND PAPERA
Vice President
Investment experience:
15 years

Restraint was the key word for the Federal Reserve Policy in 1996. The Fed spent most of the year watching the economy without committing to any movement on interest rates. The last move by the Fed in January was also the only one for 1996, lowering the target for overnight bank loans to 5 1/4%.

Inklings of potential Fed interest rate hikes throughout the third quarter created periods of volatility for fixed-income markets. This provided us with a short-term yield curve that finally steepened and we used this opportunity to its fullest, extending maturities towards the end of the year as well as into March 1997 at what became above-market levels. As for our year-end maturities, it is usually advantageous to have excess cash in November and December to take advantage of year-end finance pressures. We were able to put money into those areas and get paid with attractive yields while doing it. During the later portion of the fourth quarter, as maturities came due, we looked toward late February, March and April 1997 to place cash. The Portfolio carefully avoids putting much money into the first 45 days of the new year as we view this as an area which, due to lack of supply and declining finance needs, generally offers the least buying power. As of December 31, 1996, the Portfolio was in line with its unmanaged benchmark, the 3-Month Treasury Bill.

Our approach as we enter 1997 will remain neutral. This stance will allow the Portfolio to enhance investment opportunity anywhere along the short-term yield curve as it presents itself. Such flexibility keeps us poised to take advantage of any potential market volatility.

INVESTMENT OBJECTIVE
High level of current income, preserve its assets and maintain liquidity.

INVESTMENT POLICY
Primarily high-quality U.S. dollar denominated money market instruments.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets ......................................... $466.6 MILLION
Number of Issues ............................................... 53
Average Maturity ...........................................67 DAYS

The Money Market Portfolio is neither guaranteed nor insured by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value.


ASSET MIX DISTRIBUTION

     [Pie Chart Data Below]

Short-Term & Cash           3.3%
Bank Notes                  3.2%
Variable Rate Securities    8.6%
Certificates of Deposit    19.5%
Commercial Paper           65.4%

DISTRIBUTION OF ASSETS BY MATURITY

      [Pie Chart Data Below]

91+ days       24.2%
1-30 days      23.6%
31-60 days     30.0%
61-90 days     22.2%

                                      A11

THE FIXED INCOME SERIES
INTERMEDIATE GOVERMENT SECURITIES PORTFOLIO

PATRICIA J. YOUNG
Senior Vice President
Investment experience:
15 years

PAUL A. ULLMAN
Vice President
Investment experience:
14 years


The U.S. bond market rallied in the second half of 1996, pushing year-to-date returns into positive territory for the first time since January. Data released during the period eased investors concerns about accelerating economic growth and interest rates on all maturities fell. However, continued concerns about inflation kept bond market yields trading in a narrow range and held down price gains. Returns in the Portfolio were positive for the year, helped by the range-bound trading environment and increased demand for yield-oriented securities. As of December 31, 1996, the Portfolio outperformed its unmanaged benchmark, the Lehman Intermediate Government Bond Average.

Throughout most of the year, the mortgage-backed security market (MBS) outperformed government bonds on both an absolute and duration-adjusted basis. Since June 30, 1996, Portfolio allocations have remained relatively stable. Expecting no sustained movement in interest rates, we increased the Portfolio's yield-oriented position by exchanging lower coupon MBS for premium mortgages. In response to strong performance during the period, we sold floating-rate mortgages in favor of Treasury securities and 15 year MBS.

Our outlook for the U.S. economy assumes that, while economic growth accelerated at the end of 1996, it will moderate again during the first half of 1997. As this occurs, current upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges. For the moment, the Fed is on hold with a slightly restrictive basis. With the bond market trading in a higher yield range, we expect mortgage pass-throughs to continue to outperform the Government sector.


INVESTMENT OBJECTIVE
High current income consistent with relative stability of principal.

INVESTMENT POLICY Primarily debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

The Portfolio's investments will each have a final maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets ..........................................$88.4 MILLION
Number of Issues ...............................................18
Average Quality* ............................................GOV'T
Average Duration** .................................. .. 3.1 YEARS

*  Excludes net cash
** Includes net cash

The Intermediate Government Securities Portfolio is neither guaranteed nor insured by the U.S. Government.

ASSET MIX DISTRIBUTION

       [Pie Chart Data Below]

CMOs                         0.5%
Short-Term & Cash            2.2%
Treasuries                  52.5%
Agencies                    16.0%
Mortgage-Backed Securities  28.8%


DISTRIBUTION OF ASSETS BY DURATION

 [Pie Chart Data Below]

0-1 Year           3.5%
1-3 Years         39.5%
3-5 Years         57.0%

                                      A12

THE FIXED INCOME SERIES:
QUALITY BOND PORTFOLIO

MATTHEW BLOOM
Vice President
Investment experience:
15 years


1996 saw disappointing returns in the bond market, although returns improved in the second half of the year. The economy continued to grow at a healthy rate and inflation remained subdued.

The Quality Bond Portfolio outperformed its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index as of December 31, 1996. The Portfolio continued to focus on opportunities available in the corporate bond market and the market for mortgage pass-throughs. In the corporate bond market, the Yankee sector (where issuers domiciled outside the United States issue dollar dominated securities) offered particularly attractive investments.

We reduced the Portfolio's exposure to the mortgage market during the second half of the year. As interest rates fall, the risk of a mortgage pass-through being prepaid increases, making it less attractive.

Investments in non-U.S. government bond markets continued to enhance the Portfolio's returns as many foreign markets outperformed the U.S. The Portfolio regularly invested in European, and Canadian bonds, as well as Australia and New Zealand's securities.

Looking forward into 1997, the U.S. bond market should be relatively more attractive than in 1996. As long as inflation remains relatively subdued, and growth remains on average near the Federal Reserve Board's perceived 2.5% target, interest rates should remain broadly stable and bond market returns should be a little higher in 1997 than in 1996.

INVESTMENT OBJECTIVE
High current income consistent with preservation of capital.

INVESTMENT POLICY
Primarily investment grade fixed income securities.

The portfolio reserves the right to invest in convertible debt securities, preferred stocks and dividend-paying common stocks.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets ....................................  $155.0 MILLION
Number of Issues ........................................... 16
Average Quality* ........................................... AA
Average Duration** .................................. 4.8 YEARS

* Excluding net cash
**Including net cash

ASSET MIX DISTRIBUTION

      [Pie Chart Data Below]

Short-Term & Cash             4.5%
Goverment Bonds              34.1%
U.S. Corporate Bonds         11.4%
Yankee Corporate Bonds       21.3%
Mortgage-Backed Securities   19.8%
Non-U.S. Gov't bonds          8.9%

DISTRIBUTION OF ASSETS BY DURATION

      [Pie Chart Data Below]

0-1 Year            4.5%
2-4 Years          40.0%
4-7 Years          35.3%
7-10 Years          8.0%
Over 10 Years      12.2%

THE FIXED INCOME SERIES:
HIGH YIELD PORTFOLIO

WAYNE TAPPE
Vice President
Investment experience
13 years

The high yield market generated stellar returns in 1996. High yield was one of the best performing fixed-income asset classes. New issuance set new records in 1996. Overall spreads continued to narrow by approximately 125 basis points fueled by both investors demand and an overall reach for yield.

The Portfolio had a strong 1996, substantially outperforming (by 1,183 basis points) its unmanaged benchmark, the Merrill Lynch High Yield Index. This outperformance was due to many factors, of which security selection was the most important. Industry sector weightings such as energy, manufacturing and consumer durables outperformed as well.

At mid-year, the Portfolio was repositioned to more of a single B profile versus BB to capture a higher yield and coupon. With modest growth of 2-3%, low inflation and relatively stable interest rates, this strategy should continue to help postion the Portfolio quite well going forward. We will continue to look for value in the marketplace by utilizing our extensive research group as well as our market expertise.

INVESTMENT OBJECTIVE
High return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

INVESTMENT POLICY
Primarily a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high-quality fixed income securities.

The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds".

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1996
Net Assets ....................................$200.0 MILLION
Number of Issues ......................................... 51
Average Quality* .........................................  B
Average Duration** ................................ 5.2 YEARS

* Excluding net cash
** Including net cash

ASSET MIX DISTRIBUTION

           [Pie Chart Data Below]

Short-Term & Cash          6.6%
Corporate Bonds           92.2%
Foreign Bonds              1.2%

DISTRIBUTION OF ASSETS BY QUALITY

           [Pie Chart Data Below]

CCC and below         6.3%
AAA-BBB               6.6%
BB-B                 87.1%

                                      A14

HUDSON RIVER TRUST


NOTES ON PERFORMANCE

The chart on the next page shows the performance of The Hudson River Trust Portfolios together with comparative benchmarks, including both unmanaged market indices and universes of managed portfolios. The Portfolios' annualized net rates of return are based on the percentage change in the net asset value of Class IA shares with dividends and capital gains reinvested. Returns are net of investment management fees and expenses of the Trust. Total returns for Class IB shares will differ due to different expenses. These rates are not representative of the actual return you would receive under a policy. No policyowner can invest directly in the Trust. Changes in policy values depend not only on the investment performance of the Trust, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. All performance shown is annualized, unless otherwise noted.

THE BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

GROWTH & INCOME: October 1, 1993; 25% Value Line Convertibles Index and 75% Standard & Poor's 500 Index (25% Value Line Conv./75% S&P 500).

EQUITY INDEX: March 1, 1994; S&P 500.

COMMON STOCK: January 13, 1976; S&P 500.

GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).

INTERNATIONAL: April 3, 1995; Morgan Stanley International Europe, Australia, Far East Index (MSCI EAFE).

AGGRESSIVE STOCK: January 27, 1986; 50% Russell 2000/50% S&P Mid Cap.

CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500 (70% Lehman Treas./30% S&P 500).

BALANCED: January 27, 1986; 50% Lehman Government/Corporate Bond Index and 50% S&P 500 (50% Lehman Corp./50% S&P 500).

GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500 (30% Lehman Corp./70% S&P 500).

MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index (Lehman Intermediate Gov't).

QUALITY BOND: October 1, 1993; Lehman Aggregate Bond Index (Lehman Aggregate).

HIGH YIELD: January 2, 1987; Merrill Lynch High Yield Master Index (Merrill Lynch High Yield).

The S&P 500 benchmark includes reinvested dividends. The Lipper Mutual Funds Survey (LIPPER) records the performance of over 7000 mutual funds. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. Lipper data provides a more accurate picture of Trust performance relative to other funds than the market indices.


                                     A15

HUDSON RIVER TRUST

ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1996

                                          ONE     THREE   FIVE        TEN      TWENTY       SINCE
PORTFOLIO                                 YEAR    YEARS   YEARS      YEARS      YEARS     INCEPTION

THE EQUITY SERIES:
------------------
GROWTH & INCOME                           20.09%   14.00%    --        --         --        12.77%
Lipper Growth & Income                    20.78    16.15     --        --         --        15.71
25% Value Line Conv./75% S&P 500          21.28    17.93     --        --         --        17.24

EQUITY INDEX                              22.39    --        --        --         --        20.25
Lipper S&P 500 Index Avg                  22.30    --        --        --         --        20.10
S&P 500                                   22.96    --        --        --         --        20.90

COMMON STOCK                              24.28    17.22     15.72%    15.83%     15.49%    15.22
Lipper Growth Equity                      19.24    15.23     13.04     13.47      14.58     15.06
S&P 500                                   22.96    19.66     15.20     15.28      14.55     14.63

GLOBAL                                    14.60    12.74     13.50     --         --        11.70
Lipper Global                             16.51     9.61     11.36     --         --         8.69
MSCI World                                13.48    12.91     10.82     --         --         7.44

INTERNATIONAL                              9.82    --        --        --         --        12.14
Lipper International                      11.78    --        --        --         --        13.12
MSCI EAFE                                  6.05    --        --        --         --         8.74

AGGRESSIVE STOCK                          22.20    15.66     11.83     18.60      --        20.22
Lipper Small Company Growth               20.20    15.31     15.10     14.22      --        13.46
50% Russell 2000/50% S&P Mid-Cap          17.85    14.14     14.80     14.29      --        13.98

THE ASSET ALLOCATION SERIES:
----------------------------
CONSERVATIVE INVESTORS                     5.21     6.70      7.32     --         --         9.03
Lipper Flexible Portfolio                 13.59    11.78     10.84     --         --        10.68
70% Lehman Treas./30% S&P 500              8.78    10.14      9.64     --         --        10.42

BALANCED                                  11.68     7.15      6.06     10.38      --        12.05
Lipper Balanced                           13.76    11.67     10.73     11.09      --        11.65
50% Lehman Corp./50% S&P 500              12.93    13.15     11.47     12.30      --        12.98

GROWTH INVESTORS                          12.61    11.29     10.76     --         --        15.57
Lipper Flexible Portfolio                 13.59    11.78     10.84     --         --        10.68
30% Lehman Corp./70% S&P 500              16.94    15.84     13.02     --         --        12.73

THE FIXED INCOME SERIES:
------------------------
MONEY MARKET                               5.33     5.03      4.31      5.90      --         7.28
Lipper Money Market                        4.80     4.63      3.96      5.52      --         7.01
3-Month T-bill                             5.25     5.07      4.37      5.67      --         6.97

INTERMEDIATE GOV'T SECURITIES              3.78     3.99      5.60     --         --         6.95
Lipper Intermediate Government             2.68     4.55      5.66     --         --         6.96
Lehman Intermediate Government             4.06     5.37      6.23     --         --         7.43

QUALITY BOND                               5.36     5.38     --        --         --         4.79
Lipper Corporate Debt A-Rated              2.49     5.11     --        --         --         4.60
Lehman Aggregate                           3.63     6.03     --        --         --         5.57

HIGH YIELD                                22.89    12.73     14.66     --         --        11.41
Lipper High Yield                         13.67     8.30     12.10     --         --         9.38
Master High Yield                         11.06     9.59     12.76     --         --        11.24

Each of the Trust's Portfolios has a different investment objective it seeks to achieve by following a separate investment policy*. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risks. Performance figures do not reflect the cost of insurance and if they did the performance quoted would be lower. Contract values may increase or decrease with investment experience, and reflect certain contract charges and deductions. Keep in mind as you review past performance that it is no estimate or indication of future results. Neither the Money Market Portfolio nor the Intermediate Government Securities Portfolio is guaranteed or insured by the U.S. Government.

* Not all Portfolios are available in all separate accounts

                                      A16

HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT

The charts shown in these pages illustrate the total value of an assumed investment in Class IA shares of each portfolio of the Hudson River Trust, except the Money Market Portfolio. The periods illustrated are from the inception dates shown for each portfolio through December 31, 1996 (for the Common Stock, Aggressive Stock and Balanced Portfolios, for the ten years ended December 31, 1996). The results assume the reinvestment of dividends and capital gains. Results should not be considered representative of future gains or losses.

The total value shown for the Hudson River Trust Portfolios reflects management fees and operating expenses of the portfolio only. They have not been adjusted for charges and expenses associated with life insurance policies or annuity contracts. Rates of return on insurance policies and annuity contracts will be lower because of the deduction of contract-related charges.

Information on these pages constitutes part of the annual report of The Hudson River Trust and is not intended for separate use.

A table of rates of return for the Hudson River Trust Portfolios and their comparative benchmarks, as well as additional information regarding the benchmarks, can be found on the two previous pages of this report.


GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31,1996

GROWTH & INCOME PORTFOLIO
INVESTED ON OCTOBER 1, 1993 (Inception)

                                          75% S&P 500/25%    Lipper Growth &
          HRT Growth & Income   S&P 500   Value Line Conv.   Income Average

 10/1/93       $10,000         $10,000        $10,000            $10,000
12/31/93        $9,975         $10,231        $10,169            $10,233
12/31/94        $9,917         $10,370        $10,136            $10,167
12/31/95       $12,305         $14,253        $13,584            $13,317
12/31/96       $14,777         $17,517        $16,620            $16,052

EQUITY INDEX PORTFOLIO
INVESTED ON MARCH 1, 1994 (Inception)

                                          Lipper S&P 500
           HRT Equity Index   S&P 500        Average

  3/1/94       $10,000        $10,000        $10,000
12/31/94       $10,108        $10,121        $10,040
12/31/95       $13,796        $13,911        $13,736
12/31/96       $16,884        $17,096        $16,825

                                      A17

HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31, 1996

COMMON STOCK PORTFOLIO
INVESTED ON JANUARY 1, 1987 (Ten Years Ago)

                                        Lipper Growth
          HRT Common Stock  S&P 500        Average

12/31/86      $10,000       $10,000        $10,000
12/31/87      $10,748       $10,518        $10,276
12/31/88      $13,160       $12,253        $11,758
12/31/89      $16,528       $16,124        $14,970
12/31/90      $15,188       $15,622        $14,260
12/31/91      $20,943       $20,360        $19,684
12/31/92      $21,615       $21,909        $21,286
12/31/93      $26,984       $24,108        $23,792
12/31/94      $26,406       $24,435        $23,255
12/31/95      $34,975       $33,585        $30,728
12/31/96      $43,466       $41,276        $36,683


GLOBAL PORTFOLIO
INVESTED ON AUGUST 27, 1987 (Inception)

                                         Lipper Global
            HRT Global     MSCI World   Mutual Fund Avg

 8/27/87      $10,000        $10,000       $10,000
12/31/87       $8,673        $10,248       $10,807
12/31/88       $9,617        $12,420       $11,556
12/31/89      $12,189        $14,251       $12,232
12/31/90      $11,448        $11,593       $13,832
12/31/91      $14,939        $13,448       $15,702
12/31/92      $14,867        $12,487       $15,996
12/31/93      $19,639        $15,034       $18,230
12/31/94      $20,666        $15,538       $17,124
12/31/95      $24,555        $18,444       $19,872
12/31/96      $28,139        $20,607       $21,243


INTERNATIONAL PORTFOLIO
INVESTED ON APRIL 3, 1995 (Inception)

            HRT International    MSCI EAFE     Lipper Intl Average

  4/3/95        $10,000           $10,000           $10,000
12/31/95        $11,129           $10,943           $11,122
12/31/96        $12,221           $11,639           $12,430

                                      A18

HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31, 1996

AGGRESSIVE STOCK PORTFOLIO
INVESTED ON JANUARY 1, 1987 (Ten Years Ago)

                                                           50% S&P Midcap     Lipper Small
         HRT Aggressive   S&P 400 Midcap   Russell 2000   50% Russell 2000   Co Growth Avg

  1/1/87      $10,000        $10,000         $10,000           $10,000          $10,000
12/31/87      $10,730         $9,790          $9,120            $9,465           $9,591
12/31/88      $10,852        $11,822         $11,402           $11,636          $11,493
12/31/89      $15,572        $16,014         $13,256           $14,618          $14,284
12/31/90      $16,844        $15,186         $10,674           $12,793          $12,670
12/31/91      $31,476        $22,776         $15,589           $18,959          $19,320
12/31/92      $30,477        $25,485         $18,458           $21,850          $21,653
12/31/93      $35,588        $29,026         $21,943           $25,436          $25,420
12/31/94      $34,229        $27,994         $21,543           $24,748          $25,350
12/31/95      $45,058        $36,633         $27,672           $32,099          $33,807
12/31/96      $55,062        $43,648         $32,237           $37,831          $38,788

CONSERVATIVE INVESTORS PORTFOLIO
INVESTED ON OCTOBER 2, 1989 (Inception)

            HRT Conservative                     70% Lehman Treas./    Lipper Flexible
               Investors       Lehman Treasury      30% S&P 500       Portfolio Average

 10/2/89        $10,000            $10,000            $10,000               $10,000
12/31/89        $10,309            $10,380            $10,314               $10,059
12/31/90        $10,969            $11,266            $10,815                $9,982
12/31/91        $13,144            $12,989            $12,987               $12,546
12/31/92        $13,905            $13,926            $13,973               $13,542
12/31/93        $15,402            $15,414            $15,474               $15,215
12/31/94        $14,771            $14,892            $15,154               $15,022
12/31/95        $17,785            $17,625            $18,928               $18,689
12/31/96        $18,712            $18,101            $20,771               $21,360

BALANCED PORTFOLIO
INVESTED ON JANUARY 1, 1987 (Ten Years Ago)

                                        50% Lehman GC       Lehman        Lipper Balanced
            HRT Balanced     S&P 500     50% S&P 500      Govt/Corp B         Average

12/31/86      $10,000        $10,000       $10,000         $10,000            $10,000
12/31/87       $9,914        $10,518       $10,377         $10,229            $10,204
12/31/88      $11,230        $12,253       $11,636         $11,004            $11,434
12/31/89      $14,131        $16,124       $14,360         $12,571            $13,627
12/31/90      $14,165        $15,622       $14,629         $13,612            $13,602
12/31/91      $20,009        $20,360       $18,105         $15,807            $16,998
12/31/92      $19,447        $21,909       $19,481         $17,006            $18,344
12/31/93      $21,835        $24,108       $21,523         $18,882            $20,558
12/31/94      $20,083        $24,435       $21,350         $18,219            $20,074
12/31/95      $24,050        $33,585       $27,697         $21,725            $25,333
12/31/96      $26,859        $41,276       $31,875         $22,356            $28,845

                                      A19

HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31, 1996


GROWTH INVESTORS PORTFOLIO
INVESTED ON OCTOBER 2, 1989 (Inception)

            HRT Growth                  70% S&P 500/         Lipper Flexible
            Investors       S&P 500   30% Lehman Trea.      Portfolio Average

 10/2/89     $10,000        $10,000       $10,000                $10,000
12/31/89     $10,399        $10,204       $10,252                $10,059
12/31/90     $11,503         $9,886       $10,283                 $9,982
12/31/91     $17,129        $12,885       $12,934                $12,546
12/31/92     $17,974        $13,865       $13,917                $13,542
12/31/93     $20,717        $15,256       $15,357                $15,215
12/31/94     $20,066        $15,463       $15,336                $15,022
12/31/95     $25,357        $21,254       $20,277                $18,689
12/31/96     $28,555        $26,121       $23,865                $21,360


INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
INVESTED ON APRIL 1, 1991 (Inception)

           HRT Intermediate  Lehman Intermediate  Lipper Intermediate
           Govt Securities        Govt Bond       Govt Funds Average

  4/1/91        $10,000            $10,000            $10,000
12/31/91        $11,207            $11,165            $11,193
12/31/92        $11,835            $11,938            $11,871
12/31/93        $13,087            $12,913            $12,834
12/31/94        $12,514            $12,688            $12,365
12/31/95        $14,182            $14,517            $14,326
12/31/96        $14,718            $15,106            $14,755


QUALITY BOND PORTFOLIO
INVESTED ON OCTOBER 1, 1993 (Inception)

                              Lehman Aggregate   Lipper Corporate
          HRT Quality Bond           Bond          Debt A rated

 10/1/93        $10,000            $10,000            $10,000
12/31/93         $9,949            $10,005             $9,963
12/31/94         $9,442             $9,714             $9,494
12/31/95        $11,050            $11,508            $11,287
12/31/96        $11,642            $11,926            $11,574

                                      A20

HUDSON RIVER TRUST

GROWTH OF A $10,000 INVESTMENT
AS OF DECEMBER 31, 1996


HIGH YIELD PORTFOLIO
INVESTED ON JANUARY 2, 1987 (inception)

                               Merrill Lynch    Lipper High Current
             HRT High Yield  Master High Yield     Yield Average

  1/2/87        $10,000          $10,000             $10,000
12/31/87        $10,468          $10,466             $10,206
12/31/88        $11,488          $11,876             $11,521
12/31/89        $12,078          $12,379             $11,379
12/31/90        $11,944          $11,841             $10,177
12/31/91        $14,868          $15,935             $13,874
12/31/92        $16,698          $18,829             $16,311
12/31/93        $20,564          $22,064             $19,368
12/31/94        $19,993          $21,807             $18,666
12/31/95        $23,975          $26,150             $21,825
12/31/96        $29,462          $29,043             $24,699

                            THE HUDSON RIVER TRUST
                            ......................




PART B: FINANCIAL STATEMENTS
        DECEMBER 31, 1996

                      This page intentionally left blank

                                   SECTION B

                             THE HUDSON RIVER TRUST

                              FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

THE HUDSON RIVER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996

                                                                          INTERMEDIATE
                                                                           GOVERNMENT                                GROWTH AND
                                                            MONEY MARKET   SECURITIES   QUALITY BOND   HIGH YIELD      INCOME
                                                             PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                            ------------  ------------  ------------  ------------  -------------
ASSETS:
Investments at value (Notes 1 and 4) ....................   $450,990,752  $ 92,621,366  $153,282,787  $197,549,284  $ 231,763,058
Cash ....................................................        171,525       124,732       176,934     2,017,705        125,387
Foreign cash ............................................             --            --            --            --             --
Receivable for securities sold ..........................             --            --     5,071,875            --        461,289
Deposits received for securities lending ................             --    18,301,550    28,167,188            --      2,000,000
Receivable from Separate Accounts for Trust shares sold       14,190,878       817,649        64,327     1,043,413        229,252
Unrealized appreciation of forward currency
 contracts (Notes 1 and 4) ..............................             --            --       147,593            --             --
Dividends, interest and other receivables ...............      1,458,902       822,759     1,476,344     3,556,124        754,268
                                                          --------------  ------------  ------------  ------------  -------------
  Total assets ..........................................    466,812,057   112,688,056   188,387,048   204,166,526    235,333,254
                                                          --------------  ------------  ------------  ------------  -------------
LIABILITIES:
Options written at value (Premiums received:
 Common Stock Portfolio--$68,607,800) (Notes 1 and 4)  ..             --            --            --            --             --
Payable to custodian ....................................             --            --            --            --             --
Payable for securities purchased ........................             --     5,942,099     5,081,250     3,997,946      1,117,681
Payable for securities loaned ...........................             --    18,301,550    28,167,188            --      2,000,000
Payable to Separate Accounts for Trust shares redeemed  .             --            --            --            --             --
Unrealized depreciation of forward currency
 contracts (Notes 1 and 4) ..............................             --            --            --            --             --
Variation margin payable on futures contracts  ..........             --            --            --            --             --
Distribution fees payable ...............................            254            --            --            58             --
Investment advisory fees payable ........................        144,177        38,264        85,952        94,624        108,563
Trustees' fees payable ..................................         24,024         5,014         4,226         5,132          2,919
Accrued expenses ........................................         37,408        16,704        24,960        23,301         23,703
                                                          --------------  ------------  ------------  ------------  -------------
  Total liabilities .....................................        205,863    24,303,631    33,363,576     4,121,061      3,252,866
                                                          --------------  ------------  ------------  ------------  -------------
NET ASSETS ..............................................   $466,606,194  $ 88,384,425  $155,023,472  $200,045,465  $ 232,080,388
                                                          ==============  ============  ============  ============  =============
Investments at cost .....................................   $450,833,231  $ 92,000,197  $151,005,932  $192,006,772  $ 204,211,023
                                                          ==============  ============  ============  ============  =============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ........................................   $466,405,482  $ 97,591,462  $157,812,746  $195,004,416  $ 204,516,556
 Accumulated undistributed (overdistributed) net
  investment income .....................................         43,191         3,160      (220,079)       23,927         11,797
 Accumulated net realized loss ..........................             --    (9,831,366)   (4,993,810)     (525,390)            --
 Unrealized appreciation on investments and
  foreign currency denominated assets and liabilities  ..        157,521       621,169     2,424,615     5,542,512     27,552,035
                                                          --------------  ------------  ------------  ------------  -------------
NET ASSETS ..............................................   $466,606,194  $ 88,384,425  $155,023,472  $200,045,465  $ 232,080,388
                                                          ==============  ============  ============  ============  =============
CLASS IA SHARES:
Net Assets ..............................................   $463,422,535  $ 88,384,425  $155,023,472  $199,360,473  $ 232,080,388
                                                          ==============  ============  ============  ============  =============
Shares outstanding (Note 5) .............................     45,575,983     9,517,076    16,343,116    19,900,343     17,833,887
                                                          ==============  ============  ============  ============  =============
Net asset value, offering and redemption
 price per share (Note 1) ...............................   $      10.17  $       9.29  $       9.49  $      10.02  $       13.01
                                                          ==============  ============  ============  ============  =============
CLASS IB SHARES:
Net Assets ..............................................   $  3,183,659                              $    684,992
                                                          ==============                              ============
Shares outstanding (Note 5) .............................        313,273                                    68,416
                                                          ==============                              ============
Net asset value, offering and redemption
 price per share (Note 1) ...............................   $      10.16                              $      10.01
                                                          ==============                              ============

See Notes to Financial Statements.

 EQUITY INDEX      COMMON STOCK         GLOBAL         INTERNATIONAL
   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------   ---------------   ---------------   ---------------
$   383,044,256   $ 6,668,952,271   $   991,831,989   $   149,318,779
        188,834         1,501,081           456,313                --
             --                --         2,258,618         1,672,592
             --        65,341,050         3,867,161           613,862
      1,356,953       105,377,860        72,320,750        12,820,136
      2,643,610         9,646,997         1,281,713         1,519,154
           --                --           2,063,841           252,876
        701,269         8,133,115         1,216,101           205,847
---------------   ---------------   ---------------   ---------------

    387,934,922     6,858,952,374     1,075,296,486       166,403,246
---------------   ---------------   ---------------   ---------------

             --        70,867,650                --                --
             --                --                --           534,429
             --        53,373,896         4,987,613           971,883
      1,356,953       105,377,860        72,320,750        12,820,136
             --                --                --                --
             --                --                --                --
        152,250                --                --                --
             --               134                49                --
        127,671         2,040,224           452,415           115,412
          5,276           205,484            19,851             1,520
         43,591           453,547           184,324            53,031
---------------   ---------------   ---------------   ---------------

      1,685,741       232,318,795        77,965,002        14,496,411
---------------   ---------------   ---------------   ---------------

$   386,249,181   $ 6,626,633,579   $   997,331,484   $   151,906,835
===============   ===============   ===============   ===============

$   320,617,584   $ 5,041,593,068   $   858,568,339   $   144,374,839
===============   ===============   ===============   ===============

$   324,019,332   $ 5,094,665,983   $   865,441,879   $   147,381,465
         (5,276)         (194,316)       (3,212,284)         (614,431)
        (22,547)      (92,937,401)         (258,562)          (50,107)
     62,257,672     1,625,099,313       135,360,451         5,189,908
---------------   ---------------   ---------------   ---------------

$   386,249,181   $ 6,626,633,579   $   997,331,484   $   151,906,835
===============   ===============   ===============   ===============

$   386,249,181   $ 6,625,390,070   $   997,041,626   $   151,906,835
===============   ===============   ===============   ===============

     25,484,413       363,529,982        58,938,705        13,214,071
===============   ===============   ===============   ===============

$         15.16   $         18.23   $         16.92   $         11.50
===============   ===============   ===============   ===============

                  $    1,243,509    $       289,858
                  ==============    ===============

                          68,266             17,143
                  ==============    ===============

                  $        18.22    $         16.91
                  ==============    ===============

                            [restubbed]


  AGGRESSIVE       CONSERVATIVE                            GROWTH
     STOCK           INVESTORS         BALANCED          INVESTORS
   PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------   ---------------   ---------------   ---------------
$ 3,890,482,751   $   275,640,496   $ 1,627,121,599   $ 1,290,840,729
      2,364,412         5,139,961         4,172,088           480,215
             --                --               465         1,008,532
      2,337,046           156,273         2,937,003         3,246,261
    200,344,604        24,170,813       138,838,707        90,833,147
             --                --           768,754         3,693,911
             --                89                --           511,818
        350,639         2,100,127         9,549,968         5,129,713
---------------   ---------------   ---------------   ---------------

  4,095,879,452       307,207,759     1,783,388,584     1,395,744,326
---------------   ---------------   ---------------   ---------------

             --                --                --                --
             --             8,074                --                --
     21,101,356           182,066         5,921,615         2,011,774
    200,344,604        24,170,813       138,838,707        90,833,147
      6,662,427           250,025                --                --
             --                --                58                --
             --                --                --                --
             63                --                --                78
      1,530,928           136,367           525,339           588,404
         93,747             7,170            61,689            25,366
        276,910            50,843           185,672           170,574
---------------   ---------------   ---------------   ---------------

    230,010,035        24,805,358       145,533,080        93,629,343
---------------   ---------------   ---------------   ---------------

$ 3,865,869,417   $   282,402,401   $ 1,637,855,504   $ 1,302,114,983
===============   ===============   ===============   ===============

$ 3,396,898,743   $   265,933,643   $ 1,509,715,325   $ 1,193,558,142
===============   ===============   ===============   ===============

$ 3,377,717,888   $   273,073,244   $ 1,523,732,949   $ 1,207,265,289
        (58,479)            9,815          (190,700)       (1,135,946)
     (5,374,000)         (387,954)       (3,096,172)       (1,817,216)
    493,584,008         9,707,296       117,409,427        97,802,856
---------------   ---------------   ---------------   ---------------

$ 3,865,869,417   $   282,402,401   $ 1,637,855,504   $ 1,302,114,983
===============   ===============   ===============   ===============

$ 3,865,256,884   $   282,402,401   $ 1,637,855,504   $ 1,301,642,871
===============   ===============   ===============   ===============

    107,805,909        25,019,109        98,455,586        75,693,420
===============   ===============   ===============   ===============

$         35.85   $         11.29   $         16.64   $         17.20
===============   ===============   ===============   ===============

$       612,533                                       $       472,112
===============                                       ===============

         17,094                                                27,468
===============                                       ===============

$         35.83                                       $         17.19
===============                                       ===============

THE HUDSON RIVER TRUST
STATEMENTS OF OPERATIONS
Year Ended December 31, 1996

                                                             INTERMEDIATE
                                                              GOVERNMENT                                    GROWTH AND
                                             MONEY MARKET     SECURITIES     QUALITY BOND    HIGH YIELD       INCOME
                                              PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
                                            --------------  --------------  --------------  -------------  ------------
INVESTMENT INCOME:
 Income*(Note 1):
  Dividends (including $3,460,799 and
   $3,411,934 from affiliated companies
   for the Common Stock and Aggressive
   Stock Portfolios, respectively)  .......   $        --     $        --     $        --     $   175,797   $ 3,034,669
  Interest ................................    20,638,163       5,024,881      11,293,429      16,214,440       933,842
                                            --------------  --------------  --------------  -------------  ------------
   Total income ...........................    20,638,163       5,024,881      11,293,429      16,390,237     3,968,511
                                            --------------  --------------  --------------  -------------  ------------
 Expenses (Notes 1, 2 and 3):
  Investment advisory fee .................     1,472,114         399,460         935,462         856,390       864,549
  Custody fees ............................        13,550          21,460          26,840          23,922        15,532
  Distribution fees--Class IB .............           254              --              --              58            --
  Printing and mailing expenses ...........        57,975          12,134          26,374          21,783        19,986
  Professional fees .......................        14,254           9,190           9,007           8,368         8,214
  SEC registration fees ...................         4,987             217             434             217         1,084
  Trustees' fees ..........................        12,178           3,159           5,643           4,849         4,554
  Miscellaneous ...........................         6,858           3,678           3,801           3,069         2,594
                                            --------------  --------------  --------------  -------------  ------------
   Total expenses .........................     1,582,170         449,298       1,007,561         918,656       916,513
                                            --------------  --------------  --------------  -------------  ------------
NET INVESTMENT INCOME .....................    19,055,993       4,575,583      10,285,868      15,471,581     3,051,998
                                            --------------  --------------  --------------  -------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTES 1 AND 4):
 Realized Gain (Loss):
  On securities (including $2,796,965,
   $(8,821,017) and $60,876 from
   affiliated companies for the Common
   Stock, Aggressive Stock and Global
   Portfolios, respectively) ..............            --        (453,637)        939,845      12,420,138    12,181,263
  On options written ......................            --              --              --              --            --
  On foreign currency transactions  .......            --              --         (68,186)             --            --
  On futures contracts ....................            --              --              --              --            --
                                            --------------  --------------  --------------  -------------  ------------
 Realized gain (loss)--net ................            --        (453,637)        871,659      12,420,138    12,181,263
                                            --------------  --------------  --------------  -------------  ------------
 Change in Unrealized
  Appreciation/Depreciation:
  On securities ...........................        (7,886)     (1,025,808)     (1,868,060)      3,447,403    16,443,384
  On options written ......................            --              --              --              --            --
  On foreign currency transactions  .......            --              --         118,525              --            --
  On futures contracts ....................            --              --              --              --            --
                                            --------------  --------------  --------------  -------------  ------------
 Unrealized appreciation/depreciation--net         (7,886)     (1,025,808)     (1,749,535)      3,447,403    16,443,384
                                            --------------  --------------  --------------  -------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET  .        (7,886)     (1,479,445)       (877,876)     15,867,541    28,624,647
                                            --------------  --------------  --------------  -------------  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS    $19,048,107     $ 3,096,138     $ 9,407,992     $31,339,122   $31,676,645
                                            ==============  ==============  ==============  =============  ============

------------
* Net of foreign taxes withheld on dividends of $3,042, $32,886, $357,439, $1,103,645, $180,624, $53,371, $457,582 and $359,641 for the Growth and
    Income, Equity Index, Common Stock, Global, International, Conservative Investors, Balanced and Growth Investors Portfolios, respectively, and on interest of $103 and $95 for the Global and Growth Investors Portfolios, respectively.

See Notes to Financial Statements.

                                                                    AGGRESSIVE     CONSERVATIVE                       GROWTH
 EQUITY INDEX     COMMON STOCK       GLOBAL       INTERNATIONAL       STOCK         INVESTORS        BALANCED       INVESTORS
   PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
  $ 6,341,057   $   64,326,955    $ 10,411,663     $1,229,599      $  7,463,840    $ 1,138,588     $ 10,683,609    $  9,229,448
      462,343        6,192,091       5,565,223        877,635        16,908,426     12,897,917       45,681,532      22,850,498
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
    6,803,400       70,519,046      15,976,886      2,107,234        24,372,266     14,036,505       56,365,141      32,079,946
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
    1,034,043       20,314,128       4,491,125        875,316        15,504,789      1,517,920        5,820,114       5,816,056
       51,343          136,065         447,082        137,463            62,332         90,112          296,359         313,381
           --              134              49             --                63             --               --              78
       36,406          843,481         122,011         11,232           491,450         41,649          251,544         157,430
       11,364          149,352          25,827          6,667            90,030         11,695           46,552          32,235
        1,951               --           5,637             --                --            434               --           6,721
        8,755          185,691          26,046          2,830           108,798          8,948           54,329          34,735
        3,192           78,424           9,756          1,652            39,802          4,952           24,921          13,196
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
    1,147,054       21,707,275       5,127,533      1,035,160        16,297,264      1,675,710        6,493,819       6,373,832
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
    5,656,346       48,811,771      10,849,353      1,072,074         8,075,002     12,360,795       49,871,322      25,706,114
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
   13,813,315      517,703,619      42,673,209      2,763,980       651,849,153      6,717,096      128,577,417     130,296,769
           --       69,528,454              --             --                --             --               --              --
           --          (23,974)      2,323,828        287,769            (2,878)       (27,275)        (184,947)        903,574
    1,381,635               --              --             --                --             --               --              --
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
   15,194,950      587,208,099      44,997,037      3,051,749       651,846,275      6,689,821      128,392,470     131,200,343
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
   41,401,218      651,940,355      57,875,656      4,019,520       (19,577,800)    (4,721,625)      (3,423,214)    (21,124,616)
           --      (15,633,132)             --             --                --             --               --              --
           --             (216)      2,507,509        225,883                --            443            3,153         575,473
     (172,800)              --              --             --                --             --               --              --
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
   41,228,418      636,307,007      60,383,165      4,245,403       (19,577,800)    (4,721,182)      (3,420,061)    (20,549,143)
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
   56,423,368    1,223,515,106     105,380,202      7,297,152       632,268,475      1,968,639      124,972,409     110,651,200
--------------  --------------  --------------  ---------------  --------------  --------------  --------------  --------------
  $62,079,714   $1,272,326,877    $116,229,555     $8,369,226      $640,343,477    $14,329,434     $174,843,731    $136,357,314
==============  ==============  ==============  ===============  ==============  ==============  ==============  ==============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           INTERMEDIATE GOVERNMENT
                                                           MONEY MARKET PORTFOLIO            SECURITIES PORTFOLIO
                                                      --------------------------------  ------------------------------
                                                                 YEAR ENDED                       YEAR ENDED
                                                                DECEMBER 31,                     DECEMBER 31,
                                                           1996             1995             1996            1995
                                                      ---------------  ---------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ..............................   $  19,055,993    $  18,312,330    $  4,575,583    $  3,659,738
 Realized gain (loss)--net ..........................              --               --        (453,637)      1,061,357
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net .......................          (7,886)         145,252      (1,025,808)      2,579,005
                                                      ---------------  ---------------  --------------  --------------
 Net increase in net assets from operations  ........      19,048,107       18,457,582       3,096,138       7,300,100
                                                      ---------------  ---------------  --------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 (NOTE 1):
 Class IA:
  Dividends from net investment income ..............     (19,050,946)     (18,199,892)     (4,575,583)     (3,633,574)
  Dividends in excess of net investment income  .....         (25,232)              --         (19,617)             --
  Distributions from realized gains .................              --               --              --              --
  Distributions in excess of realized gains  ........              --               --              --              --
  Tax return of capital distributions ...............              --               --              --              --
                                                      ---------------  ---------------  --------------  --------------
 Total Class IA dividends and distributions  ........     (19,076,178)     (18,199,892)     (4,595,200)     (3,633,574)
                                                      ---------------  ---------------  --------------  --------------
 Class IB:
  Dividends from net investment income ..............          (5,047)              --              --              --
  Dividends in excess of net investment income  .....         (29,384)              --              --              --
  Distributions from realized gains .................              --               --              --              --
  Distributions in excess of realized gains  ........              --               --              --              --
                                                      ---------------  ---------------  --------------  --------------
 Total Class IB dividends and distributions  ........         (34,431)              --              --              --
                                                      ---------------  ---------------  --------------  --------------
 Decrease in net assets from dividends and
  distributions .....................................     (19,110,609)     (18,199,892)     (4,595,200)     (3,633,574)
                                                      ---------------  ---------------  --------------  --------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold .......................................     508,537,942      394,575,427      36,879,548      29,533,754
  Shares issued in reinvestment of dividends and
   distributions ....................................      19,076,178       18,199,892       4,595,200       3,633,574
  Shares redeemed ...................................    (450,848,823)    (351,733,059)    (23,371,086)    (13,571,893)
                                                      ---------------  ---------------  --------------  --------------
 Total Class IA transactions ........................      76,765,297       61,042,260      18,103,662      19,595,435
                                                      ---------------  ---------------  --------------  --------------
 Class IB:
  Shares sold .......................................       3,624,653               --              --              --
  Shares issued in reinvestment of dividends and
   distributions ....................................          34,431               --              --              --
  Shares redeemed ...................................        (446,631)              --              --              --
                                                      ---------------  ---------------  --------------  --------------
 Total Class IB transactions ........................       3,212,453               --              --              --
                                                      ---------------  ---------------  --------------  --------------
 Net increase (decrease) in net assets derived from
  share transactions ................................      79,977,750       61,042,260      18,103,662      19,595,435
                                                      ---------------  ---------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS ...................      79,915,248       61,299,950      16,604,600      23,261,961
NET ASSETS, BEGINNING OF PERIOD .....................     386,690,946      325,390,996      71,779,825      48,517,864
                                                      ---------------  ---------------  --------------  --------------
NET ASSETS, END OF PERIOD* ..........................   $ 466,606,194    $ 386,690,946    $ 88,384,425    $ 71,779,825
                                                      ===============  ===============  ==============  ==============

------------
* Including accumulated undistributed (overdistributed) net investment income of $43,191 and $97,807 for the Money Market Portfolio; $3,160 and $22,777 for the Intermediate Government Securities Portfolio; $(220,079) and $63,771 for the Quality Bond Portfolio; $23,927 and $22,557 for the High Yield Portfolio; $11,797 and $10,278 for the Growth and Income Portfolio; $(5,276) and $(851) for the Equity Index Portfolio, as of December 31, 1996 and December 31, 1995, respectively.

See Notes to Financial Statements.

                                                                      GROWTH AND INCOME
    QUALITY BOND PORTFOLIO           HIGH YIELD PORTFOLIO                 PORTFOLIO                EQUITY INDEX PORTFOLIO
------------------------------  ------------------------------  -----------------------------  ------------------------------
          YEAR ENDED                      YEAR ENDED                     YEAR ENDED                      YEAR ENDED
         DECEMBER 31,                    DECEMBER 31,                   DECEMBER 31,                    DECEMBER 31,
     1996            1995            1996            1995            1996           1995            1996            1995
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
 $ 10,285,868     $  8,846,857    $ 15,471,581    $  9,874,042    $  3,051,998    $ 1,929,904    $  5,656,346    $  1,847,863
      871,659        3,312,031      12,420,138       1,037,899      12,181,263        (78,675)     15,194,950       1,143,375
   (1,749,535)      10,351,408       3,447,403       6,108,056      16,443,384     11,348,703      41,228,418      21,464,214
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
    9,407,992       22,510,296      31,339,122      17,019,997      31,676,645     13,199,932      62,079,714      24,455,452
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
  (10,285,868)      (8,729,254)    (15,469,541)     (9,874,042)     (3,050,479)    (1,919,557)     (5,656,346)     (1,841,475)
     (326,079)              --        (432,568)       (385,462)             --             --          (4,427)             --
           --               --     (11,348,200)             --     (11,682,352)            --     (15,093,505)     (1,143,375)
           --               --              --              --              --             --              --         (84,099)
           --               --              --              --              --             --          (7,525)           (123)
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
  (10,611,947)      (8,729,254)    (27,250,309)    (10,259,504)    (14,732,831)    (1,919,557)    (20,761,803)     (3,069,072)
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
           --               --          (2,040)             --              --             --              --              --
           --               --         (15,935)             --              --             --              --              --
           --               --            (908)             --              --             --              --              --
           --               --         (18,516)             --              --             --              --              --
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
           --               --         (37,399)             --              --             --              --              --
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
  (10,611,947)      (8,729,254)    (27,287,708)    (10,259,504)    (14,732,831)    (1,919,557)    (20,761,803)     (3,069,072)
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
   27,205,153       18,946,820      71,897,677      46,607,272     111,512,120     57,426,026     230,679,439     153,767,030
   10,611,947        8,729,254      27,250,309      10,259,504      14,732,831      1,919,557      20,761,803       3,069,072
  (39,032,520)     (11,589,738)    (21,997,075)    (19,393,315)     (9,161,198)    (4,095,508)    (72,295,253)    (49,185,409)
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
   (1,215,420)      16,086,336      77,150,911      37,473,461     117,083,753     55,250,075     179,145,989     107,650,693
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
           --               --         677,158              --              --             --              --              --
           --               --          37,399              --              --             --              --              --
           --               --              --              --              --             --              --              --
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
           --               --         714,557              --              --             --              --              --
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
   (1,215,420)      16,086,336      77,865,468      37,473,461     117,083,753     55,250,075     179,145,989     107,650,693
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
   (2,419,375)      29,867,378      81,916,882      44,233,954     134,027,567     66,530,450     220,463,900     129,037,073
  157,442,847      127,575,469     118,128,583      73,894,629      98,052,821     31,522,371     165,785,281      36,748,208
--------------  --------------  --------------  --------------  --------------  -------------  --------------  --------------
 $155,023,472     $157,442,847    $200,045,465    $118,128,583    $232,080,388    $98,052,821    $386,249,181    $165,785,281
==============  ==============  ==============  ==============  ==============  =============  ==============  ==============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                           COMMON STOCK PORTFOLIO            GLOBAL PORTFOLIO
                                                       ------------------------------ ------------------------------
                                                                 YEAR ENDED                     YEAR ENDED
                                                                DECEMBER 31,                   DECEMBER 31,
                                                            1996            1995           1996            1995
                                                       --------------  -------------- --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ..............................  $   48,811,771  $   53,432,936   $ 10,849,353    $  9,803,075
 Realized gain--net .................................     587,208,099     262,461,526     44,997,037      17,804,800
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net .......................     636,307,007     845,152,888     60,383,165      72,106,049
                                                       --------------  -------------- --------------  --------------
 Net increase in net assets from operations  ........   1,272,326,877   1,161,047,350    116,229,555      99,713,924
                                                       --------------  -------------- --------------  --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 (NOTE 1):
 Class IA:
  Dividends from net investment income ..............     (44,580,327)    (53,432,936)   (10,849,259)     (9,500,310)
  Dividends in excess of net investment income  .....              --      (6,567,658)    (4,499,020)             --
  Distributions from realized gains .................    (587,198,121)   (262,461,526)   (42,474,239)    (17,804,800)
  Distributions in excess of realized gains  ........     (71,434,343)     (8,497,379)            --      (1,081,237)
  Tax return of capital distributions ...............        (988,016)             --       (220,411)       (546,316)
                                                       --------------  -------------- --------------  --------------
 Total Class IA dividends and distributions  ........    (704,200,807)   (330,959,499)   (58,042,929)    (28,932,663)
                                                       --------------  -------------- --------------  --------------
 Class IB:
  Dividends from net investment income ..............            (326)             --            (94)             --
  Dividends in excess of net investment income  .....          (4,564)             --         (2,076)             --
  Distributions from realized gains .................          (9,978)             --         (1,502)             --
  Distributions in excess of realized gains  ........         (62,273)             --         (4,502)             --
  Tax return of capital distributions ...............            (108)             --            (31)             --
                                                       --------------  -------------- --------------  --------------
 Total Class IB dividends and distributions  ........         (77,249)             --         (8,205)             --
                                                       --------------  -------------- --------------  --------------
 Decrease in net assets from dividends and
  distributions .....................................    (704,278,056)   (330,959,499)   (58,051,134)    (28,932,663)
                                                       --------------  -------------- --------------  --------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold .......................................     756,034,799     509,750,491    255,537,439     229,097,991
  Shares issued in reinvestment of dividends and
   distributions ....................................     704,200,807     330,959,499     58,042,929      28,932,663
  Shares redeemed ...................................    (282,642,349)   (257,365,702)   (60,861,388)    (64,369,805)
                                                       --------------  -------------- --------------  --------------
 Total Class IA transactions ........................   1,177,593,257     583,344,288    252,718,980     193,660,849
                                                       --------------  -------------- --------------  --------------
 Class IB:
  Shares sold .......................................       1,237,252              --        285,485              --
  Shares issued in reinvestment of dividends and
   distributions ....................................          77,249              --          8,205              --
  Shares redeemed ...................................              --              --             --              --
                                                       --------------  -------------- --------------  --------------
 Total Class IB transactions ........................       1,314,501              --        293,690              --
                                                       --------------  -------------- --------------  --------------
 Net increase in net assets derived from share
  transactions ......................................   1,178,907,758     583,344,288    253,012,670     193,660,849
                                                       --------------  -------------- --------------  --------------
INCREASE IN NET ASSETS ..............................   1,746,956,579   1,413,432,139    311,191,091     264,442,110
NET ASSETS, BEGINNING OF PERIOD .....................   4,879,677,000   3,466,244,861    686,140,393     421,698,283
                                                       --------------  -------------- --------------  --------------
NET ASSETS, END OF PERIOD* ..........................  $6,626,633,579  $4,879,677,000   $997,331,484    $686,140,393
                                                       ==============  ============== ==============  ==============

------------
* Including accumulated undistributed (overdistributed) net investment income of $(194,316) and $8,246,095 for the Common Stock Portfolio; $(3,212,284)
    and $455,586 for the Global Portfolio; $(614,431) and $6,487 for the International Portfolio; $(58,479) and $(4,129) for the Aggressive Stock Portfolio; $9,815 and $63,026 for the Conservative Investors Portfolio; $(190,700) and $86,599 for the Balanced Portfolio, as of December 31, 1996 and December 31, 1995, respectively.

**  Commencement of Operations.

See Notes to Financial Statements.

                                                                     CONSERVATIVE INVESTORS
    INTERNATIONAL PORTFOLIO        AGGRESSIVE STOCK PORTFOLIO              PORTFOLIO                   BALANCED PORTFOLIO
-------------------------------  -------------------------------  -----------------------------  -------------------------------
                APRIL 3, 1995**
  YEAR ENDED          TO                   YEAR ENDED                      YEAR ENDED                      YEAR ENDED
 DECEMBER 31,     DECEMBER 31,             DECEMBER 31,                    DECEMBER 31,                    DECEMBER 31,
     1996            1995             1996            1995            1996            1995            1996            1995
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
 $  1,072,074      $   142,455    $    8,075,002  $    6,203,510   $ 12,360,795    $ 11,574,771   $   49,871,322  $   47,303,460
    3,051,749          266,775       651,846,275     346,368,084      6,689,821      11,270,671      128,392,470      64,616,058

    4,245,403          944,505       (19,577,800)    262,696,319     (4,721,182)     16,138,395       (3,420,061)    144,740,180
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
    8,369,226        1,353,735       640,343,477     615,267,913     14,329,434      38,983,837      174,843,731     256,659,698
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------

   (1,072,074)        (142,455)       (8,075,028)     (6,203,510)   (12,360,795)    (11,510,223)     (49,871,322)    (47,099,230)

     (972,982)        (240,038)          (50,994)        (43,012)       (44,557)             --         (241,952)             --
   (2,651,391)        (118,651)     (651,842,635)   (300,293,392)    (6,689,821)     (1,556,393)    (128,392,470)    (41,562,533)

           --               --        (1,362,771)             --       (396,608)             --       (2,491,886)             --
           --               --                --              --             --              --               --              --
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
   (4,696,447)        (501,144)     (661,331,428)   (306,539,914)   (19,491,781)    (13,066,616)    (180,997,630)    (88,661,763)
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------

           --               --                --              --             --              --               --              --
           --               --              (452)             --             --              --               --              --
           --               --            (3,630)             --             --              --               --              --
           --               --           (32,780)             --             --              --               --              --
           --               --                --              --             --              --               --              --
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
           --               --           (36,862)             --             --              --               --              --
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
   (4,696,447)        (501,144)     (661,368,290)   (306,539,914)   (19,491,781)    (13,066,616)    (180,997,630)    (88,661,763)
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
  141,011,557       29,365,420     1,093,061,087     843,611,785     50,046,532      50,112,293       64,030,181      55,178,023
    4,696,447          501,144       661,331,428     306,539,914     19,491,781      13,066,616      180,997,630      88,661,763
  (26,157,811)      (2,035,292)     (568,654,477)   (590,529,129)   (34,074,560)    (10,686,445)    (124,160,136)   (118,515,605)
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
  119,550,193       27,831,272     1,185,738,038     559,622,570     35,463,753      52,492,464      120,867,675      25,324,181
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
           --               --           604,481              --             --              --               --              --
           --               --            36,862              --             --              --               --              --
           --               --                --              --             --              --
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
           --               --           641,343              --             --              --               --              --
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
  119,550,193       27,831,272     1,186,379,381     559,622,570     35,463,753      52,492,464      120,867,675      25,324,181
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
  123,222,972       28,683,863     1,165,354,568     868,350,569     30,301,406      78,409,685      114,713,776     193,322,116
   28,683,863               --     2,700,514,849   1,832,164,280    252,100,995     173,691,310    1,523,141,728   1,329,819,612
--------------  ---------------  ---------------  --------------  --------------  -------------  ---------------  --------------
 $151,906,835      $28,683,863    $3,865,869,417  $2,700,514,849   $282,402,401    $252,100,995   $1,637,855,504  $1,523,141,728
==============  ===============  ===============  ==============  ==============  =============  ===============  ==============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

                                                              GROWTH INVESTORS
                                                                 PORTFOLIO
                                                       -----------------------------
                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                            1996            1995
                                                       -------------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ..............................  $   25,706,114   $ 23,451,903
 Realized gain--net .................................     131,200,343     20,094,016
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net .......................     (20,549,143)   114,933,862
                                                       -------------- --------------
 Net increase in net assets from operations  ........     136,357,314    158,479,781
                                                       -------------- --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
 Class IA:
  Dividends from net investment income ..............     (25,705,569)   (23,451,903)
  Dividends in excess of net investment income  .....      (2,082,361)      (429,740)
  Distributions from realized gains .................    (131,199,726)   (11,896,371)
  Distributions in excess of realized gains  ........        (570,518)            --
                                                       -------------- --------------
 Total Class IA dividends and distributions  ........    (159,558,174)   (35,778,014)
                                                       -------------- --------------
 Class IB:
  Dividends from net investment income ..............            (545)            --
  Dividends in excess of net investment income  .....          (2,449)            --
  Distributions from realized gains .................            (617)            --
  Distributions in excess of realized gains  ........          (6,239)            --
                                                       -------------- --------------
 Total Class IB dividends and distributions  ........          (9,850)            --
                                                       -------------- --------------
 Decrease in net assets from dividends and
  distributions .....................................    (159,568,024)   (35,778,014)
                                                       -------------- --------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold .......................................     297,495,728    264,281,654
  Shares issued in reinvestment of dividends and
   distributions ....................................     159,558,174     35,778,014
  Shares redeemed ...................................     (28,339,916)   (19,105,124)
                                                       -------------- --------------
 Total Class IA transactions ........................     428,713,986    280,954,544
                                                       -------------- --------------
 Class IB:
  Shares sold .......................................         468,087             --
  Shares issued in reinvestment of dividends and
   distributions ....................................           9,850             --
  Shares redeemed ...................................             (90)            --
                                                       -------------- --------------
 Total Class IB transactions ........................         477,847             --
                                                       -------------- --------------
 Net increase in net assets derived from
  share transactions ................................     429,191,833    280,954,544
                                                       -------------- --------------
INCREASE IN NET ASSETS ..............................     405,981,123    403,656,311
NET ASSETS, BEGINNING OF PERIOD .....................     896,133,860    492,477,549
                                                       -------------- --------------
NET ASSETS, END OF PERIOD* ..........................  $1,302,114,983   $896,133,860
                                                       ============== ==============

------------
* Including accumulated undistributed (overdistributed) net investment income of $(1,135,946) and $105,968 for the Growth Investors Portfolio, as of December 31, 1996 and December 31, 1995, respectively.

See Notes to Financial Statements.

THE HUDSON RIVER TRUST
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------------------------------------------
                                                                                         EFFECTIVE
                                                          PRINCIPAL         VALUE         ANNUAL
                                                            AMOUNT         (NOTE 1)       YIELD*
---------------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
BANK NOTES Bank of New York:
 Due 03/24/97 .........................................   $10,000,000     $10,001,699       5.48%
 Due 04/01/97 .........................................     5,000,000       5,000,441       5.47
                                                                        --------------
  TOTAL BANK NOTES (3.2%) .............................                    15,002,140
                                                                        --------------
CERTIFICATES OF DEPOSIT
Bayerische Vereinsbank AG
 Due 07/29/97 .........................................    15,000,000      15,004,438       5.50
Caisse Nationale de Credit Agricole
 Due 09/05/97 .........................................    15,000,000      15,008,047       5.47
First National Bank-Chicago
 Due 06/18/97 .........................................    10,000,000      10,006,299       5.51
Bank of Tokyo-Mitsubishi Bank Ltd., N.Y.
 Due 04/30/97 .........................................    17,000,000      17,006,022       5.72
Norinchukin Bank Ltd.:
 Due 04/07/97 .........................................     8,000,000       8,004,587       5.47
 Due 04/23/97 .........................................     9,000,000       9,009,161       5.46
Sumitomo Bank Ltd.
 Due 01/27/97 .........................................    17,000,000      17,004,514       5.78
                                                                        --------------
  TOTAL CERTIFICATES OF DEPOSIT (19.5%) ...............                    91,043,068
                                                                        --------------
COMMERCIAL PAPER
Alamo Funding
 Due 01/30/97 .........................................    17,500,000      17,425,285       5.53
Allianz of America Financial Corp.
 Due 04/24/97 .........................................     8,000,000       7,867,916       5.53
Atlas Funding Corp.:
 Due 01/21/97 .........................................    16,400,000      16,351,893       5.51
 Due 02/04/97 .........................................     1,253,000       1,246,764       5.50
Barton Capital Corp.:
 Due 01/31/97 .........................................    13,600,000      13,540,273       5.50
 Due 06/16/97 .........................................     3,876,000       3,781,990       5.55
Beta Finance, Inc.:
 Due 03/10/97 .........................................     5,000,000       4,950,228       5.52
 Due 03/13/97 .........................................     5,000,000       4,948,032       5.52
 Due 06/02/97 .........................................     6,000,000       5,866,747       5.54
BHF Delaware, Inc.
 Due 03/10/97 .........................................     5,000,000       4,950,228       5.52
Briarcliff Capital Corp.
 Due 01/24/97 .........................................     1,910,000       1,903,557       5.51
Centauri Corp.:
 Due 03/13/97 .........................................     6,300,000       6,234,272       5.54
 Due 04/11/97 .........................................    11,200,000      11,036,356       5.52
Chase Manhattan Bank
 Due 03/14/97 .........................................     5,000,000       4,947,300       5.52
Enterprise Funding Corp.
 Due 03/03/97 .........................................     1,290,000       1,278,481       5.51
Eureka Corp.
 Due 02/03/97 .........................................    14,000,000      13,932,368       5.50
General Electric Capital Corp.
 Due 03/03/97 .........................................     5,000,000       4,955,182       5.54
Greenwich Asset Funding, Inc.
 Due 03/24/97 .........................................     8,835,000       8,728,945       5.52
International Securitization
 Due 02/20/97 .........................................     7,715,000       7,658,531       5.51

                                       10

THE HUDSON RIVER TRUST
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996
---------------------------------------------------------------------------------------------------
                                                                                         EFFECTIVE
                                                          PRINCIPAL         VALUE         ANNUAL
                                                            AMOUNT         (NOTE 1)       YIELD*
---------------------------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
 Due 02/19/97 .........................................   $ 5,000,000     $  4,964,135      5.51%
 Due 03/18/97 .........................................     4,100,000        4,054,385      5.52
Morgan (J.P.) & Co.
 Due 03/05/97 .........................................     5,000,000        4,953,888      5.52
Morgan Stanley Group, Inc.
 Due 02/12/97 .........................................    17,500,000       17,391,588      5.55
Old Line Funding Corp.:
 Due 02/24/97 .........................................    10,000,000        9,920,950      5.51
 Due 03/11/97 .........................................     7,500,000        7,424,244      5.52
Premium Funding-Series B
 Due 02/18/97 .........................................     2,000,000        1,985,947      5.51
Premium Funding-Series A & E:
 Due 02/05/97 .........................................    10,108,000       10,056,211      5.50
 Due 02/14/97 .........................................     5,400,000        5,365,218      5.51
Ranger Funding Corp.:
 Due 02/04/97 .........................................     6,189,000        6,158,196      5.50
 Due 02/13/97 .........................................     5,000,000        4,968,526      5.51
Receivable Capital Corp.
 Due 05/01/97 .........................................    12,100,000       11,887,847      5.53
Riverwood Funding Corp.
 Due 02/14/97 .........................................    17,500,000       17,387,281      5.51
R.O.S.E. Funding Ltd.
 Due 03/26/97 .........................................    17,500,000       17,284,804      5.52
Sigma Finance Corp.:
 Due 02/10/97 .........................................     5,800,000        5,766,038      5.51
 Due 04/09/97 .........................................     4,500,000        4,435,565      5.52
Three Rivers Funding:
 Due 01/21/97 .........................................     3,859,000        3,847,680      5.51
 Due 01/27/97 .........................................     8,046,000        8,015,318      5.51
Working Capital Management, Inc.
 Due 01/13/97 .........................................    17,500,000       17,468,675      5.60
                                                                        --------------
  TOTAL COMMERCIAL PAPER (65.4%) ......................                    304,940,844
                                                                        --------------
VARIABLE RATE LIBOR
General Electric Capital Corp.
 Due 06/27/97 .........................................     5,000,000        4,997,351      5.72
Goldman Sachs & Co.
 Due 01/13/97 .........................................    15,000,000       15,000,406      5.73
Merrill Lynch & Co., Inc.
 Due 03/24/97 .........................................    15,000,000       14,998,479      5.76
                                                                        --------------
  TOTAL VARIABLE RATE LIBOR (7.5%) ....................                     34,996,236
                                                                        --------------
VARIABLE RATE SECURITIES (1.1%)
 General Electric Capital Corp.
 Due 05/12/97 .........................................     5,000,000        5,008,464      5.21
                                                                        --------------
TOTAL INVESTMENTS IN SHORT-TERM DEBT SECURITIES
 (96.7%)
 (Amortized Cost $450,833,231) ........................                    450,990,752
OTHER ASSETS LESS LIABILITIES (3.3%) ..................                     15,615,442
                                                                        --------------
NET ASSETS (100.0%) ...................................                   $466,606,194
                                                                        ==============

------------
* Based on market values at the close of business on December 31, 1996.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

-----------------------------------------------------------
                                 PRINCIPAL        VALUE
                                   AMOUNT       (NOTE 1)
-----------------------------------------------------------
LONG-TERM DEBT SECURITIES:
COLLATERALIZED MORTGAGE
 OBLIGATIONS (0.5%)
Federal Home Loan
 Mortgage Corp.
 5.75% PAC-1(11), 10/15/11  ...  $   454,373    $   453,379
                                              -------------
MORTGAGE RELATED (28.8%)
Federal Home Loan
 Mortgage Corp:
 7.0% TBA, 12/10/11 ...........    5,900,000      5,898,159
 9.5%, 01/01/20 ...............        4,951          5,329
Federal National Mortgage
 Association:
 8.031%, 05/01/27 (a) .........    1,639,402      1,718,307
 7.0% 7 Year Balloon, 04/01/03       503,023        504,284
 7.0% 7 Year Balloon, 05/01/03       775,588        777,531
 7.0% 7 Year Balloon, 06/01/03     4,828,104      4,840,203
 7.0% 7 Year Balloon, 07/01/03     1,084,899      1,087,619
 7.0% 7 Year Balloon, 08/01/03     2,059,778      2,064,938
Government National Mortgage
 Association:
 8.0%, 06/15/23 ...............      961,303        980,530
 8.0%, 11/15/23 ...............      287,762        293,518
 8.0%, 07/15/24 ...............      294,082        299,964
 8.0%, 09/15/24 ...............      362,341        369,588
 8.0%, 10/15/24 ...............      271,178        276,602
 8.0%, 11/15/24 ...............      278,497        284,067
 8.0%, 03/15/25 ...............      326,433        332,962
 8.0%, 04/15/25 ...............      321,914        328,353
 8.0%, 05/15/25 ...............    1,496,347      1,526,276
 8.0%, 05/15/26 ...............      714,987        729,289
 8.0%, 07/15/26 ...............    3,051,008      3,112,030
                                              -------------
                                                 25,429,549
                                              -------------


-----------------------------------------------------------
                                 PRINCIPAL        VALUE
                                   AMOUNT       (NOTE 1)
-----------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (68.5%)
Federal Home Loan Bank
 5.5%, 01/10/01 ...............  $ 4,500,000    $ 4,373,955
Resolution Funding S.T.R.I.P.S
 Zero Coupon Deb., 04/15/99  ..    5,000,000      4,367,750
Tennessee Valley Authority
 6.5%, 08/20/01 ...............    5,400,000      5,422,787
U.S. Treasury:
 6.125% Note, 08/31/98 ........    6,800,000      6,819,128
 6.0% Note, 08/15/99 ..........   14,000,000     13,995,630
 5.5% Note, 12/31/00 ..........    6,600,000      6,447,375
 6.625% Note, 06/30/01 ........    3,200,000      3,251,002
 6.25% Note, 10/31/01 .........    4,000,000      4,002,500
 5.875% Note, 11/30/01 ........    3,700,000      3,645,658
 11.875% Bond, 11/15/03  ......    6,300,000      8,213,625
                                              -------------
                                                 60,539,410
                                              -------------
TOTAL LONG-TERM DEBT SECURITIES (97.8%)
 (Amortized Cost $85,801,169)                    86,422,338
                                              -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank
 5.0%, due 01/02/97 ...........      500,000        499,931
Federal Home Loan
 Mortgage Corp.
 5.7%, due 01/02/97 ...........    5,700,000      5,699,097
                                              -------------
 TOTAL U.S. GOVERNMENT
  AGENCIES (7.0%) .............                   6,199,028
                                              -------------
TOTAL SHORT-TERM DEBT SECURITIES (7.0%)
 (Amortized Cost $6,199,028)  .                   6,199,028
                                              -------------
TOTAL INVESTMENTS (104.8%)
 (Amortized Cost $92,000,197)                    92,621,366
OTHER ASSETS LESS LIABILITIES (-4.8%)            (4,236,941)
                                              -------------
NET ASSETS (100.0%) ...........                 $88,384,425
                                              =============

------------
(a) Adjustable rate mortgage; stated interest rate in effect at December 31, 1996.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

-------------------------------------------------------------
                                   PRINCIPAL        VALUE
                                     AMOUNT       (NOTE 1)
-------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (8.7%)
Reliance Industries Ltd.
 10.375%, 06/24/16+ ............  $ 6,700,000    $  7,253,554
Soc Quimica Y Minera
 7.7%, 09/15/06+ ...............    6,000,000       6,154,620
                                               --------------
 TOTAL BASIC MATERIALS (8.7%)  .                   13,408,174
                                               --------------
CREDIT SENSITIVE
BANKS (4.3%)
Zion's First National Bank
 8.536%, 12/15/26+ .............    6,500,000       6,704,945
                                               --------------
FOREIGN GOVERNMENT (13.5%)
Government of Australia
 7.0%, 04/15/00 ................   17,250,000      13,819,508
Republic of Poland
 4.0% PDI, 10/27/14(a) .........    8,500,000       7,182,500
                                               --------------
                                                   21,002,008
                                               --------------
INSURANCE (3.3%)
Conseco Finance Trust II
 8.7%, 11/15/26 ................    5,050,000       5,076,109
                                               --------------
MORTGAGE RELATED (23.6%)
Chase Manhattan Grantor Trust
 5.2%, 02/15/02 ................    5,926,867       5,874,854
Federal Home Loan
 Mortgage Corp.
 7.0%, 09/01/11 ................    7,735,144       7,732,731
Federal National Mortgage
 Association:
 6.5%, 05/01/11 ................   13,074,403      12,837,429
 6.5%, 08/01/11 ................    2,124,701       2,086,191
 7.0%, 05/01/26 ................    8,269,379       8,091,075
                                               --------------
                                                   36,622,280
                                               --------------



-------------------------------------------------------------
                                   PRINCIPAL        VALUE
                                     AMOUNT       (NOTE 1)
-------------------------------------------------------------
UTILITY--ELECTRIC (4.7%)
Empresa Electrica del Norte
 7.75%, 03/15/06+ ..............  $ 7,165,000    $  7,223,538
                                               --------------
UTILITY--GAS (3.3%)
RAS Laffan Liquid Natural Gas
 8.294%, 09/15/14+ .............    5,000,000       5,081,075
                                               --------------
U.S. GOVERNMENT (34.1%)
U.S. Treasury:
 6.375% Note, 05/15/99 .........   25,290,000      25,511,288
 6.25% Note, 10/31/01 ..........   14,735,000      14,744,209
 5.75% Note, 08/15/03 ..........   13,000,000      12,610,000
                                               --------------
                                                   52,865,497
                                               --------------
 TOTAL CREDIT SENSITIVE (86.8%)                   134,575,452
                                               --------------
TOTAL LONG-TERM DEBT SECURITIES (95.5%)
 (Amortized Cost $145,706,771)                    147,983,626
                                               --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.4%)
Federal Home Loan
 Mortgage Corp.
 5.7%, due 01/02/97 ............    5,300,000       5,299,161
                                               --------------
TOTAL SHORT-TERM DEBT
SECURITIES (3.4%)
 (Amortized Cost $5,299,161)  ..                    5,299,161
                                               --------------
TOTAL INVESTMENTS (98.9%)
 (Amortized Cost $151,005,932)                    153,282,787
OTHER ASSETS
 LESS LIABILITIES (1.1%) .......                    1,740,685
                                               --------------
NET ASSETS (100.0%) ............                 $155,023,472
                                               ==============


------------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $32,417,732 or 20.9% of net assets.

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.
    Glossary: PDI--Past Due Interest Bond

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

-------------------------------------------------------------
                                      NUMBER           VALUE
                                    OF SHARES       (NOTE 1)
-------------------------------------------------------------
COMMON STOCKS AND WARRANTS:
BUSINESS SERVICES (0.0%)
PRINTING, PUBLISHING &
 BROADCASTING
Pegasus Media & Communications
 (Class B)* ........................      150    $     45,000
                                                -------------
CAPITAL GOODS (0.0%)
BUILDING & CONSTRUCTION
Capital Pacific Holdings,
 Inc.--
 Warrants* .........................   11,850         17,775
                                                -------------
CONSUMER CYCLICALS
RETAIL--GENERAL (0.0%)
Eye Care Centers of America--
 Warrants* .........................    5,000         20,000
Florists Transworld Corp.
 (Class B)*+ .......................   18,750         18,750
                                                -------------
 TOTAL CONSUMER CYCLICALS (0.0%) ...                  38,750
                                                -------------
CONSUMER NONCYCLICALS
HOSPITAL SUPPLIES & SERVICES (0.0%)
Wright Medical Technology,
 Inc.--Warrants* ...................      618         80,340
                                                -------------
SOAPS & TOILETRIES (0.1%)
Renaissance Cosmetics--
 Warrants*+ ........................    2,000        100,000
                                                -------------
 TOTAL CONSUMER NONCYCLICALS (0.1%)                  180,340
                                                -------------
TOTAL COMMON STOCKS
 AND WARRANTS (0.1%)
 (Cost $157,935) ...................                 281,865
                                                -------------
PREFERRED STOCKS:
BUSINESS SERVICES (3.4%)
PRINTING, PUBLISHING &
 BROADCASTING
Cablevision Systems Corp.
 11.125%, Series M (a) .............   75,495      6,775,676
                                                -------------
TOTAL PREFERRED STOCKS (3.4%)
 (Cost $7,042,039) .................               6,775,676
                                                -------------

                                   PRINCIPAL
                                     AMOUNT
                                   ---------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (4.9%)
Kaiser Aluminum & Chemical
 10.875%, 10/15/06+ ...........    $4,000,000      4,240,000
                                                -------------
Trans Resources, Inc.
 11.875% Sr. Sub. Note
 Series B, 07/01/02 ...........     5,500,000      5,527,500
                                                -------------
                                                   9,767,500
                                                -------------
METALS & MINING (1.3%)
 Great Lakes Carbon Corp.
 10.0%, 01/01/06 ..............     2,500,000      2,650,000
                                                -------------
PAPER (3.4%)
FSW International
 12.5%, 11/01/06+ .............     4,000,000      4,240,000
Maxxam Group Holdings, Inc.
 12.0%, 08/01/03+ .............     2,500,000      2,550,000
                                                -------------
                                                   6,790,000
                                                -------------


-------------------------------------------------------------
                                   PRINCIPAL        VALUE
                                     AMOUNT       (NOTE 1)
-------------------------------------------------------------
STEEL (3.3%) AK Steel Corp.
 9.125%, 12/15/06+ ............   $4,000,000    $ 4,103,752
Ivaco, Inc.
 11.5%, 09/15/05 ..............    2,500,000      2,487,500
                                               --------------
                                                  6,591,252
                                               --------------
 TOTAL BASIC MATERIALS (12.9%)                   25,798,752
                                               --------------
BUSINESS SERVICES
PRINTING, PUBLISHING &
 BROADCASTING (16.3%)
All American Communications,
 Inc.
 10.875%, 10/15/01 ............    4,000,000      4,060,000
Albritton Communications
 9.75%, 11/30/07 ..............    5,000,000      4,850,000
Goss Graphic Systems, Inc.
 12.0%, 10/15/06 ..............    5,250,000      5,407,500
Grupo Televisa S.A.
 Zero Coupon, 05/15/08 (b) ....    9,000,000      5,940,000
Park Broadcasting, Inc.
 11.75%, 05/15/04+ ............    5,000,000      5,875,000
Telemundo Group, Inc.
 7.0%, 02/15/06 (c) ...........    6,735,000      6,499,275
                                               --------------
                                                 32,631,775
                                               --------------
TRUCKING, SHIPPING (2.1%)
Ryder Trucks Inc.
 10.0%, 12/01/06+ .............    4,000,000      4,160,000
                                              --------------
 TOTAL BUSINESS SERVICES (18.4%)                 36,791,775
                                              --------------
CAPITAL GOODS
AEROSPACE (1.8%) Hawk Corp.
 10.25%, 12/01/03+ ............   3,500,000       3,570,000
                                              --------------
MACHINERY (2.1%)
Dictaphone Corp.
 11.75%, 08/01/05 .............   4,500,000       4,140,000
                                              --------------
 TOTAL CAPITAL GOODS (3.9%)                       7,710,000
                                              --------------
CONSUMER CYCLICALS
AIRLINES (1.0%)
Continental Airlines, Inc.
 9.5%, 12/15/01+ ..............   2,000,000       2,030,000
                                              --------------
AUTO RELATED (1.5%)
Harvard Industries, Inc.
 12.0%, 07/15/04 ..............   3,500,000       3,027,500
                                              --------------
LEISURE RELATED (4.2%)
American Skiing Corp.
 12.0%, 07/15/06+ .............   4,000,000       4,210,000
Waterford Gaming LLC
 12.75%, 11/15/03+ ............   4,000,000       4,170,000
                                              --------------
                                                  8,380,000
                                              --------------
RETAIL--GENERAL (2.1%)
Pantry, Inc.
 12.0%, 11/15/00 ..............   4,500,000       4,241,250
                                              --------------
 TOTAL CONSUMER CYCLICALS (8.8%)                 17,678,750

                                       14

THE HUDSON RIVER TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

------------------------------------------------------------
                                   PRINCIPAL        VALUE
                                     AMOUNT       (NOTE 1)
------------------------------------------------------------
CONSUMER NONCYCLICALS
CONTAINERS (3.0%)
Gaylord Container Corp.
 11.5%, 05/15/01 ..............   $3,500,000    $  3,780,000
MVE, Inc.
 12.5%, 02/15/02 ..............    2,000,000       2,160,000
                                              --------------
                                                   5,940,000
                                              --------------
HOSPITAL SUPPLIES & SERVICES (3.1%)
Quest Diagnostic, Inc.
 10.75%, 12/15/06 .............    3,452,000       3,624,600
Unison Healthcare Corp.
 12.25%, 11/01/06+ ............    2,500,000       2,562,500
                                              --------------
                                                   6,187,100
                                              --------------
 TOTAL CONSUMER NONCYCLICALS (6.1%)               12,127,100
                                              --------------
CREDIT SENSITIVE
FOREIGN GOVERNMENT (1.2%)
Republic of Russia
 Floater, 12/15/20 (d) ........    4,000,000       2,335,000
                                              --------------
UTILITY--ELECTRIC (1.5%)
AES China Generating Co.
 10.125%, 12/15/06 ............    3,000,000       3,120,000
                                              --------------
 TOTAL CREDIT SENSITIVE (2.7%)                     5,455,000
                                              --------------
ENERGY OIL--DOMESTIC (7.9%)
Abraxas Petroleum Corp.
 11.5%, 11/01/04+ .............    3,500,000       3,718,750
National Energy Group
 10.75%, 11/01/06+ ............    6,500,000       6,760,000
TransTexas Gas Corp.
 Zero Coupon, 12/31/03 (b) ....    9,512,000       5,231,600
                                              --------------
                                                  15,710,350
                                              --------------
OIL--SUPPLIES & CONSTRUCTION (4.6%)
Deeptech International, Inc.
 12.0%, 12/15/00 ..............    3,500,000       3,675,000
Transamerican Refining Corp.
 Zero Coupon, 02/15/02 (b) ....    6,750,000       5,568,750
                                              --------------
                                                   9,243,750
                                              --------------
 TOTAL ENERGY (12.5%) .........                   24,954,100
                                              --------------
TECHNOLOGY
ELECTRONICS (11.8%)
Advanced Micro Devices
 11.0%, 08/01/03 ..............    6,000,000       6,510,000

------------------------------------------------------------
                                   PRINCIPAL        VALUE
                                     AMOUNT       (NOTE 1)
------------------------------------------------------------
Anacomp, Inc.
 13.0%, 06/04/02 (e) ..........   $4,500,000    $  4,826,250
Sullivan Graphic, Inc.
 12.75%, 08/01/05 .............    5,000,000       4,825,000
Unisys Corp.:
 12.0%, 04/15/03 ..............    5,000,000       5,325,000
 11.75%, 10/15/04 .............    2,000,000       2,135,000
                                              --------------
                                                  23,621,250
                                              --------------
TELECOMMUNICATIONS (12.8%)
CAI Wireless Systems, Inc.
 12.25%, 09/15/02 .............    4,880,000       2,244,800
Celestica International, Inc.
 10.5%, 12/31/06+ .............    2,500,000       2,625,000
Colt Telecom Group PLC
 Zero Coupon, 12/15/06 (b) ....    7,000,000       4,200,000
Ionica Corp. PLC
 13.5%, 08/15/06+ (f) .........    6,000,000       6,720,000
Lodgenet Entertainment
 10.25%, 12/15/06+ ............    2,500,000       2,506,250
Nextel Communications
 Zero Coupon, 08/15/04 (b) ....    7,000,000       4,777,500
Phonetel Technologies, Inc.
 12.0%, 12/15/06 ..............    2,500,000       2,587,500
                                              --------------
                                                  25,661,050
                                              --------------
 TOTAL TECHNOLOGY (24.6%) .....                   49,282,300
                                              --------------
TOTAL LONG-TERM DEBT SECURITIES (89.9%)
 (Amortized Cost $174,112,832)                   179,797,777
                                              --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank
 5.26%, due 01/15/97 ..........    2,300,000       2,295,296
Federal Home Loan
 Mortgage Corp.
 5.7%, due 01/02/97 ...........    8,400,000       8,398,670
                                              --------------
 TOTAL U.S. GOVERNMENT
  AGENCIES (5.4%) .............                   10,693,966
                                              --------------
TOTAL SHORT-TERM DEBT SECURITIES (5.4%)
 (Amortized Cost $10,693,966) .                   10,693,966
                                              --------------
TOTAL INVESTMENTS (98.8%)
 (Cost/Amortized Cost $192,006,772)              197,549,284
OTHER ASSETS
 LESS LIABILITIES (1.2%) ......                    2,496,181
                                              --------------
NET ASSETS (100.0%) ...........                 $200,045,465
                                              ==============

------------
*   Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $64,160,002 or 32.1% of net assets.

(a) Dividends may be paid-in-kind or in cash until a specific date; thereafter, all payments will be in cash.

(b) Debt security initially issued in zero coupon form which converts to coupon form at a specific rate and date.

(c) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.

(d) Security purchased on a when issued basis.

(e) Paid-in-kind.

(f) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (1.2%)
CHEMICALS
Dow Chemical Co. ...............     35,000     $  2,743,125
                                              --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.6%)
WMX Technologies, Inc. .........     40,000        1,305,000
                                              --------------
PRINTING, PUBLISHING &
 BROADCASTING (3.3%)
Comcast Corp. (Class A) SPL ....     92,000        1,638,750
LibertyMediaGroup(ClassA)* .....     62,000        1,770,875
Lin Television Corp.* ..........     26,000        1,098,500
New York Times Co. .............     41,000        1,558,000
Time Warner, Inc. ..............     44,000        1,650,000
                                              --------------
                                                   7,716,125
                                              --------------
TRUCKING, SHIPPING (0.5%)
Xtra Corp. .....................     26,500        1,149,438
                                              --------------
 TOTAL BUSINESS SERVICES (4.4%)                   10,170,563
                                              --------------
CAPITAL GOODS
BUILDING MATERIALS & FOREST
 PRODUCTS (0.7%)
Louisiana Pacific Corp. ........     75,000        1,584,375
                                              --------------
ELECTRICAL EQUIPMENT (1.3%)
General Electric Co. ...........     30,000        2,966,250
                                              --------------
 TOTAL CAPITAL GOODS (2.0%) ....                   4,550,625
                                              --------------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.8%)
Reebok International Ltd. ......     45,000        1,890,000
                                              --------------
AUTO RELATED (1.7%)
Goodyear Tire & Rubber Co. .....     76,500        3,930,188
                                              --------------
FOOD SERVICES, LODGING (0.4%)
Brinker International, Inc.* ...     60,000          960,000
                                              --------------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.0%)
Black & Decker Corp. ...........     42,500        1,280,313
Sunbeam Corp. ..................     38,000          978,500
                                              --------------
                                                   2,258,813
                                              --------------
RETAIL--GENERAL (3.7%)
AutoZone, Inc.* ................     51,200        1,408,000
Dayton Hudson Corp. ............     58,000        2,276,500
Federated Department Stores,
 Inc.* .........................     38,000        1,296,750
Price/Costco, Inc.* ............     75,000        1,884,374
Sears, Roebuck & Co. ...........     40,000        1,845,000
                                              --------------
                                                   8,710,624
                                              --------------
 TOTAL CONSUMER CYCLICALS (7.6%)                  17,749,625
                                              --------------
CONSUMER NONCYCLICALS
BEVERAGES (2.6%)
Anheuser Busch, Inc. ...........     53,000        2,120,000
Pepsico, Inc. ..................    135,700        3,969,225
                                              --------------
                                                   6,089,225
                                              --------------
FOODS (5.7%)
Campbell Soup Co. ..............     90,000        7,222,500
General Mills, Inc. ............     35,000        2,218,124


------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
------------------------------------------------------------
Nabisco Holdings Corp.
 (Class A) .....................     54,000     $  2,099,250
Whitman Corp. ..................     76,000        1,738,500
                                              --------------
                                                  13,278,374
                                              --------------
DRUGS (7.0%)
Amgen, Inc.* ...................     12,700          690,570
Bristol-Myers Squibb Co. .......     25,000        2,718,750
Centocor, Inc.* ................    101,000        3,610,750
Merck & Co., Inc. ..............    115,200        9,129,600
                                              --------------
                                                  16,149,670
                                              --------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
Abbott Laboratories ............     60,000        3,045,000
                                              --------------
RETAIL--FOOD (0.5%)
Kroger Co.* ....................     23,000        1,069,500
                                              --------------
SOAPS & TOILETRIES (0.5%)
Gillette Corp. .................     14,000        1,088,500
                                              --------------
TOBACCO (5.6%)
American Brands, Inc. ..........     42,000        2,084,250
Philip Morris Cos., Inc. .......     56,500        6,363,313
RJR Nabisco Holdings Corp. .....    135,500        4,607,000
                                              --------------
                                                  13,054,563
                                              --------------
 TOTAL CONSUMER NONCYCLICALS (23.2%)              53,774,832
                                              --------------
CREDIT SENSITIVE
BANKS (5.7%)
Chase Manhattan Corp. ..........     25,200        2,249,100
First Union Corp. ..............     58,000        4,292,000
Morgan (J.P.) & Co., Inc. ......     24,000        2,343,000
Wells Fargo & Co. ..............     16,200        4,369,950
                                              --------------
                                                  13,254,050
                                              --------------
FINANCIAL SERVICES (2.0%)
Dean Witter Discover & Co. .....     21,000        1,391,250
Merrill Lynch & Co., Inc. ......     40,000        3,260,000
                                              --------------
                                                   4,651,250
                                              --------------
INSURANCE (5.5%)
General Re Corp. ...............     26,400        4,164,600
ITT Hartford Group, Inc. .......     56,600        3,820,500
PMI Group, Inc. ................     48,600        2,691,225
Travelers Group, Inc. ..........     45,333        2,056,985
                                              --------------
                                                  12,733,310
                                              --------------
UTILITY--ELECTRIC (4.2%)
Cinergy Corp. ..................     60,000        2,002,500
FPL Group, Inc. ................     43,000        1,978,000
Houston Industries, Inc. .......     60,000        1,357,500
NIPSCO Industries, Inc. ........     28,000        1,109,500
Pinnacle West Capital Corp. ....     36,000        1,143,000
Texas Utilities Co. ............     55,000        2,241,250
                                              --------------
                                                   9,831,750
                                              --------------
UTILITY--GAS (1.2%)
Consolidated Natural Gas Co. ...     50,000        2,762,500
                                              --------------
UTILITY--TELEPHONE (5.2%)
AT&T Corp. .....................    254,100       11,053,349
LCI International, Inc.* .......     39,610          851,615
                                              --------------
                                                  11,904,964
                                              --------------
 TOTAL CREDIT SENSITIVE (23.8%)                   55,137,824
                                              --------------

                                       16

THE HUDSON RIVER TRUST
GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
------------------------------------------------------------
ENERGY
COAL & GAS PIPELINES (0.9%)
MCN Corp. ......................     70,000     $  2,021,250
                                              --------------
OIL--DOMESTIC (0.3%)
Apache Corp. ...................     22,000          778,250
                                              --------------
OIL--INTERNATIONAL (5.6%)
Exxon Corp. ....................     80,000        7,840,000
Mobil Corp. ....................     42,300        5,171,175
                                              --------------
                                                  13,011,175
                                              --------------
OIL--SUPPLIES & CONSTRUCTION (0.3%)
Transocean Offshore, Inc. ......      9,900          619,988
                                              --------------
RAILROADS (1.4%)
Canadian Pacific Ltd. ..........     39,000        1,033,500
Union Pacific Corp. ............     39,000        2,344,875
                                              --------------
                                                   3,378,375
                                              --------------
 TOTAL ENERGY (8.5%) ...........                  19,809,038
                                              --------------
TECHNOLOGY
ELECTRONICS (3.9%)
Atmel Corp.* ...................     90,000        2,981,250
National Semiconductor Corp.* ..    153,000        3,729,375
Seagate Technology, Inc.* ......     12,811          506,035
Tyco International Ltd. ........     33,900        1,792,463
                                              --------------
                                                   9,009,123
                                              --------------
OFFICE EQUIPMENT (2.8%)
Compaq Computer Corp.* .........     25,000        1,856,250
International Business Machines
 Corp. .........................     20,000        3,020,000
Xerox Corp. ....................     30,000        1,578,750
                                              --------------
                                                   6,455,000
                                              --------------
TELECOMMUNICATIONS (4.1%)
ICG Communications, Inc.* ......     21,552          379,854
MFS Communications Co., Inc.* ..      1,045           56,953
Nokia Corp. (ADR) ..............     62,000        3,572,750
Scientific Atlanta, Inc. .......    100,000        1,500,000
Teleport Communications Group,
 Inc. (Class A)* ...............     79,700        2,430,850
Vodafone Group PLC (ADR) .......     41,000        1,696,374
                                              --------------
                                                   9,636,781
                                              --------------
 TOTAL TECHNOLOGY (10.8%) ......                  25,100,904
                                              --------------
DIVERSIFIED (0.7%)
MISCELLANEOUS
Allied Signal, Inc. ............     27,000        1,809,000
                                              --------------
TOTAL COMMON STOCKS (82.2%)
 (Cost $168,673,703) ...........                 190,845,536
                                              --------------
PREFERRED STOCKS:
CONSUMER CYCLICALS
AIRLINES (0.2%)
Continental Air Finance Trust
 8.5% Conv. ....................      7,500          502,500
                                              --------------
APPAREL, TEXTILE (0.2%)
Designer Finance Trust
 6.0% Conv. ....................      6,900          319,125
                                              --------------
 TOTAL CONSUMER CYCLICALS (0.4%)                     821,625
                                              --------------


-----------------------------------------------------------
                                    NUMBER         VALUE
                                   OF SHARES      (NOTE 1)
-----------------------------------------------------------
CONSUMER NONCYCLICALS (0.5%)
CONTAINERS
Crown Cork & Seal Co., Inc.
 4.5% Conv. ....................   23,100       $1,201,200
                                             --------------
CREDIT SENSITIVE
BANKS (0.3%)
First Chicago NBD Corp.
 5.75% Conv. Series B ..........    7,600          685,900
                                             --------------
FINANCIAL SERVICES (0.1%)
Money Store
 6.5% Conv. ....................   12,000          328,500
                                             --------------
INSURANCE (0.3%)
PennCorp Financial Group, Inc.
 7.0% Conv.+ ...................   10,050          597,975
                                             --------------
 TOTAL CREDIT SENSITIVE (0.7%)                   1,612,375
                                             --------------
TECHNOLOGY (0.7%)
TELECOMMUNICATIONS
MFS Communications Co., Inc.
 8.0% Conv. ....................   18,700        1,706,375
                                             --------------
TOTAL PREFERRED STOCKS (2.3%)
 (Cost $4,309,492)                               5,341,575
                                             --------------

                                   PRINCIPAL
                                    AMOUNT
                                  -----------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.3%)
United Waste Systems, Inc.
 4.5% Conv., 06/01/01+ ..........   $490,000       592,900
                                             --------------
PROFESSIONAL SERVICES (0.9%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02 ...........    220,000       431,475
Danka Business Systems PLC
 6.75% Conv., 04/01/02 ..........    470,000       634,500
First Financial Management Corp.
 5.0% Conv., 12/15/99 ...........    655,000     1,101,218
                                             --------------
                                                 2,167,193
                                             --------------
 TOTAL BUSINESS SERVICES (1.2%)                  2,760,093
                                             --------------
CAPITAL GOODS (0.2%)
MACHINERY
DII Group, Inc.
 6.0% Conv., 10/15/02+ ..........    510,000       484,500
                                             --------------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.3%)
Nine West Group, Inc.
 5.5% Conv., 07/15/03+ ..........    790,000       786,050
                                             --------------
FOOD SERVICES, LODGING (0.5%)
HFS, Inc.
 4.5% Conv., 10/01/99 ...........    320,000     1,059,200
                                             --------------
RETAIL--GENERAL (0.5%)
Saks Holdings, Inc.
 5.5% Conv., 09/15/06 ...........    500,000       460,000
U.S. Office Products Co.
 5.5% Conv. Sub. Notes, 02/01/01     490,000       637,000
                                             --------------
                                                 1,097,000
                                             --------------
 TOTAL CONSUMER CYCLICALS (1.3%)                 2,942,250
                                             --------------

THE HUDSON RIVER TRUST
GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

-------------------------------------------------------------
                                  PRINCIPAL         VALUE
                                    AMOUNT        (NOTE 1)
-------------------------------------------------------------
CONSUMER NONCYCLICALS
DRUGS (0.5%) MedImmune, Inc.
 7.0% Conv. Sub., 07/01/03+ ....   $  500,000    $   538,750
Quintiles Transnational Corp.
 4.25% Conv., 05/31/00+ ........      505,000        530,250
                                               --------------
                                                   1,069,000
                                               --------------
HOSPITAL SUPPLIES & SERVICES (0.9%)
American Medical Response, Inc.
 5.25% Conv., 02/01/01+ ........      545,000        587,237
Healthsouth Corp.
 5.0% Conv., 04/01/01 ..........      270,000        558,563
Phycor, Inc.
 4.5% Conv., 02/01/03 ..........      540,000        525,825
Tenet Healthcare Corp.
 6.0% Conv., 12/01/05 ..........      415,000        435,750
                                               --------------
                                                   2,107,375
                                               --------------
 TOTAL CONSUMER NONCYCLICALS (1.4%)                3,176,375
                                               --------------
CREDIT SENSITIVE FINANCIAL
SERVICES (0.9%)
Aames Financial Corp.
 5.5% Conv., 03/15/06+ .........      330,000        445,913
Leasing Solutions, Inc.
 6.875% Conv., 10/01/03 ........      760,000        760,000
RAC Financial Group, Inc.
 7.25% Conv. Sub., 08/15/03+ ...      365,000        487,731
Safeguard Scientifics
 6.0% Conv., 02/01/06+ .........      345,000        376,050
                                               --------------
                                                   2,069,694
                                               --------------
INSURANCE (0.3%)
Penn Treaty American Corp.
 6.25% Conv., 12/01/03+ ........      660,000        716,100
                                               --------------
 TOTAL CREDIT SENSITIVE (1.2%) .                   2,785,794
                                               --------------
ENERGY
COAL & GAS PIPELINES (0.4%)
Nabors Industries, Inc.
 5.0% Conv., 05/15/06 ..........      395,000        489,800
Swift Energy Co.
 6.25% Conv., 11/15/06 .........      375,000        411,563
                                               --------------
                                                     901,363
                                               --------------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Seacor Holdings
 5.375% Conv. Sub. Notes,
 11/15/06+ .....................      370,000        429,200
                                               --------------
 TOTAL ENERGY (0.6%) ...........                   1,330,563
                                               --------------
TECHNOLOGY
ELECTRONICS (4.3%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ .....................      905,000      1,400,487

-------------------------------------------------------------
                                  PRINCIPAL         VALUE
                                    AMOUNT        (NOTE 1)
-------------------------------------------------------------
Applied Magnetics Corp.:
 7.0% Conv. Sub., 03/15/06 .....   $1,135,000    $ 2,008,950
 7.0% Conv. Sub. Euro, 03/15/06       100,000        177,000
C-Cube Microsystems, Inc.
 5.875% Conv., 11/01/05 ........      500,000        647,500
Checkpoint Systems, Inc.
 5.25% Conv., 11/01/05+ ........      215,000        314,169
LSI Logic Corp.
 5.5% Conv., 03/15/01+ .........      425,000        932,875
Plasma & Materials
 Technologies, Inc.
 7.125% Conv., 10/15/01+ .......      645,000        632,100
Sanmina Corporation
 5.5% Conv., 08/15/02+ .........      750,000      1,568,438
SCI Systems, Inc.
 5.0% Conv., 05/01/06 ..........      780,000        891,150
S3 Incorporated
 5.75% Conv. Sub. Note,
 10/01/03+ .....................      350,000        383,250
3Com Corp.
 10.25% Conv., 11/01/01+ .......      495,000      1,092,712
                                               --------------
                                                  10,048,631
                                               --------------
TELECOMMUNICATIONS (0.9%)
Bay Networks, Inc.
 5.25%, 05/15/03+ ..............      270,000        243,675
BBN Corp.
 6.0% Conv., 04/01/12 ..........      710,000        688,700
Comverse Technology, Inc.
 5.75% Conv. Sub., 10/01/06+ ...    1,020,000      1,056,975
                                               --------------
                                                   1,989,350
                                               --------------
 TOTAL TECHNOLOGY (5.2%) .......                  12,037,981
                                               --------------
DIVERSIFIED (0.4%)
MISCELLANEOUS
Thermo Electron Corp.
 5.0% Conv. Euro, 04/15/01 .....      585,000      1,159,763
                                               --------------
TOTAL LONG-TERM DEBT
SECURITIES (11.5%)
 (Amortized Cost $22,329,200) ..                  26,677,319
                                               --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank
 5.25%, due 01/02/97 ...........    3,000,000      2,999,563
Federal Home Loan
 Mortgage Corp.
 5.7%, due 01/02/97 ............    5,900,000      5,899,065
                                               --------------
 TOTAL U.S. GOVERNMENT
  AGENCIES (3.9%) ..............                   8,898,628
                                               --------------
TOTAL SHORT-TERM DEBT
SECURITIES (3.9%)
 (Amortized Cost $8,898,628) ...                   8,898,628
                                               --------------
TOTAL INVESTMENTS (99.9%)
 (Cost/Amortized Cost $204,211,023)              231,763,058
OTHER ASSETS
 LESS LIABILITIES (0.1%) .......                     317,330
                                               --------------
NET ASSETS (100.0%) ............                $232,080,388
                                               ==============

------------
*   Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $14,197,337 or 6.1% of net assets.

    Glossary:

    ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (2.5%)
Air Products & Chemicals, Inc. .        7,400      $   511,525
Avery Dennison Corp. ...........        7,200          254,700
Dow Chemical Co. ...............       16,100        1,261,837
Dupont (E.I.) de Nemours & Co. .       37,300        3,520,187
Eastman Chemical Company .......        5,400          298,350
Ecolab, Inc. ...................        5,000          188,125
FMC Corp.* .....................        2,600          182,325
Goodrich (B.F.) Co. ............        4,400          178,200
Grace (W.R.) & Co. .............        6,400          331,200
Hercules, Inc. .................        6,800          294,100
Millipore Corp. ................        5,000          206,875
Monsanto Co. ...................       38,900        1,512,238
Nalco Chemical Co. .............        5,100          184,238
Rohm & Haas Co. ................        4,200          342,825
Union Carbide Corp. ............        8,400          343,350
                                                 --------------
                                                     9,610,075
                                                 --------------
CHEMICALS--SPECIALTY (0.3%)
Great Lakes Chemical Corp. .....        4,400          205,700
Morton International, Inc. .....       10,100          411,575
Raychem Corp. ..................        3,000          240,375
Sigma-Aldrich Corp. ............        3,600          224,775
                                                 --------------
                                                     1,082,425
                                                 --------------
METALS & MINING (1.2%)
Alcan Aluminium Ltd. ...........          900           30,262
Alcan Aluminium Ltd. (Canada) ..       14,800          499,908
Aluminum Co. of America ........       12,400          790,500
Barrick Gold Corp. .............       23,500          675,625
Cyprus Amax Minerals Co. .......        7,900          184,663
Engelhard Corp. ................        9,450          180,731
Freeport-McMoRan
 Copper & Gold, Inc. (Class B) .       13,600          406,300
Homestake Mining Co. ...........       11,700          166,725
Inco Ltd. ......................       12,000          382,500
Newmont Mining Corp. ...........        6,948          310,923
Phelps Dodge Corp. .............        4,600          310,500
Placer Dome, Inc. ..............       17,000          369,750
Reynolds Metals Co. ............        4,300          242,412
Santa Fe Pacific Gold Corp. ....       12,420          190,958
                                                 --------------
                                                     4,741,757
                                                 --------------
PAPER (1.3%)
Champion International Corp. ...        6,400          276,800
Georgia Pacific Corp. ..........        6,100          439,200
International Paper Co. ........       20,225          816,584
James River Corp. ..............        6,000          198,750
Kimberly Clark Corp. ...........       19,022        1,811,846
Mead Corp. .....................        3,500          203,438
Moore Corp. Ltd. ...............        9,100          185,412
Stone Container Corp. ..........       12,400          184,450
Temple Inland, Inc. ............        3,900          211,087
Union Camp Corp. ...............        4,800          229,200
Westvaco Corp. .................        7,500          215,625
Willamette Industries, Inc. ....        3,900          271,538
                                                 --------------
                                                     5,043,930
                                                 --------------



---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
STEEL (0.3%)
Allegheny Teledyne, Inc. .......       10,600      $   243,800
Bethlehem Steel Corp.* .........       13,600          122,400
Nucor Corp. ....................        6,100          311,100
USX-U.S. Steel Group ...........        6,300          197,663
Worthington Industries, Inc. ...        8,400          152,250
                                                 --------------
                                                     1,027,213
                                                 --------------
 TOTAL BASIC MATERIALS (5.6%) ..                    21,505,400
                                                 --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.4%)
Browning-Ferris Industries, Inc.       14,100          370,125
Johnson Controls, Inc. .........        2,800          232,050
WMX Technologies, Inc. .........       32,300        1,053,788
                                                 --------------
                                                     1,655,963
                                                 --------------
PRINTING, PUBLISHING &
 BROADCASTING (1.9%)
Comcast Corp. (Class A) SPL ....       21,600          384,750
Deluxe Corp. ...................        6,500          212,875
Donnelley (R.R.) & Sons Co. ....       10,000          313,750
Dow Jones & Co., Inc. ..........        6,400          216,800
Dun & Bradstreet Corp. .........       12,100          287,375
Gannett Co. ....................        9,300          696,338
Jostens, Inc. ..................        8,692          183,619
King World Productions, Inc.* ..        5,200          191,750
Knight-Ridder, Inc. ............        6,600          252,450
McGraw-Hill Companies, Inc. ....        6,600          304,425
New York Times Co. .............        6,900          262,200
TCI Group (Class A)* ...........       44,000          574,750
Time Warner, Inc. ..............       37,700        1,413,750
Times Mirror Co. (Class A) .....        6,600          328,350
Tribune Co. ....................        4,100          323,387
U.S. West Media Group* .........       41,400          765,900
Viacom, Inc. (Class A)* ........        1,000           34,500
Viacom, Inc. (Class B)* ........       22,500          784,687
                                                 --------------
                                                     7,531,656
                                                 --------------
PROFESSIONAL SERVICES (0.4%)
Block (H&R), Inc. ..............        7,200          208,800
Ceridian Corp.* ................        5,000          202,500
Cognizant Corp. ................       11,400          376,200
Interpublic Group Cos., Inc. ...        5,400          256,500
Service Corp. International ....       15,400          431,215
                                                 --------------
                                                     1,475,215
                                                 --------------
TRUCKING, SHIPPING (0.3%)
Federal Express Corp.* .........        7,800          347,100
Laidlaw, Inc. (Class B) ........       20,800          239,200
Ryder System, Inc. .............        6,700          188,437
                                                 --------------
                                                       774,737
                                                 --------------
 TOTAL BUSINESS SERVICES (3.0%)                     11,437,571
                                                 --------------
CAPITAL GOODS
AEROSPACE (2.2%)
Boeing Co. .....................       24,267        2,581,402
General Dynamics Corp. .........        4,600          324,300
Lockheed Martin Corp. ..........       12,704        1,162,416
McDonnell Douglas Corp. ........       14,000          896,000
Northrop Grumman Corp. .........        4,000          331,000
Raytheon Co. ...................       15,600          750,750

                                       19

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
Rockwell International Corp. ...        15,900     $   967,913
TRW, Inc. ......................         8,400         415,800
United Technologies Corp. ......        15,900       1,049,400
                                                 --------------
                                                     8,478,981
                                                 --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.7%)
Armstrong World Industries, Inc.         2,900         201,550
Crane Co. ......................         6,600         191,400
Louisiana Pacific Corp. ........         8,600         181,675
Masco Corp. ....................        11,500         414,000
Owens Corning ..................         4,600         196,075
PPG Industries, Inc. ...........        12,100         679,113
Sherwin Williams Co. ...........         5,800         324,800
Weyerhaeuser Co. ...............        13,300         630,087
                                                 --------------
                                                     2,818,700
                                                 --------------
ELECTRICAL EQUIPMENT (3.5%)
Emerson Electric Co. ...........        14,800       1,431,900
General Electric Co. ...........       110,100      10,886,138
Grainger (W.W.), Inc. ..........         3,700         296,925
Thomas & Betts Corp. ...........         4,200         186,375
Westinghouse Electric Corp. ....        28,100         558,487
                                                 --------------
                                                    13,359,825
                                                 --------------
MACHINERY (1.3%)
Case Corp. .....................         4,900         267,050
Caterpillar, Inc. ..............        12,700         955,675
Cooper Industries, Inc. ........         7,200         303,300
Cummins Engine, Inc. ...........         4,400         202,400
Deere & Co. ....................        17,200         698,750
Dover Corp. ....................         7,500         376,875
Fluor Corp. ....................         5,800         363,950
Foster Wheeler Corp. ...........         5,100         189,338
General Signal Corp. ...........         4,500         192,375
Harnischfeger Industries Corp. .         4,100         197,312
Illinois Tool Works, Inc. ......         8,200         654,975
Ingersoll Rand Co. .............         7,300         324,850
Pall Corp. .....................         8,200         209,100
Parker-Hannifin Corp. ..........         5,300         205,375
                                                 --------------
                                                     5,141,325
                                                 --------------
 TOTAL CAPITAL GOODS (7.7%) ....                    29,798,831
                                                 --------------
CONSUMER CYCLICALS
AIRLINES (0.3%)
AMR Corp.* .....................         5,700         502,313
Delta Air Lines, Inc. ..........         4,700         333,113
Southwest Airlines Co. .........         9,100         201,337
USAir Group, Inc.*                       7,400         172,975
                                                 --------------
                                                     1,209,738
                                                 --------------
APPAREL, TEXTILE (0.6%)
Fruit of the Loom, Inc.* .......         5,000         189,375
Liz Claiborne, Inc. ............         4,700         181,537
National Service Industries, Inc.        5,200         194,350
Nike, Inc. (Class B) ...........        18,600       1,111,350
Reebok International Ltd. ......         5,200         218,400
Russell Corp. ..................         6,500         193,375
VF Corp. .......................         4,200         283,500
                                                 --------------
                                                     2,371,887
                                                 --------------


---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
AUTO RELATED (0.5%)
Cooper Tire & Rubber Co. .......         7,400     $   146,150
Dana Corp. .....................         6,200         202,275
Eaton Corp. ....................         5,600         390,600
Echlin, Inc. ...................         5,500         173,938
Genuine Parts Co. ..............         8,500         378,250
Goodyear Tire & Rubber Co. .....         9,100         467,512
Snap-On, Inc.                            5,050         179,906
                                                 --------------
                                                     1,938,631
                                                 --------------
AUTOS & TRUCKS (1.8%)
Chrysler Corp. .................        47,800       1,577,400
Ford Motor Co. .................        77,800       2,479,875
General Motors Corp. ...........        49,600       2,765,200
Paccar, Inc. ...................         2,800         190,400
                                                 --------------
                                                     7,012,875
                                                 --------------
FOOD SERVICES, LODGING (0.9%)
Harrah's Entertainment, Inc.* ..        10,500         208,688
HFS, Inc.* .....................         8,700         519,825
Marriott International, Inc. ...         8,500         469,625
McDonald's Corp. ...............        45,500       2,058,875
Wendy's International, Inc. ....         9,000         184,500
                                                 --------------
                                                     3,441,513
                                                 --------------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.4%)
Black & Decker Corp. ...........         6,200         186,775
Maytag Corp. ...................         9,100         179,725
Newell Co. .....................        10,500         330,750
Rubbermaid, Inc. ...............        10,800         245,700
Stanley Works ..................         6,600         178,200
Whirlpool Corp. ................         5,200         242,450
Zenith Electronics Corp.* ......         1,205          13,104
                                                 --------------
                                                     1,376,704
                                                 --------------
LEISURE RELATED (1.5%)
American Greetings Corp. .......         7,100         201,463
Brunswick Corp. ................         7,700         184,800
CUC International, Inc.* .......        26,050         618,687
Disney (Walt) Co. ..............        45,100       3,140,087
Hasbro, Inc. ...................         6,400         248,800
Hilton Hotels Corp. ............        16,400         428,450
ITT Corp.* .....................         8,100         351,338
Mattel, Inc. ...................        17,743         492,368
                                                 --------------
                                                     5,665,993
                                                 --------------
PHOTO & OPTICAL (0.6%)
Allergan, Inc. .................         5,400         192,375
Bausch & Lomb, Inc. ............         5,200         182,000
Eastman Kodak Co. ..............        21,400       1,717,350
Polaroid Corp. .................         4,100         178,350
                                                 --------------
                                                     2,270,075
                                                 --------------
RETAIL--GENERAL (3.7%)
Circuit City Stores, Inc. ......         7,100         213,888
CVS Corp. ......................         7,000         289,625
Dayton Hudson Corp. ............        14,400         565,200
Dillard Department Stores, Inc.
 (Class A) .....................         7,600         234,650
Federated Department Stores, Inc.*      13,800         470,925

                                       20

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
Gap, Inc. ......................        18,900     $   569,362
Harcourt General, Inc. .........         4,600         212,175
Home Depot, Inc. ...............        32,000       1,604,000
K-Mart Corp.* ..................        32,200         334,075
Limited, Inc. ..................        18,000         330,750
Lowe's Cos., Inc. ..............        11,500         408,250
May Department Stores Co. ......        16,800         785,400
Nordstrom, Inc. ................         5,400         191,362
Penney (J.C.), Inc. ............        15,400         750,750
Pep Boys Manny Moe & Jack ......         5,500         169,125
Price/Costco, Inc.* ............        13,100         329,138
Rite Aid Corp. .................         8,200         325,950
Sears, Roebuck & Co. ...........        26,100       1,203,863
Tandy Corp. ....................         4,300         189,200
TJX Cos., Inc. .................         5,300         251,088
Toys R Us, Inc.* ...............        18,300         549,000
Tupperware Corp. ...............         4,200         225,225
Wal-Mart Stores, Inc. ..........       152,700       3,493,012
Walgreen Co. ...................        16,400         656,000
Woolworth Corp.* ...............         9,400         205,625
                                                 --------------
                                                    14,557,638
                                                 --------------
 TOTAL CONSUMER CYCLICALS (10.3%)                   39,845,054
                                                 --------------
CONSUMER NONCYCLICALS
BEVERAGES (3.7%)
Anheuser Busch, Inc. ...........        33,700       1,348,000
Brown Forman Corp. (Class B) ...         4,700         215,025
Coca-Cola Co. ..................       165,900       8,730,488
Pepsico, Inc. ..................       103,100       3,015,675
Seagram Ltd. ...................        25,200         976,500
                                                 --------------
                                                    14,285,688
                                                 --------------
CONTAINERS (0.2%)
Bemis, Inc. ....................         5,300         195,437
Crown Cork & Seal Co., Inc. ....         8,300         451,313
                                                 --------------
                                                       646,750
                                                 --------------
DRUGS (6.3%)
ALZA Corp. (Class A)* ..........         7,300         188,888
American Home Products Corp. ...        42,400       2,485,700
Amgen, Inc.* ...................        17,600         957,000
Bristol-Myers Squibb Co. .......        33,300       3,621,375
Lilly (Eli) & Co. ..............        36,700       2,679,100
Merck & Co., Inc. ..............        80,400       6,371,700
Pharmacia & Upjohn, Inc. .......        33,890       1,342,891
Pfizer, Inc. ...................        42,800       3,547,050
Schering Plough Corp. ..........        24,700       1,599,325
Warner-Lambert Co. .............        18,100       1,357,500
                                                 --------------
                                                    24,150,529
                                                 --------------
FOODS (2.5%)
Archer Daniels Midland Co. .....        36,074         793,628
Campbell Soup Co. ..............        15,500       1,243,875
ConAgra, Inc. ..................        16,000         796,000
CPC International, Inc. ........         9,500         736,250
General Mills, Inc. ............        10,400         659,100
Heinz (H.J.) Co. ...............        24,350         870,513
Hershey Foods Corp. ............        10,200         446,250
Kellogg Co. ....................        14,000         918,750
Pioneer Hi Bred International,
 Inc. ..........................         5,500         385,000
Quaker Oats Co. ................         9,000         343,125
Ralston Purina Group ...........         7,000         513,625



---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
Sara Lee Corp. .................        32,100     $ 1,195,725
Whitman Corp. ..................         9,000         205,875
Wrigley (Wm.), Jr. Co. .........         7,700         433,125
                                                 --------------
                                                     9,540,841
                                                 --------------
HOSPITAL SUPPLIES & SERVICES (3.6%)
Abbott Laboratories ............        51,600       2,618,700
Baxter International, Inc. .....        18,100         742,100
Becton Dickinson & Co. .........         8,300         360,012
Biomet, Inc. ...................        12,400         187,550
Boston Scientific Corp.* .......        11,800         708,000
Columbia/HCA Healthcare Corp. ..        44,600       1,817,450
Guidant Corp. ..................         4,900         279,300
Humana, Inc.* ..................        11,200         214,200
Johnson and Johnson ............        88,500       4,402,875
Medtronic, Inc. ................        15,900       1,081,200
Mallinckrodt, Inc. .............         5,100         225,037
Saint Jude Medical, Inc.* ......         5,750         245,093
Tenet Healthcare Corp.* ........        14,400         315,000
United Healthcare Corp. ........        12,300         553,500
U.S. Surgical Corp. ............         5,200         204,750
                                                 --------------
                                                    13,954,767
                                                 --------------
RETAIL--FOOD (0.6%)
Albertsons, Inc. ...............        16,800         598,500
American Stores Co. ............         9,700         396,488
Giant Food, Inc. (Class A) .....         5,500         189,750
Kroger Co.* ....................         8,400         390,600
Supervalu, Inc. ................         6,800         192,950
Sysco Corp. ....................        11,900         388,238
Winn Dixie Stores, Inc. ........        10,100         319,412
                                                 --------------
                                                     2,475,938
                                                 --------------
SOAPS & TOILETRIES (2.9%)
Avon Products, Inc. ............         9,500         542,688
Clorox Co. .....................         3,700         371,387
Colgate Palmolive Co. ..........         9,800         904,050
Gillette Corp. .................        29,800       2,316,950
International Flavors &
 Fragrances, Inc. ..............         7,700         346,500
Procter & Gamble Co. ...........        45,600       4,902,000
Unilever N.V. ..................        10,700       1,875,175
                                                 --------------
                                                    11,258,750
                                                 --------------
TOBACCO (2.0%)
American Brands, Inc. ..........        11,300         560,763
Loews Corp. ....................         7,600         716,300
Philip Morris Cos., Inc. .......        54,000       6,081,750
UST, Inc. ......................        13,300         430,587
                                                 --------------
                                                     7,789,400
                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (21.8%)                84,102,663
                                                 --------------
CREDIT SENSITIVE
BANKS (7.5%)
Ahmanson (H.F.) & Co. ..........         7,000         227,500
Banc One Corp. .................        28,380       1,220,340
Bank of Boston Corp. ...........        10,100         648,925
Bank of New York Co. ...........        26,000         877,500
BankAmerica Corp. ..............        23,800       2,374,050
Bankers Trust New York Corp. ...         5,700         491,625
Barnett Banks, Inc. ............        12,900         530,513
Boatmen's Bancshares, Inc. .....        10,300         664,350
Chase Manhattan Corp. ..........        29,140       2,600,745

                                       21

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
Citicorp .......................       31,200      $ 3,213,600
Comerica, Inc. .................        7,100          371,863
CoreStates Financial Corp. .....       14,800          767,750
Fifth Third Bancorp ............        7,000          439,687
First Bank Systems .............        8,900          607,425
First Chicago NBD Corp. ........       21,149        1,136,759
First Union Corp. ..............       18,845        1,394,530
Golden West Financial Corp. ....        4,100          258,812
Great Western Financial Corp. ..        9,700          281,300
KeyCorp. .......................       14,900          752,450
Mellon Bank Corp. ..............        8,600          610,600
Morgan (J.P.) & Co., Inc. ......       12,400        1,210,550
National City Corp. ............       14,700          659,663
NationsBank Corp. ..............       19,100        1,867,025
Norwest Corp. ..................       24,600        1,070,100
PNC Bank Corp. .................       22,600          850,325
Republic New York Corp. ........        3,900          318,337
Suntrust Banks, Inc. ...........       14,800          728,900
U.S. Bancorp. ..................       10,000          449,375
Wachovia Corp. .................       11,000          621,500
Wells Fargo & Co. ..............        6,200        1,672,450
                                                 --------------
                                                    28,918,549
                                                 --------------
FINANCIAL SERVICES (2.0%)
American Express Co. ...........       31,400        1,774,100
Beneficial Corp. ...............        3,600          228,150
Dean Witter Discover & Co. .....       10,700          708,875
Fleet Financial Group, Inc. ....       17,379          866,778
Green Tree Financial Corp. .....        9,100          351,488
Household International, Inc. ..        6,400          590,400
MBIA, Inc. .....................        2,900          293,625
MBNA Corp. .....................       14,750          612,125
Merrill Lynch & Co., Inc. ......       10,900          888,350
Morgan Stanley Group, Inc. .....       10,100          576,962
Salomon, Inc. ..................        7,200          339,300
Transamerica Corp. .............        4,400          347,600
                                                 --------------
                                                     7,577,753
                                                 --------------
INSURANCE (3.8%)
Aetna, Inc. ....................        9,943          795,440
Allstate Corp. .................       29,238        1,692,149
American General Corp. .........       13,400          547,725
American International Group, Inc.     30,950        3,350,338
Aon Corp. ......................        7,100          441,088
Chubb Corp. ....................       11,500          618,125
CIGNA Corp. ....................        5,000          683,125
General Re Corp. ...............        5,400          851,850
ITT Hartford Group, Inc. .......        7,700          519,750
Jefferson-Pilot Corp. ..........        4,700          266,137
Lincoln National Corp. Industries       6,900          362,250
Marsh & McLennan Cos., Inc. ....        4,700          488,800
MGIC Investment Corp. ..........        4,200          319,200
Providian Corp. ................        6,200          318,525
Safeco Corp. ...................        8,300          327,331
Saint Paul Cos., Inc. ..........        5,500          322,438
Torchmark Corp. ................        4,600          232,300
Travelers Group, Inc. ..........       42,500        1,928,438
UNUM Corp. .....................        4,800          346,800
USF&G Corp. ....................        9,100          189,962
USLIFE Corp. ...................        5,800          192,850
                                                 --------------
                                                    14,794,621
                                                 --------------


---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
MORTGAGE RELATED (1.0%)
Federal Home Loan
 Mortgage Corp. ................       11,900      $ 1,310,488
Federal National Mortgage
 Association ...................       72,400        2,696,900
                                                 --------------
                                                     4,007,388
                                                 --------------
UTILITY--ELECTRIC (2.8%)
American Electric Power, Inc. ..       12,400          509,950
Baltimore Gas & Electric Co. ...        9,800          262,150
Carolina Power & Light Co. .....       10,100          368,650
Central & South West Corp. .....       14,000          358,750
Cinergy Corp. ..................       10,513          350,871
Consolidated Edison Co. N.Y., Inc.     15,600          456,300
Dominion Resources, Inc. .......       12,000          462,000
DTE Energy Co. .................        9,600          310,800
Duke Power Co. .................       13,400          619,750
Edison International ...........       28,800          572,400
Entergy Corp. ..................       15,300          424,575
FPL Group, Inc. ................       12,100          556,600
GPU, Inc. ......................        8,000          269,000
Houston Industries, Inc. .......       15,600          352,950
Niagara Mohawk Power Co.* ......       17,900          176,763
Northern States Power Co. ......        4,900          224,787
Ohio Edison Co. ................       10,100          229,775
Pacific Gas & Electric Co. .....       27,400          575,400
Pacificorp .....................       19,600          401,800
Peco Energy Co. ................       14,800          373,700
PP&L Resources, Inc. ...........       11,500          264,500
Public Service Enterprise Group        15,800          430,550
Southern Co. ...................       44,700        1,011,337
Texas Utilities Co. ............       14,900          607,175
Unicom Corporation .............       14,300          387,887
Union Electric Co. .............        6,800          261,800
                                                 --------------
                                                    10,820,220
                                                 --------------
UTILITY--GAS (0.4%)
Columbia Gas System, Inc. ......        3,900          248,137
Consolidated Natural Gas Co. ...        6,300          348,075
ENRON Corp. ....................       16,900          728,813
Nicor, Inc. ....................        5,200          185,900
Peoples Energy Corp. ...........        5,800          196,475
                                                 --------------
                                                     1,707,400
                                                 --------------
UTILITY--TELEPHONE (5.8%)
Alltel Corp. ...................       13,400          420,425
Ameritech Corp. ................       36,400        2,206,750
AT&T Corp. .....................      107,400        4,671,900
Bell Atlantic Corp. ............       29,000        1,877,750
BellSouth Corp. ................       65,900        2,660,712
GTE Corp. ......................       63,800        2,902,900
NYNEX Corp. ....................       29,200        1,405,250
Pacific Telesis Group ..........       28,400        1,043,700
SBC Communications, Inc. .......       40,000        2,070,000
Sprint Corp. ...................       28,500        1,136,437
U.S. West Communications Group .       31,700        1,022,325
WorldCom, Inc.* ................       28,300          737,569
                                                 --------------
                                                    22,155,718
                                                 --------------
 TOTAL CREDIT SENSITIVE (23.3%)                     89,981,649
                                                 --------------

                                       22

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
ENERGY
COAL & GAS PIPELINES (0.8%)
Burlington Resources, Inc. .....        8,200      $   413,075
Coastal Corp. ..................        7,000          342,125
Pacific Enterprises Ltd. .......        6,400          194,400
Panenergy Corp. ................       10,000          450,000
Praxair, Inc. ..................       10,400          479,700
Sonat, Inc. ....................        5,700          293,550
Tenneco, Inc. ..................       11,300          509,913
Williams Cos., Inc. ............       10,350          388,125
                                                 --------------
                                                     3,070,888
                                                 --------------
OIL--DOMESTIC (2.2%)
Amerada Hess Corp. .............        6,100          353,037
Amoco Corp. ....................       32,600        2,624,300
Ashland, Inc. ..................        4,800          210,600
Atlantic Richfield Co. .........       10,600        1,404,500
Kerr McGee Corp. ...............        3,300          237,600
Louisiana Land & Exploration Corp.      3,300          176,963
Occidental Petroleum Corp. .....       22,900          535,288
Oryx Energy Co.* ...............        8,000          198,000
Pennzoil Co. ...................        3,300          186,450
Phillips Petroleum Co. .........       17,300          765,524
Sun, Inc. ......................        7,600          185,250
Union Pacific Resources Group,
 Inc. ..........................       16,408          479,934
Unocal Corp. ...................       16,400          666,250
USX-Marathon Group .............       19,800          472,725
                                                 --------------
                                                     8,496,421
                                                 --------------
OIL--INTERNATIONAL (5.7%)
Chevron Corp. ..................       43,300        2,814,500
Exxon Corp. ....................       82,700        8,104,600
Mobil Corp. ....................       26,100        3,190,725
Royal Dutch Petroleum Co. (ADR)        35,500        6,061,625
Texaco, Inc. ...................       17,500        1,717,188
                                                 --------------
                                                    21,888,638
                                                 --------------
OIL--SUPPLIES & CONSTRUCTION (0.9%)
Baker Hughes, Inc. .............        9,500          327,750
Dresser Industries, Inc. .......       11,600          359,600
Halliburton Co. ................        8,300          500,075
McDermott International, Inc. ..       11,900          197,838
Rowan Cos., Inc.* ..............        8,900          201,363
Schlumberger, Ltd. .............       16,300        1,627,962
Western Atlas, Inc.* ...........        3,900          276,412
                                                 --------------
                                                     3,491,000
                                                 --------------
RAILROADS (0.9%)
Burlington Northern Santa Fe ...       10,151          876,793
Conrail, Inc. ..................        5,647          562,582
CSX Corp. ......................       14,400          608,400
Norfolk Southern Corp. .........        8,300          726,250
Union Pacific Corp. ............       16,200          974,025
                                                 --------------
                                                     3,748,050
                                                 --------------
 TOTAL ENERGY (10.5%) ..........                    40,694,997
                                                 --------------
TECHNOLOGY
ELECTRONICS (5.0%)
Advanced Micro Devices, Inc.* ..        9,900          254,925
AMP, Inc. ......................       14,500          556,438


---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
Applied Materials, Inc.* .......       11,900      $   427,656
Bay Networks, Inc.* ............       13,700          285,988
Cabletron Systems, Inc.* .......       10,300          342,475
Cisco Systems, Inc.* ...........       43,200        2,748,600
EMC Corp.* .....................       15,400          510,125
General Instrument Corp.* ......        9,100          196,788
Harris Corp. ...................        3,000          205,875
Intel Corp. ....................       54,300        7,109,906
ITT Industries, Inc. ...........        8,400          205,800
LSI Logic Corp.* ...............        8,900          238,075
Micron Technology, Inc. ........       13,800          401,925
Motorola, Inc. .................       39,200        2,405,900
National Semiconductor Corp.* ..        9,200          224,250
Perkin-Elmer Corp. .............        3,600          211,950
Seagate Technology, Inc.* ......       14,200          560,900
Tektronix, Inc. ................        3,700          189,625
Texas Instruments, Inc. ........       12,600          803,250
Tyco International, Ltd. .......       10,400          549,900
3Com Corp.*                            11,500          843,812
                                                 --------------
                                                    19,274,163
                                                 --------------
OFFICE EQUIPMENT (3.7%)
Amdahl Corp.* ..................       14,400          174,600
Apple Computer, Inc.* ..........        8,600          179,525
Compaq Computer Corp.* .........       17,900        1,329,075
Dell Computer Corp.* ...........       11,900          632,188
Digital Equipment Corp.* .......       10,300          374,663
Hewlett-Packard Co. ............       67,300        3,381,825
Honeywell, Inc. ................        8,400          552,300
International Business Machines
 Corp.                                 34,300        5,179,300
Pitney Bowes, Inc. .............        9,800          534,100
Sun Microsystems, Inc.* ........       24,300          624,206
Unisys Corp.* ..................        3,200           21,600
Xerox Corp. ....................       21,500        1,131,437
                                                 --------------
                                                    14,114,819
                                                 --------------
OFFICE EQUIPMENT SERVICES (3.2%)
Autodesk, Inc. .................        6,700          187,600
Automatic Data Processing, Inc.        19,300          827,488
Computer Associates International,
 Inc. ..........................       24,250        1,206,438
Computer Sciences Corp.* .......        5,100          418,838
First Data Corp. ...............       29,800        1,087,700
Microsoft Corp.* ...............       79,200        6,543,900
Novell, Inc.* ..................       25,700          243,345
Oracle Corp.* ..................       43,525        1,817,169
Silicon Graphics, Inc.* ........       12,500          318,750
                                                 --------------
                                                    12,651,228
                                                 --------------
TELECOMMUNICATIONS (1.6%)
AirTouch Communications, Inc.* .       33,300          840,825
Andrew Corp.* ..................        4,175          221,536
Cox Communications Inc.
 (Class A)* ....................           95            2,197
DSC Communications Corp.* ......       10,300          184,113
Lucent Technologies, Inc. ......       42,094        1,946,848
MCI Communications Corp. .......       45,400        1,484,012
Northern Telecommunications Ltd.       17,100        1,058,062
Tellabs, Inc.* .................       12,600          474,075
                                                 --------------
                                                     6,211,668
                                                 --------------
 TOTAL TECHNOLOGY (13.5%) ......                    52,251,878
                                                 --------------

                                       23

THE HUDSON RIVER TRUST
EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
DIVERSIFIED
MISCELLANEOUS (1.4%)
Alco Standard Corp. ............        8,800      $    454,300
Allied Signal, Inc. ............       18,800         1,259,600
Corning, Inc. ..................       15,200           703,000
Minnesota Mining & Manufacturing
 Co. ...........................       27,700         2,295,637
Textron, Inc. ..................        5,500           518,375
                                                 --------------
 TOTAL DIVERSIFIED (1.4%) ......                      5,230,912
                                                 --------------
TOTAL COMMON STOCKS (97.1%)
 (Cost $312,422,283) ...........                    374,848,955
                                                 --------------

---------------------------------------------------------
                                PRINCIPAL        VALUE
                                  AMOUNT       (NOTE 1)
---------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT & AGENCIES
Federal Home Loan
 Mortgage Corp.
 5.7%, due 01/02/97 ........    $7,700,000   $  7,698,780
U.S. Treasury
 5.0%, due 02/20/97** ......       500,000        496,521
                                            -------------
 TOTAL U.S. GOVERNMENT &
  AGENCIES (2.1%) ..........                    8,195,301
                                            -------------
TOTAL SHORT-TERM DEBT SECURITIES (2.1%)
 (Amortized Cost $8,195,301)                    8,195,301
                                            -------------
TOTAL INVESTMENTS (99.2%)
 (Cost/Amortized Cost $320,617,584)           383,044,256
OTHER ASSETS
 LESS LIABILITIES (0.8%) ...                    3,204,925
                                            -------------
NET ASSETS (100.0%) ........                 $386,249,181
                                            =============

--------------
Financial Futures Contracts outstanding at December 31, 1996:

                        EXPIRATION       NUMBER        ORIGINAL      VALUE AT      UNREALIZED
DESCRIPTION                DATE       OF CONTRACTS      VALUE        12/31/96     DEPRECIATION
--------------------  ------------  --------------  ------------  ------------  --------------
Long S&P 500 Index*        3/97            21         $7,986,250    $7,817,250     $(169,000)

------------
*   Non-income producing.

**  Security segregated as collateral on financial futures contracts.

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS AND WARRANTS:
BASIC MATERIALS
CHEMICALS (1.0%)
Grace (W.R.) & Co. ...............     356,100     $ 18,428,175
Monsanto Co. .....................   1,245,000       48,399,375
                                                 --------------
 TOTAL BASIC MATERIALS (1.0%)  ...                   66,827,550
                                                 --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.4%)
WMX Technologies, Inc. ...........     900,000       29,362,500
                                                 --------------
PRINTING, PUBLISHING &
 BROADCASTING (4.0%)
Chris Craft Industries, Inc.
 (Class B)*++ ....................   1,190,444       49,849,843
Comcast Corp. (Class A) SPL  .....   1,031,800       18,378,938
Liberty Media Group (Class A)*  ..   1,523,309       43,509,513
TCI Group (Class A)* .............   9,094,236      118,793,458
TCI Satellite Entertainment, Inc.
 (Class A)* ......................     919,423        9,079,302
Time Warner, Inc. ................     190,000        7,125,000
U.S. West Media Group* ...........     855,000       15,817,500
                                                 --------------
                                                    262,553,554
                                                 --------------
PROFESSIONAL SERVICES (2.4%)
ADT Ltd.* ........................     446,000       10,202,250
Ceridian Corp.*++ ................   3,665,000      148,432,500
Cognizant Corp. ..................     130,000        4,290,000
                                                 --------------
                                                    162,924,750
                                                 --------------
 TOTAL BUSINESS SERVICES (6.8%)  .                  454,840,804
                                                 --------------
CAPITAL GOODS
AEROSPACE (0.4%)
LoralSpace&Communications*(a)        1,540,000       28,297,500
                                                 --------------
ELECTRICAL EQUIPMENT (0.6%)
Westinghouse Electric Corp.  .....   1,785,000       35,476,875
                                                 --------------
 TOTAL CAPITAL GOODS (1.0%)  .....                   63,774,375
                                                 --------------
CONSUMER CYCLICALS
AIRLINES (0.5%)
Delta Air Lines, Inc. ............     200,000       14,175,000
Northwest Airlines Corp.
 (Class A)* ......................      93,300        3,650,363
UAL Corp.* .......................     291,700       18,231,250
                                                 --------------
                                                     36,056,613
                                                 --------------
LEISURE RELATED (3.6%)
CUC International, Inc.*(a)  .....   6,618,700      157,194,125
Disney (Walt) Co. ................     153,000       10,652,625
Hasbro, Inc. .....................     336,100       13,065,888
ITT Corp.* .......................   1,322,600       57,367,775
                                                 --------------
                                                    238,280,413
                                                 --------------
PHOTO & OPTICAL (1.0%)
Eastman Kodak Co. ................     837,700       67,225,425
                                                 --------------
RETAIL--GENERAL (6.3%)
AutoZone, Inc.* ..................   4,470,100      122,927,750
CompUSA, Inc.*(a) ................   3,167,600       65,331,750



---------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
---------------------------------------------------------------
Home Depot, Inc. .................     701,000     $ 35,137,625
Lowe's Cos., Inc. ................   1,741,400       61,819,700
Sears, Roebuck & Co. .............   1,950,500       89,966,813
Wal-Mart Stores, Inc. ............   1,766,000       40,397,250
                                                 --------------
                                                    415,580,888
                                                 --------------
 TOTAL CONSUMER CYCLICALS (11.4%)                   757,143,339
                                                 --------------
CONSUMER NONCYCLICALS
BEVERAGES (0.2%)
Pepsico, Inc. ....................     421,000       12,314,250
                                                 --------------
DRUGS (4.6%)
Amgen, Inc.* .....................     150,000        8,156,250
Astra AB (A Shares) ..............   1,290,000       63,750,955
Merck & Co., Inc. ................   1,849,200      146,549,100
Pfizer, Inc. .....................     925,000       76,659,375
Schering Plough Corp. ............     200,000       12,950,000
                                                 --------------
                                                    308,065,680
                                                 --------------
HOSPITAL SUPPLIES &
 SERVICES (2.3%)
Abbott Laboratories ..............   1,150,000       58,362,500
Boston Scientific Corp.* .........      70,100        4,206,000
Healthsource, Inc.* ..............      83,000        1,089,375
Medtronic, Inc. ..................     992,900       67,517,200
Saint Jude Medical, Inc.* ........     114,600        4,884,825
United Healthcare Corp. ..........     333,500       15,007,500
                                                 --------------
                                                    151,067,400
                                                 --------------
TOBACCO (5.0%)
Loews Corp. ......................   2,068,500      194,956,125
Philip Morris Cos., Inc. .........   1,180,300      132,931,288
                                                 --------------
                                                    327,887,413
                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (12.1%)                799,334,743
                                                 --------------
CREDIT SENSITIVE
BANKS (5.6%)
Chase Manhattan Corp. ............   1,183,768      105,651,294
CoreStates Financial Corp.  ......     295,000       15,303,125
First Chicago NBD Corp. ..........     891,700       47,928,875
First Union Corp. ................   1,055,000       78,070,000
Morgan (J.P.) & Co., Inc. ........      84,900        8,288,363
NationsBank Corp. ................   1,178,000      115,149,500
                                                 --------------
                                                    370,391,157
                                                 --------------
FINANCIAL SERVICES (2.3%)
American Express Co. .............   1,505,000       85,032,500
Dean Witter Discover & Co.  ......     556,583       36,873,624
Household International, Inc.  ...     103,000        9,501,750
MBNA Corp. .......................     527,300       21,882,950
                                                 --------------
                                                    153,290,824
                                                 --------------
INSURANCE (13.2%)
Allstate Corp. ...................   1,851,647      107,164,070
American International Group,
 Inc. ............................   2,540,050      274,960,413
ITT Hartford Group, Inc. .........   1,128,600       76,180,500
PMI Group, Inc. ..................     808,700       44,781,763

                                       25

THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

----------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
----------------------------------------------------------------
Progressive Corp. ................    1,213,800   $   81,779,775
TIG Holdings, Inc. ...............    1,159,800       39,288,225
Travelers Group, Inc. ............    5,535,665      251,180,799
                                                  --------------
                                                     875,335,545
                                                  --------------
MORTGAGE RELATED (0.4%)
Federal National Mortgage
 Association .....................      693,000       25,814,250
                                                  --------------
REAL ESTATE (2.9%)
CBL & Associates Properties,
 Inc.++ ..........................    1,077,200       27,872,550
Essex Property Trust, Inc.  ......      292,200        8,583,375
First Industrial Realty Trust  ...      213,000        6,469,875
Macerich Co. .....................      717,500       18,744,688
Manufactured Home Communities  ...      338,000        7,858,500
Regency Realty Corp.++ ...........      623,700       16,372,125
Simon Debartolo Group, Inc.  .....    1,443,000       44,733,000
Spieker Properties, Inc. .........    1,307,200       47,059,200
Summit Properties, Inc. ..........      519,100       11,485,088
Sun Communities, Inc. ............      161,000        5,554,500
                                                  --------------
                                                     194,732,901
                                                  --------------
UTILITY--TELEPHONE (0.2%)
BellSouth Corp. ..................       10,824          437,019
Frontier Corp. ...................      500,000       11,312,500
                                                  --------------
                                                      11,749,519
                                                  --------------
 TOTAL CREDIT SENSITIVE (24.6%).                   1,631,314,196
                                                  --------------
ENERGY
OIL--DOMESTIC (0.5%)
Union Pacific Resources Group,
 Inc. ............................    1,026,477       30,024,452
                                                  --------------
OIL--SUPPLIES & CONSTRUCTION (0.5%)
Western Atlas, Inc.* .............      458,800       32,517,450
                                                  --------------
RAILROADS (2.3%)
Canadian Pacific Ltd. ............    2,833,300       75,082,450
Union Pacific Corp. ..............    1,340,371       80,589,806
                                                  --------------
                                                     155,672,256
                                                  --------------
 TOTAL ENERGY (3.3%) .............                   218,214,158
                                                  --------------
TECHNOLOGY
ELECTRONICS (22.3%)
Altera Corp.* ....................       50,000        3,634,375
Bay Networks, Inc.*(a) ...........      860,200       17,956,675
Cabletron Systems, Inc.*(a)  .....    1,305,700       43,414,525
Cisco Systems, Inc.*(a) ..........    6,383,000      406,118,375
EMC Corp.*(a) ....................    3,590,900      118,948,563
General Instrument Corp.* ........    1,782,410       38,544,616
Intel Corp.(a) ...................    2,752,800      360,444,750
Micron Technology, Inc. ..........      100,000        2,912,500
National Semiconductor Corp.*(a)      2,319,400       56,535,375
Seagate Technology, Inc.*(a)  ....    1,210,000       47,795,000
Texas Instruments, Inc.(a)  ......      773,800       49,329,750
3Com Corp.*(a) ...................    4,513,900      331,207,413
                                                  --------------
                                                   1,476,841,917
                                                  --------------


----------------------------------------------------------------
                                       NUMBER          VALUE
                                     OF SHARES        (NOTE 1)
----------------------------------------------------------------
OFFICE EQUIPMENT (1.8%)
Compaq Computer Corp.*(a) ........      500,000   $   37,125,000
Sterling Software, Inc.* .........      586,200       18,538,575
Xerox Corp. ......................    1,202,500       63,281,563
                                                  --------------
                                                     118,945,138
                                                  --------------
OFFICE EQUIPMENT SERVICES (3.8%)
Electronic Data Systems Corp.  ...    2,100,000       90,825,000
Informix Corp.*(a) ...............    1,696,900       34,574,338
Microsoft Corp.* .................      854,000       70,561,750
Oracle Corp.*(a) .................      557,200       23,263,100
Sterling Commerce, Inc.* .........      933,582       32,908,766
                                                  --------------
                                                     252,132,954
                                                  --------------
TELECOMMUNICATIONS (8.4%)
AirTouch Communications, Inc.*  ..    2,444,600       61,726,150
Deutsche Telekom AG (ADR)*  ......    1,142,600       23,280,475
DSC Communications Corp.* ........    2,016,100       36,037,788
Mannesmann AG (ADR) ..............      185,700       80,222,400
MCI Communications Corp. .........      421,000       13,761,438
MFS Communications Co., Inc.*(a)      6,226,764      339,358,630
Teleport Communications Group,
 Inc. (Class A)* .................       20,000          610,000
                                                  --------------
                                                     554,996,881
                                                  --------------
 TOTAL TECHNOLOGY (36.3%) ........                 2,402,916,890
                                                  --------------
DIVERSIFIED
MISCELLANEOUS (0.2%)
Anixter International, Inc.*  ....      812,434       13,100,498
Hanson (ADR)--Warrants
 (Class B)* ......................   77,475,857          605,319
                                                  --------------
 TOTAL DIVERSIFIED (0.2%) ........                    13,705,817
                                                  --------------
TOTAL COMMON STOCKS AND WARRANTS
 (96.7%)
 (Cost $4,791,317,138) ...........                 6,408,071,872
                                                  --------------
PREFERRED STOCKS:
TECHNOLOGY (0.7%)
TELECOMMUNICATIONS
MFS Communications Co., Inc.
 8.0% Conv. ......................      487,000       44,438,750
                                                  --------------
TOTAL PREFERRED STOCKS (0.7%)
 (Cost $34,577,944) ..............                    44,438,750
                                                  --------------
                                    PRINCIPAL
                                      AMOUNT
                                   ------------
LONG-TERM DEBT SECURITIES:
TECHNOLOGY (0.0%)
ELECTRONICS
3Com Corp.
 10.25% Conv., 11/01/01+ .........     $900,000        1,986,750
                                                  --------------
TOTAL LONG-TERM DEBT SECURITIES (0.0%)
 (Amortized Cost $1,247,499)  ....                     1,986,750
                                                  --------------

THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                    PRINCIPAL         VALUE
                                      AMOUNT        (NOTE 1)
---------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCES (0.2%)
Industrial Bank of Japan-L.A.
 5.73%, due 01/16/97 ..........   $10,000,000     $   9,976,125
                                                 --------------
COMMERCIAL PAPER
Alamo Funding
 5.45%, due 02/13/97 ..........    20,000,000        19,869,806
Associates Corp. of North
 America
 5.75%, due 01/02/97 ..........    25,000,000        24,996,007
Greenwich Asset Funding, Inc.
 5.4%, due 04/04/97 ...........    12,200,000        12,034,222
Morgan Stanley Group, Inc.
 6.79%, due 01/02/97 ..........    50,000,000        49,990,569
Three Rivers Funding
 5.85%, due 01/27/97 ..........     2,800,000         2,788,170
                                                 --------------
 TOTAL COMMERCIAL PAPER (1.7%)                      109,678,774
                                                 --------------
TIME DEPOSITS
Sumitomo Bank Ltd.
 6.0%, due 01/02/97 ...........    69,800,000        69,800,000
Toronto Dominion Bank
 6.25%, due 01/02/97 ..........    25,000,000        25,000,000
                                                 --------------
 TOTAL TIME DEPOSITS (1.4%)  ..                      94,800,000
                                                 --------------
TOTAL SHORT-TERM DEBT SECURITIES (3.3%)
 (Amortized Cost $214,450,487)                      214,454,899
                                                 --------------
TOTAL INVESTMENTS (100.7%)
 (Cost/Amortized Cost $5,041,593,068)             6,668,952,271
                                                 --------------

                             NUMBER OF               VALUE
                            CONTRACTS(b)            (NOTE 1)
                            ------------           ----------
CALL OPTIONS WRITTEN*(c):
Bay Networks, Inc.:
 January @ $26.5625  ....           2,000           (12,000)
 January @ $26.625 ......           1,500            (9,000)
Cabletron Systems, Inc.:
 March @ $35.50 .........           2,000          (462,000)
 March @ $40.75 .........           3,000          (129,000)
Cisco Systems, Inc.:
 January @ $63.375 ......           2,500          (680,000)
 January @ $65 ..........           1,500           (96,000)
 January @ $65 ..........           2,000          (248,000)
 February @ $63.375  ....           2,000          (734,000)
 February @ $65.375  ....           4,000        (1,140,000)
 February @ $67.375  ....           1,500          (386,400)
 March @ $63.25 .........           1,500          (852,000)
 March @ $66.25 .........           3,000        (1,257,000)
Compaq Computer Corp.:
 January @ $72.875 ......           1,000          (359,000)
 January @ $73 ..........           1,000          (360,000)
 January @ $74 ..........           1,000          (290,000)
 February @ $66.375  ....           1,000          (969,500)
 February @ $78.94 ......           1,000          (290,000)
CompUSA, Inc.:
 February @ $22.4375  ...           2,000          (270,000)
 February @ $22.625  ....           4,000          (248,000)
 February @ $22.625  ....           2,000          (262,000)
 February @ $23 .........           4,000          (464,000)
 February @ $23.125  ....           6,000          (425,400)

------------------------------------------------------------
                                 NUMBER OF         VALUE
                                CONTRACTS(b)     (NOTE 1)
------------------------------------------------------------
 March @ $21.50 ..............     1,500        $  (291,000)
 March @ $22.375 .............     2,000           (248,000)
 March @ $22.6875 ............     4,000           (536,000)
CUC International, Inc.:
 January @ $26.17 ............     2,250            (20,250)
 January @ $27.17 ............     3,000             (9,000)
 February @ $24.875 ..........     1,500           (159,000)
 February @ $24.875 ..........     1,000            (99,000)
 February @ $25 ..............     1,000            (96,000)
 February @ $25.875 ..........     1,500            (76,350)
 March @ $22.75 ..............     1,500           (358,500)
 March @ $24.75 ..............     3,000           (426,000)
 March @ $25.25 ..............     1,000            (96,800)
EMC Corp.
 January @ $26.50 ............     2,000         (1,422,000)
Informix Corp.:
 January @ $20.75 ............     2,450           (306,250)
 January @ $27 ...............     2,000            (12,000)
 February @ $20.625 ..........     1,000           (160,000)
 February @ $20.75 ...........     1,500           (258,000)
 February @ $21.375 ..........     2,000           (236,000)
 March @ $20.875 .............     3,000           (713,700)
 March @ $21.625 .............     2,000           (392,000)
Intel Corp.:
 January @ $104.75 ...........     1,000         (2,633,000)
 January @ $109.75 ...........     2,000         (4,356,000)
 February @ $121 .............     2,000         (2,854,000)
 February @ $121.375 .........     1,000         (1,461,000)
 February @ $122.875 .........     1,000         (1,365,000)
 March @ $127.875 ............     1,000         (1,110,000)
 March @ $132.50 .............     1,000           (889,000)
Loral Space & Communications:
 February @ $17.25 ...........     2,000           (336,000)
 February @ $18.50 ...........     1,000           (131,000)
 February @ $18.75 ...........     1,500           (166,500)
MFS Communications Co., Inc.:
 January @ $45.125 ...........     2,000         (1,950,000)
 January @ $49.95 ............     3,500         (2,082,500)
 January @ $50.375 ...........     1,500           (849,000)
 February @ $48.625 ..........     2,000         (1,594,000)
 February @ $48.75 ...........     1,000           (792,000)
 February @ $48.875 ..........     2,000         (1,546,000)
 February @ $49 ..............     1,500         (1,168,500)
 February @ $49.375 ..........     1,500         (1,035,000)
 February @ $50.50 ...........     1,500           (870,000)
 February @ $50.50 ...........     2,000         (1,294,000)
 February @ $51.125 ..........     1,500           (876,000)
 March @ $48.125 .............     1,500         (1,219,500)
National Semiconductor Corp.
 January @ $19.375 ...........     2,000         (1,011,400)
Oracle Corp.
 March @ $43.50 ..............     2,000           (604,000)
Seagate Technology, Inc.
 February @ $37.6875 .........     2,000           (720,000)
Texas Instruments, Inc.:
 January @ $50.50 ............     2,000         (2,694,000)
 February @ $54.50 ...........     1,500         (1,485,000)
3Com Corp.:
 January @ $62.50 ............     2,000         (2,276,600)
 January @ $62.75 ............     2,000         (2,318,200)
 January @ $64 ...............     1,500         (1,591,050)

                                      27

THE HUDSON RIVER TRUST
COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

------------------------------------------------------------
                                 NUMBER OF         VALUE
                                CONTRACTS(b)     (NOTE 1)
------------------------------------------------------------
 January @ $65.59 ............     2,000     $    (1,602,000)
 January @ $65.875 ...........     1,500          (1,212,300)
 February @ $69.75 ...........     1,500          (1,089,150)
 February @ $71 ..............     1,500            (912,900)
 February @ $72 ..............     1,500            (880,500)
 February @ $73.33 ...........     1,500            (906,000)
 February @ $75.125 ..........     2,000            (927,800)
 February @ $75.50 ...........     1,000            (449,000)
 March @ $79.125 .............     2,000            (798,000)
 March @ $79.20 ..............     2,000            (770,000)
 March @ $79.25 ..............     2,000            (790,000)
 March @ $80 .................     2,000            (730,000)
 March @ $81.125 .............     2,000            (662,600)
                                             ---------------
TOTAL CALL OPTIONS WRITTEN (-1.1%)
 (Premiums Received $68,607,800)                 (70,867,650)
                                             ---------------
OTHER ASSETS
 LESS LIABILITIES (0.4%)  ....                    28,548,958
                                             ---------------
NET ASSETS (100.0%) ..........                $6,626,633,579
                                             ===============

------------
*   Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $1,986,750 or 0.03% of net assets.

++  Affiliated company as defined under the Investment Company Act of 1940 (see
    Note 6).

(a) Partially held as collateral on outstanding written call options.

(b) One contract relates to 100 shares.

(c) Covered call option contracts written in connection with securities held.

    Glossary:

    ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (1.4%)
Bayer AG .........................       40,000    $ 1,623,343
Dainippon Ink & Chemical, Inc. ...      160,000        592,695
GP Batteries International Ltd. ..      850,000      2,822,000
GP Batteries International
 Ltd.--Rights* ...................       12,500          6,250
Grace (W.R.) & Co. ...............       39,000      2,018,250
Indo Gulf Fertilisers (GDR) ......      150,000        105,000
Ishihara Sangyo Ltd.* ............      438,000      1,058,976
Millennium Chemicals, Inc.* ......        7,142        126,771
Mitsubishi Chemical Corp. ........       44,000        142,475
Royal Plastics Group Ltd.*+ ......       50,000        925,689
Sanyo Chemicals ..................       96,000        737,760
Sekisui Chemical Co. Ltd. ........      144,000      1,454,797
Shin-Etsu Chemical Ltd. ..........       39,000        710,560
SKW Trostberg AG .................       45,000      1,222,966
Tessenderlo Chemie ...............        1,000        429,789
                                                 --------------
                                                    13,977,321
                                                 --------------
CHEMICALS--SPECIALTY (1.3%)
SGL Carbon AG+ ...................       91,100     11,491,103
UCAR International, Inc.* ........       40,000      1,505,000
                                                 --------------
                                                    12,996,103
                                                 --------------
METALS & MINING (0.5%)
Broken Hill Proprietary Co. Ltd. .      100,000      1,424,371
Great Central Mines Ltd.* ........      408,900      1,163,551
Johnson Matthey PLC ..............       40,000        376,882
Plutonic Resources Ltd. ..........       50,000        232,494
Western Mining Corp. Ltd. ........      200,000      1,260,632
Westralian Sands Ltd. ............      280,000        890,232
                                                 --------------
                                                     5,348,162
                                                 --------------
PAPER (0.4%)
Asia Pacific Resources
 International Holdings Ltd.
 (Class A)* ......................       70,000        393,750
Enso Oy (Series R) ...............      124,000        998,006
Fletcher Forestry Shares .........       17,026         28,527
Grupo Industrial Durango (ADR)* ..       70,000        743,750
Mayr-Melnhof Karton Aktien
 AG*+ ............................       24,000      1,174,791
Nippon Paper Industries Co. ......       32,000        149,210
Oji Paper Co. Ltd. ...............       71,000        449,383
                                                 --------------
                                                     3,937,417
                                                 --------------
STEEL (0.6%)
Acerinox S.A. ....................        2,002        289,509
British Steel ....................      400,000      1,099,810
Hitachi Metals Ltd. ..............      158,000      1,256,524
SSAB Svenskt Stal (Class B) ......        6,000        100,305
Sumitomo Metal Industries ........    1,196,000      2,943,269
                                                 --------------
                                                     5,689,417
                                                 --------------
 TOTAL BASIC MATERIALS (4.2%) ....                  41,948,420
                                                 --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.5%)
B.U.S. Berzelius
 Umwelt-Service AG ...............       76,700        947,037



---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Daiseki Co. Ltd. .................       32,000    $   762,628
Matsuda Sangyo Co. Ltd. ..........       23,000        593,817
Powerscreen International ........      640,000      6,194,570
Tomra Systems ASA ................      335,000      5,234,994
WMX Technologies, Inc. ...........       50,000      1,631,250
                                                 --------------
                                                    15,364,296
                                                 --------------
PRINTING, PUBLISHING &
 BROADCASTING (2.7%)
Carlton Communications PLC .......      130,000      1,145,807
Comcast Corp. (Class A) SPL ......       57,000      1,015,313
Elsevier N.V. ....................      180,000      3,040,525
Liberty Media Group
 (Class A)* ......................       94,050      2,686,303
Mirror Group Newspapers PLC ......      250,000        922,933
Nippon Television Network Corp. ..       12,300      3,717,296
Reed International ...............       60,000      1,132,188
Takara Printing Co. ..............        4,000         32,467
TCI Group (Class A)* .............      482,709      6,305,390
TCI Satellite Entertainment, Inc.
 (Class A)* ......................       47,800        472,025
Television Broadcasts ............       50,000        199,754
Time Warner, Inc. ................       15,750        590,625
Tokyo Broadcasting System ........      170,000      2,598,221
TVI Televisao Independente* ......        4,700         13,948
Ver Ned Uitgeversbedr Ver
 Bezit N.V. ......................      150,000      3,132,504
                                                 --------------
                                                    27,005,299
                                                 --------------
PROFESSIONAL SERVICES (3.2%)
ADT Ltd.* ........................      140,993      3,225,215
Apcoa Parking AG .................       20,000      2,144,528
Asatsu, Inc. .....................       62,500      1,986,012
Ceridian Corp.* ..................      264,700     10,720,350
Content Beheer N.V.*+ ............      168,000      6,414,258
Dauphin O.T.A.* ..................          150          9,309
Goudsmit (Eduard) N.V.* ..........       17,000      1,514,477
Meitec Corp. .....................      163,600      3,121,976
Prosegur Compania Seguridad SA ...        4,310         39,868
WPP Group PLC ....................      600,000      2,610,764
                                                 --------------
                                                    31,786,757
                                                 --------------
TRUCKING, SHIPPING (1.1%)
Brambles Industries Ltd. .........     140,000       2,731,899
Irish Continental Group ..........     153,500       1,079,937
Kawasaki Kisen* ..................     292,000         665,642
Koninklijke Nedlloyd Groep N.V. ..      80,000       2,193,621
Western Bulk Shipping+ ...........      94,500         452,668
Yamato Transport .................     343,000       3,554,097
                                                 --------------
                                                    10,677,864
                                                 --------------
 TOTAL BUSINESS SERVICES (8.5%) ..                  84,834,216
                                                 --------------
CAPITAL GOODS
AEROSPACE (0.4%)
Loral Space & Communications* ....     163,000       2,995,125
Swire Pacific Ltd. (Class A) .....     100,000         953,520
                                                 --------------
                                                     3,948,645
                                                 --------------

                                       29

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
BUILDING & CONSTRUCTION (2.2%)
ABB AG ...........................        3,000    $ 3,731,789
Bam Groep Holdings ...............        1,000         56,113
Bufete Industrial S.A. (ADR)* ....       19,000        403,750
Fomento de Construcciones Y
 Contratas SA ....................        1,000         93,272
Hitachi Plant Engineering &
 Construction Co. ................      135,000        799,672
Japan Industrial Land Development        50,000        949,832
Kajima Corp. .....................      121,000        865,107
Kaneshita Construction Co. .......      127,000      1,206,286
MacMahon Holdings Ltd. ...........    2,000,000      1,780,464
Metacorp Berhard .................      308,000        786,617
Mitsui Home Co. Ltd. .............      127,000      1,568,172
Nanno Construction Co. Ltd. ......       53,000        315,776
National House Industrial Co. ....       22,000        292,548
Ohmoto Gumi Co. Ltd. .............       61,000        874,363
Oriental Construction Co. ........       60,300        775,814
Paul Y.-ITC Construction Holdings       500,000        119,594
Paul Y.-ITC Construction
 Holdings--Warrants* .............      100,000          1,791
Penta Ocean Construction .........       37,000        164,856
PS Corp. .........................      109,700      1,837,648
Sacos Corp. ......................       22,900        209,602
Sanyo Engineering & Construction,
 Inc. ............................       25,000        222,347
Sho Bond Construction ............      119,700      3,224,799
Suido Kiko Kaisha ................       42,000        297,384
Toda Construction ................      114,000        866,246
Wesco, Inc. ......................       46,150        577,821
                                                 --------------
                                                    22,021,663
                                                 --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (1.2%)
Boral Ltd. .......................      180,000        512,201
BPB PLC ..........................      540,000      3,547,659
Fujikura Ltd. ....................      211,000      1,690,769
Lafarge Canada ...................        7,000        122,056
Lafarge Corp. ....................       33,000      1,979,936
Macmillan Bloedel Ltd. ...........       30,000        393,281
Nichiha Corp. ....................      154,500      2,734,867
Portland Valderrivas SA* .........       12,899        869,024
Sumitomo Forestry Co. ............       30,000        365,253
                                                 --------------
                                                    12,215,046
                                                 --------------
ELECTRICAL EQUIPMENT (0.7%)
Alcatel Alsthom ..................       20,000      1,606,630
Omron Corp. ......................      184,000      3,463,604
Vae Eisenbahnsys AG ..............        3,000        340,523
Yaskawa Electric Corp.* ..........      267,000        926,811
                                                 --------------
                                                     6,337,568
                                                 --------------
MACHINERY (3.0%)
Asahi Diamond
 Industry Co. Ltd. ...............      108,000        979,190
BT Industries AB+ ................       70,000      1,303,674
Construcciones Auxiliar Ferro ....        9,425        357,446
Danieli & Co.* ...................       32,200        265,349
Enshu* ...........................       60,000        180,295



---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Fag Kugelfischer Georg Schaefer ..       16,200    $   221,608
IHC Caland N.V. ..................       52,000      2,969,024
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............      164,000        729,298
Kalmar Industries AB+ ............       70,000      1,077,840
Kawasaki Heavy Industries ........      380,000      1,571,712
Keppel Corp. .....................       76,000        592,010
Keyence Corp. ....................       14,000      1,728,694
Makino Milling Machine Co. .......       76,000        484,967
Mitsubishi Heavy Industries Ltd. .      515,000      4,091,184
Namura Shipbuilding Co. ..........      106,000        347,811
Nippon Seiko K.K. ................        4,000         24,247
Nireco ...........................       24,000        273,552
Nitta Corp. ......................      122,000      1,527,502
Nitto Kohki Co. Ltd. .............       62,000      2,221,743
Siebe PLC ........................       90,000      1,668,217
SMC Corp. ........................       50,600      3,403,627
Sodick Co.* ......................      380,000      3,149,987
Thai Engine Manufacturing Public
 Co. Ltd.* .......................       87,000        675,076
                                                 --------------
                                                    29,844,053
                                                 --------------
 TOTAL CAPITAL GOODS (7.5%)                         74,366,975
                                                 --------------
CONSUMER CYCLICALS
AIRLINES (1.1%)
Air Canada* ......................      100,000        452,803
British Airways ..................      150,000      1,555,923
Continental Airlines, Inc.
 (Class B)* ......................       38,000      1,073,500
Delta Air Lines, Inc. ............       12,000        850,500
KLM ..............................      100,000      2,811,444
Northwest Airlines Corp.
 (Class A)* ......................       27,100      1,060,288
Qantas Airways Ltd. ..............       15,000         25,038
Singapore Airlines Ltd. ..........      250,000      2,268,992
UAL Corp.* .......................       16,500      1,031,250
                                                 --------------
                                                    11,129,738
                                                 --------------
APPAREL, TEXTILE (0.4%)
Adidas AG+ .......................       13,000      1,123,603
Carli Gry International A/S* .....       30,000      1,437,049
First Sign International
 Holdings Ltd. ...................    2,630,000        841,586
King Co.* ........................       55,000        247,431
Morishita Co. Ltd. ...............        6,000         42,069
Renown, Inc.* ....................       27,000         72,040
                                                 --------------
                                                     3,763,778
                                                 --------------
AUTO RELATED (1.0%)
Asahi Glass Co. Ltd. .............       73,000        687,074
Autoliv AB .......................       20,000        876,937
Autoliv AB (ADS)*+ ...............       23,700      1,025,025
Bridgestone Metalpha .............        7,000         59,839
FCC Co. Ltd. .....................       18,000        489,595
Mabuchi Motor Co. ................       44,300      2,230,110
Michelin (CGDE), (Class B) .......       40,000      2,159,391
Minebea Co. ......................      230,000      1,922,459
Toyoda Gosei* ....................        5,000         34,669
                                                 --------------
                                                     9,485,099
                                                 --------------

                                       30

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
AUTOS & TRUCKS (0.6%)
Honda Motor Corp. ................      157,000    $  4,487,264
Isuzu Motors Ltd. ................      127,000         564,761
Toyota Motor Corp. ...............       49,000       1,408,946
                                                 --------------
                                                      6,460,971
                                                 --------------
FOOD SERVICES, LODGING (0.6%)
AAPC Limited .....................    1,500,000         906,129
Accor SA .........................       12,000       1,519,514
International Fast Food Corp.* ...        8,000           1,040
Jurys Hotel Group PLC ............      400,000       1,864,810
QPQ Corp.* .......................       32,700          77,663
QPQ Corp.--Warrants* .............       32,700           4,088
Sanyo Pax Co. Ltd. ...............       48,000         833,089
Thistle Hotels PLC* ..............      249,200         774,832
                                                 --------------
                                                      5,981,165
                                                 --------------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.9%)
Hunter Douglas N.V. ..............       30,000       2,021,810
Industrie Natuzzi (ADR) ..........      114,000       2,622,000
Matsushita Electric Industrial Co.       60,000         979,190
Nippon Electric Glass ............       79,000       1,214,230
Philips Electronics ..............       10,000         404,941
Sanyo Electric Co. Ltd. ..........      377,000       1,562,559
Sharp Corp. ......................       37,000         527,157
                                                 --------------
                                                      9,331,887
                                                 --------------
LEISURE RELATED (2.9%)
Cinar Films, Inc. (Class B)* .....       48,000       1,248,000
CUC International, Inc.* .........      375,800       8,925,250
Enix Corp.* ......................       10,200         230,757
Hasbro, Inc. .....................       13,000         505,375
ITT Corp.* .......................       67,700       2,936,488
Japan Airport Terminal Co. .......      130,200       1,596,442
KTM Motorradholding AG* ..........       10,440         583,350
Mars Engineering Corp.* ..........       32,900         838,054
Namco Ltd. .......................       85,100       2,608,626
Nelvana Limited*+ ................      130,000       2,159,942
Nintendo Co. .....................       43,700       3,128,167
Rank Group PLC ...................      100,000         746,055
Tag Heuer International SA (ADR)*       143,200       2,309,100
Tourism Holdings Ltd. ............      600,000       1,145,259
                                                 --------------
                                                     28,960,865
                                                 --------------
PHOTO & OPTICAL (0.4%)
Luxottica Group (ADR) ............       20,000       1,040,000
Noritsu Koki Co. Ltd. ............       63,000       2,964,770
                                                 --------------
                                                      4,004,770
                                                 --------------
RETAIL--GENERAL (5.7%)
Asda Group PLC* ..................      400,000         842,845
AutoZone, Inc.* ..................      253,600       6,974,000
British Airport Author PLC .......      500,000       4,167,116
Centros Comerciales Pryca SA .....       75,000       1,589,858
CompUSA, Inc.* ...................      179,700       3,706,313
Dai-Ichi Corp. ...................       35,000         707,193
Dixons Group PLC* ................      450,000       4,182,105
Doshisha Co. .....................       47,000         771,091
Eiden Sakakiya Co. Ltd. ..........       84,000         848,631



---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Fu Hui Jewellery* ................      450,000    $     41,890
Gucci Group N.V. .................       15,000         958,125
Homac Corp. ......................       35,700         647,353
Home Centers Ltd.* ...............      142,800         660,450
Home Wide Corp, Inc. .............       18,000         161,644
House of Fraser PLC ..............      750,000       1,972,206
Isetan Co. .......................      190,000       2,460,927
Lowe's Cos., Inc. ................       24,300         862,650
Matsuyadenki Co. Industries ......        6,000          56,472
MFI Furniture PLC ................      100,000         319,493
Nissen Corp. Ltd. ................       40,300         281,867
Paris Miki, Inc. .................       60,900       2,198,100
Rinascente .......................      175,000       1,015,247
Rinascente--Warrants* ............        8,750           3,859
Sato Corp. .......................      105,700       2,062,706
Sears, Roebuck & Co. .............      107,300       4,949,213
Siam Makro Public Co. Ltd. .......       50,000         210,559
Sriwani Holdings BHD .............      680,000       1,830,925
Swank International Manufacturing     1,000,000         151,270
St. Dupont*+ .....................       64,400       2,184,523
Thorn PLC* .......................      500,000       2,154,223
Vendex International N.V. ........       14,400         615,602
Wal-Mart Stores, Inc. ............      165,000       3,774,375
Warehouse Group Ltd. .............      846,250       2,034,072
Xebio Co. ........................       30,600         911,579
                                                 --------------
                                                     56,308,482
                                                 --------------
 TOTAL CONSUMER CYCLICALS (13.6%)                   135,426,755
                                                 --------------
CONSUMER NONCYCLICALS
BEVERAGES (1.4%)
Grand Metropolitan ...............      300,000       2,358,939
Guinness PLC .....................      650,000       5,094,331
Lion Nathan Ltd. .................      592,000       1,418,764
Louis Dreyfus Citrus*+ ...........       71,500       2,342,681
Panamerican Beverages ............       30,000       1,406,250
Quilmes Industrial Quins (ADR) ...      131,100       1,196,288
                                                 --------------
                                                     13,817,253
                                                 --------------
DRUGS (5.1%)
Astra AB (A Shares) ..............       40,000       1,976,774
Biogen, Inc.* ....................       59,000       2,286,250
Hafslund Nycomed ASA
 (B Shares) ......................       80,000         549,060
Merck & Co., Inc. ................      107,600       8,527,300
Novartis AG (ADR) ................       20,000       1,141,710
Novartis AG* .....................        1,110       1,271,296
Novo-Nordisk AS (ADR)
 (B Shares) ......................       17,500       3,299,607
Nycomed ASA (B Shares)* ..........       90,000       1,385,214
Pfizer, Inc. .....................       54,000       4,475,250
Roche Holdings AG Genusscheine ...          800       6,224,879
Santen Pharmaceutical Co. ........      150,000       3,108,540
Schering Plough Corp. ............       13,000         841,750
Smith & Nephew PLC* ..............      500,000       1,550,356
Smithkline Beecham PLC ...........      200,000       2,773,509
Taisho Pharmaceutical Co. ........       95,000       2,239,444
Takeda Chemical Industries .......       30,000         629,479
Yamanouchi Pharmaceutical ........      198,000       4,069,079
Zeneca Group PLC .................      180,000       5,080,198
                                                 --------------
                                                     51,429,695
                                                 --------------

                                       31

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
FOODS (0.7%)
Fyffes PLC .......................    2,700,000    $  5,034,988
Nestle AG ........................          500         536,795
Nutrica Verenigde Bedrijven N.V. .        2,900         440,373
Oie Sangyo Co. Ltd. ..............        4,000          51,809
Shriram Industrial Enterprises
 Ltd. (GDR)*+ ....................      165,000          24,750
Viscofan Envoltura ...............       60,000         878,758
                                                 --------------
                                                      6,967,473
                                                 --------------
HOSPITAL SUPPLIES & SERVICES (1.1%)
Abbott Laboratories ..............       38,500       1,953,875
Boston Scientific Corp.* .........       23,000       1,380,000
Cochlear Ltd. ....................       50,000         142,278
Coloplast A/S B ..................          800          91,047
Medtronic, Inc. ..................       56,400       3,835,200
Quest Medical, Inc.* .............      164,543       1,275,208
Saint Jude Medical, Inc.* ........       46,600       1,986,325
Scandinavian Mobility
 International, Inc.+ ............       13,700         225,732
Tamro Group ......................       10,000          66,780
                                                 --------------
                                                     10,956,445
                                                 --------------
RETAIL--FOOD (0.6%)
Casino Guichard-Perrachon ........       13,590         632,812
Daimon Co. Ltd. ..................       45,400         729,160
Familymart Co. ...................        4,900         195,898
Loblaw Companies Ltd. ............       90,000         930,071
McBride PLC ......................      350,000         815,436
Ministop Co. Ltd. ................       19,800         483,844
Seven-Eleven Japan Ltd. ..........       41,000       2,400,311
                                                 --------------
                                                      6,187,532
                                                 --------------
SOAPS & TOILETRIES (0.2%)
Shiseido Co. .....................      146,000       1,689,319
                                                 --------------
TOBACCO (1.9%)
BAT Industries ...................      300,000       2,489,991
Imperial Tobacco PLC* ............      200,000       1,291,677
Loews Corp. ......................       97,800       9,217,650
RJ Reynolds BHD ..................      200,000         542,467
Swedish Match Co. AB* ............    1,100,000       3,871,426
Tabacalera SA ....................       40,000       1,723,599
                                                 --------------
                                                     19,136,810
                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (11.0%)                110,184,527
                                                 --------------
CREDIT SENSITIVE
BANKS (5.0%)
Akita Bank .......................       75,000         466,281
Asahi Bank Ltd. ..................      164,000       1,458,596
Banco Comercial Portuguese SA ....       60,000         791,596
Banco Latinoamericano de
 Exportaciones S.A. ..............       60,000       3,045,000
Banco Popular ....................        5,000         982,822
Banco Santander-Chile (ADR) ......       15,000         225,000
Bancomer B Local* ................    1,000,000         398,882
Bank of Tokyo-Mitsubishi Bank ....      209,000       3,880,062
Bankinter-Banco Interc Espana ....        1,000         155,170
Barclays Bank ....................      140,000       2,399,539
Chase Manhattan Corp. ............       68,288       6,094,704



---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
First Chicago NBD Corp. ..........       67,000    $  3,601,250
First Union Corp. ................       88,000       6,512,000
Fokus Bank .......................       58,000         399,890
Grupo Financiero Bantorte (Class
 B)* .............................      178,750         179,840
Hachijuni Bank ...................       59,000         560,401
HSBC Holdings PLC (H.K.$) ........       80,000       1,711,811
Mitsubishi Trust & Banking Corp. .       93,000       1,244,711
Morgan (J.P.) & Co., Inc. ........        5,200         507,650
NationsBank Corp. ................       67,000       6,549,250
Overseas Chinese Bank ............       60,000         746,087
Overseas Union Bank Ltd. .........      180,000       1,389,266
Shizuoka Bank                           149,000       1,582,506
Sparbanken Sverige AB
 (A Shares) ......................      148,000       2,539,304
Standard Chartered PLC ...........      150,000       1,847,578
Toho Bank ........................       77,000         466,747
Union Bank of Norway .............        8,600         270,132
                                                 --------------
                                                     50,006,075
                                                 --------------
FINANCIAL SERVICES (4.7%)
American Express Co. .............      143,000       8,079,500
Americredit Corp.* ...............      296,700       6,082,350
CMIC Finance & Securities Co. Ltd.      724,700       1,045,539
Credit Local de France ...........       25,000       2,177,893
Credit Saison Co. ................      181,600       4,061,342
Dean Witter Discover & Co. .......       35,900       2,378,375
Hong Leong Finance Ltd. ..........      160,000         372,758
Household International, Inc. ....       20,700       1,909,575
Invesco ..........................      400,000       1,778,198
JCG Holdings .....................      142,000         138,613
MBNA Corp. .......................       48,000       1,992,000
Mercury Finance Co. ..............      472,950       5,793,638
Nichiei Co. Ltd. .................       57,500       4,225,240
Promise Co. Ltd. .................       35,800       1,762,024
PT Bunas Finance Indonesia* ......      377,000         399,026
Sanyo Shinpan Finance Co. Ltd. ...       27,100       1,696,529
Takefuji Corp.* ..................       20,200       1,456,437
Yamaichi Securities ..............      343,000       1,525,300
                                                 --------------
                                                     46,874,337
                                                 --------------
INSURANCE (5.3%)
Acceptance Industries Cos., Inc.*       110,100       2,174,475
Aegon N.V. .......................       95,000       6,050,679
American International
 Group, Inc. .....................       96,250      10,419,063
AMEV N.V. ........................      125,000       4,374,804
Corporacion Mapfre
 Cia Inter SA ....................       70,853       4,320,154
Irish Life PLC ...................      100,000         459,421
Koa Fire & Marine ................      109,000         528,953
Pacific & Orient BHD .............      220,000         531,380
PennCorp Financial Group, Inc. ...       35,700       1,285,200
PMI Group, Inc. ..................       36,500       2,021,188
Progressive Corp. ................       61,500       4,143,563
Travelers Group, Inc. ............      293,133      13,300,910
Twentieth Century Industries .....      211,000       3,560,625
                                                 --------------
                                                     53,170,415
                                                 --------------

                                       32

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
MORTGAGE RELATED (0.1%)
Federal National Mortgage
 Association .....................       15,000    $    558,750
                                                 --------------
REAL ESTATE (2.5%)
Arden Realty Group, Inc. .........       98,500       2,733,375
Castle & Cooke, Inc.* ............       85,000       1,349,375
Cheung Kong Holdings .............       90,000         799,987
Chubu Sekiwa Real Estate .........       23,000         295,916
City Developments Ltd. ...........      270,000       2,431,216
Daibiru Corp. ....................       90,000         831,534
JP Realty, Inc. ..................       87,300       2,258,888
Macerich Co. .....................      151,700       3,963,163
Mitsubishi Estate Co. ............      218,000       2,240,048
Prentiss Properties Trust ........       85,000       2,125,000
Sap Holdings* ....................       66,000         316,215
Spieker Properties, Inc. .........       37,700       1,357,200
Storage USA, Inc. ................       28,000       1,053,500
Summit Properties, Inc. ..........       72,000       1,593,000
Sun Communities, Inc. ............       41,000       1,414,500
                                                 --------------
                                                     24,762,917
                                                 --------------
UTILITY--ELECTRIC (2.8%)
British Energy PLC* ..............    1,672,000       4,210,526
Enersis S.A. (ADR) ...............       45,000       1,248,750
EVN ..............................        8,394       1,263,659
Gas Y Electridad SA (Series 2) ...        5,000         319,899
Hidroelectrica del Cantabrico ....       56,000       2,138,928
Iberdrola II .....................      150,000       2,127,520
Iberdrola SA .....................      250,000       3,545,866
Korea Electric Power (ADR) .......      100,000       2,050,000
National Grid Group PLC ..........    1,100,000       3,684,022
National Power PLC ...............      450,000       3,769,677
Veba AG ..........................       60,000       3,450,741
                                                 --------------
                                                     27,809,588
                                                 --------------
UTILITY--GAS (0.4%)
General de Aguas d'Barcelona .....       90,000       3,746,285
                                                 --------------
UTILITY--TELEPHONE (1.3%)
Empresas Telex-Chile S.A. (ADR) ..      119,000         550,375
Frontier Corp. ...................       42,000         950,250
Hellenic Telecommunication
 Organization SA .................       48,880         841,808
Kon. PTT Nederland+ ..............      120,000       4,574,671
PT Indonesian Satellite (ADR) ....       40,000       1,095,000
Stet Societa Finanz Telefon ......       40,000         181,953
Tele Danmark AS (B Shares) .......        6,000         331,235
Telefonica de Espana SA ..........      100,000       2,324,084
Telephone & Data Systems, Inc. ...       61,700       2,236,625
                                                 --------------
                                                     13,086,001
                                                 --------------
 TOTAL CREDIT SENSITIVE (22.1%) ..                  220,014,368
                                                 --------------
ENERGY
COAL & GAS PIPELINES (0.7%)
Nabors Industries, Inc.* .........      121,000       2,329,250
OMV AG ...........................       40,000       4,510,754
                                                 --------------
                                                      6,840,004
                                                 --------------



---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
OIL--DOMESTIC (0.1%)
Union Pacific Resources
 Group, Inc. .....................       39,465    $  1,154,351
XCL Corp.* .......................      700,000         131,250
                                                 --------------
                                                      1,285,601
                                                 --------------
OIL--INTERNATIONAL (0.6%)
Canadian Occidental ..............       10,000         160,000
ENI Spa ..........................      666,000       3,418,093
Repsol SA ........................       65,000       2,495,211
Yukong Ltd. (GDR)+ ...............       25,000         156,250
                                                 --------------
                                                      6,229,554
                                                 --------------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Bouygues Offshore SA (ADR)* ......      148,000       1,905,500
Coflexip (ADR)* ..................       70,117       1,840,571
Tubos de Acero de Mexico SA (ADR)*      112,400       1,784,350
                                                 --------------
                                                      5,530,421
                                                 --------------
RAILROADS (1.0%)
Canadian Pacific Ltd. ............      218,400       5,787,600
Union Pacific Corp. ..............       63,633       3,825,934
                                                 --------------
                                                      9,613,534
                                                 --------------
 TOTAL ENERGY (3.0%) .............                   29,499,114
                                                 --------------
TECHNOLOGY
ELECTRONICS (8.8%)
Austria Mikro Systeme
 International ...................        4,000         308,844
Aval Data ........................       14,000         112,426
Cabletron Systems, Inc.* .........       54,100       1,798,825
Cisco Systems, Inc.* .............      338,000      21,505,250
Cypress Semiconductor Corp.* .....      120,000       1,695,000
EMC Corp.* .......................      160,000       5,300,000
Fujimi, Inc. .....................          500          26,941
Hirose Electric Co. Ltd. .........       45,400       2,630,464
Hoya Corp. .......................       86,000       3,378,810
Intel Corp. ......................      144,500      18,920,458
National Semiconductor Corp.* ....       86,000       2,096,250
NEC Corp. ........................       35,000         423,107
Rohm Co. Ltd. ....................       31,000       2,034,367
Seagate Technology, Inc.* ........       97,000       3,831,500
Seatex Garex ASA* ................       81,700         443,963
TDK Corp. ........................       35,000       2,281,755
Texas Instruments, Inc. ..........       38,100       2,428,875
Tokyo Electron ...................       38,000       1,164,839
Yokogawa Electric Corp. ..........      471,000       4,067,006
3Com Corp.* ......................      182,500      13,390,938
                                                 --------------
                                                     87,839,618
                                                 --------------
OFFICE EQUIPMENT (1.2%)
Canon, Inc. ......................       50,000       1,105,259
Compaq Computer Corp.* ...........       45,000       3,341,250
Ricoh Elemex Corp. ...............       21,000         293,757
Sterling Software, Inc.* .........      169,600       5,363,600
Xerox Corp. ......................       47,400       2,494,425
                                                 --------------
                                                     12,598,291
                                                 --------------

                                       33

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

--------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
--------------------------------------------------------------
OFFICE EQUIPMENT SERVICES (2.7%)
Accugraph Corp. (Class A)* .......       6,200    $      4,936
Electronic Data Systems Corp. ....     119,000       5,146,750
Fuji Soft Corp. ..................      32,500         993,438
Informix Corp.* ..................      67,000       1,365,125
Istar Internet, Inc.*+ ...........      12,500          41,994
Micro Warehouse, Inc.* ...........      60,900         715,575
Microsoft Corp.* .................      66,000       5,453,250
Misys PLC ........................     130,000       2,486,479
Oracle Corp.* ....................      44,800       1,870,400
Sterling Commerce, Inc.* .........     236,660       8,342,265
Turbon International AG ..........      30,000         779,828
                                                --------------
                                                    27,200,040
                                                --------------
TELECOMMUNICATIONS (5.4%)
BCE Mobile Communications, Inc.* .      16,000         474,420
Cellular Communications Puerto
 Rico, Inc.* .....................       7,600         150,100
Cox Communications, Inc.
 (Class A)* ......................      17,000         393,125
DDI Corp. ........................         401       2,652,327
Deutsche Telekom AG (ADR)* .......     232,000       4,727,000
Filtronic Comtek PLC .............   1,210,000       7,648,820
Forval Corp. .....................       8,000         311,545
Korea Mobile Telecommunications
 Corp. (ADR) .....................     362,560       4,667,960
MFS Communications Co., Inc.* ....     361,145      19,682,400
NetCom Systems AB (B Shares)* ....      85,600       1,387,085
Rogers Cantel Mobile
 Communications (Class B)* .......      20,000         396,567
Tadiran Telecommunications Ltd. ..     199,800       4,470,525
Teleport Communications Group,
 Inc. (Class A)* .................      60,500       1,845,250
United States Cellular Corp.* ....      40,600       1,131,725
Vodafone Group ...................     900,000       3,800,512
                                                --------------
                                                    53,739,361
                                                --------------
 TOTAL TECHNOLOGY (18.1%)                          181,377,310
                                                --------------
DIVERSIFIED
MISCELLANEOUS (1.6%)
Alba .............................       8,000         809,074
BTR PLC ..........................     200,000         973,041
Cie Generale des Eaux ............      30,000       3,717,838
Crean (James) PLC--Units .........     385,000       1,207,465
Hanson PLC .......................     500,000         698,088
Indonesia Fund, Inc.* ............      20,000         195,000
International UNP Holdings* ......     450,000          92,021
International UNP
 Holdings--Warrants* .............     225,000               0
Invesco Funding LLC* .............      80,000         355,640
Mitsubishi Corp. .................     186,000       1,927,295
Sime Darby BHD ...................     800,000       3,151,851
Taiwan Fund ......................      40,000         890,000
Tomkins PLC ......................     500,000       2,299,837
                                                --------------
 TOTAL DIVERSIFIED (1.6%) ........                  16,317,150
                                                --------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (89.6%)
 (Cost $766,444,974) .............                 893,968,835
                                                --------------



--------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
--------------------------------------------------------------
PREFERRED STOCKS:
CONSUMER CYCLICALS (0.0%)
RETAIL--GENERAL
Fielmann AG ......................       8,000    $    252,145
                                                --------------
CONSUMER NONCYCLICALS (0.1%)
DRUGS
Fresenius AG* ....................       4,000         830,517
                                                --------------
TECHNOLOGY
TELECOMMUNICATIONS (0.5%)
MFS Communications Co., Inc.
 8.0% Conv. ......................      22,000       2,007,500
Nokia Oy Cum .....................      44,000       2,553,574
                                                --------------
 TOTAL TECHNOLOGY (0.5%) .........                   4,561,074
                                                --------------
TOTAL PREFERRED STOCKS (0.6%)
 (Cost $3,075,940) ...............                   5,643,736
                                                --------------
                                   PRINCIPAL
                                     AMOUNT
                                  ------------
LONG-TERM DEBT SECURITIES:
CONSUMER NONCYCLICALS (0.2%)
FOODS
Burns, Philp & Co., Ltd.
 5.5% Conv., 04/30/04 ............  $2,000,000       1,756,250
                                                --------------
CREDIT SENSITIVE (0.0%)
INSURANCE
Corporacion Mapfre
 8.5% Conv., 02/27/99 ...... Peseta 29,910,000         230,558
                                                --------------
TECHNOLOGY
ELECTRONICS (0.9%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ .......................  $1,305,000       2,019,488
3Com Corp.
 10.25% Conv., 11/01/01+ .........   3,000,000       6,622,500
                                                --------------
 TOTAL TECHNOLOGY (0.9%)                             8,641,988
                                                --------------
DIVERSIFIED (0.0%)
MISCELLANEOUS
Brierley Investment Ltd.
 9.0% Conv. Sub. Note, 06/30/98 ..      27,900          24,063
                                                --------------
TOTAL LONG-TERM DEBT SECURITIES (1.1%)
 (Amortized Cost $7,465,869)                        10,652,859
                                                --------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCES (1.0%)
Industrial Bank of Japan-L.A.
 5.73%, due 01/16/97 .............  10,000,000       9,976,125
                                                --------------
COMMERCIAL PAPER
BHF Delaware Inc.
 5.64%, due 03/10/97 .............   5,000,000       4,950,228
Chase Manhattan Bank
 5.59%, due 03/14/97 .............   5,000,000       4,947,300
Dresdner U.S. Finance, Inc.
 5.31%, due 04/10/97 .............   5,000,000       4,927,263
Enterprise Funding Corp.
 5.48%, due 03/03/97 .............   1,300,000       1,288,391
International Securitization
 5.45%, due 03/18/97 .............   7,000,000       6,922,121
Koch Industries
 6.9%, due 01/02/97 ..............   1,800,000       1,799,655

THE HUDSON RIVER TRUST
GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

------------------------------------------------------------
                                  PRINCIPAL        VALUE
                                    AMOUNT        (NOTE 1)
------------------------------------------------------------
Premium Funding--Series B
 5.5%, due 02/18/97              $ 8,241,000    $  8,180,566
                                              --------------
 TOTAL COMMERCIAL PAPER (3.3%)                    33,015,524
                                              --------------
TIME DEPOSITS
Bank of Tokyo-
 Mitsubishi Bank Ltd., N.Y.
 5.5%, due 03/04/97               28,000,000      27,974,910
Toronto Dominion Bank
 6.25%, due 01/02/97              10,600,000      10,600,000
                                              --------------
 TOTAL TIME DEPOSITS (3.8%)                       38,574,910
                                              --------------
TOTAL SHORT-TERM DEBT SECURITIES (8.1%)
 (Amortized Cost $81,581,556)                     81,566,559
                                              --------------
TOTAL INVESTMENTS (99.4%)
 (Cost/Amortized Cost $858,568,339)              991,831,989
OTHER ASSETS
 LESS LIABILITIES (0.6%)                           5,499,495
                                              --------------
NET ASSETS (100.0%)                             $997,331,484
                                              ==============


------------
*   Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $45,781,555 or 4.6% of net assets.

    Glossary:

    ADR--Amercian Depository Receipt
    GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
ARGENTINA
KTM Motorradholding AG* ..........      2,340      $  130,751
Quilmes Industrial Quins (ADR)  ..     19,000         173,375
                                                ---------------
 TOTAL ARGENTINA (0.2%) ..........                    304,126
                                                ---------------
AUSTRALIA
AAPC Ltd. ........................    100,000          60,409
Aristocrat Leisure Ltd. ..........    160,000         415,866
Boral Ltd. .......................     50,000         142,278
Brambles Industries Ltd. .........     20,000         390,271
Broken Hill Proprietary Co. Ltd.       21,000         299,118
Cochlear Ltd. ....................     90,000         256,101
Gio Australia Holdings Ltd.*  ....    200,000         511,883
Great Central Mines Ltd.* ........    100,000         284,556
Guinness Peat Group ..............     13,200           7,554
National Australia Bank Ltd.  ....      4,900          57,643
News Corp. Ltd. ..................      5,900          31,139
Oil Search Ltd. ..................    500,000         973,691
Orogen Minerals Ltd. (GDS)*+  ....     60,000       1,758,000
Plutonic Resources Ltd. ..........     20,000          92,997
Qantas Airways Ltd. ..............     70,000         116,843
QBE Insurance Group Ltd. .........     63,998         337,260
QCT Resources, Inc. ..............    200,000         270,249
Reinsurance Australia Corp.*  ....     40,000         155,791
Spectrum Network Systems*+  ......    600,000         209,840
Western Mining Corp. Ltd. ........     22,000         138,670
Westralian Sands Ltd. ............     14,000          44,512
                                                ---------------
 TOTAL AUSTRALIA (4.3%) ..........                  6,554,671
                                                ---------------
AUSTRIA
EVN-Energie Versorgung Niederland         800         120,435
OMV AG ...........................        600          67,661
VA Technologie AG* ...............      3,000         470,886
                                                ---------------
 TOTAL AUSTRIA (0.4%) ............                    658,982
                                                ---------------
BELGIUM
Electrabel .......................        250          59,224
Generale de Banque ...............        120          43,058
Petrofina SA .....................        110          35,046
Tractebel Investment
 International Capital ...........         70          32,625
Tractebel Investment
 International Capital--
 Warrants* .......................         70               0
                                                ---------------
 TOTAL BELGIUM (0.1%) ............                    169,953
                                                ---------------
CANADA
Accugraph Corp. (Class A)*  ......      5,000           3,980
Architel Systems Corp.* ..........     30,300         186,989
Istar Internet, Inc.*+ ...........     12,000          40,314
Loblaw Companies Ltd. ............     20,000         206,682
Prime Resource Group, Inc.  ......     20,000         141,683
Renaissance Energy Ltd.* .........      2,000          68,139
Rofin-Sinar Technologies, Inc.*  .     40,000         470,000
Transat A.T., Inc.* ..............     67,500         554,592
                                                ---------------
 TOTAL CANADA (1.1%) .............                  1,672,379
                                                ---------------


---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
CHILE
Empresas Telex-Chile S.A. (ADR)  .     20,000      $   92,500
Enersis S.A. (ADR) ...............      1,000          27,750
Santa Isabel S.A. (ADR) ..........     17,000         384,625
                                                ---------------
 TOTAL CHILE (0.3%) ..............                    504,875
                                                ---------------
DENMARK
Carli Gry International A/S*  ....     15,600         747,266
Coloplast A/S B ..................      4,000         455,235
Den Danske Bank ..................        400          32,274
Scandinavian Mobility
 International, Inc.+ ............      6,000          98,861
Tele Danmark AS (B Shares)  ......      1,000          55,206
                                                ---------------
 TOTAL DENMARK (0.9%) ............                  1,388,842
                                                ---------------
FINLAND
KCI Konecranes International*  ...     20,000         630,824
Nokia Corp. (ADR) ................      3,000         172,875
                                                ---------------
 TOTAL FINLAND (0.5%) ............                    803,699
                                                ---------------
FRANCE
Accor SA .........................      8,000       1,013,010
Alcatel Alsthom ..................      3,500         281,160
Banque Nationale de Paris ........        700          27,091
Bouygues Offshore SA (ADR)*  .....     40,000         515,000
BSN Gervais Danone ...............        500          69,673
Carrefour ........................        225         146,401
Cie de St. Gobain ................        250          35,367
Cie Fin Paribas (Series A)  ......        750          50,723
Cie Generale des Eaux ............      6,000         743,568
Coflexip (ADR)* ..................      3,000          78,750
Credit Local de France ...........      1,000          87,116
Dauphin O.T.A.* ..................        195          12,102
Elf Aquitaine ....................      2,250         204,814
Havas ............................        350          24,554
Lafarge Corp. ....................        450          26,999
L'Air Liquide SA .................        550          85,863
L'Oreal ..........................        495         186,418
Louis Dreyfus Citrus*+ ...........     20,300         665,125
Louis Vuitton Moet Hennessy  .....        500         139,636
Lyonnais des Eaux Dumez ..........        400          37,228
Michelin (CGDE), (Class B)  ......      1,800          97,173
Pernod-Ricard ....................      2,000         110,629
Peugeot SA .......................        250          28,139
Pinault Printemps ................        150          59,497
Promodes .........................        100          28,236
Schneider SA .....................        800          36,990
Societe Generale .................        550          59,468
St. Dupont*+ .....................     34,900       1,183,848
                                                ---------------
 TOTAL FRANCE (4.0%) .............                  6,034,578
                                                ---------------
GERMANY
Adidas AG+ .......................      3,000         259,293
Allianz AG Holding ...............        150         270,016
Apcoa Parking AG .................        800          85,781
Bayer AG .........................      4,500         182,626
B.U.S. Berzelius
 Umwelt-Service AG ...............     24,850         306,830
Daimler-Benz AG* .................      2,000         137,120

                                       36

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Deutsche Bank AG .................      3,250      $  151,644
Deutsche Telekom AG (ADR)*  ......     50,000       1,018,750
Dresdner Bank AG .................      2,850          85,196
Kiekert AG .......................      1,000          28,789
Linde AG .........................         50          30,381
Lufthansa AG .....................      2,000          27,008
Pfeiffer Vacuum Technology (ADR)*      10,000         180,000
RWE AG ...........................      1,850          77,424
SAP AG ...........................        500          68,397
Schering AG ......................        400          33,767
SGL Carbon AG+ ...................      6,900         870,345
Siemens AG .......................      2,500         116,032
SKW Trostberg AG .................      5,000         135,885
Thyssen AG .......................        150          26,602
Turbon International AG ..........      4,500         116,974
Veba AG ..........................      5,150         296,189
Viag AG ..........................        150          58,731
                                                ---------------
 TOTAL GERMANY (3.0%) ............                  4,563,780
                                                ---------------
GREECE (0.2%)
Hellenic Telecommunication
 Organization S.A. ...............     14,070         242,313
                                                ---------------
HONG KONG
Aeon Credit Service Co. ..........    924,000         295,675
Associated International Hotels  .     10,000           7,499
Cheung Kong Holdings .............     50,000         444,437
China Apollo Holdings Ltd.  ......    700,000          73,308
China Travel International
 Investment Hong Kong Ltd.*  .....    700,000         309,975
First Sign International
 Holdings Ltd. ...................    600,000         191,997
Hang Seng Bank ...................      5,000          60,767
HSBC Holdings PLC (H.K.$) ........     14,200         303,846
Hutchison Whampoa ................     12,000          94,253
Jardine International
 Holdings Ltd. ...................     32,000          42,821
JCG Holdings .....................    250,000         244,036
Television Broadcasts ............     37,000         147,818
                                                ---------------
 TOTAL HONG KONG (1.5%) ..........                  2,216,432
                                                ---------------
INDONESIA
PT Bunas Finance Indonesia*  .....     93,000          98,434
PT Citatah* ......................    430,000         300,381
PT Indonesian Satellite (ADR)  ...     10,000         273,750
PT Kalbe Farma* ..................    350,000         400,085
PT Sekar Bumi ....................    510,000         323,878
                                                ---------------
 TOTAL INDONESIA (0.9%) ..........                  1,396,528
                                                ---------------
IRELAND
Crean (James) PLC--Units .........      5,000          15,681
Fyffes PLC .......................    600,000       1,118,886
Irish Continental Group ..........     20,000         150,032
Irish Life PLC ...................     50,000         229,711
Jurys Hotel Group PLC ............     62,000         289,046
                                                ---------------
 TOTAL IRELAND (1.2%) ............                  1,803,356
                                                ---------------
ISRAEL
Home Centers Ltd.* ...............     15,400          71,225
Tadiran Telecommunications Ltd.  .     20,000         447,500
                                                ---------------
 TOTAL ISRAEL (0.3%) .............                    518,725
                                                ---------------

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
ITALY
Assicurazioni Generali Spa  ......      5,500      $  104,244
Banca Commerciale Italiana Spa  ..     10,000          18,195
Danieli & Co.* ...................     24,800         204,368
Editorale La Repubblica Spa*  ....     40,000          55,509
ENI Spa ..........................     30,000         153,968
ENI Spa (ADR) ....................      6,000         309,750
Fiat Spa .........................     20,000          60,519
Istituto Bancario San Paolo di
 Torino ..........................      5,000          30,655
Istituto Mobilare Italiano  ......      2,500          21,426
Istituto Naz Delle Assicurazioni       22,500          29,310
Mediaset Spa* ....................    260,000       1,199,836
Mediolanum Spa*+ .................     36,000         340,807
Rinascente .......................     10,000          58,014
Rinascente--Warrants* ............        500             221
Simint Spa* ......................    100,000         372,477
Telecom Italia Mobile Spa ........     40,000         101,129
Telecom Italia Spa ...............      5,000          12,987
Unicem Spa* ......................     16,000         104,425
                                                ---------------
 TOTAL ITALY (2.1%) ..............                  3,177,840
                                                ---------------
JAPAN
Ajinomoto Co., Inc. ..............      3,000          30,567
Akita Bank .......................     20,000         124,342
Asahi Bank Ltd. ..................     40,000         355,755
Asahi Chemical Industry Co.  .....      6,000          33,987
Asahi Diamond Industry Co. Ltd.  .     22,000         199,465
Asahi Glass Co. Ltd. .............     16,000         150,591
Asatsu, Inc. .....................     14,000         444,867
Bank of Tokyo-Mitsubishi Bank  ...     48,000         891,115
Bridgestone Corp. ................      4,000          75,987
Bridgestone Metalpha Corp.  ......     12,000         102,582
Canon, Inc. ......................     10,000         221,052
Capcom Co. Ltd. ..................      8,000         163,716
Chubu Sekiwa Real Estate .........      5,000          64,330
Credit Saison Co. ................     44,000         984,026
Daibiru Corp. ....................     21,000         194,025
Dai-Ichi Corp. ...................      6,000         121,233
Dai-Ichi Kangyo Bank .............     12,000         173,042
Daimon Co. Ltd. ..................      9,000         144,547
Dainippon Ink & Chemical, Inc.  ..     27,000         100,017
Dainippon Printing Co. Ltd.  .....      3,000          52,586
Daiseki Co. Ltd. .................      6,000         142,993
Daiwa House Industry Co. .........      2,000          25,732
DDI Corp. ........................         80         529,143
Doshisha Co. .....................      4,000          65,625
Eiden Sakakiya Co. Ltd. ..........     18,000         181,850
Enix Corp.* ......................      9,400         212,659
Enshu* ...........................     42,000         126,207
Familymart Co. ...................      3,500         139,927
Fanuc Co. ........................        900          28,832
FCC Co. Ltd. .....................     10,000         271,997
Fuji Bank Ltd. ...................     11,000         160,522
Fuji Photo Film Co. ..............      1,000          32,985
Fuji Soft Corp. ..................      7,600         232,312
Fujikura Ltd. ....................     48,000         384,630
Fujimi, Inc. .....................      5,500         296,347
Hachijuni Bank ...................      9,000          85,485
Hankyu Corp. .....................     25,000         124,126

                                       37

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Hirose Electric Co. Ltd. .........     11,000       $637,337
Hitachi Ltd. .....................     16,000        149,210
Hitachi Metals Ltd. ..............     28,000        222,675
Hitachi Plant Engineering &
 Construction Co. ................     24,000        142,164
Hokushin .........................        600          4,072
Homac Corp. ......................      7,500        135,999
Home Wide Corp., Inc. ............     15,000        134,703
Honda Motor Corp. ................     22,000        628,789
Hoya Corp. .......................     20,000        785,770
Industrial Bank of Japan .........      9,720        168,700
Isetan & Co. .....................     46,000        595,803
Ishihara Sangyo Ltd.* ............    100,000        241,775
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............     60,000        266,816
Isuzu Motors Ltd. ................     40,000        177,878
Ito Yokado Co. Ltd. ..............      2,000         87,039
Japan Airport Terminal Co.  ......     32,200        394,819
Japan Industrial Land Development       8,000        151,973
Kajima Corp. .....................     16,000        114,394
Kaneshita Construction Co.  ......      6,000         56,990
KAO Corp. ........................      3,000         34,971
Kawasaki Heavy Industries ........    150,000        620,413
Kawasaki Kisen* ..................     20,000         45,592
Kawasaki Steel ...................     13,000         37,380
Keyence Corp. ....................      4,000        493,912
Kikuchi Co. Ltd. .................     14,000        181,331
King Co.* ........................     38,000        170,952
Kinki Nippon Railroad Co. ........      7,000         43,701
Kirin Brewery Co. ................      4,000         39,375
Koa Fire & Marine ................     22,000        106,761
Komatsu Ltd. .....................      4,000         32,812
Kubota Corp. .....................      6,000         28,961
Mabuchi Motor Co. ................     10,000        503,411
Makino Milling Machine Co.  ......     30,000        191,434
Mars Engineering Corp.* ..........      6,000        152,837
Matsuda Sangyo Co. Ltd. ..........      8,000        206,545
Matsushita Electric
 Industrial Co. ..................     11,000        179,518
Matsuyadenki Co. Industries  .....      6,000         56,472
Meitec Corp. .....................     39,000        744,236
Minebea Co. ......................     50,000        417,926
Ministop Co. Ltd. ................      4,700        114,852
Misawa Ceramic Corp. .............     34,000        184,958
Mitsubishi Chemical Corp. ........     50,000        161,903
Mitsubishi Corp. .................     44,000        455,919
Mitsubishi Estate Co. ............     46,000        472,671
Mitsubishi Heavy Industries Ltd.      100,000        794,405
Mitsubishi Materials Corp.  ......      6,000         24,247
Mitsubishi Trust & Banking Corp.       20,000        267,680
Mitsui Home Co. Ltd. .............     28,000        345,739
Mitsui & Co. .....................      6,000         48,700
Murata Manufacturing Co. Ltd.  ...      1,000         33,244
Namco Ltd. .......................     20,000        613,073
Namura Shipbuilding Co. ..........     26,000         85,312
Nanno Construction Co. Ltd.  .....     15,000         89,371
NEC Corp. ........................      6,000         72,533
NGK Spark Plug Co. ...............     32,000        350,920
Nichiei Co. Ltd. .................     12,000        881,789
Nichiha Corp. ....................     38,000        672,653

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Nintendo Co. .....................     12,000       $858,993
Nippon Denwa Shisetsu* ...........     30,000        277,178
Nippon Electric Glass ............     20,000        307,400
Nippon Express Co. Ltd. ..........      5,000         34,280
Nippon Kanzai Co. ................      1,000         25,905
Nippon Paper Industries Co.  .....     18,000         83,931
Nippon Steel Corp. ...............     27,000         79,734
Nippon Television Network Corp.  .      2,860        864,347
Nippon Yusen K.K. ................      4,000         18,099
Nippondenso Co. Ltd. .............      4,000         96,365
Nireco ...........................     15,000        170,970
Nissen Corp. Ltd. ................      2,300         16,087
Nitta Corp. ......................     27,000        338,054
Nitto Kohki Co. Ltd. .............     15,000        537,518
Nomura Securities Co. ............      8,000        120,197
Noritsu Koki Co. Ltd. ............     18,000        847,077
Ohmoto Gumi Co. Ltd. .............     11,000        157,672
Oie Sangyo Co. Ltd. ..............     12,000        155,427
Oji Paper Co. Ltd. ...............     14,000         88,611
Omron Corp. ......................     44,000        828,253
Oriental Construction Co. ........     11,000        141,525
Paris Miki, Inc. .................     13,500        487,264
Promise Co. Ltd. .................      9,000        442,967
PS Corp. .........................     18,900        316,605
Renown, Inc.* ....................     70,000        186,771
Ricoh Elemex Corp. ...............      8,000        111,907
Rohm Co. Ltd. ....................      7,000        459,373
Rohto Pharmaceutical Co. .........     33,000        319,143
Royal Ltd. .......................     12,000        274,588
Santen Pharmaceutical Co. ........     34,000        704,602
Sanyo Chemicals ..................     20,000        153,700
Sanyo Electric Co. Ltd. ..........     60,000        248,683
Sanyo Engineering & Construction,
 Inc. ............................     27,000        240,135
Sanyo Pax Co. Ltd. ...............     23,000        399,188
Sanyo Shinpan Finance Co. Ltd.  ..      6,000        375,615
Sato Corp. .......................     26,000        507,383
Sekisui Chemical Co. Ltd. ........     22,000        222,261
Sekisui House Ltd. ...............      3,000         30,567
Seven-Eleven Japan Ltd. ..........      7,000        409,809
Shaddy Co. Ltd. ..................      2,000         31,949
Sharp Corp. ......................     12,000        170,970
Shimizu Corp. ....................      3,000         22,407
Shin-Etsu Chemical Ltd. ..........      5,000         91,097
Shiseido Co. .....................     32,000        370,262
Shizuoka Bank ....................     30,000        318,625
Sho Bond Construction ............     28,000        754,339
SMC Corp. ........................     10,000        672,653
Sodick Co.* ......................     78,000        646,576
Sony Corp. .......................      1,000         65,538
Suido Kiko Kaisha ................      8,000         56,645
Sumitomo Bank Ltd. ...............     12,000        173,042
Sumitomo Chemical Co. Ltd.  ......      7,000         27,744
Sumitomo Forestry Co. ............      6,000         73,051
Sumitomo Metal Industries ........    200,000        492,185
Taisei Corp. .....................      4,000         20,724
Taisho Pharmaceutical Co. ........     22,000        518,608
Takara Printing Co. ..............     19,000        154,218
Takeda Chemical Industries  ......      8,000        167,861
Takefuji Corp.* ..................      4,000        288,403
Takihyo Co. Ltd. .................     21,000        253,864

                                       38

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
TDK Corp. ........................      8,000      $   521,544
Toda Construction ................     18,000          136,776
Toei Co. .........................     50,000          322,079
Toho Bank ........................     15,000           90,925
Tokio Marine & Fire
 Insurance Co. ...................      6,000           56,472
Tokyo Broadcasting System ........     41,000          626,630
Tokyo Electric Power Co., Inc.  ..      7,000          153,527
Tokyo Electron ...................     10,000          306,537
Tokyu Corp. ......................      5,000           28,409
Toray Industries, Inc. ...........      6,000           37,043
Toso Co. Ltd. ....................     16,000          248,683
Tostem Corp. .....................      1,000           27,631
Toyoda Gosei* ....................     20,000          138,675
Toyota Motor Corp. ...............     11,000          316,294
Warabeya Nichiyo Co. Ltd.*  ......     12,000          102,582
Wesco, Inc. ......................      5,200           65,107
Xebio Co. ........................      6,000          178,741
Yamaichi Securities ..............     40,000          177,878
Yamanouchi Pharmaceutical ........     32,000          657,629
Yamato Transport .................     65,000          673,516
Yaskawa Electric Corp.* ..........     48,000          166,618
Yokogawa Electric Corp. ..........    106,000          915,290
                                                ---------------
 TOTAL JAPAN (30.3%) .............                  45,982,150
                                                ---------------
MALAYSIA
Guinness Anchor BHD ..............     30,000           73,649
Hong Leong Bank BHD ..............     50,000          174,223
IOI Corp. BHD ....................    250,000          384,082
Kim Hin Industry BHD .............    100,000          167,888
Lingkaran Trans Kota Holdings
 BHD*+ ...........................    152,000          312,968
Malayan Banking Berhad ...........     24,000          266,086
Mancon BHD* ......................     76,666          233,747
Metacorp Berhard .................    120,000          306,474
Pacific & Orient BHD .............     80,000          193,229
Resorts World BHD ................     20,000           91,071
RJ Reynolds BHD ..................    200,000          542,467
Sap Holdings* ....................     60,000          287,468
Sime Darby BHD ...................    150,000          590,972
Sriwani Holdings BHD .............    180,000          484,657
Star Publications BHD ............     30,000          118,194
                                                ---------------
 TOTAL MALAYSIA (2.8%) ...........                   4,227,175
                                                ---------------
MEXICO
Elamex S.A. de C.V.* .............     33,300          320,513
Grupo Elektra S.A. de C.V.*  .....     60,000          471,799
Panamerican Beverages ............      5,000          234,375
                                                ---------------
 TOTAL MEXICO (0.7%) .............                   1,026,687
                                                ---------------
NETHERLANDS
ABN Amro Holdings ................      1,456           94,672
Aegon N.V. .......................      8,000          509,531
Akzo Nobel N.V. ..................        330           45,053
AMEV N.V. ........................     10,000          349,984
Content Beheer N.V.*+ ............     30,000        1,145,403
Elsevier N.V. ....................     17,310          292,397
Goudsmit (Eduard) N.V.* ..........      6,000          534,521
Gucci Group N.V. .................      5,000          319,375
Heineken N.V. ....................        233           41,218
Hunter Douglas N.V. ..............      3,000          202,181
IHC Caland N.V. ..................      4,000          228,386
ING Groep N.V. ...................      3,392          122,050

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
KLM ..............................      2,000      $    56,229
Kon. PTT Nederland+ ..............     25,000          953,056
Koninklijke Nedlloyd Groep N.V.  .     20,000          548,405
Nutrica Verenigde Bedrijven N.V.+       1,000          151,853
Royal Dutch Petroleum Co. ........      2,487          435,781
Toolex Alpha N.V.* ...............     15,000          159,375
Unilever N.V. CVA ................        742          131,175
Vendex International N.V. ........      3,600          153,901
Ver Ned Uitgeversbedr
 Ver Bezit N.V. ..................      5,000          104,417
                                                ---------------
 TOTAL NETHERLANDS (4.3%) ........                   6,578,963
                                                ---------------
NEW ZEALAND
Lion Nathan Ltd. .................     15,000           35,948
Tourism Holdings Ltd. ............     15,000           28,631
Warehouse Group Ltd.* ............    120,000          288,436
                                                ---------------
 TOTAL NEW ZEALAND (0.2%) ........                     353,015
                                                ---------------
NORWAY
Alvern Norway ASA* ...............    110,000        1,468,453
Hafslund Nycomed ASA
 (B Shares) ......................      5,000           34,316
Merkantildata A/S ................      1,000           18,375
Norsk Hydro AS ...................      1,100           59,602
Nycomed ASA (B Shares)* ..........      5,000           76,956
Seatex Garex ASA* ................    100,000          543,406
Tomra Systems ....................     58,000          906,357
Union Bank of Norway .............     12,000          376,929
                                                ---------------
 TOTAL NORWAY (2.3%) .............                   3,484,394
                                                ---------------
PANAMA (0.3%)
Banco Latinoamericano de
 Exportaciones, S.A. (E Shares)  .     10,000          507,500
                                                ---------------
PERU
Banco Wiese Limitado (ADR)  ......     10,000           58,750
Telefonica del Peru S.A. (ADR)  ..     60,000        1,132,500
                                                ---------------
 TOTAL PERU (0.8%) ...............                   1,191,250
                                                ---------------
PORTUGAL
Banco Comercial Portugues SA  ....     32,700          431,420
Telecel-Comunicacoes
 Pessoai SA* .....................     15,000          958,044
                                                ---------------
 TOTAL PORTUGAL (0.9%) ...........                   1,389,464
                                                ---------------
SINGAPORE
City Developments Ltd. ...........     65,000          585,293
Comfort Group Ltd. ...............     18,000           15,951
Fraser & Neave ...................     50,000          514,543
GP Batteries International Ltd. ..     30,000           99,600
GP Batteries International Ltd.+ .    110,000          365,200
Great Eastern Life
 Assurance Co.* ..................      7,000          120,560
Overseas Union Bank Ltd. .........     20,000          154,363
Singapore Airlines Ltd. ..........     20,000          181,519
SM Summit Holdings Ltd.* .........     30,000           10,076
                                                ---------------
 TOTAL SINGAPORE (1.4%) ..........                   2,047,105
                                                ---------------
SOUTH KOREA
Korea Electric Power (ADR)  ......     10,000          205,000
Korea Mobile Telecommunications
 Corp. (ADR) .....................     63,860          822,198
                                                ---------------
 TOTAL SOUTH KOREA (0.7%) ........                   1,027,198
                                                ---------------

                                       39

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
SPAIN
Banco Bilbao Vizcaya SA ..........      1,627      $   87,916
Banco de Valencia ................     30,000         586,224
Banco Popular ....................        200          39,313
Banco Santander SA ...............      1,156          74,050
Centros Comerciales Pryca SA  ....      3,000          63,594
Construcciones Auxiliar Ferro  ...        500          18,963
Corporacion Mapfre Cia
 Inter SA ........................     10,000         609,735
Cubiertas Y Mzov SA ..............      2,000         154,168
El Aguila SA* ....................     19,000          91,244
Empresa Nacional de
 Celulosa SA* ....................      5,000          59,933
Endesa ...........................      1,122          79,915
Gas Y Electridad SA (Series 2)  ..     16,000       1,023,676
General de Aguas d'Barcelona  ....      6,000         249,752
Hidroelectrica del Cantabrico  ...     10,000         381,951
Iberdrola II .....................     10,000         141,835
Iberdrola SA .....................     25,668         364,061
Portland Valderrivas SA* .........      5,424         365,423
Prosegur Compania
 Seguridad SA ....................      4,315          39,914
Repsol SA ........................      4,392         168,599
Tabacalera SA ....................     10,000         430,900
Telefonica de Espana SA ..........     12,358         287,210
Viscofan Envoltura ...............      2,500          36,615
                                                ---------------
 TOTAL SPAIN (3.5%) ..............                  5,354,991
                                                ---------------
SWEDEN
Astra AB (A Shares) ..............      2,900         143,316
Autoliv AB .......................      3,000         131,541
BT Industries AB+ ................     10,000         186,239
Dahl International AB*+ ..........     33,000         694,437
Ericsson (L.M.) Telephone Co.
 (Series B) ......................      6,400         198,029
Kalmar Industries AB+ ............      4,000          61,591
Meda AB* .........................      8,100         153,229
NetCom Systems AB
 (B Shares)* .....................     26,400         427,793
Scandic Hotels AB*+ ..............     71,600       1,196,975
Sparbanken Sverige AB
 (A Shares) ......................     16,000         274,519
Swedish Match Co. AB* ............    200,000         703,896
                                                ---------------
 TOTAL SWEDEN (2.8%) .............                  4,171,565
                                                ---------------
SWITZERLAND
ABB AG ...........................        210         261,225
CS Holdings ......................      1,250         128,409
Nestle AG ........................        180         193,246
Novartis AG* .....................        528         604,725
Roche Holdings AG Genusscheine  ..         52         404,617
Schweizerische Bankgesellschaft  .        120         105,163
Schweizerische Ruckversicherungs
 Gesellschaft ....................        120         128,114
Tag Heuer International SA (ADR)*      30,200         486,975
                                                ---------------
 TOTAL SWITZERLAND (1.5%) ........                  2,312,474
                                                ---------------
THAILAND
CMIC Finance & Securities
 Co. Ltd. ........................     51,000          73,579
Nation Publishing Group
 Co. Ltd. ........................    130,000         380,176

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Nawarat Patanakarn Public Co.  ...     30,000      $   35,093
Siam Makro Public Co. Ltd.  ......     50,000         210,559
Thai Engine Manufacturing Public
 Co. Ltd.* .......................     70,000         543,165
                                                ---------------
 TOTAL THAILAND (0.8%) ...........                  1,242,572
                                                ---------------
UNITED KINGDOM
Barclays Bank ....................     20,000         342,791
Bass Breweries ...................      5,132          72,179
BAT Industries ...................     60,000         497,998
BOC Group Co. PLC ................      2,591          38,772
Boots Co. PLC ....................      5,806          59,926
BPB PLC ..........................     70,000         459,882
British Aerospace ................      2,120          46,487
British Airport Author PLC  ......    100,000         833,423
British Airways ..................     38,000         394,167
British Energy PLC* ..............    251,400         633,090
British Gas ......................     25,021          96,229
British Petroleum Co. PLC ........     29,367         352,412
British Sky Broadcasting
 Group PLC .......................      8,097          72,406
British Steel ....................     20,000          54,991
British Telecommunications  ......     35,150         237,550
BTR PLC ..........................     21,470         104,456
Cable & Wireless .................     12,409         103,207
Cadbury Schweppes PLC ............      5,961          50,293
Carlton Communications PLC  ......     20,000         176,278
Commercial Union PLC .............      2,801          32,797
Cordiant PLC* ....................    170,000         299,964
Dixons Group PLC* ................    120,000       1,115,228
Filtronic Comtek PLC .............    180,000       1,137,841
General Accident .................      2,904          38,132
General Electric Co. PLC .........     13,890          90,897
GKN PLC ..........................      2,089          35,822
Glaxo Wellcome PLC ...............     23,220         377,097
Granada Group PLC ................      3,225          47,596
Grand Metropolitan ...............     24,736         194,502
Great Universal Stores ...........      3,970          41,622
Guinness PLC .....................     80,571         631,470
Hanson PLC .......................     44,569          62,226
Harvey Nichols Group PLC*+  ......     70,000         411,315
House of Fraser PLC ..............    150,000         394,441
HSBC Holdings PLC ................     10,000         217,906
Imperial Chemical Industries  ....      3,109          40,931
Imperial Tobacco PLC* ............     49,999         322,913
Invesco ..........................    100,000         444,549
Invesco Funding LLC* .............     20,000          88,910
Kingfisher PLC ...................      4,084          44,182
Land Securities PLC ..............      3,207          40,875
Legal & General Group PLC ........      7,475          47,636
Lloyds TSB Group PLC .............     34,379         253,542
Marks & Spencer ..................     17,109         143,909
McBride PLC ......................     20,000          46,596
Millennium Chemicals, Inc.*  .....        636          11,289
Mirror Group Newspapers PLC  .....     40,000         147,669
Misys PLC ........................     12,000         229,521
National Grid Group PLC ..........    280,754         940,276
National Power PLC ...............    100,000         837,706
Peninsular & Oriental Steam
 Navigation Co. ..................      3,314          33,496
Powerscreen International ........     40,000         387,161
Prudential Corp. .................      8,019          67,519

                               40

THE HUDSON RIVER TRUST
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Rank Organisation PLC ............     12,574     $     93,809
Reed International ...............     13,000          245,307
Rentokil Group PLC ...............     70,000          526,436
Reuters Holdings .................      7,496           96,503
RTZ Corp. ........................      5,510           88,398
Safeway PLC ......................      6,932           47,976
Scottish Power PLC ...............      5,263           31,736
Smith & Nephew PLC* ..............    100,000          310,071
Smithkline Beecham PLC ...........     40,000          554,702
Tate & Lyle PLC ..................     12,000           97,441
Tesco PLC ........................     12,625           76,671
Thistle Hotels PLC* ..............     94,000          292,272
Thorn PLC* .......................    120,000          517,014
Tomkins PLC ......................     25,000          114,992
Unilever .........................      4,907          119,074
United Utilities PLC .............      2,901           30,862
Vodafone Group ...................    150,000          633,419
WPP Group PLC ....................     60,000          261,076
Zeneca Group PLC .................     10,336          291,716
                                                ---------------
 TOTAL UNITED KINGDOM (12.1%)  ...                  18,313,548
                                                ---------------
TOTAL COMMON STOCKS
 AND OTHER INVESTMENTS (86.4%)
 (Cost $126,187,152) .............                 131,221,130
                                                ---------------
PREFERRED STOCKS:
GERMANY
Fielmann AG ......................      9,000          283,663
Fresenius AG* ....................      2,000          415,258
                                                ---------------
 TOTAL GERMANY (0.5%) ............                     698,921
                                                ---------------
FINLAND (0.0%)
Nokia Oy Cum .....................      1,400           81,250
                                                ---------------
TOTAL PREFERRED STOCKS (0.5%)
 (Cost $868,953) .................                     780,171
                                                ---------------

------------------------------------------------------------
                                   PRINCIPAL        VALUE
                                    AMOUNT        (NOTE 1)
------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
SPAIN (0.0%)
Corporacion Mapfre
 8.5% Conv., 02/27/99 .......Peseta 2,520,000    $    19,425
                                               -------------

TOTAL LONG-TERM DEBT SECURITIES (0.0%)
 (Amortized Cost $20,681) ....................        19,425
                                               -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan
 Mortgage Corp.
 5.7%, due 01/02/97 ...........   $12,300,000     12,298,053
Federal National Mortgage
 Association
 5.45%, due 02/13/97 ..........     5,000,000      5,000,000
                                               -------------
 TOTAL U.S. GOVERNMENT
  AGENCIES (11.4%) ............                   17,298,053
                                               -------------
TOTAL SHORT-TERM DEBT SECURITIES (11.4%)
 (Amortized Cost $17,298,053) ................    17,298,053
                                               -------------
TOTAL INVESTMENTS (98.3%)
 (Cost/Amortized $144,374,839)                   149,318,779
OTHER ASSETS
 LESS LIABILITIES (1.7%)  .....                    2,588,056
                                               -------------
NET ASSETS (100.0%) ...........                 $151,906,835
                                               =============

------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Equity Investments
Basic Materials ...................................     4.2%
Business Services .................................    10.8
Capital Goods .....................................    13.2
Consumer Cyclicals ................................    21.0
Consumer Non-Cyclicals ............................    13.2
Credit Sensitive ..................................    21.7
Energy ............................................     4.1
Technology ........................................    10.0
Diversified .......................................     1.8
                                                     ------
                                                      100.0%
                                                     ======

--------------
*   Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $10,905,470 or 7.2% of net assets.

    Glossary:

    ADR--American Depository Receipt
    GDS--Global Depository Share

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS AND WARRANTS:
BASIC MATERIALS
METALS & MINING (2.0%)
Cyprus Amax Minerals Co. ........     907,300   $   21,208,138
Kaiser Aluminum Corp.* ..........     780,900        9,077,962
Titanium Metals Corp.* ..........   1,392,200       45,768,575
                                                 --------------
                                                    76,054,675
                                                 --------------
CHEMICALS--SPECIALTY (4.4%)
Crompton & Knowles Corp. ........   3,404,400       65,534,700
Cytec Industries, Inc.* .........   2,087,500       84,804,688
IDEXX Laboratories, Inc.*  ......     549,700       19,789,200
                                                 --------------
                                                   170,128,588
                                                 --------------
STEEL (2.2%)
AK Steel Holding Corp.++ ........   1,326,300       52,554,637
Worthington Industries, Inc.  ...   1,949,700       35,338,313
                                                 --------------
                                                    87,892,950
                                                 --------------
 TOTAL BASIC MATERIALS (8.6%)  ..                  334,076,213
                                                 --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (6.7%)
Philip Environmental, Inc.*  ....   1,625,000       23,562,500
Republic Industries, Inc.*  .....   2,694,000       84,019,125
USA Waste Services, Inc.*  ......   3,421,900      109,073,062
Wheelabrator Technologies, Inc.     2,597,800       42,214,250
                                                 --------------
                                                   258,868,937
                                                 --------------
PRINTING, PUBLISHING &
 BROADCASTING (4.0%)
Comcast Corp. (Class A) SPL  ....   5,147,100       91,682,719
Evergreen Media Corp.
 (Class A) *++ ..................   2,511,300       62,782,500
                                                 --------------
                                                   154,465,219
                                                 --------------
TRUCKING, SHIPPING (1.5%)
Xtra Corp.++ ....................   1,376,400       59,701,350
                                                 --------------
 TOTAL BUSINESS SERVICES (12.2%)                   473,035,506
                                                 --------------
CONSUMER CYCLICALS
AIRLINES (3.9%)
America West Airlines, Inc.
 (Class B)* .....................   2,056,800       32,651,700
Continental Airlines, Inc.
 (Class B)* .....................   1,684,500       47,587,125
Delta Air Lines, Inc. ...........     569,700       40,377,488
Northwest Airlines Corp.
 (Class A)* .....................     788,700       30,857,888
                                                 --------------
                                                   151,474,201
                                                 --------------
APPAREL, TEXTILE (8.5%)
Tommy Hilfiger Corp.* ...........   1,127,300       54,110,400
Mohawk Industries, Inc.* ........   1,230,400       27,068,800
Nine West Group, Inc.*++ ........   3,112,800      144,356,100
Polymer Group, Inc.*++ ..........   2,534,600       35,167,575
Shaw Industries, Inc. ...........   2,542,100       29,869,675
UNIFI, Inc. .....................   1,223,900       39,317,787
                                                 --------------
                                                   329,890,337
                                                 --------------
FOOD SERVICES, LODGING (6.4%)
Choice Hotels International,
 Inc.* ..........................   1,742,400       30,709,800
Doubletree Corp.* ...............     590,700       26,581,500
Extended Stay America, Inc.*  ...   1,573,600       31,668,700

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Host Marriott Corp.* ............   7,650,400   $  122,406,400
La Quinta Motor Inns, Inc.  .....     649,300       12,417,862
Studio Plus Hotels, Inc.*  ......     478,600        7,537,950
Suburban Lodges of America*++  ..     942,400       15,078,400
                                                 --------------
                                                   246,400,612
                                                 --------------
HOUSEHOLD FURNITURE,
 APPLIANCES (2.1%)
Industrie Natuzzi (ADR) .........   2,169,800       49,905,400
Sunbeam Corp. ...................   1,175,800       30,276,850
                                                 --------------
                                                    80,182,250
                                                 --------------
LEISURE RELATED (5.6%)
Electronic Arts* ................     762,000       22,812,375
Harman International Industries,
 Inc. ++ ........................   1,497,200       83,281,750
Hasbro, Inc. ....................   1,938,600       75,363,075
ITT Corp.* ......................     814,500       35,328,938
                                                 --------------
                                                   216,786,138
                                                 --------------
RETAIL--GENERAL (3.1%)
AutoZone, Inc.* .................   1,460,200       40,155,500
Circuit City Stores, Inc.  ......   2,166,900       65,277,862
Pep Boys Manny Moe & Jack  ......     515,800       15,860,850
                                                 --------------
                                                   121,294,212
                                                 --------------
 TOTAL CONSUMER CYCLICALS (29.6%)                1,146,027,750
                                                 --------------
CONSUMER NONCYCLICALS
DRUGS (3.8%)
Biogen, Inc.* ...................   1,651,000       63,976,250
Centocor, Inc.* .................   1,847,400       66,044,550
MedImmune, Inc.* ................   1,012,100       17,205,700
                                                 --------------
                                                   147,226,500
                                                 --------------
HOSPITAL SUPPLIES & SERVICES (7.9%)
Healthsouth Corp.* ..............   3,124,375      120,678,984
Health Management Associates,
 Inc. (Class A)* ................   1,510,900       33,995,250
Manor Care, Inc. ................   1,742,400       47,044,800
Saint Jude Medical, Inc.*  ......   2,436,350      103,849,419
                                                 --------------
                                                   305,568,453
                                                 --------------
SOAPS & TOILETRIES (1.8%)
Dial Corp. ......................   2,653,800       39,143,550
Estee Lauder Cos. (Class A)  ....     587,000       29,863,625
                                                 --------------
                                                    69,007,175
                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (13.5%)               521,802,128
                                                 --------------
CREDIT SENSITIVE
FINANCIAL SERVICES (1.0%)
Aames Financial Corp.++ .........   1,112,400       39,907,350
                                                 --------------
INSURANCE (3.1%)
CNA Financial Corp.* ............   1,133,100      121,241,700
                                                 --------------
UTILITY--TELEPHONE (2.8%)
Telephone & Data Systems, Inc.++    2,883,000      104,508,750
                                                 --------------
 TOTAL CREDIT SENSITIVE (6.9%)  .                  265,657,800
                                                 --------------
ENERGY
OIL--DOMESTIC (4.8%)
Oryx Energy Co.* ................   2,098,400       51,935,400
Ultramar Diamond Shamrock Corp.
 ++ .............................   4,184,622      132,338,671
                                                 --------------
                                                   184,274,071
                                                 --------------

                                       42

THE HUDSON RIVER TRUST
AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
OIL--SUPPLIES & CONSTRUCTION (4.6%)
Diamond Offshore Drilling, Inc.*    1,609,184   $   91,723,488
Rowan Cos., Inc.* ...............   3,785,500       85,646,937
                                                 --------------
                                                   177,370,425
                                                 --------------
 TOTAL ENERGY (9.4%) ............                  361,644,496
                                                 --------------
TECHNOLOGY
ELECTRONICS (3.0%)
American Power Conversion Corp.*      178,000        4,850,500
DT Industries, Inc. ++ ..........     581,900       20,366,500
Pairgain Technologies, Inc.*  ...     183,400        5,582,238
Parametric Technology Corp.*  ...   1,351,600       69,438,450
Xylan Corp.* ....................     534,100       15,088,325
                                                 --------------
                                                   115,326,013
                                                 --------------
OFFICE EQUIPMENT (2.0%)
Read-Rite Corp.* ................     876,100       22,121,525
Storage Technology Corp.*  ......     739,800       35,232,975
Symantec Corp.* .................   1,490,600       21,613,700
                                                 --------------
                                                    78,968,200
                                                 --------------
OFFICE EQUIPMENT SERVICES (4.1%)
Baan Co. N.V.* ..................     890,000       30,927,500
Fore Systems, Inc.* .............   1,112,500       36,573,438
Informix Corp.* .................   1,411,300       28,755,237
Premisys Communications, Inc.*  .     872,500       29,446,875
Sterling Commerce, Inc.* ........     893,448       31,494,042
                                                 --------------
                                                   157,197,092
                                                 --------------
TELECOMMUNICATIONS (4.7%)
American Satellite
 Network--Warrants* .............      49,450                0
Andrew Corp.* ...................     701,200       37,207,425
Glenayre Technologies, Inc.*  ...   1,297,400       27,975,188
Millicom International Cellular
 S.A.* ..........................   1,314,415       42,225,582
Tellabs, Inc.* ..................     648,400       24,396,050
United States Cellular Corp.*  ..   1,033,100       28,797,662
Vanguard Cellular Systems, Inc.
 (Class A)* .....................   1,132,450       17,836,087
                                                 --------------
                                                   178,437,994
                                                 --------------
 TOTAL TECHNOLOGY (13.8%)  ......                  529,929,299
                                                 --------------
TOTAL COMMON STOCKS
 AND WARRANTS (94.0%)
 (Cost $3,138,615,856) ..........                3,632,173,192
                                                 --------------

----------------------------------------------------------------
                                   PRINCIPAL           VALUE
                                    AMOUNT            (NOTE 1)
----------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCES
Bank of Tokyo
 5.52%, due 02/10/97 ..........   $14,000,000      $ 13,914,133
Canadian Imperial Bank of
 Commerce
 5.38%, due 03/27/97 ..........    12,000,000        11,850,400
Industrial Bank of Japan-L.A.
 5.73%, due 01/16/97 ..........    10,000,000         9,976,125
                                               -----------------
 TOTAL BANKERS' ACCEPTANCES (0.9%)                   35,740,658
                                               -----------------
CERTIFICATES OF DEPOSIT
Canadian Imperial Bank of
 Commerce
 5.44%, due 03/31/97 ..........    25,000,000        25,009,103
Sumitomo Bank Ltd.
 5.51%, due 01/13/97 ..........     5,000,000         4,999,736
                                               -----------------
 TOTAL CERTIFICATES OF DEPOSIT (0.8%)                30,008,839
                                               -----------------
COMMERCIAL PAPER
ASCC Commercial Paper
 5.33%, due 03/18/97 ..........    11,300,000        11,174,280
Centauri Corp.
 5.4%, due 02/06/97 ...........     9,000,000         8,951,400
Corporate Asset Securitization
 Australia
 5.55%, due 03/14/97 ..........     9,000,000         8,905,140
Dresdner U.S. Finance, Inc.
 5.31%, due 04/10/97 ..........     5,000,000         4,927,263
Eureka Corp.
 5.42%, due 02/19/97 ..........    10,000,000         9,926,228
Gotham Funding Corp.
 5.45%, due 03/12/97 ..........    10,000,000         9,897,528
Jefferson Smurfit Corp.
 5.45%, due 03/04/97 ..........     4,000,000         3,963,696
Morgan Stanley Group, Inc.
 6.79%, due 01/02/97 ..........    77,000,000        76,985,477
Sigma Finance Corp.
 5.36%, due 04/28/97 ..........    10,000,000         9,829,050
                                               -----------------
 TOTAL COMMERCIAL PAPER (3.7%)                      144,560,062
                                               -----------------
TIME DEPOSITS
Canadian Imperial Bank of
 Commerce
 6.0%, due 01/02/97 ...........    14,000,000        14,000,000
Sumitomo Bank Ltd.
 6.5%, due 01/02/97 ...........    34,000,000        34,000,000
                                               -----------------
 TOTAL TIME DEPOSITS (1.2%)  ..                      48,000,000
                                               -----------------
TOTAL SHORT-TERM DEBT SECURITIES (6.6%)
 (Amortized Cost $258,282,887)                      258,309,559
                                               -----------------
TOTAL INVESTMENTS (100.6%)
 (Cost/Amortized Cost $3,396,898,743)              3,890,482,751
OTHER ASSETS
 LESS LIABILITIES (-0.6%)  ....                      (24,613,334)
                                               -----------------
NET ASSETS (100.0%) ...........                   $3,865,869,417
                                               =================

------------
*   Non-income producing.

++  Affiliated company as defined under the Investment Company Act of 1940 (see
    Note 6).

    Glossary:

    ADR--American Depository Receipt

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
COMMON STOCKS AND WARRANTS:
BASIC MATERIALS
CHEMICALS (0.3%)
Akzo Nobel N.V. .................     1,505       $  205,467
Bayer AG ........................     5,735          232,747
Freeport-McMoRan, Inc. ..........     7,500          240,938
Holliday Chemical Holdings PLC  .    23,700           49,939
Olin Corp. ......................     1,700           63,963
Toagosei Co. Ltd. ...............     5,000           17,701
UBE Industries Ltd. .............     9,000           25,490
                                               --------------
                                                     836,245
                                               --------------
CHEMICALS--SPECIALTY (0.1%)
Cytec Industries, Inc.* .........     4,000          162,500
NGK Insulators ..................     4,000           37,993
                                               --------------
                                                     200,493
                                               --------------
METALS & MINING (0.3%)
Mitsubishi Materials Corp.  .....     7,000           28,288
Nippon Light Metal Co. ..........     9,000           36,992
Pechiney SA (A Shares) ..........     1,446           60,588
Reynolds Metals Co. .............     9,300          524,288
Western Mining Corp. Ltd.  ......    11,494           72,449
                                               --------------
                                                     722,605
                                               --------------
PAPER (0.0%)
Fletcher Forestry Shares ........    14,000           23,457
UPM-Kymmene Oy ..................     3,510           73,679
                                               --------------
                                                      97,136
                                               --------------
STEEL (0.1%)
Nippon Steel Corp. ..............    24,000           70,875
Nisshin Steel Co. Ltd. ..........    44,000          118,158
NKK Corp.* ......................    28,000           63,103
Pohang Iron & Steel Co. Ltd.
 (ADR) ..........................     2,000           40,500
Tokyo Steel Manufacturing Co.
 Ltd. ...........................    11,000          156,721
Usinor Sacilor ..................     5,280           76,831
                                               --------------
                                                     526,188
                                               --------------
 TOTAL BASIC MATERIALS (0.8%)  ..                  2,382,667
                                               --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.6%)
Republic Industries, Inc.*  .....     5,500          171,531
USA Waste Services, Inc.*  ......    26,000          828,750
WMX Technologies, Inc. ..........    19,500          636,188
                                               --------------
                                                   1,636,469
                                               --------------
PRINTING, PUBLISHING &
 BROADCASTING (0.9%)
British Sky Broadcasting
 Group PLC ......................    12,200          109,097
Cablevision Systems Corp.
 (Class A)* .....................     6,000          183,750
Dainippon Printing Co. Ltd.  ....     6,000          105,172
Liberty Media Group (Class A)*  .     2,700           77,119
New York Times Co. ..............    14,500          551,000
Pearson PLC .....................     7,470           95,912
Reed International ..............     8,830          166,620
Reuters Holdings ................    14,000          180,235
Schibsted ASA ...................     1,780           32,848
Singapore Press Holdings ........     5,000           98,621

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
TCI Group (Class A)* ............    10,000       $  130,625
Television Broadcasts ...........    16,000           63,921
Time Warner, Inc. ...............     7,200          270,000
Viacom, Inc. (Class B)* .........    14,560          507,780
                                               --------------
                                                   2,572,700
                                               --------------
PROFESSIONAL SERVICES (0.3%)
Adecco SA .......................       189           47,444
Associated First Capital Corp.  .     7,500          330,938
Ceridian Corp.* .................    10,000          405,000
ISS International Service
 System A/S (Class B)* ..........     2,510           66,086
                                               --------------
                                                     849,468
                                               --------------
TRUCKING, SHIPPING (0.1%)
Autopistas Concesionaria
 Espanola .......................     4,260           58,780
Bergesen Dy AS (A Shares)  ......     5,380          131,812
Kamigumi Co. Ltd. ...............     6,000           39,375
Mayne Nickless Ltd. .............     6,000           41,014
Nippon Express Co. Ltd. .........    10,000           68,561
Toyo Kanetsu ....................     7,000           24,297
Unitor ASA* .....................       940           12,106
                                               --------------
                                                     375,945
                                               --------------
 TOTAL BUSINESS SERVICES (1.9%)                    5,434,582
                                               --------------
CAPITAL GOODS
AEROSPACE (0.5%)
Boeing Co. ......................     5,600          595,700
British Aerospace ...............     6,200          135,952
Coltec Industries, Inc.* ........    11,000          207,625
General Electric Co. PLC ........    18,400          120,410
Swire Pacific Ltd. (Class A)  ...     6,000           57,211
United Technologies Corp.  ......     4,800          316,800
                                               --------------
                                                   1,433,698
                                               --------------
BUILDING & CONSTRUCTION (0.3%)
 AMERICAN STANDARD
 COMPANIES, INC.*                     6,700          256,275
 BOUYGUES                             1,203          124,740
Daito Trust Construction Co.  ...     8,112           90,359
GTM Entrepose ...................     1,116           51,622
Maeda Road Construction Co.  ....     2,000           23,141
Matsushita Electric Works Ltd.  .     7,000           60,263
National House Industrial Co.  ..     7,000           93,084
Shimizu Corp. ...................     7,000           52,284
Wimpey (George) PLC .............    46,100           99,902
                                               --------------
                                                     851,670
                                               --------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.2%)
BPB PLC .........................     8,200           53,872
Hepworth PLC ....................     8,600           37,347
Louisiana Pacific Corp. .........     5,200          109,850
Martin Marietta Materials, Inc.       4,200           97,650
Rugby Group PLC .................    38,400           62,494
Stora Kopparbergs (Series B)  ...     7,950          108,422
                                               --------------
                                                     469,635
                                               --------------
ELECTRICAL EQUIPMENT (0.5%)
Alcatel Alsthom .................       320           25,706
General Electric Co. ............    13,700        1,354,588
Sumitomo Electric Industries  ...     7,000           97,919
                                               --------------
                                                   1,478,213
                                               --------------

                                       44

THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
MACHINERY (0.3%)
Amano Corp. .....................     8,000      $    85,657
Daifuku Co. .....................     7,000           88,247
Furukawa Co. Ltd. ...............    11,000           37,042
Ishikawajima Harima Heavy
 Industries Co. Ltd. ............     9,000           40,022
KSB AG ..........................       590           92,020
Legris Industries ...............     1,990           83,804
Mitsubishi Heavy Industries Ltd.     11,000           87,385
Schindler Holding AG* ...........        52           56,526
Siebe PLC .......................     7,150          132,531
TI Group PLC ....................    15,500          154,539
                                               --------------
                                                     857,773
                                               --------------
 TOTAL CAPITAL GOODS (1.8%)                        5,090,989
                                               --------------
CONSUMER CYCLICALS
AIRLINES (0.3%)
Delta Air Lines, Inc. ...........     1,100           77,963
Lufthansa AG ....................     7,000           94,528
Northwest Airlines Corp.
 (Class A)* .....................    11,800          461,675
Qantas Airways Ltd. .............     7,000           11,684
Singapore Airlines Ltd. .........     1,000            9,076
Swissair* .......................        60           48,547
                                               --------------
                                                     703,473
                                               --------------
APPAREL, TEXTILE (0.5%)
Cone Mills Corp.* ...............    12,000           94,500
Kuraray Co. Ltd. ................    10,000           92,393
Reebok International Ltd.  ......    31,250        1,312,500
                                               --------------
                                                   1,499,393
                                               --------------
AUTO RELATED (0.1%)
Asahi Glass Co. Ltd. ............    17,000          160,003
Magneti Marelli Spa* ............    26,250           32,621
Sumitomo Rubber
 Industries, Inc. ...............     6,000           44,711
                                               --------------
                                                     237,335
                                               --------------
AUTOS & TRUCKS (0.2%)
Bajaj Auto Ltd. (GDR) ...........     4,000          105,500
Honda Motor Corp. ...............     3,000           85,744
Toyota Motor Corp. ..............    13,000          373,802
Volkswagen AG* ..................       150           62,143
                                               --------------
                                                     627,189
                                               --------------
FOOD SERVICES, LODGING (0.5%)
Brinker International, Inc.*  ...    30,500          488,000
Compass Group PLC* ..............     9,500          100,495
Host Marriott Corp.* ............    16,200          259,200
John Q Hammons Hotels, Inc.
 (Class A)* .....................    15,000          127,500
La Quinta Motor Inns, Inc.  .....    27,900          533,588
                                               --------------
                                                   1,508,783
                                               --------------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.6%)
Electrolux B ....................       920           53,426
First Brands Corp. ..............    12,500          354,688
Matsushita Electric
 Industrial Co. .................    12,000          195,838
Sunbeam Corp. ...................    46,900        1,207,675
                                               --------------
                                                   1,811,627
                                               --------------

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
LEISURE RELATED (0.7%)
Carnival Corp. ..................     1,600      $    52,800
Disney (Walt) Co. ...............    15,166        1,055,933
ITT Corp.* ......................     7,300          316,638
Ladbroke Group PLC ..............    33,300          131,777
Learning Company, Inc.* .........     4,800           69,000
Rank Group PLC ..................    22,300          166,370
Resorts World BHD ...............    20,000           91,071
Salomon SA ......................       830           71,186
Shimano, Inc. ...................     3,000           51,032
                                               --------------
                                                   2,005,807
                                               --------------
PHOTO & OPTICAL (0.0%)
Fuji Photo Film Co. .............     1,000           32,985
                                               --------------
RETAIL--GENERAL (1.4%)
AutoZone, Inc.* .................    46,500        1,278,750
British Airport Author PLC  .....    17,700          147,516
CompUSA, Inc.* ..................    42,600          878,625
Dayton Hudson Corp. .............    17,300          679,025
Fingerhut Companies, Inc.  ......    12,000          147,000
Kingfisher PLC ..................     5,200           56,255
Kokuyo Co. ......................     3,000           74,087
Sainsbury (J) PLC ...............    22,800          151,547
Sears PLC .......................    64,700          105,295
Vendex International N.V.  ......     2,850          121,838
Woolworths Ltd. .................    55,026          132,524
                                               --------------
                                                   3,772,462
                                               --------------
 TOTAL CONSUMER CYCLICALS (4.3%)                  12,199,054
                                               --------------
CONSUMER NONCYCLICALS
BEVERAGES (0.5%)
Bass Breweries ..................     7,980          112,235
Cadbury Schweppes PLC ...........    14,900          125,712
Coca-Cola Amatil Ltd. ...........     7,048           75,348
Coca-Cola Co. ...................    18,000          947,250
Grand Metropolitan ..............    16,900          132,887
Kirin Brewery Co. ...............    11,000          108,281
Lion Nathan Ltd. ................    17,000           40,742
                                               --------------
                                                   1,542,455
                                               --------------
CONTAINERS (0.3%)
Crown Cork & Seal Co., Inc.  ....    12,000          652,500
Schmalbach Lubeca AG* ...........       540          132,649
                                               --------------
                                                     785,149
                                               --------------
DRUGS (2.5%)
Amgen, Inc.* ....................     9,200          500,250
Apothekers Cooperatie Opg-CV  ...       940           27,026
Astra AB (A Shares) .............     3,040          150,235
Biogen, Inc.* ...................    20,000          775,000
Centocor, Inc.* .................    23,800          850,850
Eisai Co. Ltd. ..................     4,000           78,750
Geltex Pharmaceuticals, Inc.*  ..     3,200           77,600
Glaxo Wellcome PLC ..............     8,940          145,187
Merck & Co., Inc. ...............    17,200        1,363,100
Novartis AG* ....................       330          377,953
Orion-Yhtymae Oy (B Shares)  ....     3,030          116,661
Pfizer, Inc. ....................    18,600        1,541,475
Revco D.S., Inc.* ...............     3,000          111,000
Sankyo Co. ......................     1,000           28,322
Santen Pharmaceutical Co.  ......     2,000           41,447

                                       45

THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
Smithkline Beecham PLC ..........     8,900       $  123,421
Taisho Pharmaceutical Co.  ......     4,000           94,292
Takeda Chemical Industries  .....     3,000           62,948
Warner-Lambert Co. ..............     6,500          487,500
Yamanouchi Pharmaceutical  ......     7,000          143,856
                                               --------------
                                                   7,096,873
                                               --------------
FOODS (0.7%)
Campbell Soup Co. ...............     9,170          735,893
CSM N.V.* .......................       450           24,991
House Foods Industry ............     2,000           32,294
Nabisco Holdings Corp.
 (Class A) ......................    19,770          768,559
Nestle AG .......................       186          199,688
Orkla A/S 'A' ...................       930           64,997
Suedzucker AG ...................       240          117,130
Viscofan Envoltura ..............     1,950           28,560
Yakult Honsha Co. ...............     6,000           62,171
Yamakazi Baking Co. .............     3,000           47,923
                                               --------------
                                                   2,082,206
                                               --------------
HOSPITAL SUPPLIES & SERVICES (1.1%)
Columbia/HCA Healthcare Corp.  ..    27,000        1,100,250
Medtronic, Inc. .................     9,600          652,800
Oxford Health Plans, Inc*  ......     4,900          286,956
Pacificare Health Systems, Inc.
 (Class B)* .....................     8,700          741,675
Steris Corp.* ...................     6,600          287,100
                                               --------------
                                                   3,068,781
                                               --------------
RETAIL--FOOD (0.2%)
Delhaize Freres .................       930           55,298
Ito Yokado Co. Ltd. .............     1,000           43,520
Kesko* ..........................     1,750           24,705
Seven-Eleven Japan Ltd. .........     5,000          292,721
Tesco PLC .......................     4,300           26,114
                                               --------------
                                                     442,358
                                               --------------
SOAPS & TOILETRIES (0.6%)
Colgate Palmolive Co. ...........     8,680          800,730
Gillette Corp. ..................    10,275          798,881
KAO Corp. .......................    11,000          128,227
Shiseido Co. ....................     7,000           80,995
                                               --------------
                                                   1,808,833
                                               --------------
TOBACCO (1.0%)
BAT Industries ..................    10,600           87,980
Hanjaya Mandala Sampoerna  ......    24,000          128,027
Japan Tobacco, Inc. .............        10           67,782
Loews Corp. .....................     3,000          282,750
Philip Morris Cos., Inc. ........    17,400        1,959,675
Tabacalera SA ...................     1,880           81,008
                                               --------------
                                                   2,607,222
                                               --------------
 TOTAL CONSUMER NONCYCLICALS (6.9%)               19,433,877
                                               --------------
CREDIT SENSITIVE
BANKS (1.1%)
AMMB Holdings BHD ...............     8,000           67,155
Banco Santander SA ..............       990           63,416
Bangkok Bank Public Co. .........     2,000           19,340
Bank of Tokyo-Mitsubishi Bank  ..     8,000          148,519
Barclays Bank ...................    14,050          240,811
Chase Manhattan Corp. ...........     2,500          223,125

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
Chiba Bank ......................     5,000      $    34,108
Den Danske Bank .................     2,000          161,371
First Union Corp. ...............    18,000        1,332,000
Kredietbank .....................       200           65,612
Malayan Banking Berhad ..........     4,000           44,348
Mitsui Trust & Banking Co.  .....    22,000          171,920
National Westminster Bank*  .....    10,050          118,020
Overseas Chinese Bank ...........     7,600           94,504
Overseas Union Bank Ltd. ........    10,000           77,181
Philippine Commercial
 International Bank .............     1,000           13,118
Sparbanken Sverige AB
 (A Shares) .....................     2,300           39,462
Sparekassen Bikuben A/S* ........       870           40,788
State Bank of India (GDR)*  .....     4,000           58,000
Thai Farmers Bank Public Co.  ...    13,000           81,104
Thai Farmers Bank Public Co.--
 Warrants* ......................       375              102
Tokai Bank ......................    10,000          104,481
                                               --------------
                                                   3,198,485
                                               --------------
FINANCIAL SERVICES (1.9%)
American Express Co. ............    24,000        1,356,000
Beneficial Corp. ................     3,500          221,813
Daiwa Securities Co. Ltd.  ......     3,000           26,682
Dean Witter Discover & Co.  .....    18,350        1,215,688
Incentive AB (B Shares)* ........       450           32,665
Industrial Credit & Investment
 Corp. (GDR)* ...................     3,000           29,250
Industrial Credit & Investment
 Corp. of India Ltd. (GDR)*  ....     1,000            9,500
ING Groep N.V. ..................     6,260          225,246
Japan Securities Finance Co.  ...     9,000          104,913
MBNA Corp. ......................    28,300        1,174,450
Merrill Lynch & Co., Inc.  ......     9,900          806,850
Nikko Securities Co. ............     8,000           59,684
Nomura Securities Co. ...........     7,000          105,172
                                               --------------
                                                   5,367,913
                                               --------------
INSURANCE (1.4%)
AMEV N.V. .......................     6,310          220,840
Assurances Generales de France  .     4,510          145,596
Baloise Holdings ................        60          120,583
Istituto Naz Delle Assicurazioni     83,800          109,165
ITT Hartford Group, Inc. ........       500           33,750
MGIC Investment Corp. ...........     4,500          342,000
Mitsui Marine & Fire
 Insurance Co. ..................    11,000           59,175
PennCorp Financial Group, Inc.  .    16,200          583,200
Sumitomo Marine & Fire Insurance
 Co. ............................     9,000           55,954
TIG Holdings, Inc. ..............    17,500          592,813
Travelers Group, Inc. ...........    35,566        1,613,807
United Assurance Group PLC  .....    10,000           82,314
Zurich Versicherungs Reg ........       190           52,805
                                               --------------
                                                   4,012,002
                                               --------------
REAL ESTATE (0.2%)
Hysan Development Co. Ltd.  .....     7,000           27,875
Hysan Development Co.
 Ltd.--Warrants* ................       300              272
New World Development Co.  ......     5,000           33,777

                                       46

THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
Sefimeg .........................       600         $ 43,481
Simco S.A. ......................       550           48,020
Societe des Immeubles
 de France SA ...................       628           37,037
Sumitomo Realty & Development
 Co. ............................    11,000           69,338
Unibail S.A. ....................       950           94,478
Union Immobiliere de France  ....       530           43,260
Wharf Holdings ..................     8,000           39,925
                                               --------------
                                                     437,463
                                               --------------
UTILITY--ELECTRIC (0.5%)
Cinergy Corp. ...................     6,900          230,288
FPL Group, Inc. .................    11,600          533,600
Korea Electric Power (ADR)  .....     2,000           41,000
Malakoff BHD* ...................     9,000           44,189
Manila Electric Co. .............     5,200           42,510
National Grid Group PLC .........    44,100          147,696
Tokyo Electric Power Co., Inc.  .     3,000           65,797
Veba AG .........................     3,800          218,547
                                               --------------
                                                   1,323,627
                                               --------------
UTILITY--GAS (0.1%)
Anglian Water PLC ...............    11,900          120,277
Hong Kong & China Gas Co.  ......    13,200           25,514
Hong Kong & China Gas
 Co.--Warrants* .................     1,100              612
Osaka Gas Co. ...................    21,000           57,482
Tokyo Gas Co. ...................    41,000          111,165
                                               --------------
                                                     315,050
                                               --------------
UTILITY--TELEPHONE (0.3%)
British Telecommunications  .....    17,500          118,268
Frontier Corp. ..................     5,500          124,438
Telecom Corp. of New Zealand  ...    14,000           71,458
Telecom Italia Spa ..............    55,900          145,196
Telephone & Data Systems, Inc.  .     7,500          271,875
WorldCom, Inc.* .................     4,000          104,250
                                               --------------
                                                     835,485
                                               --------------
 TOTAL CREDIT SENSITIVE (5.5%)  .                 15,490,025
                                               --------------
ENERGY
COAL & GAS PIPELINES (0.2%)
Nabors Industries, Inc.* ........    29,000          558,250
                                               --------------
OIL--DOMESTIC (0.5%)
Apache Corp. ....................    14,100          498,788
Louisiana Land & Exploration
 Corp. ..........................     9,800          525,525
Union Pacific Resources
 Group, Inc. ....................     9,824          287,352
                                               --------------
                                                   1,311,665
                                               --------------
OIL--INTERNATIONAL (0.8%)
British Petroleum Co. PLC  ......    17,700          212,405
Elf Aquitaine ...................     2,110          192,070
ENI Spa .........................    25,400          130,360
Exxon Corp. .....................    12,900        1,264,200
Mitsubishi Oil Co. ..............    10,000           59,839
Repsol SA .......................     2,410           92,515
Shell Transport & Trading Co.*  .     5,500           95,304
Tatneft (ADR)* ..................       500           24,000
Total Campagnie Francaise  ......     2,881          234,322
                                               --------------
                                                   2,305,015
                                               --------------

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
OIL--SUPPLIES & CONSTRUCTION (1.4%)
Baker Hughes, Inc. ..............    23,850      $   822,825
BJ Services Co.* ................    17,200          877,200
Halliburton Co. .................     3,500          210,875
Noble Drilling Corp.* ...........    12,500          248,438
Saipem Spa* .....................    11,950           54,989
Schlumberger, Ltd. ..............     8,500          848,938
Transocean Offshore, Inc.  ......    12,400          776,550
                                               --------------
                                                   3,839,815
                                               --------------
RAILROADS (0.6%)
Burlington Northern Santa Fe  ...     6,600          570,074
Canadian Pacific Ltd. ...........    21,500          569,750
East Japan Railway Co. ..........        19           85,475
Guangshen Railway Co. Ltd.
 (ADR)* .........................     2,000           41,250
Union Pacific Corp. .............     9,000          541,125
                                               --------------
                                                   1,807,674
                                               --------------
 TOTAL ENERGY (3.5%) ............                  9,822,419
                                               --------------
TECHNOLOGY
ELECTRONICS (2.7%)
Advanced Semiconductor
 Engineering (GDR)* .............     3,400           32,300
Altera Corp.* ...................    15,000        1,090,313
Cisco Systems, Inc.* ............    27,700        1,762,413
Hirose Electric Co. Ltd. ........     2,000          115,879
Hoya Corp. ......................     5,000          196,442
Intel Corp. .....................     8,800        1,152,250
Intergraph Corp.* ...............    10,500          107,625
Kandenko Co. Ltd. ...............     6,000           56,990
Kyocera Corp. ...................     1,000           62,343
National Semiconductor Corp.*  ..     1,500           36,563
Rohm Co. Ltd. ...................     6,000          393,748
Seagate Technology, Inc.*  ......     6,500          256,750
SGS-Thomson Microelectronics
 N.V.* ..........................       760           53,757
TDK Corp. .......................     4,000          260,772
Teradyne, Inc.* .................     5,000          121,875
Texas Instruments, Inc. .........     2,750          175,313
Ushio, Inc.* ....................     7,000           76,159
Yamatake-Honeywell Co. ..........     3,000           48,441
3Com Corp.* .....................    23,100        1,694,963
                                               --------------
                                                   7,694,896
                                               --------------
OFFICE EQUIPMENT (0.4%)
Canon, Inc. .....................     9,000          198,947
Compaq Computer Corp.* ..........     9,300          690,525
Sterling Software, Inc.* ........     4,000          126,500
Storage Technology Corp.*  ......     1,500           71,438
                                               --------------
                                                   1,087,410
                                               --------------
OFFICE EQUIPMENT SERVICES (1.5%)
Electronic Data Systems Corp.  ..    12,400          536,300
First Data Corp. ................    16,600          605,900
Informix Corp.* .................    50,000        1,018,750
Microsoft Corp.* ................     7,800          644,475
Oracle Corp.* ...................    31,600        1,319,300
Sterling Commerce, Inc.* ........     6,370          224,543
                                               --------------
                                                   4,349,268
                                               --------------
TELECOMMUNICATIONS (1.0%)
Asia Satellite Telecommunications
 Holdings Ltd.* .................     2,000            4,642
DDI Corp. .......................        65          429,928

                                       47

THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                     NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
-------------------------------------------------------------
Deutsche Telekom AG* ............     2,140        $  44,641
Deutsche Telekom AG (ADR)*  .....     2,000           40,750
DSC Communications Corp.*  ......     5,100           91,163
Korea Mobile Telecommunications
 Corp. (ADR) ....................     9,270          119,351
MFS Communications Co., Inc.*  ..     5,250          286,125
Netscape Communications
 Corp.* .........................     9,600          546,000
Nokia Corp. (ADR) ...............     3,000          172,875
PT Indosat ......................    41,000          121,506
PT Telekomunikasi Indonesia  ....    30,000           51,756
Scientific Atlanta, Inc. ........    19,000          285,000
Telecel Comunicacoes
 Pessoai SA* ....................       280           17,883
Vanguard Cellular Systems, Inc.
 (Class A)* .....................    25,000          393,750
Vodafone Group ..................    22,800           96,280
                                               --------------
                                                   2,701,650
                                               --------------
 TOTAL TECHNOLOGY (5.6%) ........                 15,833,224
                                               --------------
DIVERSIFIED MISCELLANEOUS (1.0%)
Allied Signal, Inc. .............    18,700        1,252,900
BTR PLC .........................    37,300          181,472
Cie Generale des Eaux ...........       843          104,471
Citic Pacific Ltd. ..............    12,000           69,662
First Pacific Co. ...............    38,734           50,330
Hanson PLC ......................    52,000           72,601
Preussag AG .....................       210           47,492
Tomkins PLC .....................    23,600          108,552
U.S. Industries, Inc.* ..........    25,500          876,564
                                               --------------
 TOTAL DIVERSIFIED (1.0%)  ......                  2,764,044
                                               --------------
TOTAL COMMON STOCKS
 AND WARRANTS (31.3%)
 (Cost $78,614,373) .............                 88,450,881
                                               --------------
PREFERRED STOCKS:
BASIC MATERIALS (0.1%)
CHEMICALS
Henkel KGAA* ....................     3,144          157,117
                                               --------------
CONSUMER CYCLICALS (0.0%)
RETAIL--GENERAL
Hornbach Holding AG .............     1,490          106,512
                                               --------------
TECHNOLOGY (0.0%)
TELECOMMUNICATIONS
Nokia Oy Cum ....................     1,580           91,697
                                               --------------
TOTAL PREFERRED STOCKS (0.1%)
 (Cost $285,154) ................                    355,326
                                               --------------

-------------------------------------------------------------
                                   PRINCIPAL        VALUE
                                     AMOUNT        (NOTE 1)
-------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES (2.5%)
PRINTING, PUBLISHING &
 BROADCASTING
Time Warner Entertainment Co.
 8.375%, 03/15/23 ..............  $ 7,000,000    $  7,097,090
                                               --------------
CREDIT SENSITIVE
BANKS (5.7%)
Chase Manhattan Corp.
 8.625% Sub. Deb., 05/01/02  ...    5,500,000       5,961,010
Deutsche Bank
 6.7%, 12/13/06 ................    5,000,000       4,906,800
Sumitomo Bank International
 0.75% Conv., 05/31/01 ....... Yen 11,000,000         100,445
Zion's First National Bank
 8.536%, 12/15/26+ .............  $ 5,050,000       5,209,227
                                               --------------
                                                   16,177,482
                                               --------------
FINANCIAL SERVICES (2.0%)
Ford Motor Credit Co.
 6.125%, 01/09/06 ..............    6,000,000       5,633,640
                                               --------------
FOREIGN GOVERNMENT (0.9%)
Province of Quebec
 7.5%, 07/15/23 ................    2,500,000       2,487,625
                                               --------------
INSURANCE (2.5%)
Prudential Insurance Co.
 8.1%, 07/15/15+ ...............    6,800,000       6,935,523
                                               --------------
MORTGAGE RELATED (15.2%)
Federal Home Loan
 Mortgage Corp.
 7.0%, 09/01/11 ................    8,943,760       8,940,970
Federal National Mortgage
 Association:
 6.0%, 11/01/10 ................   16,453,280      15,820,866
 6.5%, 01/01/11 ................    3,752,490       3,684,476
 7.0%, 05/01/26 ................    8,999,030       8,804,993
Premier Auto Trust
 7.15%, 02/04/99 ...............    5,650,000       5,692,375
                                               --------------
                                                   42,943,680
                                               --------------
UTILITY--GAS (1.8%)
RAS Laffan Liquid Natural Gas
 8.294%, 09/15/14+ .............    5,000,000       5,081,075
                                               --------------
U.S. GOVERNMENT (27.1%)
U.S. Treasury:
 6.375% Note, 05/15/99 .........   38,450,000      38,786,430
 6.125% Note, 09/30/00 .........   10,385,000      10,378,508
 6.25% Note, 10/31/01 ..........   11,590,000      11,597,244
 5.75% Note, 08/15/03 ..........    8,850,000       8,584,500
 6.5% Note, 08/15/05 ...........    4,250,000       4,279,218
 6.5% Bond, 11/15/26 ...........    2,950,000       2,894,688
                                               --------------
                                                   76,520,588
                                               --------------
 TOTAL CREDIT SENSITIVE (55.2%)                   155,779,613
                                               --------------
TOTAL LONG-TERM DEBT SECURITIES (57.7%)
 (Amortized Cost $163,076,530)                    162,876,703
                                               --------------

                                       48

THE HUDSON RIVER TRUST
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

-------------------------------------------------------------
                                   PRINCIPAL        VALUE
                                     AMOUNT        (NOTE 1)
-------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
ASCC Commercial Paper
 5.34%, due 02/27/97 ...........  $ 5,000,000    $  4,957,725
Associates Corp. of North
 America
 5.75%, due 01/02/97 ...........      400,000         399,936
Morgan Stanley Group, Inc.
 6.79%, due 01/02/97 ...........      400,000         399,925
                                               --------------
 TOTAL COMMERCIAL PAPER (2.0%)                      5,757,586
                                               --------------
TIME DEPOSITS
Canadian Imperial Bank of
 Commerce
 6.0%, due 01/02/97 ............    4,300,000       4,300,000
Harris Trust & Savings
 6.5%, due 01/02/97 ............      900,000         900,000
Toronto Dominion Bank
 6.25%, due 01/02/97 ...........   13,000,000      13,000,000
                                               --------------
 TOTAL TIME DEPOSITS (6.5%)  ...                   18,200,000
                                               --------------
TOTAL SHORT-TERM DEBT SECURITIES (8.5%)
 (Amortized Cost $23,957,586)  .                   23,957,586
                                               --------------
TOTAL INVESTMENTS (97.6%)
 (Cost/Amortized Cost $265,933,643)               275,640,496
OTHER ASSETS
 LESS LIABILITIES (2.4%) .......                    6,761,905
                                               --------------
NET ASSETS (100.0%) ............                 $282,402,401
                                               ==============

-------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
As a Percentage of Total Investments
Canada ..............................................    0.2%
Japan ...............................................    2.6
New Zealand & Australia  ............................    0.2
Scandinavia .........................................    0.5
Southeast Asia ......................................    0.7
United Kingdom ......................................    1.7
United States** .....................................   92.2
Other European Countries ............................    1.9
                                                       -----
                                                       100.0%
                                                       =====

------------
*   Non-income producing.

**  Includes Short-Term Debt Securities of 8.7%.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $17,225,825 or 6.1% of net assets.

    Glossary:

    ADR--American Depository Receipt
    GDR--Global Depository Receipt

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS AND WARRANTS:
BASIC MATERIALS
CHEMICALS (0.6%)
Akzo Nobel N.V. ..................      13,380    $   1,826,675
Bayer AG .........................      51,000        2,069,762
Freeport-McMoRan, Inc. ...........     101,500        3,260,688
Holliday Chemical Holdings PLC ...     214,000          450,922
Monsanto Co. .....................      55,000        2,138,125
Olin Corp. .......................       9,900          372,488
Toagosei Co. Ltd. ................      44,000          155,772
UBE Industries Ltd. ..............      70,000          198,256
                                                  -------------
                                                     10,472,688
                                                  -------------
CHEMICALS--SPECIALTY (0.1%)
Crompton & Knowles Corp. .........      49,700          956,725
Cytec Industries, Inc.* ..........      16,700          678,438
NGK Insulators ...................      36,000          341,939
                                                  -------------
                                                      1,977,102
                                                  -------------
METALS & MINING (0.6%)
Century Aluminum Co. .............      40,700          702,075
Gibraltar Steel Corp.* ...........      31,700          832,125
Kaiser Aluminum Corp.* ...........      40,500          470,813
Mitsubishi Materials Corp. .......      57,000          230,343
Nippon Light Metal Co. ...........      93,000          382,247
Nord Resources Corp.* ............      27,939          122,233
Pechiney SA (A Shares) ...........      12,472          522,581
Reynolds Metals Co. ..............      81,200        4,577,650
Steel Dynamics, Inc.* ............      39,200          749,700
Western Mining Corp. Ltd. ........     107,481          677,470
                                                  -------------
                                                      9,267,237
                                                  -------------
PAPER (0.1%)
Fletcher Forestry Shares .........     122,000          204,408
UPM-Kymmene Oy ...................      31,120          653,246
                                                  -------------
                                                        857,654
                                                  -------------
STEEL (0.3%)
Nippon Steel Corp. ...............     206,000          608,341
Nisshin Steel Co. Ltd. ...........     410,000        1,101,028
NKK Corp.* .......................     265,000          597,228
Pohang Iron & Steel Co. Ltd. (ADR)      13,000          263,250
Tokyo Steel Manufacturing Co. Ltd.      99,000        1,410,500
Usinor Sacilor                          47,000          683,916
                                                  -------------
                                                      4,664,263
                                                  -------------
 TOTAL BASIC MATERIALS (1.7%) ....                   27,238,944
                                                  -------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.9%)
Culligan Water Technologies,
 Inc.* ...........................      17,400          704,700
Philip Environmental, Inc.* ......      46,300          671,350
Republic Industries, Inc.* .......      39,100        1,219,431
Superior Services, Inc.* .........       7,800          158,925
United States Filter Corp.* ......      23,000          730,250
United Waste Systems, Inc.* ......      21,600          742,500
USA Waste Services, Inc.* ........     180,200        5,743,875
WMX Technologies, Inc. ...........     143,000        4,665,375
                                                  -------------
                                                     14,636,406
                                                  -------------

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
---------------------------------------------------------------
PRINTING, PUBLISHING &
 BROADCASTING (1.6%)
British Sky Broadcasting Group PLC     108,100    $     966,671
Cablevision Systems Corp.
 (Class A)* ......................     127,500        3,904,688
Dainippon Printing Co. Ltd. ......      51,000          893,964
Evergreen Media Corp.
 (Class A)* ......................      46,200        1,155,000
EZ Communications, Inc.* .........      12,600          461,475
Liberty Media Group
 (Class A)* ......................      20,900          596,956
New York Times Co. ...............     111,300        4,229,400
Pearson PLC ......................      66,200          849,987
Reed International ...............      78,600        1,483,166
Reuters Holdings .................     124,400        1,601,519
Schibsted ASA ....................      15,800          291,570
Sinclair Broadcast Group, Inc.* ..      17,200          447,200
Singapore Press Holdings .........      49,000          966,483
Tele-Communications International,
 Inc.* ...........................     110,000        1,457,500
Television Broadcasts ............     145,000          579,288
Time Warner, Inc. ................      65,000        2,437,500
Universal Outdoor Holdings,
 Inc.* ...........................      15,900          373,650
Viacom, Inc. (Class B)* ..........     110,311        3,847,096
                                                  -------------
                                                     26,543,113
                                                  -------------
PROFESSIONAL SERVICES (0.6%)
Adecco SA ........................       1,670          419,216
Associated First Capital Corp. ...      39,500        1,742,938
Ceridian Corp.* ..................      73,800        2,988,900
Equity Corporation
 International * .................      18,750          375,000
Ha-Lo Industries, Inc.* ..........      48,062        1,321,705
Interim Services, Inc.* ..........      11,700          415,350
ISS International Service
 System A/S (Class B)* ...........      23,850          627,945
Telespectrum Worldwide, Inc.* ....      49,700          788,988
                                                  -------------
                                                      8,680,042
                                                  -------------
TRUCKING, SHIPPING (0.2%)
Autopistas Concesionaria Espanola       37,850          522,256
Bergesen Dy AS (A Shares) ........      47,300        1,158,868
Kamigumi Co. Ltd. ................      56,000          367,498
Mayne Nickless Ltd. ..............      55,005          375,998
Nippon Express Co. Ltd. ..........      81,000          555,341
Toyo Kanetsu .....................      61,000          211,743
Unitor ASA * .....................       8,560          110,239
                                                  -------------
                                                      3,301,943
                                                  -------------
 TOTAL BUSINESS SERVICES (3.3%)                      53,161,504
                                                  -------------
CAPITAL GOODS
AEROSPACE (0.6%)
Boeing Co. .......................      27,100        2,882,763
British Aerospace ................      55,400        1,214,793
Coltec Industries, Inc.* .........     115,000        2,170,625
General Electric Co. PLC .........     163,900        1,072,568
Swire Pacific Ltd. (Class A) .....      51,000          486,295
United Technologies Corp. ........      39,400        2,600,400
                                                  -------------
                                                     10,427,444
                                                  -------------

                                       50

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
---------------------------------------------------------------
BUILDING & CONSTRUCTION (0.4%)
American Standard Companies, Inc.*      24,700    $     944,775
Bouygues .........................      10,708        1,110,322
Daito Trust Construction Co. .....      70,570          786,075
GTM Entrepose ....................       9,953          460,387
Maeda Road Construction Co. ......      19,000          219,843
Matsushita Electric Works Ltd. ...      65,000          559,580
National House Industrial Co. ....      53,000          704,775
Shimizu Corp. ....................      64,000          478,024
Wimpey (George) PLC ..............     416,000          901,502
                                                  -------------
                                                      6,165,283
                                                  -------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.4%)
BPB PLC ..........................      72,700          477,620
Buckeye Cellulose Corp.* .........      15,400          410,025
Hepworth PLC .....................      76,500          332,217
Hughes Supply, Inc. ..............      16,200          698,625
Louisiana Pacific Corp. ..........      48,200        1,018,225
Martin Marietta Materials, Inc. ..     110,000        2,557,500
Rugby Group PLC ..................     347,000          564,723
Stora Kopparbergs (Series B) .....      70,600          962,841
                                                  -------------
                                                      7,021,776
                                                  -------------
ELECTRICAL EQUIPMENT (0.7%)
Alcatel Alsthom ..................       2,640          212,075
General Electric Co. .............     110,100       10,886,138
Sumitomo Electric Industries .....      56,000          783,352
                                                  -------------
                                                     11,881,565
                                                  -------------
MACHINERY (0.5%)
Amano Corp. ......................      73,000          781,625
Daifuku Co. ......................      57,000          718,591
Furukawa Co. Ltd. ................     105,000          353,596
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............      83,000          369,096
KSB AG-Vorzug ....................       5,600          873,408
Legris Industries ................      17,300          728,544
Mitsubishi Heavy Industries Ltd. .     100,000          794,405
Schindler Holding AG* ............         465          505,473
Siebe PLC ........................      63,500        1,177,020
TI Group PLC .....................     138,200        1,377,887
                                                  -------------
                                                      7,679,645
                                                  -------------
 TOTAL CAPITAL GOODS (2.6%)                          43,175,713
                                                  -------------
CONSUMER CYCLICALS
AIRLINES (0.3%)
Lufthansa AG .....................      62,850          848,728
Mesa Airlines, Inc.* .............      47,200          318,600
Northwest Airlines Corp.
 (Class A)* ......................      94,800        3,709,050
Qantas Airways Ltd. ..............      62,000          103,489
Singapore Airlines Ltd. ..........      11,000           99,836
Swissair * .......................         560          453,104
                                                  -------------
                                                      5,532,807
                                                  -------------
APPAREL, TEXTILE (1.0%)
Designer Holdings Ltd.* ..........      33,600          541,800
Kuraray Co. Ltd. .................      96,000          886,970
Mohawk Industries, Inc.* .........      32,500          715,000
Nine West Group, Inc.* ...........      27,200        1,261,400
Polymer Group, Inc.* .............      32,100          445,388
Reebok International Ltd. ........     244,500       10,269,000
Stage Stores, Inc.* ..............      28,300          516,475

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
---------------------------------------------------------------
Tommy Hilfiger Corp.* ............      16,900    $     811,200
Warnaco Group, Inc. (Class A) ....      22,300          660,638
                                                  -------------
                                                     16,107,871
                                                  -------------
AUTO RELATED (0.2%)
Asahi Glass Co. Ltd. .............     140,000        1,317,676
Magneti Marelli Spa * ............     256,100          318,253
Miller Industries, Inc.* .........      22,950          459,000
Sumitomo Rubber Industries, Inc. .      49,000          365,141
Team Rental Group, Inc.* .........      50,900          820,763
                                                  -------------
                                                      3,280,833
                                                  -------------
AUTOS & TRUCKS (0.3%)
Bajaj Auto Ltd. (GDR) ............      30,400          801,800
Honda Motor Corp. ................      27,000          771,695
Toyota Motor Corp. ...............     112,000        3,220,447
Volkswagen AG* ...................       1,310          542,712
                                                  -------------
                                                      5,336,654
                                                  -------------
FOOD SERVICES, LODGING (1.0%)
Brinker International, Inc.* .....     234,700        3,755,200
Compass Group PLC* ...............      84,700          895,990
Doubletree Corp.* ................      25,341        1,140,345
Host Marriott Corp.* .............     138,200        2,211,200
Innkeepers USA Trust .............      43,300          600,788
Interstate Hotels Co.* ...........      29,100          822,075
John Q Hammons Hotels, Inc. (Class
 A)* .............................     200,000        1,700,000
La Quinta Motor Inns, Inc. .......     225,750        4,317,469
Suburban Lodges of America, Inc.*       31,700          507,200
                                                  -------------
                                                     15,950,267
                                                  -------------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.0%)
Electrolux B .....................       8,210          476,766
First Brands Corp. ...............      95,200        2,701,300
Industrie Natuzzi (ADR) ..........      19,000          437,000
Matsushita Electric Industrial Co.     109,000        1,778,862
Sunbeam Corp. ....................     394,500       10,158,375
                                                  -------------
                                                     15,552,303
                                                  -------------
LEISURE RELATED (1.1%)
Carnival Corp. ...................      12,400          409,200
Cyrk, Inc.* ......................     220,600        2,867,800
Disney (Walt) Co. ................     118,200        8,229,675
Harman International Industries,
 Inc. ............................      18,100        1,006,813
Ladbroke Group PLC ...............     296,000        1,171,349
Learning Company, Inc.* ..........      62,700          901,313
Rank Group PLC ...................     198,700        1,482,411
Resorts World BHD ................     187,000          851,515
Salomon SA .......................       7,450          638,961
Shimano, Inc. ....................      34,000          578,361
                                                  -------------
                                                     18,137,398
                                                  -------------
PHOTO & OPTICAL (0.0%)
Fuji Photo Film Co. ..............      14,000          461,791
                                                  -------------
RETAIL--GENERAL (2.1%)
AutoZone, Inc.* ..................     380,000       10,450,000
British Airport Author PLC .......     157,500        1,312,641
CompUSA, Inc.* ...................     333,600        6,880,500
Consolidated Stores Corp.* .......      18,750          602,344
Dayton Hudson Corp. ..............     128,500        5,043,625

                                       51

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
---------------------------------------------------------------
Fingerhut Companies, Inc. ........     260,500       $3,191,125
Kingfisher PLC ...................      46,500          503,048
Kokuyo Co. .......................      29,000          716,173
Petco Animal Supplies, Inc.* .....      31,400          651,550
Sainsbury (J) PLC ................     202,600        1,346,647
Sears PLC ........................     584,900          951,893
Vendex International N.V. ........      25,300        1,081,579
Woolworths Ltd. ..................     509,991        1,228,260
                                                  -------------
                                                     33,959,385
                                                  -------------
 TOTAL CONSUMER CYCLICALS (7.0%)                    114,319,309
                                                  -------------
CONSUMER NONCYCLICALS
BEVERAGES (0.6%)
Bass Breweries ...................      71,000          998,583
Cadbury Schweppes PLC ............     132,700        1,119,592
Coca-Cola Amatil Ltd. ............      64,000          684,207
Coca-Cola Co. ....................      97,000        5,104,625
Grand Metropolitan ...............     150,000        1,179,469
Kirin Brewery Co. ................      42,000          413,436
Lion Nathan Ltd. .................     157,000          376,260
                                                  -------------
                                                      9,876,172
                                                  -------------
CONTAINERS (0.5%)
Crown Cork & Seal Co., Inc. ......     105,000        5,709,375
Hub Group, Inc. (Class A)* .......      24,400          652,700
Schmalbach Lubeca AG * ...........       4,760        1,169,275
                                                  -------------
                                                      7,531,350
                                                  -------------
DRUGS (3.3%)
Amgen, Inc.* .....................      90,700        4,931,813
Apothekers Cooperatie Opg-CV .....       9,445          271,551
Astra AB (A Shares) ..............      27,030        1,335,805
Biogen, Inc.* ....................     161,655        6,264,131
Centocor, Inc.* ..................     198,000        7,078,500
Eisai Co. Ltd. ...................      37,000          728,435
Geltex Pharmaceuticals, Inc.* ....      33,100          802,675
Glaxo Wellcome PLC ...............      79,700        1,294,343
Medicis Pharmaceutical Corp.
 (Class A)* ......................      11,300          497,200
MedImmune, Inc.* .................      28,500          484,500
Merck & Co., Inc. ................     116,000        9,193,000
Novartis AG* .....................       3,105        3,556,194
Orion-Yhtymae Oy (B Shares) ......      26,700        1,028,003
Pfizer, Inc. .....................     107,600        8,917,350
Sankyo Co. .......................       8,000          226,578
Santen Pharmaceutical Co. ........      11,000          227,960
Smithkline Beecham PLC ...........      80,100        1,110,790
Taisho Pharmaceutical Co. ........      37,000          872,204
Takeda Chemical Industries .......      30,000          629,479
United Natural Foods, Inc.* ......      32,600          554,200
Warner-Lambert Co. ...............      41,200        3,090,000
Yamanouchi Pharmaceutical ........      58,000        1,191,952
                                                  -------------
                                                     54,286,663
                                                  -------------
FOODS (1.0%)
Campbell Soup Co. ................      69,500        5,577,375
CSM N.V.* ........................       4,100          227,692
House Foods Industry .............      22,000          355,237
Nabisco Holdings Corp.
 (Class A) .......................     141,900        5,516,363
Nestle AG ........................       1,650        1,771,423
Orkla A/S 'A' ....................       8,300          580,078
Suedzucker AG ....................       2,115        1,032,210
Viscofan Envoltura ...............      16,700          244,588
Yakult Honsha Co. ................      46,000          476,643

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
---------------------------------------------------------------
Yamakazi Baking Co. ..............      32,000    $     511,182
                                                  -------------
                                                     16,292,791
                                                  -------------
HOSPITAL SUPPLIES & SERVICES (1.5%)
Columbia/HCA Healthcare Corp. ....     225,000        9,168,750
Compdent Corp.* ..................      15,700          553,425
Coventry Corp.* ..................      46,600          431,778
Enterprises Systems, Inc.* .......      33,000          775,500
Medtronic, Inc. ..................      81,700        5,555,600
National Surgery Centers, Inc.* ..      18,000          684,000
Oxford Health Plans, Inc.* .......      31,500        1,844,719
Pacificare Health Systems, Inc.
 (Class B)* ......................      24,000        2,046,000
Rotech Medical Corp.* ............      29,200          613,200
Steris Corp.* ....................      84,762        3,687,147
                                                  -------------
                                                     25,360,119
                                                  -------------
RETAIL--FOOD (0.3%)
Delhaize Freres ..................       8,300          493,524
Ito Yokado Co. Ltd. ..............      13,000          565,754
Kesko* ...........................      14,530          205,126
Seven-Eleven Japan Ltd. ..........      48,000        2,810,120
Tesco PLC ........................      38,000          230,772
                                                  -------------
                                                      4,305,296
                                                  -------------
SOAPS & TOILETRIES (0.9%)
Colgate Palmolive Co. ............      71,210        6,569,123
Gillette Corp. ...................      80,810        6,282,978
KAO Corp. ........................     100,000        1,165,702
Shiseido Co. .....................      60,000          694,241
                                                  -------------
                                                     14,712,044
                                                  -------------
TOBACCO (1.0%)
BAT Industries ...................      94,300          782,687
Hanjaya Mandala Sampoerna ........     221,000        1,178,916
Japan Tobacco, Inc. ..............          95          643,943
Philip Morris Cos., Inc. .........     118,100       13,301,013
Tabacalera SA ....................      16,960          730,806
                                                  -------------
                                                     16,637,365
                                                  -------------
 TOTAL CONSUMER NONCYCLICALS (9.1%)                 149,001,800
                                                  -------------
CREDIT SENSITIVE
BANKS (1.5%)
AMMB Holdings BHD ................      70,000          587,606
Banco Santander SA ...............       8,800          563,700
Bangkok Bank Public Co. ..........      18,000          174,062
Bank of Tokyo-Mitsubishi Bank ....      72,000        1,336,672
Barclays Bank ....................     125,400        2,149,302
Chase Manhattan Corp. ............       3,000          267,750
Chiba Bank .......................      53,000          361,540
Den Danske Bank ..................      17,570        1,417,642
First Union Corp. ................     140,600       10,404,400
Kredietbank ......................       1,940          636,435
Long-Term Credit Bank of Japan ...       1,000            5,414
Malayan Banking Berhad ...........      41,000          454,563
Mitsui Trust & Banking Co. .......     198,000        1,547,276
National Westminster Bank* .......      89,500        1,051,025
Overseas Chinese Bank ............      68,100          846,809
Overseas Union Bank Ltd. .........      91,000          702,351
Philippine Commercial
 International Bank ..............       5,000           65,589
Sparbanken Sverige AB
 (A Shares) ......................      19,600          336,286

                                 52

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
---------------------------------------------------------------
Sparekassen Bikuben A/S * ........       7,770         $364,277
State Bank of India (GDR)* .......      32,000          464,000
Thai Farmers Bank Public Co. .....     116,000          723,700
Thai Farmers Bank Public
 Co.--Warrants* ..................       2,875              785
Tokai Bank .......................      85,000          888,093
                                                  -------------
                                                     25,349,277
                                                  -------------
FINANCIAL SERVICES (2.7%)
Aames Financial Corp. ............      16,800          602,700
American Express Co. .............     152,000        8,588,000
Beneficial Corp. .................      35,000        2,218,125
Daiwa Securities Co. Ltd. ........      32,000          284,604
Dean Witter Discover & Co. .......     142,000        9,407,500
Hambrecht & Quist Group* .........      28,000          605,500
Incentive AB (B Shares)* .........       3,820          277,291
Industrial Credit & Investment
 Corp.(GDR)* .....................      32,000          312,000
Industrial Credit & Investment
 Corp. of India Ltd.(GDR)* .......       8,000           76,000
ING Groep N.V. ...................      55,800        2,007,788
Japan Securities Finance Co. .....      78,000          909,248
MBNA Corp. .......................     223,700        9,283,550
Merrill Lynch & Co., Inc. ........      77,200        6,291,800
Nikko Securities Co. .............      67,000          499,853
Nomura Securities Co. ............      71,000        1,066,747
Oxford Resources Corp.
 (Class A)* ......................      29,900          923,163
RAC Financial Group, Inc.* .......      20,900          441,513
Union Acceptance Corp.
 (Class A)* ......................      41,900          743,725
                                                  -------------
                                                     44,539,107
                                                  -------------
INSURANCE (2.6%)
AMEV N.V. ........................      56,100        1,963,412
Assurances Generales de France ...      40,100        1,294,546
Baloise Holdings .................         540        1,085,245
Istituto Naz Delle Assicurazioni .     745,000          970,497
ITT Hartford Group, Inc. .........       3,600          243,000
Life Re Corp. ....................     140,500        5,426,813
MGIC Investment Corp. ............      51,000        3,876,000
Mitsui Marine & Fire Insurance Co.     105,000          564,848
NAC Re Corp. .....................      88,800        3,008,100
PennCorp Financial Group, Inc. ...     133,800        4,816,800
PMI Group, Inc. ..................      12,400          686,650
Sumitomo Marine & Fire Insurance
 Co. .............................      82,000          509,801
TIG Holdings, Inc. ...............     120,000        4,065,000
Travelers Group, Inc. ............     278,166       12,621,782
United Assurance Group PLC .......      89,200          734,245
Zurich Versicherungs Reg. ........       1,700          472,469
                                                  -------------
                                                     42,339,208
                                                  -------------
REAL ESTATE (0.3%)
Hysan Development Co. Ltd. .......      67,000          266,805
Hysan Development Co.
 Ltd.--Warrants * ................       3,350            3,032
JP Realty, Inc. ..................      20,000          517,500
Macerich Co. .....................      19,600          512,050
New World Development Co. ........      43,000          290,484
Sefimeg ..........................       5,800          420,314
Simco Ord SA .....................       5,275          460,552

---------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
---------------------------------------------------------------
Societe des Immeubles
 de France SA ....................       6,240    $     368,014
Sumitomo Realty & Development Co.      103,000          649,253
Unibail SA .......................       7,880          783,672
Union Immobiliere de France ......       4,600          375,465
Wharf Holdings ...................      74,000          369,306
                                                  -------------
                                                      5,016,447
                                                  -------------
UTILITY--ELECTRIC (0.6%)
Cinergy Corp. ....................      53,900        1,798,913
FPL Group, Inc. ..................      65,000        2,990,000
Korea Electric Power (ADR) .......      18,000          369,000
Malakoff BHD * ...................      81,000          397,703
Manila Electric Co. ..............      49,400          403,840
National Grid Group PLC ..........     392,000        1,312,851
Tokyo Electric Power Co., Inc. ...      35,000          767,637
Veba AG ..........................      33,800        1,943,917
                                                  -------------
                                                      9,983,861
                                                  -------------
UTILITY--GAS (0.2%)
Anglian Water PLC ................     106,100        1,072,383
Hong Kong & China Gas Co. ........     130,800          252,823
Hong Kong & China Gas
 Co.--Warrants * .................      10,900            6,060
Osaka Gas Co. ....................     178,000          487,229
Tokyo Gas Co. ....................     372,000        1,008,618
                                                  -------------
                                                      2,827,113
                                                  -------------
UTILITY--TELEPHONE (0.5%)
British Telecommunications .......     155,300        1,049,545
Frontier Corp. ...................      50,000        1,131,250
LCI International, Inc.* .........      38,000          817,000
Telecom Corp. of New Zealand .....     128,000          653,335
Telecom Italia Spa ...............     530,800        1,378,727
Telephone & Data Systems, Inc. ...      34,700        1,257,875
WorldCom, Inc.* ..................      43,900        1,144,144
                                                  -------------
                                                      7,431,876
                                                  -------------
 TOTAL CREDIT SENSITIVE (8.4%) ...                  137,486,889
                                                  -------------
ENERGY
COAL & GAS PIPELINES (0.2%)
Nabors Industries, Inc.* .........     200,000        3,850,000
                                                  -------------
OIL--DOMESTIC (1.3%)
 APACHE CORP. ....................     131,000        4,634,125
 COSTILLA ENERGY, INC.* ..........      63,400          863,825
KCS Energy, Inc. .................      18,900          675,675
Louis Dreyfus Natural Gas Corp.* .     245,400        4,202,475
Louisiana Land & Exploration Corp.      76,700        4,113,038
Tom Brown, Inc.* .................     121,000        2,525,875
Ultramar Diamond Shamrock Corp. ..      16,258          514,159
Union Pacific Resources Group,
 Inc. ............................     123,176        3,602,898
                                                  -------------
                                                     21,132,070
                                                  -------------
OIL--INTERNATIONAL (1.2%)
British Petroleum Co. PLC ........     157,700        1,892,442
Elf Aquitaine ....................      18,800        1,711,331
ENI Spa ..........................     225,800        1,158,867
Exxon Corp. ......................      98,200        9,623,600

                                       53

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                       NUMBER          VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
Mitsubishi Oil Co. ...............      86,000         $514,619
Repsol SA ........................      20,950          804,226
Shell Transport & Trading Co.* ...      49,000          849,072
Tatneft (ADR)* ...................       4,700          225,600
Total Campagnie Francaise ........      26,234        2,133,709
                                                  -------------
                                                     18,913,466
                                                  -------------
OIL--SUPPLIES & CONSTRUCTION (2.1%)
Baker Hughes, Inc. ...............     212,000        7,314,000
BJ Services Co.* .................     152,000        7,752,000
Halliburton Co. ..................      35,000        2,108,750
Noble Drilling Corp.* ............     133,000        2,643,375
Parker Drilling Co.* .............     132,100        1,271,463
Rowan Cos., Inc.* ................      49,700        1,124,463
Saipem Spa* ......................     106,400          489,608
Schlumberger, Ltd. ...............      46,500        4,644,188
Transocean Offshore, Inc. ........     110,500        6,920,063
                                                  -------------
                                                     34,267,910
                                                  -------------
RAILROADS (1.0%)
Burlington Northern Santa Fe .....      56,600        4,888,825
Canadian Pacific Ltd. ............     182,000        4,823,000
East Japan Railway Co. ...........         185          832,268
Genesee & Wyoming, Inc.
 (Class A)* ......................      24,500          851,375
Guangshen Railway Co. Ltd. (ADR)*       16,000          330,000
Union Pacific Corp. ..............      86,400        5,194,800
                                                  -------------
                                                     16,920,268
                                                  -------------
 TOTAL ENERGY (5.8%)                                 95,083,714
                                                  -------------
TECHNOLOGY
ELECTRONICS (4.4%)
Advanced Semiconductor Engineering
 (GDR)* ..........................      32,060          304,570
Altera Corp.* ....................     114,600        8,329,988
BMC Industries, Inc. .............      36,400        1,146,600
Cisco Systems, Inc.* .............     239,400       15,231,825
Exabyte Corp.* ...................      37,700          504,238
Hirose Electric Co. Ltd. .........      25,000        1,448,493
HMT Technology Corp.* ............      28,000          420,438
Hoya Corp. .......................      45,000        1,767,982
IDT Corp.* .......................      35,700          392,700
Insight Enterprises, Inc.* .......      14,900          417,200
Intel Corp. ......................      73,800        9,663,187
Intergraph Corp.* ................      90,000          922,500
Kandenko Co. Ltd. ................      51,000          484,414
Kent Electronics Corp.* ..........      24,700          636,025
Kyocera Corp. ....................      11,000          685,778
National Semiconductor Corp.* ....      30,000          731,250
Network General Corp.* ...........      21,100          638,275
Rohm Co. Ltd. ....................      53,000        3,478,111
Seagate Technology, Inc.* ........      68,600        2,709,700
SGS-Thomson Microelectronics N.V.*       6,750          477,450
Systemsoft Corp.* ................      31,800          473,025
TDK Corp. ........................      38,000        2,477,334
Teradyne, Inc.* ..................      30,000          731,250
Texas Instruments, Inc. ..........      21,000        1,338,750
Uniphase Corp.* ..................       9,900          519,750
Ushio, Inc.* .....................      64,000          696,313
Westell Technologies, Inc.* ......      18,800          430,050
Yamatake-Honeywell Co. ...........      37,000          597,444
3Com Corp.* ......................     181,300       13,302,880

---------------------------------------------------------------
                                       NUMBER          VALUE
                                      OF SHARES      (NOTE 1)
---------------------------------------------------------------
3D Labs, Inc. Ltd.* ..............      15,100    $     347,300
                                                  -------------
                                                     71,304,820
                                                  -------------
OFFICE EQUIPMENT (0.7%)
Applix, Inc.* ....................      24,500          535,938
Canon, Inc. ......................      75,000        1,657,888
Compaq Computer Corp.* ...........      75,600        5,613,300
Read-Rite Corp.* .................      33,100          835,775
Sterling Software, Inc.* .........      47,100        1,489,538
Storage Technology Corp.* ........      19,100          909,638
                                                  -------------
                                                     11,042,077
                                                  -------------
OFFICE EQUIPMENT SERVICES (2.3%)
Adobe Systems, Inc. ..............      39,300        1,468,838
Comverse Technology, Inc.* .......      44,900        1,697,781
Electronic Data Systems Corp. ....      79,000        3,416,750
First Data Corp. .................     125,000        4,562,500
Informix Corp.* ..................     430,000        8,761,250
Microsoft Corp.* .................      61,600        5,089,700
Oracle Corp.* ....................     259,450       10,832,038
Premisys Communications, Inc.* ...      11,300          381,375
Sterling Commerce, Inc.* .........      54,685        1,927,646
Structural Dynamics Research Corp.
 (Class A)* ......................      23,100          462,000
                                                  -------------
                                                     38,599,878
                                                  -------------
TELECOMMUNICATIONS (1.5%)
Act Networks, Inc.* ..............      14,800          540,200
Asia Satellite Telecommunications
 Holdings Ltd.* ..................      18,000           41,774
Cable Design Technologies * ......      17,400          541,575
Comnet Cellular, Inc.* ...........      98,800        2,754,050
DDI Corp. ........................         618        4,087,620
Deutsche Telekom AG* .............      19,250          401,563
DSC Communications Corp.* ........      44,000          786,500
ICG Communications, Inc.* ........      28,800          507,600
Korea Mobile Telecommunications
 Corp. (ADR) .....................      74,160          954,810
MFS Communications Co., Inc.* ....      45,013        2,453,209
Millicom International
 Cellular SA * ...................      11,500          369,438
Netscape Communications Corp.* ...      79,200        4,504,500
Nokia Corp. (ADR) ................      35,000        2,016,875
PT Indosat .......................     375,000        1,111,346
PT Telekomunikasi Indonesia ......     277,000          477,890
Scientific Atlanta, Inc. .........     107,300        1,609,500
Telecel-Comunicacoes
 Pessoai SA * ....................       2,490          159,035
Vodafone Group ...................     202,500          855,115
Winstar Communications, Inc.* ....      28,300          594,300
Xircom * .........................      26,700          580,725
                                                  -------------
                                                     25,347,625
                                                  -------------
 TOTAL TECHNOLOGY (8.9%) .........                  146,294,400
                                                  -------------
DIVERSIFIED
MISCELLANEOUS (1.1%)
Allied Signal, Inc. ..............     147,900        9,909,300
BTR PLC ..........................     331,800        1,614,275
Cie Generale des Eaux ............       7,259          899,593
Citic Pacific Ltd. ...............     111,000          644,373
First Pacific Co. ................     355,685          462,167
Hanson PLC .......................     463,000          646,430
Preussag AG ......................       1,860          420,639

                                       54

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

--------------------------------------------------------------
                                       NUMBER         VALUE
                                      OF SHARES     (NOTE 1)
--------------------------------------------------------------
Tomkins PLC ......................    210,000      $   965,931
U.S. Industries, Inc.* ...........     88,000        3,025,000
                                                 -------------
 TOTAL DIVERSIFIED (1.1%) ........                  18,587,708
                                                 -------------
TOTAL COMMON STOCKS AND WARRANTS
 (47.9%)
 (Cost $682,993,577) .............                 784,349,981
                                                 -------------
PREFERRED STOCKS:
BASIC MATERIALS (0.1%)
CHEMICALS
Henkel KGAA* .....................     27,980        1,398,272
                                                 -------------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.0%)
Designer Finance Trust
 6.0% Conv. ......................     12,300          568,875
                                                 -------------
RETAIL--GENERAL (0.1%)
Hornbach Holding AG ..............     12,420          887,835
                                                 -------------
 TOTAL CONSUMER CYCLICALS (0.1%) .                   1,456,710
                                                 -------------
CONSUMER NONCYCLICALS (0.0%)
CONTAINERS
Crown Cork & Seal Co., Inc.
 4.5% Conv .......................     10,500          546,000
                                                 -------------
CREDIT SENSITIVE
BANKS (0.1%) First Chicago NBD Corp.
 5.75% Conv. Series B ............     23,000        2,075,750
                                                 -------------
FINANCIAL SERVICES (0.0%)
Money Store
 6.5% Conv. ......................     22,500          615,938
                                                 -------------
INSURANCE (0.1%)
PennCorp Financial Group, Inc.
 7.0% Conv. + ....................     19,950        1,187,025
                                                 -------------
 TOTAL CREDIT SENSITIVE (0.2%)                       3,878,713
                                                 -------------
TECHNOLOGY TELECOMMUNICATIONS (0.2%)
MFS Communications Co., Inc.
 8.0% Conv. ......................     34,900        3,184,625
Nokia Oy Cum .....................     14,100          818,304
                                                 -------------
 TOTAL TECHNOLOGY (0.2%) .........                   4,002,929
                                                 -------------
TOTAL PREFERRED STOCKS (0.6%)
 (Cost $8,111,854) ...............                  11,282,624
                                                 -------------

                                    PRINCIPAL
                                     AMOUNT
                                 -------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES (0.1%)
ENVIRONMENTAL CONTROL
United Waste Systems, Inc.
 4.5% Conv., 06/01/01+ .......    $ 1,135,000        1,373,350
                                                 -------------
PRINTING, PUBLISHING &
 BROADCASTING (1.3%)
Time Warner Entertainment Co.
 8.375%, 03/15/23 ............     20,950,000       21,240,577
                                                 -------------
PROFESSIONAL SERVICES (0.2%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02 ........        415,000          813,919
Danka Business Systems PLC
 6.75% Conv., 04/01/02 .......        905,000        1,221,750

---------------------------------------------------------------
                                      PRINCIPAL         VALUE
                                       AMOUNT         (NOTE 1)
---------------------------------------------------------------
First Financial Management Corp.
 5.0% Conv., 12/15/99 ............ $  1,320,000   $   2,219,250
                                                 --------------
                                                      4,254,919
                                                 --------------
 TOTAL BUSINESS SERVICES (1.6%) ..                   26,868,846
                                                 --------------
CAPITAL GOODS (0.1%)
MACHINERY
DII Group, Inc.
 6.0% Conv., 10/15/02+ ...........    1,100,000       1,045,000
                                                 --------------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.1%)
Nine West Group, Inc.
 5.5% Conv., 07/15/03+ ...........    1,675,000       1,666,625
                                                 --------------
FOOD SERVICES, LODGING (0.1%)
HFS, Inc.
 4.5% Conv., 10/01/99 ............      612,000       2,025,720
                                                 --------------
RETAIL--GENERAL (0.2%)
Saks Holdings, Inc.
 5.5% Conv., 09/15/06 ............      875,000         805,000
U.S. Office Products Co.
 5.5% Conv., 02/01/01 ............    1,035,000       1,345,500
                                                 --------------
                                                      2,150,500
                                                 --------------
 TOTAL CONSUMER CYCLICALS (0.4%) .                    5,842,845
                                                 --------------
CONSUMER NONCYCLICALS
DRUGS (0.1%)
MedImmune, Inc.
 7.0% Conv. Sub., 07/01/03+ ......    1,025,000       1,104,438
Quintiles Transnational Corp.
 4.25% Conv., 05/31/00+ ..........      790,000         829,500
                                                 --------------
                                                      1,933,938
                                                 --------------
HOSPITAL SUPPLIES &
SERVICES (0.3%)
American Medical Response, Inc.
 5.25% Conv., 02/01/01+ ..........      940,000       1,012,850
Healthsouth Corp.
 5.0% Conv., 04/01/01 ............      540,000       1,117,125
Phycor, Inc.
 4.5% Conv., 02/01/03 ............      800,000         779,000
Tenet Healthcare Corp.
 6.0% Conv., 12/01/05 ............      980,000       1,029,000
                                                 --------------
                                                      3,937,975
                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (0.4%)                   5,871,913
                                                 --------------
CREDIT SENSITIVE
BANKS (1.3%)
Deutsche Bank
 6.7%, 12/14/06 ..................   21,450,000      21,050,172
Sumitomo Bank International
    0.75% Conv., 05/31/01 ... Yen   101,000,000         922,265
                                                 --------------
                                                     21,972,437
                                                 --------------
FINANCIAL SERVICES (3.1%)
Aames Financial Corp.
 5.5% Conv., 03/15/06+ ........... $    720,000         972,900
Bankamerica Capital II
 8.0%, 12/15/26 ..................   20,000,000      20,381,000
Commercial Credit Co.
 6.125%, 12/01/05 ................   10,000,000       9,412,700

                                       55

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                      PRINCIPAL         VALUE
                                       AMOUNT         (NOTE 1)
---------------------------------------------------------------
Leasing Solutions, Inc.
 6.875% Conv., 10/01/03 .......... $  1,430,000   $   1,430,000
RAC Financial Group, Inc.
 7.25% Conv. Sub., 08/15/03+ .....      625,000         835,156
Santander Financial Issuances
 7.0%, 04/01/06 ..................   18,300,000      18,172,266
                                                 --------------
                                                     51,204,022
                                                 --------------
FOREIGN GOVERNMENT (1.3%)
Republic of Poland
 4.0% PDI, 10/27/14 (a) ..........   25,000,000      21,125,000
                                                 --------------
INSURANCE (2.5%)
John Hancock Mutual Life
 Insurance Co.
 7.375%, 02/15/24+ ...............   23,750,000      22,891,913
Penn Treaty American Corp.
 6.25% Conv., 12/01/03+ ..........      450,000         488,250
Travelers Capital III
 7.625%, 12/01/36 ................   18,000,000      17,515,260
                                                 --------------
                                                     40,895,423
                                                 --------------
MORTGAGE RELATED (9.3%)
Federal Home Loan
 Mortgage Corp.
 7.0%, 09/01/11 ..................   28,523,343      28,514,444
Federal National Mortgage
 Association:
 6.5%, 05/01/11 ..................   45,305,228      44,484,072
 6.5%, 08/01/11 ..................   18,430,548      18,096,494
 7.0%, 05/01/26 ..................   28,699,610      28,080,790
Government National Mortgage
 Association
 7.5%, 5/15/26 ...................   33,329,990      33,350,822
                                                 --------------
                                                    152,526,622
                                                 --------------
UTILITY--ELECTRIC (0.6%)
Empresa Electrica del Norte
 7.75%, 03/15/06+ ................    9,400,000       9,476,798
                                                 --------------
UTILITY--GAS (1.0%)
RAS Laffan Liquid Natural Gas
 8.294%, 09/15/14+ ...............   16,730,000      17,001,277
                                                 --------------
U.S. GOVERNMENT (17.7%)
U.S. Treasury:
 6.375% Note, 05/15/99 ...........  104,500,000     105,414,371
 7.75% Note, 01/31/00 ............   56,000,000      58,607,528
 6.75% Note, 04/30/00 ............   25,600,000      26,088,013
 6.5% Note, 08/31/01 .............   60,000,000      60,656,280
 6.25% Note, 10/31/01 ............   18,035,000      18,046,272
 5.75% Note, 08/15/03 ............   19,925,000      19,327,250
 6.5% Note, 08/15/05 .............    1,225,000       1,233,422
                                                 --------------
                                                    289,373,136
                                                 --------------
 TOTAL CREDIT SENSITIVE (36.8%) ..                  603,574,715
                                                 --------------

---------------------------------------------------------------
                                      PRINCIPAL         VALUE
                                       AMOUNT         (NOTE 1)
---------------------------------------------------------------
ENERGY
COAL & GAS PIPELINES (0.0%)
Swift Energy Co.
 6.25% Conv., 11/15/06 ........... $    710,000   $     779,225
                                                 --------------
OIL--SUPPLIES & CONSTRUCTION (0.1%)
Seacor Holdings
 5.375% Conv. Sub. Notes,
 11/15/06+ .......................      675,000         783,000
                                                 --------------
 TOTAL ENERGY (0.1%) .............                    1,562,225
                                                 --------------
TECHNOLOGY
ELECTRONICS (1.1%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ .......................    1,630,000       2,522,425
Applied Magnetics Corp.:
 7.0% Conv. Sub., 03/15/06 .......    2,120,000       3,752,400
 7.0% Conv. Sub. Euro, 03/15/06 ..      140,000         247,800
C-Cube Microsystems, Inc.
 5.875% Conv., 11/01/05 ..........      930,000       1,204,350
Checkpoint Systems, Inc.
 5.25% Conv., 11/01/05+ ..........      455,000         664,869
LSI Logic Corp.
 5.5% Conv., 03/15/01+ ...........      780,000       1,712,100
Plasma & Materials Technologies,
 Inc.
 7.125% Conv., 10/15/01+ .........    1,100,000       1,078,000
Sanmina Corporation
 5.5% Conv., 08/15/02+ ...........    1,410,000       2,948,663
SCI Systems, Inc.
 5.0% Conv., 05/01/06 ............    1,385,000       1,582,363
S3 Incorporated
 5.75% Conv. Sub. Note,
 10/01/03+ .......................      605,000         662,475
3Com Corp.
 10.25% Conv., 11/01/01+ .........    1,035,000       2,284,763
                                                 --------------
                                                     18,660,208
                                                 --------------
TELECOMMUNICATIONS (0.3%) BBN Corp.
 6.0% Conv., 04/01/12 ............    1,660,000       1,610,200
Comverse Technology, Inc.
 5.75% Conv. Sub., 10/01/06+ .....    2,185,000       2,264,206
                                                 --------------
                                                      3,874,406
                                                 --------------
 TOTAL TECHNOLOGY (1.4%) .........                   22,534,614
                                                 --------------
DIVERSIFIED (0.1%)
MISCELLANEOUS
 THERMO ELECTRON CORP.
  5.0% CONV. EURO., 04/15/01 .....    1,055,000       2,091,538
                                                 --------------
TOTAL LONG-TERM DEBT
SECURITIES (40.9%)
 (Amortized Cost $656,543,317) . .                  669,391,696
                                                 --------------

                                       56

THE HUDSON RIVER TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

----------------------------------------------------------------
                                      PRINCIPAL         VALUE
                                       AMOUNT         (NOTE 1)
----------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCES (0.6%)
Industrial Bank of Japan-L.A.
 5.73%, due 01/16/97 .............  $10,000,000   $    9,976,125
                                                  --------------
CERTIFICATES OF DEPOSIT (1.5%)
Canadian Imperial Bank of
 Commerce
 5.44%, due 03/31/97 .............   25,000,000       25,009,103
                                                  --------------
COMMERCIAL PAPER
ASCC Commercial Paper:
 5.34%, due 02/27/97 .............   10,000,000        9,915,450
 5.37%, due 03/27/97 .............   19,300,000       19,059,849
Associates Corp. of North
 America
 5.75%, due 01/02/97 .............    2,400,000        2,399,617
BHF Delaware, Inc.
 5.64%, due 03/10/97 .............    5,000,000        4,950,228
Dresdner U.S. Finance, Inc.
 5.31%, due 04/10/97 .............    5,000,000        4,927,263
International Securitization
 5.45%, due 03/18/97 .............   13,000,000       12,855,367
Koch Industries
 6.9%, due 01/02/97 ..............      500,000          499,904
Morgan (J.P.) & Co.
 5.62%, due 03/05/97 .............    5,000,000        4,953,538
Morgan Stanley Group, Inc.
 6.79%, due 01/02/97 .............   19,700,000       19,696,284

---------------------------------------------------------------
                                      PRINCIPAL         VALUE
                                       AMOUNT         (NOTE 1)
---------------------------------------------------------------
Sigma Finance Corp.
 5.4%, due 03/17/97 ..............  $15,000,000   $   14,835,312
Suntrust Banks, Inc.:
 5.3%, due 03/10/97 ..............    5,000,000        4,950,039
 5.35%, due 03/31/97 .............   10,000,000        9,869,219
                                                  --------------
 TOTAL COMMERCIAL PAPER (6.7%) ...                   108,912,070
                                                  --------------
TIME DEPOSITS
Canadian Imperial Bank of
 Commerce
 6.0%, due 01/02/97 ..............    5,300,000        5,300,000
Harris Trust & Savings
 6.5%, due 01/02/97 ..............    4,800,000        4,800,000
Toronto Dominion Bank
 6.25%, due 01/20/97 .............    8,100,000        8,100,000
                                                  --------------
 TOTAL TIME DEPOSITS (1.1%) ......                    18,200,000
                                                  --------------
TOTAL SHORT-TERM DEBT SECURITIES (9.9%)
 (Amortized Cost $162,066,577) ...                   162,097,298
                                                  --------------
TOTAL INVESTMENTS (99.3%)
 (Cost/Amortized Cost $1,509,715,325)              1,627,121,599
OTHER ASSETS
 LESS LIABILITIES (0.7%) .........                    10,733,905
                                                  --------------
NET ASSETS (100.0%) ..............                $1,637,855,504
                                                  ==============


----------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
As a Percentage of Total Investments
Canada .................................................    0.3%
Japan ..................................................    4.0
New Zealand & Australia ................................    0.3
Scandinavia ............................................    0.7
Southeast Asia .........................................    1.1
United Kingdom .........................................    2.5
United States** ........................................   86.7
Other European Countries ...............................    4.4
                                                         ------
                                                          100.0%
                                                         ======

------------
*   Non-income producing.

**  Includes Short-Term Debt Securities of 10.0%.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $74,805,583 or 4.6% of net assets.

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.
    Glossary:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt
    PDI--Past Due Interest Bond

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (1.1%)
AGA AB (A Shares) ...............       3,400     $    51,355
Akzo Nobel N.V. .................         875         119,457
Asahi Chemical Industry Co. .....      27,000         152,940
Bayer AG ........................      15,850         643,250
BOC Group Co. PLC ...............       6,825         102,129
Dainippon Ink & Chemical, Inc. ..      51,000         188,922
Freeport-McMoRan, Inc. ..........     103,000       3,308,875
GP Batteries International Ltd. .     143,000         474,760
GP Batteries International Ltd.+       37,000         122,840
GP Batteries International
 Ltd.--Rights* ..................       5,750           2,875
Imperial Chemical Industries ....      18,212         239,764
Indo Gulf Fertilisers (GDR) .....      50,000          35,000
Ishihara Sangyo Ltd.* ...........     161,000         389,258
L'Air Liquide SA ................       2,035         317,693
Linde AG ........................         150          91,142
Millennium Chemicals, Inc.* .....       1,904          33,796
Mitsubishi Chemical Corp. .......      52,000         168,379
Mitsui Toatsu Chemicals, Inc. ...      15,000          45,721
Monsanto Co. ....................     125,000       4,859,375
Olin Corp. ......................      26,000         978,250
Royal Plactics Group Ltd.*+ .....      10,000         185,138
Sanyo Chemicals .................      20,000         153,700
Sekisui Chemical Co. Ltd. .......      41,000         414,213
Shin-Etsu Chemical Ltd. .........      10,000         182,195
Solvay Et Cie Societe Anonyme ...         120          73,529
Sumitomo Chemical Co. Ltd. ......      31,000         122,865
Toray Industries, Inc. ..........      33,000         203,739
UBE Industries Ltd. .............      14,000          39,651
                                                -------------
                                                   13,700,811
                                                -------------
CHEMICALS--SPECIALTY (0.5%)
Crompton & Knowles Corp. ........      59,900       1,153,075
Cytec Industries, Inc.* .........      65,200       2,648,750
Kyowa Hakko Kogyo Co. ...........       8,000          61,066
NGK Insulators ..................       6,000          56,990
SGL Carbon AG+ ..................      15,000       1,892,059
UCAR International, Inc.* .......       5,000         188,125
                                                -------------
                                                    6,000,065
                                                -------------
METALS & MINING (0.7%)
Alusuisse Lonza Holding AG ......          90          71,744
Broken Hill Proprietary Co. Ltd.       24,800         353,244
Century Aluminum Co. ............      48,200         831,450
CRA Ltd. ........................       5,800          91,050
Degussa AG ......................         250         113,725
Gibraltar Steel Corp.* ..........      38,300       1,005,375
Great Central Mines Ltd.* .......     120,000         341,468
Gwalia Consolidated Ltd. ........      95,800         224,633
Kaiser Aluminum Corp.* ..........      48,800         567,300
Mitsubishi Materials Corp. ......      24,000          96,986
Plutonic Resources Ltd. .........      30,000         139,496
Reynolds Metals Co. .............      67,000       3,777,125
RTZ Corp. .......................      19,347         310,387
Steel Dynamics, Inc.* ...........      46,700         893,138
Sumitomo Metal Mining Co. .......      10,000          67,438

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Western Mining Corp. Ltd. .......      40,700     $   256,539
                                                -------------
                                                    9,141,098
                                                -------------
PAPER (0.1%)
Amcor Ltd. ......................       8,900          57,230
Asia Pacific Resources
 International Holdings Ltd.
 (Class A)* .....................       5,000          28,125
Enso Oy (Series R) ..............      30,000         241,453
Fletcher Forestry Shares ........       4,256           7,131
Grupo Industrial Durango (ADR)* .      12,000         127,500
Mayr-Melnhof Karton Aktien AG*+ .       1,500          73,424
Nippon Paper Industries Co. .....      37,000         172,524
Oji Paper Co. Ltd. ..............      27,000         170,892
Svenska Cellulosa (Series B) ....       3,200          64,993
UPM-Kymmene Oy ..................       3,292          69,103
                                                -------------
                                                    1,012,375
                                                -------------
STEEL (0.2%)
British Steel ...................      69,074         189,921
Hitachi Metals Ltd. .............      54,000         429,445
Kawasaki Steel ..................      61,000         175,399
Nippon Steel Corp. ..............     147,000         434,108
NKK Corp.* ......................      85,000         191,564
Sumitomo Metal Industries .......     320,000         787,497
Thyssen AG ......................         450          79,806
Usinor Sacilor ..................       3,500          50,930
                                                -------------
                                                    2,338,670
                                                -------------
 TOTAL BASIC MATERIALS (2.6%)                      32,193,019
                                                -------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.7%)
B.U.S. Berzelius Umwelt-Service
 AG .............................      16,550         204,348
Culligan WaterTechnologies,Inc.*       21,000         850,500
Daiseki Co. Ltd. ................      10,000         238,321
Matsuda Sangyo Co. Ltd. .........      12,000         309,818
Philip Environmental, Inc.* .....      50,800         736,600
Powerscreen International .......      75,000         725,926
Rentokil Group PLC ..............      30,000         225,615
Republic Industries, Inc.* ......      51,100       1,593,681
Superior Services, Inc.* ........       9,400         191,525
Tomra Systems ASA ...............     110,000       1,718,953
United States Filter Corp.* .....      27,800         882,650
United Waste Systems, Inc.* .....      26,000         893,750
USA Waste Services, Inc.* .......     174,200       5,552,625
WMX Technologies, Inc. ..........     260,000       8,482,500
                                                -------------
                                                   22,606,812
                                                -------------
PRINTING, PUBLISHING &
 BROADCASTING (2.0%)
British Sky Broadcasting Group
 PLC ............................      33,749         301,796
Cablevision Systems Corp.
 (Class A)* .....................      98,500       3,016,563
Carlton Communications PLC ......      25,000         220,347
Dainippon Printing Co. Ltd. .....      12,000         210,345

                                       58

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Elsevier N.V. ...................      60,000     $ 1,013,508
Evergreen Media Corp.
 (Class A)* .....................      55,800       1,395,000
EZ Communications, Inc.* ........      15,300         560,363
Havas ...........................         200          14,031
Lagardere S.C.A. ................       2,100          57,635
Liberty Media Group (Class A)* ..      28,500         814,031
Mediaset Spa* ...................     200,000         922,952
Mirror Group Newspapers PLC .....      70,000         258,421
New York Times Co. ..............     109,200       4,149,600
News Corp. Ltd. .................      34,500         182,084
Nippon Television Network Corp. .       3,930       1,187,721
Pegasus Media & Communications
 (Class B)* .....................          50          15,000
Reed International ..............      22,000         415,136
Reuters Holdings ................      36,570         470,800
Sinclair Broadcast Group, Inc.* .      20,800         540,800
Singapore Press Holdings ........       3,000          59,172
Star Publications BHD ...........      20,000          78,796
Takara Printing Co. .............      14,000         113,634
TCI Group (Class A)* ............      41,500         542,094
Time Warner, Inc. ...............     120,050       4,501,875
Tokyo Broadcasting System .......      56,000         855,885
Toppan Printing Co. .............       7,000          87,644
Universal Outdoor
 Holdings, Inc.* ................      19,100         448,850
Ver Ned Uitgeversbedr
 Ver Bezit N.V. .................      25,000         522,084
Viacom, Inc. (Class B)* .........      97,540       3,401,708
                                                -------------
                                                   26,357,875
                                                -------------
PROFESSIONAL SERVICES (1.4%)
Adecco SA .......................         275          69,033
ADT Ltd.* .......................       1,664          38,064
Apcoa Parking AG ................       3,000         321,679
Asatsu, Inc. ....................      21,000         667,300
Associated First Capital Corp. ..      71,600       3,159,350
Ceridian Corp.* .................     141,400       5,726,700
Content Beheer N.V.*+ ...........      53,000       2,023,546
Cordiant PLC* ...................     200,000         352,899
Equity Corporation International*      22,700         454,000
Ha-Lo Industries, Inc.* .........      57,937       1,593,268
Interim Services, Inc.* .........      13,800         489,900
Meitec Corp. ....................      55,800       1,064,830
Nackebro Fastighets AB* .........         310           5,319
Secom Co. .......................       2,000         121,060
SGS Holdings ....................          25          61,449
Telespectrum Worldwide, Inc.* ...      60,000         952,500
WPP Group PLC ...................     100,000         435,127
                                                -------------
                                                   17,536,024
                                                -------------
TRUCKING, SHIPPING (0.2%)
Brambles Industries Ltd. ........      30,000         585,407
Comfort Group Ltd. ..............     160,000         141,785
Irish Continental Group .........      30,000         211,063
Kawasaki Kisen* .................      55,000         125,378
Mitsui O.S.K. Lines Ltd.* .......      19,000          45,445
Nippon Express Co. Ltd. .........      25,000         171,401

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Nippon Yusen K.K. ...............      17,000     $    76,919
Peninsular & Oriental Steam
 Navigation Co. .................      10,466         105,783
Western Bulk Shipping+ ..........      31,500         150,889
Yamato Transport ................     110,000       1,139,798
                                                -------------
                                                    2,753,868
                                                -------------
 TOTAL BUSINESS SERVICES (5.3%) .                  69,254,579
                                                -------------
CAPITAL GOODS
AEROSPACE (0.9%)
Boeing Co. ......................      65,350       6,951,606
British Aerospace ...............       5,576         122,269
Coltec Industries, Inc.* ........     128,000       2,416,000
General Electric Co. PLC ........      36,076         236,083
Rolls-Royce .....................      22,528          99,376
United Technologies Corp. .......      32,600       2,151,600
                                                -------------
                                                   11,976,934
                                                -------------
BUILDING & CONSTRUCTION (0.7%)
ABB AG ..........................         550         684,161
American Standard Companies,
 Inc.* ..........................      59,900       2,291,175
CSR Ltd. ........................      16,900          59,105
Cubiertas Y Mzov SA .............       3,824         294,769
Daiwa House Industry Co. ........       9,000         115,793
Hitachi Plant Engineering &
 Construction Co. ...............      40,000         236,940
Hochtief AG .....................       1,500          58,975
Japan Industrial Land Development      15,000         284,949
Kajima Corp. ....................      33,000         235,938
Kaneshita Construction Co. ......      28,000         265,953
Kumagai Gumi Co. ................      13,000          32,217
MacMahon Holdings Ltd. ..........     700,000         623,162
Mancon BHD* .....................      47,999         146,344
Mitsui Home Co. Ltd. ............      42,000         518,608
Nanno Construction Co. Ltd. .....      26,000         154,909
Nawarat Patanakarn Public Co. ...      80,000          93,582
Nishimatsu Construction Co. .....       5,000          43,606
Obayashi Corp. ..................      12,000          81,029
Ohmoto Gumi Co. Ltd. ............      15,000         215,007
Oriental Construction Co. .......      17,000         218,720
Paul Y.-ITC Construction Holdings     400,000          95,675
Paul Y.-ITC Construction
 Holdings--Warrants* ............      80,000           1,432
Penta Ocean Construction ........      10,000          44,556
PS Corp. ........................      31,200         522,649
Sanyo Engineering & Construction,
 Inc. ...........................      23,000         204,559
Sekisui House Ltd. ..............      13,000         132,458
Shimizu Corp. ...................      15,000         112,037
Sho Bond Construction ...........      39,900       1,074,933
Suido Kiko Kaisha ...............       3,000          21,242
Taisei Corp. ....................      20,000         103,618
Toda Construction ...............      32,000         243,157
United Engineers Malaysia BHD ...      11,000          99,307
Wesco, Inc. .....................       9,050         113,311
YTL Corp. BHD ...................      11,000          59,236
                                                -------------
                                                    9,483,112
                                                -------------
                                       59

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.6%)
Blue Circle Industries ..........       13,338    $    81,115
Boral Ltd. ......................       40,000        113,823
BPB PLC .........................       90,000        591,276
Buckeye Cellulose Corp.* ........       18,600        495,225
Chichibu Onoda Cement Co. .......       11,000         46,827
Cie de St. Gobain ...............        2,100        297,080
Dahl International AB*+ .........       50,000      1,052,177
Fujikura Ltd. ...................       68,000        544,893
Furukawa Electric Co. ...........       13,000         61,627
Heidelberg Zement AG ............        1,000         80,712
Holderbank Financiere Glarus AG .           80         57,139
Hughes Supply, Inc. .............       19,500        840,938
Lafarge Corp. ...................        4,750        284,991
Martin Marietta Materials, Inc. .       59,200      1,376,400
Nichiha Corp. ...................       52,700        932,864
Portland Valderrivas SA* ........        5,000        336,857
Redland PLC .....................        9,480         59,520
Rexan PLC .......................       13,121         81,032
RMC Group PLC ...................        4,518         77,204
Sumitomo Forestry Co. ...........        8,000         97,401
Wolseley PLC ....................       10,088         79,842
                                                -------------
                                                    7,588,943
                                                -------------
ELECTRICAL EQUIPMENT (0.9%)
Alcatel Alsthom .................        5,000        401,658
Daikin Industries Ltd. ..........        5,000         44,469
General Electric Co. ............       93,900      9,284,363
Kinden Corp. ....................        5,000         63,466
Omron Corp. .....................       62,000      1,167,084
Schneider SA ....................        2,250        104,033
Siemens AG ......................       10,400        482,693
Sumitomo Electric Industries ....       17,000        237,803
Yaskawa Electric Corp.* .........       72,000        249,927
                                                -------------
                                                   12,035,496
                                                -------------
MACHINERY (0.8%)
Amada Co. Ltd. ..................        5,000         38,857
Asahi DiamondIndustryCo.Ltd. ....       35,000        317,330
Construcciones Auxiliar Ferro ...        3,000        113,776
Ebara Corp. .....................        5,000         65,193
Enshu* ..........................       60,000        180,295
Fag Kugelfischer Georg Schaefer .        3,200         43,774
Fanuc Co. .......................        5,900        189,008
IHC Caland N.V. .................       10,000        570,966
Ishikawajima Harima Heavy
 Industries .....................       80,000        355,755
Kalmar Industries AB+ ...........       12,000        184,773
Kawasaki Heavy Industries .......      126,000        521,147
Keyence Corp. ...................        6,000        740,869
Komatsu Ltd. ....................       29,000        237,890
Kubota Corp. ....................       33,000        159,287
Makino Milling Machine Co. ......       50,000        319,057
Mitsubishi Heavy Industries Ltd.       180,000      1,429,928
Namura Shipbuilding Co. .........       39,000        127,968
Nireco ..........................       12,000        136,776
Nitta Corp. .....................       39,000        488,300
Nitto Kohki Co. Ltd. ............       20,200        723,858

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Rofin-Sinar Technologies, Inc.* .       20,000    $   235,000
SMC Corp. .......................       17,400      1,170,417
Sodick Co.* .....................      126,000      1,044,469
Thai Engine Manufacturing Public
 Co.* ...........................      100,000        775,949
Toyoda Automatic Loom Works .....        5,000         93,688
                                                -------------
                                                   10,264,330
                                                -------------
 TOTAL CAPITAL GOODS (3.9%)                        51,348,815
                                                -------------
CONSUMER CYCLICALS
AIRLINES (0.4%)
British Airways .................       45,000        466,777
Cathay Pacific Airways ..........       41,000         64,671
Delta Air Lines, Inc. ...........        1,100         77,963
Japan Air Lines Co.* ............       24,000        127,450
KLM .............................       14,000        393,602
Lufthansa AG ....................        5,500         74,272
Mesa Airlines, Inc.* ............       57,000        384,750
Northwest Airlines Corp.
 (Class A)* .....................       78,300      3,063,488
Qantas Airways Ltd. .............      100,000        166,919
Singapore Airlines Ltd. .........       73,000        662,546
                                                -------------
                                                    5,482,438
                                                -------------
APPAREL, TEXTILE (1.3%)
Adidas AG+ ......................        5,500        475,370
Carli Gry International A/S* ....       20,000        958,033
Designer Holdings Ltd.* .........       40,500        653,063
First Sign International
 Holdings Ltd. ..................    1,300,000        415,993
King Co.* .......................       67,000        301,416
Kuraray Co. Ltd. ................        6,000         55,436
Mohawk Industries, Inc.* ........       39,200        862,400
Nine West Group, Inc.* ..........       32,800      1,521,100
Polymer Group, Inc.* ............       38,600        535,575
Reebok International Ltd. .......      193,000      8,106,000
Renown, Inc.* ...................      120,000        320,180
Stage Stores, Inc.* .............       34,100        622,325
Teijin Ltd. .....................       18,000         78,646
Tommy Hilfiger Corp.* ...........       18,500        888,000
Warnaco Group, Inc. (Class A) ...       26,900        796,913
                                                -------------
                                                   16,590,450
                                                -------------
AUTO RELATED (0.4%)
Asahi Glass Co. Ltd. ............       35,000        329,419
Autoliv AB ......................        6,000        263,081
Autoliv AB (ADS)*+ ..............        6,000        259,500
Bridgestone Corp. ...............       14,000        265,953
Bridgestone Metalpha ............       15,000        128,227
FCC Co. Ltd. ....................       10,000        271,997
LucasVarity PLC .................       17,320         66,018
Mabuchi Motor Co. ...............       14,200        714,843
Michelin (CGDE), (Class B) ......        2,400        129,563
Miller Industries, Inc.* ........       27,750        555,000
Minebea Co. .....................       75,000        626,889
NGK Spark Plug Co. ..............       14,000        153,527
Nippondenso Co. Ltd. ............       21,000        505,915
Team Rental Group, Inc.* ........       59,300        956,213
Toyoda Gosei*                           30,000        208,013
                                                -------------
                                                    5,434,158
                                                -------------

                                       60

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
AUTOS & TRUCKS (0.3%)
Fiat Spa ........................      67,500     $   204,253
Daimler-Benz AG* ................      18,250       1,251,218
Honda Motor Corp. ...............      34,000         971,764
Isuzu Motors Ltd. ...............      30,000         133,408
Perusahaan Otomobl Nasional BHD .       9,000          57,018
Peugeot SA ......................         700          78,790
Toyota Motor Corp. ..............      15,000         431,310
                                                -------------
                                                    3,127,761
                                                -------------
FOOD SERVICES, LODGING (1.2%)
AAPC Limited ....................     400,000         241,634
Accor SA ........................         550          69,644
Brinker International, Inc.* ....     198,700       3,179,200
Doubletree Corp.* ...............      30,627       1,378,215
Fujita Kanko, Inc. ..............       3,000          55,695
Host Marriott Corp.* ............     200,300       3,204,800
Innkeepers USA Trust ............      52,300         725,663
Interstate Hotels Co.* ..........      35,100         991,575
Jurys Hotel Group PLC ...........     100,000         466,203
La Quinta Motor Inns, Inc. ......     191,600       3,664,350
QPQ Corp.* ......................      16,400          38,950
QPQ Corp.--Warrants* ............      16,400           2,050
Sanyo Pax Co. Ltd. ..............      35,000         607,461
Suburban Lodges of America* .....      38,300         612,800
Thistle Hotels PLC* .............     131,600         409,181
                                                -------------
                                                   15,647,421
                                                -------------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.2%)
Elamex S.A. de C.V.* ............      76,700         738,238
Electrolux B ....................       1,100          63,879
First Brands Corp. ..............     115,000       3,263,125
Industrie Natuzzi (ADR) .........      36,200         832,600
MatsushitaElectricIndustrialCo. .      20,000         326,397
Nippon Electric Glass ...........      26,000         399,620
Philips Electronics .............       3,000         121,482
Sanyo Electric Co. Ltd. .........     108,000         447,630
Sharp Corp. .....................      17,000         242,207
Sunbeam Corp. ...................     360,500       9,282,875
Tostem Corp. ....................       3,000          82,894
Toto ............................       5,000          56,990
                                                -------------
                                                   15,857,937
                                                -------------
LEISURE RELATED (1.7%)
Aristocrat Leisure Ltd. .........      60,000         155,950
Canal Plus ......................         350          77,306
Carnival Corp. ..................      11,300         372,900
Cinar Films, Inc. (Class B)* ....      15,000         390,000
Cyrk, Inc.* .....................     195,000       2,535,000
Disney (Walt) Co. ...............      95,791       6,669,448
Enix Corp.* .....................      12,900         291,840
Granada Group PLC ...............      17,347         256,013
Harman International
 Industries, Inc. ...............      21,800       1,212,625
ITT Corp.* ......................      85,600       3,712,900
Japan Airport Terminal Co. ......      44,000         539,504
KTM Motorradholding AG* .........       3,420         191,097
Learning Company, Inc.* .........     101,300       1,456,188
Mars Engineering Corp.* .........       9,000         229,255
Namco Ltd. ......................      28,000         858,302

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Nelvana Limited*+ ...............      18,000     $   299,069
Nintendo Co. ....................      14,000       1,002,159
Rank Group PLC ..................      32,498         242,453
Resorts World BHD ...............      24,000         109,285
Sega Enterprises Ltd. ...........       2,000          67,352
SMH AG ..........................         100          61,636
Tag Heuer International SA (ADR)*      50,200         809,475
Thorn EMI .......................       4,927         116,478
Toei Co. ........................      33,000         212,572
Toho Co. ........................         400          58,026
Tokyo Dome Corp. ................       3,000          52,327
Tourism Holdings Ltd. ...........      70,000         133,614
                                                -------------
                                                   22,112,774
                                                -------------
PHOTO & OPTICAL (0.1%)
Fuji Photo Film Co. .............      12,000         395,821
Noritsu Koki Co. Ltd. ...........      21,000         988,257
                                                -------------
                                                    1,384,078
                                                -------------
RETAIL--GENERAL (2.9%)
Ahold N.V. ......................       1,789         111,771
AutoZone, Inc.* .................     317,900       8,742,250
Boots Co. PLC ...................      26,111         269,503
British Airport Author PLC ......     120,000       1,000,108
Carrefour .......................         825         536,803
Centros Comerciales Pryca SA ....       7,000         148,387
CompUSA, Inc.* ..................     285,000       5,878,125
Consolidated Stores Corp.* ......      22,500         722,813
Daiei, Inc. .....................      14,000         106,986
Dai-Ichi Corp. ..................       9,000         181,850
Dayton Hudson Corp. .............     102,600       4,027,050
Dixons Group PLC* ...............     160,000       1,486,971
Doshisha Co. ....................       7,000         114,843
Eiden Sakakiya Co. Ltd. .........      28,000         282,877
Federated Department Stores,
 Inc.* ..........................      99,800       3,405,675
Fingerhut Companies, Inc. .......     160,000       1,960,000
Fu Hui Jewellery* ...............     250,000          23,272
Great Universal Stores ..........      28,714         301,043
Harvey Nichols Group PLC*+ ......      30,600         179,804
Hennes & Mauritz AB
 (B Shares) .....................         500          69,216
Homac Corp. .....................      11,400         206,718
Home Wide Corp, Inc. ............      16,000         143,684
Isetan Co. ......................      64,000         828,944
Karstadt AG .....................         150          49,909
Kokuyo Co. ......................       2,000          49,391
Marks & Spencer .................      60,611         509,819
Marui Co. Ltd. ..................       7,000         126,328
Metro AG* .......................         950          74,392
Nissen Corp. Ltd. ...............       5,700          39,867
Paris Miki, Inc. ................      20,000         721,872
Petco Animal Supplies, Inc.* ....      37,900         786,425
Pinault Printemps ...............         350         138,826
Promodes ........................         300          84,707
Rinascente ......................      13,000          75,418
Rinascente--Warrants* ...........         650             287
Sainsbury (J) PLC ...............       7,365          48,954
Sato Corp. ......................      35,700         696,676
Shaddy Co. Ltd. .................       3,000          47,923
Sriwani Holdings BHD ............     400,000       1,077,014

                                       61

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Swank International Manufacturing     300,000      $   45,381
St. Dupont*+ ....................      29,100         987,106
Takihyo Co. Ltd. ................      27,000         326,397
Warehouse Group Ltd. ............     200,900         482,889
Xebio Co. .......................       9,800         291,944
                                                -------------
                                                   37,390,218
                                                -------------
 TOTAL CONSUMER CYCLICALS (9.5%)                  123,027,235
                                                -------------
CONSUMER NONCYCLICALS
BEVERAGES (0.9%)
Asahi Breweries Ltd. ............       8,000          82,894
Bass Breweries ..................      13,487         189,689
Cadbury Schweppes PLC ...........      18,792         158,548
Carlsberg 'A' ...................         900          60,845
Coca-Cola Amatil Ltd. ...........       7,600          81,250
Coca-Cola Co. ...................     122,000       6,420,250
Fraser & Neave ..................      30,000         308,726
Grand Metropolitan ..............      85,339         671,032
Guinness PLC ....................     164,568       1,289,791
Heineken N.V. ...................         801         141,698
Kirin Brewery Co. ...............      16,000         157,499
Lion Nathan Ltd. ................      60,000         143,794
Louis Dreyfus Citrus*+ ..........      43,500       1,425,267
Louis Vuitton Moet Hennessy .....       1,500         418,907
Panamerican Beverages ...........       9,000         421,875
Quilmes Industrial Quins (ADR) ..      33,300         303,863
                                                -------------
                                                   12,275,928
                                                -------------
CONTAINERS (0.4%)
Crown Cork & Seal Co., Inc. .....      75,000       4,078,125
Hub Group, Inc. (Class A)* ......      28,900         773,075
Toyo Seikan Kaisha ..............       3,000          72,274
                                                -------------
                                                    4,923,474
                                                -------------
DRUGS (4.7%)
Amgen, Inc.* ....................      61,800       3,360,375
Astra AB (A Shares) .............      13,000         642,451
Biogen, Inc.* ...................     150,000       5,812,500
Centocor, Inc.* .................     152,200       5,441,150
Daiichi Pharmaceutical Co. ......       5,000          80,304
Eisai Co. Ltd. ..................       5,000          98,437
Geltex Pharmaceuticals, Inc.* ...      58,200       1,411,350
Glaxo Wellcome PLC ..............      32,082         521,018
Hafslund Nycomed ASA
 (B Shares) .....................      11,700          80,300
Medicis Pharmaceutical Corp.
 (Class A)* .....................      13,500         594,000
MedImmune, Inc.* ................      32,800         557,600
Merck & Co., Inc. ...............     103,000       8,162,750
Novartis AG* ....................       1,571       1,799,285
Novo-Nordisk AS (ADR)
 (B Shares) .....................       3,000         565,647
Nycomed ASA (B Shares)* .........      11,700         180,078
Pfizer, Inc. ....................     136,200      11,287,575
Revco D.S., Inc.* ...............      88,000       3,256,000
Roche Holdings AG Genusscheine ..         201       1,564,001
Rohto Pharmaceutical Co. ........       7,000          67,697
Santen Pharmaceutical Co. .......      50,000       1,036,180
Schering AG .....................       1,250         105,521
Smithkline Beecham PLC ..........     130,169       1,805,124


-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Smithkline Beecham PLC (ADR) ....      46,000    $  3,128,000
Taisho Pharmaceutical Co. .......      31,000         730,766
Takeda Chemical Industries ......      11,000         230,809
United Natural Foods, Inc.* .....      39,200         666,400
Warner-Lambert Co. ..............      81,500       6,112,500
Yamanouchi Pharmaceutical .......      54,000       1,109,749
Zeneca Group PLC ................      30,000         846,700
                                                -------------
                                                   61,254,267
                                                -------------
FOODS (1.1%)
Ajinomoto Co., Inc. .............      12,000         122,269
BSN Gervais Danone ..............       1,250         174,183
Campbell Soup Co. ...............      62,635       5,026,459
Fyffes PLC ......................     900,000       1,678,329
Nabisco Holdings Corp.
 (Class A) ......................     125,040       4,860,930
Nestle AG .......................         630         676,362
Nippon Meat Packers, Inc. .......       4,000          51,809
Nissin Food Products Co. ........       3,000          63,984
Nutrica Verenigde Bedrijven N.V.+       2,600         394,817
Oie Sangyo Co. Ltd. .............       6,000          77,714
PT Sekar Bumi ...................     182,500         115,898
Shriram Industrial Enterprises
 Ltd. (GDR)*+ ...................      24,000           3,600
Tingyi Holdings Corp.* ..........     500,000         130,907
Viscofan Envoltura ..............       9,000         131,814
Warabeya Nichiyo Co. Ltd.* ......      18,000         153,873
Yamakazi Baking Co. .............       4,000          63,898
                                                -------------
                                                   13,726,846
                                                -------------
HOSPITAL SUPPLIES & SERVICES (2.0%)
Cochlear Ltd. ...................     130,000         369,923
Columbia/HCAHealthcareCorp. .....     211,500       8,618,625
Compdent Corp.* .................      18,900         666,225
Coventry Corp.* .................      56,100         519,802
Enterprises Systems, Inc.* ......      39,700         932,950
National Surgery Centers, Inc.* .      21,800         828,400
Oxford Health Plans, Inc.* ......      64,000       3,748,000
Pacificare Health Systems, Inc.
 (Class B)* .....................      50,300       4,288,075
Rotech Medical Corp.* ...........      35,700         749,700
Scandinavian Mobility
 International, Inc.+ ...........      27,600         454,760
Steris Corp.* ...................      97,500       4,241,250
Tamro Group .....................      17,500         116,866
                                                -------------
                                                   25,534,576
                                                -------------
RETAIL--FOOD (0.2%)
Daimon Co. Ltd. .................      14,000         224,851
Ito Yokado Co. Ltd. .............      10,000         435,196
Jusco Co. .......................       9,000         305,414
McBride PLC .....................      60,000         139,789
Ministop Co. Ltd. ...............       5,500         134,401
Santa Isabel S.A. (ADR) .........      27,400         619,925
Seven-Eleven Japan Ltd. .........      12,000         702,530
Tesco PLC .......................      48,646         295,424
                                                -------------
                                                    2,857,530
                                                -------------
                                       62

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
SOAPS & TOILETRIES (1.0%)
BIC .............................         600    $     89,968
Colgate Palmolive Co. ...........      61,660       5,688,135
Gillette Corp. ..................      74,850       5,819,588
KAO Corp. .......................      10,000         116,570
L'Oreal .........................       1,605         604,446
Shiseido Co. ....................      42,000         485,968
Unilever ........................      16,865         409,247
Unilever N.V. CVA ...............       2,553         451,333
                                                -------------
                                                   13,665,255
                                                -------------
TOBACCO (1.6%)
BAT Industries ..................     100,000         829,997
Imperial Tobacco PLC* ...........      39,999         258,329
Loews Corp. .....................      45,000       4,241,250
Philip Morris Cos., Inc. ........     120,500      13,571,313
RJ Reynolds BHD .................     200,000         542,467
Rothmans of Pall Mall BHD .......       6,000          62,958
Swedish Match Co. AB* ...........     360,000       1,267,012
                                                -------------
                                                   20,773,326
                                                -------------
 TOTAL CONSUMER NONCYCLICALS (11.9%)              155,011,202
                                                -------------
CREDIT SENSITIVE
BANKS (1.9%)
ABN Amro Holdings ...............       3,879         252,220
Akita Bank ......................      18,000         111,907
Asahi Bank Ltd. .................      58,000         515,845
Banca Commerciale Italiana ......      35,000          63,684
Banco Bilbao Vizcaya SA .........       4,050         218,845
Banco Latinoamericano de
 Exportaciones S.A. (E Shares) ..       9,500         482,125
Banco Popular ...................       1,000         196,564
Banco Santander Chile (ADR) .....      16,000         240,000
Banco Santander SA ..............       2,691         172,377
Bancomer B Local* ...............      50,000          19,944
Bank Austria AG .................         920          67,975
Bank of Tokyo-Mitsubishi Bank ...      72,000       1,336,672
Banque Nationale de Paris .......       2,250          87,077
Barclays Bank ...................      48,309         827,995
Chase Manhattan Corp. ...........      15,000       1,338,750
Cie Fin Paribas Series A ........       1,400          94,682
CS Holdings .....................       4,550         467,408
Dai-Ichi Kangyo Bank ............      10,000         144,202
Den Danske Bank .................       1,300         104,891
Deutsche Bank AG ................      13,300         620,574
Dresdner Bank AG ................       2,900          86,691
First Union Corp. ...............     128,500       9,509,000
Fokus Bank ......................       8,000          55,157
Fuji Bank Ltd. ..................      63,000         919,351
Generale de Banque ..............         200          71,763
Grupo Financiero Bantorte (Class
 B)* ............................      22,500          22,637
Hang Seng Bank ..................      39,000         473,980
HSBC Holdings PLC (H.K.$) .......      20,000         427,953
HSBC Holdings PLC ...............      20,000         435,813
International Bank of Asia ......     270,000         179,779
Istituto Bancario San Paolo di
 Torino .........................      15,000          91,966
Istituto Mobilare Italiano ......      10,000          85,703
Kredietbank .....................         170          55,770

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Lloyds TSB Group PLC ............     115,481    $    851,660
Malayan Banking Berhad ..........      18,000         199,564
Mediobanca Spa ..................      10,000          53,960
Mitsubishi Trust&BankingCorp. ...      23,000         307,832
National Australia Bank Ltd. ....      37,700         443,495
Overseas Union Bank Ltd. ........      40,000         308,726
Sakura Bank Ltd. ................      82,000         586,271
Schweizerische Bankgesellschaft .         610         534,576
Shizuoka Bank ...................      44,000         467,317
Skandinaviska Enskilda Banken
 (Series A) .....................       8,000          82,121
Societe Generale ................       1,400         151,373
Sparbanken Sverige AB
 (A Shares) .....................      16,000         274,519
Sumitomo Bank Ltd. ..............      68,000         980,572
Svenska Handelsbanken
 (Series A) .....................       3,100          89,101
Toho Bank .......................      20,000         121,233
Union Bank of Hong Kong* ........      20,000          25,212
                                                -------------
                                                   25,256,832
                                                -------------
FINANCIAL SERVICES (3.6%)
Aames Financial Corp. ...........      20,300         728,263
American Express Co. ............     177,300      10,017,450
Beneficial Corp. ................      51,750       3,279,656
CMIC Finance & Securities Co.
 Ltd. ...........................     200,000         288,544
Credit Local de France ..........       3,500         304,905
Credit Saison Co. ...............      64,000       1,431,310
Daiwa Securities Co. Ltd. .......      19,000         168,984
Dean Witter Discover & Co. ......     119,600       7,923,500
Groupe Bruxelles Lambert SA .....         450          57,986
Hambrecht & Quist Group* ........      33,200         717,950
Hong Leong Finance Ltd. .........      50,000         116,487
ING Groep N.V. ..................      12,194         438,763
Invesco .........................      60,000         266,730
JCG Holdings ....................      60,000          58,569
MBNA Corp. ......................     189,500       7,864,250
Merrill Lynch & Co., Inc. .......      85,000       6,927,500
Nichiei Co. Ltd. ................      20,000       1,469,649
Nomura Securities Co. ...........      41,000         616,009
Oxford Resources Corp.
 (Class A)* .....................      35,000       1,080,625
Promise Co. Ltd. ................      12,500         615,232
RAC Financial Group, Inc.* ......      25,300         534,463
Sanyo Shinpan Finance Co. Ltd. ..       9,000         563,423
Schroders PLC ...................       3,875         100,570
Takefuji Corp.* .................       6,500         468,656
Union Acceptance Corp.
 (Class A)* .....................      50,600         898,150
Yamaichi Securities .............      70,000         311,286
                                                -------------
                                                   47,248,910
                                                -------------
INSURANCE (3.1%)
Aegon N.V. ......................      15,000         955,370
Allianz AG Holding ..............         600       1,080,062
AMEV N.V. .......................      17,000         594,973
Assicurazioni Generali ..........      14,300         271,035
Commercial Union PLC ............      10,726         125,591
Corporacion Mapfre Cia
 Inter SA .......................      12,000         731,682

                                       63

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Fortis AG .......................         740       $ 118,814
General Accident ................       8,971         117,797
Gio Australia Holdings Ltd.* ....     100,000         255,942
Istituto Naz Delle Assicurazioni       60,000          78,161
ITT Hartford Group, Inc. ........      23,600       1,593,000
Koa Fire & Marine ...............      35,000         169,847
Legal & General Group ...........      23,090         147,146
Life Re Corp. ...................     150,000       5,793,750
MGIC Investment Corp. ...........      66,400       5,046,400
Mitsui Marine &
 Fire Insurance Co. .............      13,000          69,934
Pacific & Orient BHD ............     150,000         362,304
PennCorp Financial Group, Inc. ..     126,100       4,539,600
PMI Group, Inc. .................      10,900         603,588
Prudential Corp. ................      42,249         355,732
Royal & Sun Alliance Insurance
 Group PLC ......................      33,539         255,390
Schweizerische Ruckversicherungs
 Gesellschaft ...................         420         448,397
Skanska AB (Series B) ...........       1,800          79,584
Sumitomo Marine & Fire Insurance
 Co. ............................      10,000          62,171
TIG Holdings, Inc. ..............     141,000       4,776,375
Tokio Marine & Fire
 Insurance Co. ..................      34,000         320,007
Travelers Group, Inc. ...........     248,534      11,277,230
                                                -------------
                                                   40,229,882
                                                -------------
REAL ESTATE (0.4%)
British Land Co. ................       8,416          74,538
Cheung Kong Holdings ............      35,000         311,106
City Developments Ltd. ..........      95,000         855,428
Daibiru Corp. ...................      28,000         258,700
DBS Land ........................      17,000          62,567
Diligentia AB* ..................         800          12,611
IOI Corp. BHD ...................     100,000         153,633
JP Realty, Inc. .................      22,100         571,838
Land Securities PLC .............       9,978         127,174
Lend Lease Corp. Ltd. ...........       4,100          79,517
Macerich Co. ....................      20,900         546,013
MEPC PLC ........................       8,200          60,825
Mitsubishi Estate Co. ...........      71,000         729,557
Mitsui Fudosan ..................      20,000         200,328
New World Development Co. .......      29,000         195,908
Sap Holdings* ...................      40,000         191,645
Sun Hung Kai Properties .........      23,000         281,757
Wharf Holdings ..................      17,000          84,841
                                                -------------
                                                    4,797,986
                                                -------------
UTILITY--ELECTRIC (1.1%)
British Energy PLC* .............     418,000       1,052,631
China Light & Power Co. Ltd. ....      11,000          48,924
Cinergy Corp. ...................      46,600       1,555,275
Edison Spa ......................      15,000          94,932
Electrabel ......................         870         206,100
Endesa ..........................       5,741         408,906
Enersis S.A. (ADR) ..............       6,000         166,500
FPL Group, Inc. .................      75,700       3,482,200
Gas Y Electridad SA (Series 2) ..       5,000         319,899
Hidroelectrica del Cantabrico ...      15,000         572,927
Iberdrola II ....................      30,000         425,504

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Iberdrola SA ....................      55,303    $    784,388
Kansai Electric Power Co., Inc. .      22,400         464,209
National Grid Group PLC .........     150,027         502,457
National Power PLC ..............     120,560       1,009,938
Powergen PLC (ADR) ..............       1,250          49,375
RWE AG ..........................       4,800         200,884
Tenaga Nasional BHD .............      49,000         234,765
Tohoku Electric Power Co., Inc. .      11,500         228,391
Tokyo Electric Power Co., Inc. ..      28,000         614,109
Tractebel Investment
 International Capital ..........         220         102,534
Tractebel Investment
 International Capital--
 Warrants* ......................         220               0
United Utilities PLC ............       8,965          95,373
Veba AG .........................      19,550       1,124,366
Viag AG .........................         500         195,769
                                                -------------
                                                   13,940,356
                                                -------------
UTILITY--GAS (0.0%)
Scottish Power PLC ..............      13,327          80,363
Thames Water ....................       7,439          78,055
                                                -------------
                                                      158,418
                                                -------------
UTILITY--TELEPHONE (0.9%)
British Telecommunications ......     121,891         823,761
Empresas Telex-Chile S.A. (ADR) .      40,000         185,000
Frontier Corp. ..................     106,000       2,398,250
Hellenic Telecommunication
 Organization SA ................      17,000         292,773
Kon. PTT Nederland+ .............      40,000       1,524,890
LCI International, Inc.* ........      55,594       1,195,271
PT Indonesian Satellite (ADR) ...       6,000         164,250
Singapore Telecommunications Ltd.      20,000          47,166
Tele Danmark AS (B Shares) ......       2,000         110,412
Telecom Corp. of New Zealand ....      23,300         118,927
Telecom Italia Spa ..............      37,500          97,404
Telefonica de Espana SA .........      23,566         547,694
Telefonica del Peru S.A. (ADR) ..      32,000         604,000
Telekom Malaysia BHD ............      28,000         249,456
Telephone & Data Systems, Inc. ..      42,100       1,526,125
WorldCom, Inc.* .................      80,115       2,087,997
                                                -------------
                                                   11,973,376
                                                -------------
 TOTAL CREDIT SENSITIVE (11.0%) .                 143,605,760
                                                -------------
ENERGY
COAL & GAS PIPELINES (0.3%)
British Gas .....................     100,557         386,733
Nabors Industries, Inc.* ........     170,000       3,272,500
OMV AG ..........................       5,000         563,844
                                                -------------
                                                    4,223,077
                                                -------------
OIL--DOMESTIC (1.4%)
Apache Corp. ....................     138,100       4,885,288
Costilla Energy, Inc.* ..........      69,500         946,938
KCS Energy, Inc. ................      22,400         800,800
Louis Dreyfus Natural Gas Corp.*      139,100       2,382,088
Louisiana Land & Exploration
 Corp. ..........................      92,200       4,944,225
Ultramar Diamond Shamrock Corp. .      19,482         616,118

                                       64

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Union Pacific Resources Group,
  Inc. ..........................     108,439     $ 3,171,841
XCL Corp.* ......................     200,000          37,500
                                                -------------
                                                   17,784,798
                                                -------------
OIL--INTERNATIONAL (1.2%)
British Petroleum Co. PLC .......     100,804       1,209,675
Canadian Occidental .............       6,000          96,000
Cosmo Oil Co. Ltd. ..............      11,000          52,906
Elf Aquitaine ...................       8,250         750,983
ENI Spa .........................     108,500         556,852
ENI Spa (ADR) ...................       5,000         258,125
Exxon Corp. .....................      92,800       9,094,400
Japan Energy Corp. ..............      19,000          51,679
Mitsubishi Oil Co. ..............       8,000          47,872
Nippon Oil Co. Ltd. .............      22,000         113,030
Norsk Hydro AS ..................       2,100         113,785
Oil Search Ltd. .................     340,000         662,110
Petrofina SA ....................         290          92,393
Repsol SA .......................      12,748         489,368
Royal Dutch Petroleum Co. .......       8,553       1,498,687
Tatneft (ADR)* ..................       7,000         336,000
Total Campagnie Francaise .......         900          73,200
                                                -------------
                                                   15,497,065
                                                -------------
OIL--SUPPLIES & CONSTRUCTION (3.1%)
Baker Hughes, Inc. ..............     221,250       7,633,125
BJ Services Co.* ................     148,600       7,578,600
Bouygues Offshore SA (ADR)* .....      80,000       1,030,000
Coflexip (ADR)* .................      11,000         288,750
Halliburton Co. .................      50,000       3,012,500
Noble Drilling Corp.* ...........     180,700       3,591,413
Parker Drilling Co.* ............     235,100       2,262,838
Rowan Cos., Inc. ................      59,800       1,352,975
Schlumberger, Ltd. ..............      76,800       7,670,400
Transocean Offshore, Inc. .......     105,000       6,575,625
                                                -------------
                                                   40,996,226
                                                -------------
RAILROADS (1.2%)
Burlington Northern Santa Fe ....      46,900       4,050,988
Canadian Pacific Ltd. ...........     216,000       5,724,000
East Japan Railway Co. ..........          55         247,431
Genesee & Wyoming, Inc.
 (Class A)* .....................      29,600       1,028,600
Hankyu Corp. ....................      40,000         198,601
Kinki Nippon Railroad Co. .......      28,650         178,862
Odakyu Electric Railway Co. .....       4,000          24,005
Tobu Railway Co. Ltd. ...........      14,000          68,543
Tokyu Corp. .....................      20,000         113,634
Union Pacific Corp. .............      69,000       4,148,625
                                                -------------
                                                   15,783,289
                                                -------------
 TOTAL ENERGY (7.2%) ............                  94,284,455
                                                -------------
TECHNOLOGY
ELECTRONICS (4.9%)
Altera Corp.* ...................      92,000       6,687,250
Austria Mikro Systeme
 International+ .................       1,430         110,412
BMC Industries, Inc. ............      43,900       1,382,850
Cable & Wireless ................      32,650         271,553
Cisco Systems, Inc.* ............     224,800      14,302,890
Electrocomponents PLC ...........       8,375          66,284

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Exabyte Corp.* ..................      45,400    $    607,225
Fujimi, Inc. ....................       6,100         328,676
Hirose Electric Co. Ltd. ........      15,000         869,096
Hitachi Ltd. ....................      58,000         540,886
HMT Technology Corp.* ...........      33,800         507,528
Hoya Corp. ......................      29,000       1,139,366
IDT Corp.* ......................      43,000         473,000
Insight Enterprises, Inc.* ......      18,000         504,000
Intel Corp. .....................      50,000       6,546,875
Intergraph Corp.* ...............     100,000       1,025,000
Kent Electronics Corp.* .........      29,500         759,625
Kyocera Corp. ...................       1,000          62,343
Murata Manufacturing Co. Ltd. ...       5,000         166,221
National Semiconductor Corp.* ...      30,000         731,250
NEC Corp. .......................      11,000         132,976
Network General Corp.* ..........      25,500         771,375
Rohm Co. Ltd. ...................      11,000         721,872
Seagate Technology, Inc.* .......     132,577       5,236,792
Sony Corp. ......................       8,000         524,307
Systemsoft Corp.* ...............      38,500         572,688
TDK Corp. .......................      11,000         717,123
Teradyne, Inc.* .................      50,000       1,218,750
Texas Instruments, Inc. .........      28,000       1,785,000
Tokyo Electron ..................      14,000         429,151
Uniphase Corp.* .................      11,800         619,500
Westell Technologies Inc.* ......      22,700         519,263
Yokogawa Electric Corp. .........     160,000       1,381,573
3Com Corp.* .....................     155,000      11,373,120
3D Labs, Inc. Ltd.* .............      18,300         420,900
                                                -------------
                                                   63,506,720
                                                -------------
OFFICE EQUIPMENT (0.8%)
Applix, Inc.* ...................      29,500         645,313
Canon, Inc. .....................      14,000         309,472
Compaq Computer Corp.* ..........      62,770       4,660,673
Oce-Van De Grinten N.V. .........         460          49,921
Read-Rite Corp.* ................      39,800       1,004,950
Ricoh Elemex Corp. ..............       7,000          97,919
Sterling Software, Inc.* ........      67,800       2,144,175
Storage Technology Corp.* .......      30,200       1,438,275
Sun Microsystems, Inc.* .........      20,000         513,750
                                                -------------
                                                   10,864,448
                                                -------------
OFFICE EQUIPMENT SERVICES (2.8%)
Accugraph Corp. (Class A)* ......      30,000          23,882
Comverse Technology, Inc.* ......      54,100       2,045,656
Electronic Data Systems Corp. ...      83,700       3,620,025
First Data Corp. ................     100,600       3,671,900
Fuji Soft Corp. .................      12,000         366,808
Informix Corp.* .................     410,000       8,353,750
Istar Internet, Inc.*+ ..........      38,000         127,661
Merkantildata A/S ...............       2,000          36,751
Microsoft Corp.* ................      50,800       4,197,350
Misys PLC .......................      25,000         478,169
Oracle Corp.* ...................     214,550       8,957,463
Premisys Communications, Inc.* ..      13,400         452,250
SAP AG ..........................       1,600         218,872
Sterling Commerce, Inc.* ........     101,448       3,576,042
Structural Dynamics Research
 Corp. (Class A)* ...............      27,800         556,000
                                                -------------
                                                   36,682,579
                                                -------------
                                       65

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
TELECOMMUNICATIONS (3.1%)
Act Networks, Inc.* .............      17,800    $    649,700
Architel Systems Corp.* .........      30,300         186,989
BCE Mobile Communications, Inc.*        4,000         118,605
Cable Design Technologies* ......      21,000         653,625
Cellular Communications Puerto
 Rico, Inc.* ....................       3,600          71,100
Comnet Cellular, Inc.* ..........      21,600         602,100
DDI Corp. .......................         129         853,242
Deutsche Telekom AG (ADR)* ......     272,000       5,542,000
DSC Communications Corp.* .......      71,650       1,280,744
Ericsson (L.M.) Telephone Co.
 (Series B) .....................      14,700         454,849
Filtronic Comtek PLC ............     300,000       1,896,402
Forval Corp. ....................       3,000         116,829
ICG Communications, Inc.* .......      83,686       1,474,966
KoreaMobileTelecommunications
 Corp. (ADR) ....................     127,720       1,644,395
MFS Communications Co., Inc.* ...      72,639       3,958,825
Millicom International Cellular
 SA* ............................      13,300         427,263
NetCom Systems AB (B Shares)* ...      44,000         712,988
NetscapeCommunicationsCorp.* ....      63,700       3,622,938
Nokia Corp. (ADR) ...............      95,500       5,503,188
Rogers Cantel Mobile
 Communications (Class B)* ......       6,000         118,970
Scientific Atlanta, Inc. ........     310,500       4,657,500
Spectrum Network Systems*+ ......     440,000         153,883
Tadiran Telecommunications Ltd. .      66,600       1,490,175
Telecom Italia Mobile Spa .......     125,000         316,029
Vanguard Cellular Systems, Inc.
 (Class A)* .....................     100,000       1,575,000
Vodafone Group ..................     215,846         911,473
Winstar Communications, Inc.* ...      33,600         705,600
Xircom* .........................      32,500         706,875
                                                -------------
                                                   40,406,253
                                                -------------
 TOTAL TECHNOLOGY (11.6%)                         151,460,000
                                                -------------
DIVERSIFIED
MISCELLANEOUS (1.2%)
Allied Signal, Inc. .............     116,500       7,805,500
Austral Enterprises BHD .........      23,999          44,853
BTR PLC .........................      78,068         379,817
Cie Generale des Eaux ...........       9,450       1,171,119
Crean (James) PLC-Units .........      40,000         125,451
Damskibs AS (Class B) ...........           5         128,672
GKN PLC .........................       5,325          91,314
Hanson PLC ......................     133,335         186,159
Hutchison Whampoa ...............      78,000         612,645
Indonesia Fund, Inc.* ...........       4,000          39,000
International UNP Holdings* .....     143,000          29,242
International UNP
 Holdings-Warrants* .............     125,000               0
Invesco Funding LLC* ............      12,000          53,346
Lyonnais des Eaux Dumez .........       1,000          93,071
Mitsubishi Corp. ................      71,000         735,688
Mitsui & Co. ....................      39,000         316,553
Montedison Spa* .................      74,000          50,443
Pilkington PLC ..................      17,397          46,641
Sime Darby BHD ..................     180,000         709,167

-------------------------------------------------------------
                                      NUMBER         VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Smiths Industries ...............       5,559    $     76,280
Sophus Berendsen A/S 'B' ........         385          49,571
Sumitomo Corp. ..................      22,000         173,439
Taiwan Fund .....................       5,000         111,250
Tomkins PLC .....................      70,000         321,977
U.S. Industries, Inc.* ..........      76,000       2,612,500
Williams Holdings PLC ...........      10,569          62,193
                                                -------------
 TOTAL DIVERSIFIED (1.2%) .......                  16,025,891
                                                -------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (64.2%)
 (Cost $748,000,811) ............                 836,210,956
                                                -------------
PREFERRED STOCKS:
CONSUMER CYCLICALS
AIRLINES (0.1%)
Continental Airlines Finance
 Trust
 8.5% Conv. .....................       7,500         502,500
                                                -------------
APPAREL, TEXTILE (0.0%)
Designer Finance Trust
 6.0% Conv. .....................       9,600         444,000
                                                -------------
RETAIL--GENERAL (0.0%)
Fielmann AG .....................       4,200         132,375
                                                -------------
 TOTAL CONSUMER CYCLICALS (0.1%)                    1,078,875
                                                -------------
CONSUMER NONCYCLICALS (0.0%)
CONTAINERS
Crown Cork & Seal Co., Inc.
 4.5% Conv. .....................       9,500         494,000
                                                -------------
CREDIT SENSITIVE
FINANCIAL SERVICES (0.0%)
Money Store
 6.5% Conv. .....................      16,500         451,688
                                                -------------
INSURANCE (0.1%)
PennCorp Financial Group, Inc.
 7.0% Conv.+ ....................      15,500         922,250
                                                -------------
 TOTAL CREDIT SENSITIVE (0.1%) ..                   1,373,938
                                                -------------
TECHNOLOGY TELECOMMUNICATIONS (0.3%)
MFS Communications Co., Inc.
 8.0% Conv. .....................      25,800       2,354,250
Nokia Oy Cum ....................      16,775         973,550
                                                -------------
 TOTAL TECHNOLOGY (0.3%) ........                   3,327,800
                                                -------------
  Total Preferred Stocks (0.5%)
   (Cost 4,659,785) .............                   6,274,613
                                                -------------

                                   PRINCIPAL
                                     AMOUNT
                                  ------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.7%)
CHEMICALS
Reliance Industries Ltd.
 10.5%, 08/06/46+ ...........      $7,950,000       8,562,548
                                                -------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
United Waste Systems, Inc.
 4.5% Conv., 06/01/01+  .....         710,000         859,100
                                                -------------

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                     PRINCIPAL        VALUE
                                      AMOUNT         (NOTE 1)
---------------------------------------------------------------
PRINTING, PUBLISHING &
 BROADCASTING (0.7%)
Time WarnerCommunicationsCo. ...
 9.15%, 02/01/23 ................   $ 8,035,000    $ 8,707,353
                                                 --------------
PROFESSIONAL SERVICES (0.1%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02 ...........       305,000        598,181
First Financial Management Corp.
 5.0% Conv., 12/15/99 ...........       985,000      1,656,031
                                                 --------------
                                                     2,254,212
                                                 --------------
 TOTAL BUSINESS SERVICES (0.9%)                     11,820,665
                                                 --------------
CAPITAL GOODS (0.1%)
MACHINERY
DII Group, Inc.
 6.0% Conv., 10/15/02+ ..........       740,000        703,000
                                                 --------------
CONSUMER CYCLICALS
APPAREL, TEXTILE (0.1%)
Nine West Group, Inc.
 5.5% Conv., 07/15/03+ ..........     1,165,000      1,159,175
                                                 --------------
FOOD SERVICES, LODGING (0.1%)
HFS, Inc.
 4.5% Conv., 10/01/99 ...........       450,000      1,489,500
                                                 --------------
RETAIL--GENERAL (0.2%)
Saks Holdings, Inc.
 5.5% Conv., 09/15/06 ...........       705,000        648,600
U.S. Office Products Co.:
 5.5% Conv., 02/01/01 ...........       965,000      1,254,500
 5.5% Conv. Sub. Note, 05/15/03+         35,000         32,550
                                                 --------------
                                                     1,935,650
                                                 --------------
 TOTAL CONSUMER CYCLICALS (0.4%)                     4,584,325
                                                 --------------
CONSUMER NONCYCLICALS
DRUGS (0.1%)
MedImmune, Inc.
 7.0% Conv. Sub., 07/01/03+  ....       780,000        840,450
Quintiles Transnational Corp.
 4.25% Conv., 05/31/00+ .........       690,000        724,500
                                                 --------------
                                                     1,564,950
                                                 --------------
HOSPITAL SUPPLIES &
SERVICES (0.3%)
American Medical Response, Inc.
 5.25% Conv., 02/01/01+ .........       755,000        813,513
Healthsouth Corp.
 5.0% Conv., 04/01/01 ...........       405,000        837,844
Phycor, Inc.
 4.5% Conv., 02/01/03 ...........       695,000        676,756
Tenet Healthcare Corp.
 6.0% Conv., 12/01/05 ...........       665,000        698,250
                                                 --------------
                                                     3,026,363
                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (0.4%)                  4,591,313
                                                 --------------

---------------------------------------------------------------
                                     PRINCIPAL        VALUE
                                      AMOUNT         (NOTE 1)
---------------------------------------------------------------
CREDIT SENSITIVE
BANKS (1.3%)
Deutsche Bank
 6.7%, 12/13/06 .................   $ 8,000,000    $ 7,850,880
St. George Bank Ltd.
 7.15%, 10/15/05+ ...............     9,525,000      9,509,951
                                                 --------------
                                                    17,360,831
                                                 --------------
FINANCIAL SERVICES (0.2%)
Aames Financial Corp.
 5.5% Conv., 03/15/06+ ..........       530,000        716,163
Leasing Solutions, Inc.
 6.875% Conv., 10/01/03 .........     1,045,000      1,045,000
RAC Financial Group, Inc.
 7.25% Conv. Sub., 08/15/03+  ...       505,000        674,806
Safeguard Scientifics
 6.0% Conv., 02/01/06+ ..........       475,000        517,750
                                                 --------------
                                                     2,953,719
                                                 --------------
FOREIGN GOVERNMENT (1.1%)
Province of Quebec
 7.5%, 07/15/23 .................     5,500,000      5,472,775
Republic of Poland
 4.0% PDI, 10/27/14 (a) .........    11,000,000      9,295,000
                                                 --------------
                                                    14,767,775
                                                 --------------
INSURANCE (0.8%)
Conseco Finance Trust II
 8.7%, 11/15/26 .................     5,000,000      5,025,850
Corporacion Mapfre
 8.5% Conv., 02/27/99 ........ Peseta 4,700,000         36,230
John Hancock Mutual Life
 Insurance Co.
 7.375%, 02/15/24+ ..............   $ 5,000,000      4,819,350
Penn Treaty American Corp.
 6.25% Conv., 12/01/03+ .........       700,000        759,500
                                                 --------------
                                                    10,640,930
                                                 --------------
MORTGAGE RELATED (3.4%)
Federal Home Loan
 Mortgage Corp.
 7.0%, 09/01/11 .................    10,152,376     10,149,209
Federal National Mortgage
 Association:
 6.5%, 01/01/11 .................       934,876        917,932
 6.0%, 04/01/11                      12,327,153     11,853,334
 6.5%, 08/01/11                       8,894,098      8,732,893
 7.0%, 05/01/26 .................    10,215,115      9,994,857
 7.0%, 08/01/26 .................     2,456,571      2,403,603
                                                 --------------
                                                    44,051,828
                                                 --------------
UTILITY--ELECTRIC (0.4%)
California Energy Co., Inc.
 9.5%, 09/15/06 .................     4,760,000      4,926,600
                                                 --------------
UTILITY--GAS (0.7%)
RAS Laffan Liquid Natural Gas
 8.294%, 09/15/14+ ..............     8,500,000      8,637,828
                                                 --------------

                                       67

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1996

---------------------------------------------------------------
                                     PRINCIPAL        VALUE
                                      AMOUNT         (NOTE 1)
---------------------------------------------------------------
U.S. GOVERNMENT (10.4%)
U.S. Treasury:
 7.25% Note, 02/15/98 ...........   $24,450,000    $ 24,778,556
 6.375% Note, 05/15/99 ..........    53,490,000      53,958,035
 6.75%, Note 04/30/00 ...........     4,000,000       4,076,252
 6.5% Note, 08/31/01 ............     7,000,000       7,076,566
 6.25% Note, 10/31/01 ...........    10,230,000      10,236,394
 5.75% Note, 08/15/03 ...........    32,825,000      31,840,250
 6.5% Note, 08/15/05 ............     4,015,000       4,042,603
                                                 --------------
                                                    136,008,656
                                                 --------------
 TOTAL CREDIT SENSITIVE (18.3%)                     239,348,167
                                                 --------------
ENERGY
COAL & GAS PIPELINES (0.1%)
Nabors Industries, Inc.
 5.0% Conv., 05/15/06 ...........       545,000         675,800
Swift Energy Co.
 6.25% Conv., 11/15/06 ..........       515,000         565,213
                                                 --------------
                                                      1,241,013
                                                 --------------
OIL--SUPPLIES & CONSTRUCTION (0.0%)
Seacor Holdings
 5.375% Conv. Sub. Notes,
 11/15/06+ ......................       495,000         574,200
                                                 --------------
 TOTAL ENERGY (0.1%) ............                     1,815,213
                                                 --------------
TECHNOLOGY
ELECTRONICS (1.1%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ ......................     1,330,000       2,058,175
Applied Magnetics Corp.:
 7.0% Conv. Sub., 03/15/06  .....     1,530,000       2,708,100
 7.0% Conv. Sub. Euro, 03/15/06         100,000         177,000
C-Cube Microsystems, Inc.
 5.875% Conv., 11/01/05 .........       705,000         912,975
Checkpoint Systems, Inc.
 5.25% Conv., 11/01/05+ .........       310,000         452,988
LSI Logic Corp.
 5.5% Conv., 03/15/01+ ..........       570,000       1,251,150
Plasma & Materials
 Technologies, Inc.
 7.125% Conv., 10/15/01+ ........       920,000         901,600
Sanmina Corporation
 5.5% Conv., 08/15/02+ ..........     1,030,000       2,153,988
SCI Systems, Inc.
 5.0%, Conv., 05/01/06 ..........     1,085,000       1,239,613
S3 Incorporated
 5.75% Conv. Sub. Note,
 10/01/03+ ......................       505,000         552,975
3Com Corp.
 10.25% Conv., 11/01/01+ ........       865,000       1,909,488
                                                 --------------
                                                     14,318,052
                                                 --------------

---------------------------------------------------------------
                                     PRINCIPAL        VALUE
                                      AMOUNT         (NOTE 1)
---------------------------------------------------------------
TELECOMMUNICATIONS (0.2%)
Bay Networks, Inc.
 5.25%, 05/15/03+ ...............   $   375,000    $    338,438
BBN Corp.
 6.0% Conv., 04/01/12 ...........     1,235,000       1,197,950
Comverse Technology, Inc.
 5.75% Conv. Sub., 10/01/06+  ...     1,175,000       1,217,594
                                                 --------------
                                                      2,753,982
                                                 --------------
 TOTAL TECHNOLOGY (1.3%) ........                    17,072,034
                                                 --------------
DIVERSIFIED MISCELLANEOUS (0.1%)
Brierley Investment Ltd.
 9.0% Conv. Sub. Note, 06/30/98          14,000          12,075
Thermo Electron Corp.
 5.0% Conv. Euro, 04/15/01  .....       845,000       1,675,213
                                                 --------------
 TOTAL DIVERSIFIED (0.1%)  ......                     1,687,288
                                                 --------------
TOTAL LONG-TERM DEBT SECURITIES (22.3%)
 (Amortized Cost $282,739,720)  .                   290,184,553
                                                 --------------

SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT
Canadian Imperial Bank of
 Commerce
 5.44%, due 03/31/97 ............    25,000,000      25,009,103
Sanwa Bank Ltd.
 5.495%, due 01/22/97 ...........     2,000,000       1,999,802
                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT (2.1%)                 27,008,905
                                                 --------------
COMMERCIAL PAPER
ASCC Commercial Paper:
 5.34%, due 02/27/97 ............    31,000,000      30,737,895
 5.37%, due 03/27/97 ............       700,000         691,290
Associates Corp. of North
 America
 5.75%, due 01/02/97 ............       400,000         399,936
Dresdner U.S. Finance, Inc.
 5.31%, due 04/10/97 ............     5,000,000       4,927,263
Enterprise Funding Corp.
 5.45%, due 03/03/97 ............     5,034,000       4,989,048
Koch Industries
 6.9%, due 01/02/97 .............    18,300,000      18,296,493
Morgan Stanley Group, Inc.
 6.79%, due 01/02/97 ............     2,900,000       2,899,453
Old Line Funding Corp.
 5.5%, due 02/27/97 .............    15,200,000      15,067,632
Suntrust Banks, Inc.:
 5.3%, due 03/03/97 .............    13,000,000      12,883,473
 5.35%, due 03/31/97                 10,000,000       9,869,219
                                                 --------------
 TOTAL COMMERCIAL PAPER (7.7%)                      100,761,702
                                                 --------------
TIME DEPOSITS
Canadian Imperial Bank of
 Commerce
 6.0%, due 01/02/97 .............     6,100,000       6,100,000

                                       68

THE HUDSON RIVER TRUST
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1996

----------------------------------------------------------------
                                     PRINCIPAL        VALUE
                                      AMOUNT         (NOTE 1)
----------------------------------------------------------------
Harris Trust & Savings
 6.5%, due 01/02/97 .............   $ 4,400,000   $    4,400,000
Sumitomo Bank Ltd.
 6.5%, due 01/02/97 .............     1,500,000        1,500,000
Toronto Dominion Bank
 6.25%, due 01/02/97 ............    18,400,000       18,400,000
                                                  --------------
 TOTAL TIME DEPOSITS (2.3%)  ....                     30,400,000
                                                  --------------
TOTAL SHORT-TERM DEBT SECURITIES (12.1%)
 (Amortized Cost $158,157,826)  .                    158,170,607
                                                  --------------
TOTAL INVESTMENTS (99.1%)
 (Cost/Amortized Cost $1,193,558,142)              1,290,840,729
OTHER ASSETS
 LESS LIABILITIES (0.9%) ........                     11,274,254
                                                  --------------
NET ASSETS (100.0%) .............                 $1,302,114,983
                                                  ==============


----------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
As a Percentage of Total Investments
Canada ................................................     0.6%
Japan .................................................     5.9
Latin America .........................................     0.3
New Zealand & Australia ...............................     1.3
Scandinavia ...........................................     1.3
Southeast Asia ........................................     1.0
United Kingdom ........................................     2.8
United States** .......................................    81.3
Other European Countries ..............................     5.5
                                                          -----
                                                          100.0%
                                                          =====
--------------
*   Non-income producing.

**  Includes Short-Term Debt Securities of 12.3%.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1996, these securities amounted to $63,744,015 or 4.9% of net assets.

(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.

    Glossary:

    ADR--American Depository Receipt
    GDR--Global Depository Receipt
    PDI--Past Due Interest Bond

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1. Organization and Significant Accounting Policies

   The Hudson River Trust (the "Trust") (successor to The Hudson River Fund, Inc., a Maryland corporation organized in 1984) was formed as a Massachusetts business trust on July 10, 1987 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust issues shares of beneficial interest currently divided among thirteen Portfolios (the "Portfolios"): Money Market, Intermediate Government Securities, Quality Bond, High Yield, Growth and Income, Equity Index, Common Stock, Global, International, Aggressive Stock, Conservative Investors, Balanced and Growth Investors. Effective October 2, 1996, the Trust made available a second class of shares, Class IB, for each of the Trust's Portfolios. In connection with the Class IB shares offering, the existing class of shares has been redesignated Class IA. The Class IB shares are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

   Class IA shares are offered to separate accounts of The Equitable Life Assurance Society of the United States ("Equitable"), a wholly-owned subsidiary of The Equitable Companies Incorporated, Equitable Variable Life Insurance Company ("Equitable Variable"), a wholly-owned subsidiary of the Equitable, and to separate accounts of other insurance companies unaffiliated with Equitable and Equitable Variable. Effective January 1, 1997, Equitable Variable was merged into Equitable. Class IB shares are offered to an insurance company separate account of Equitable.

   The investment objectives of each Portfolio are as follows:

   Money Market Portfolio -- High level of current income, preserve its assets and maintain liquidity. The Portfolio pursues this objective by investing in primarily high quality U.S. dollar denominated money market instruments.

   Intermediate Government Securities Portfolio -- High current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

   Quality Bond Portfolio -- High current income consistent with preservation of capital by investing primarily in investment grade fixed income securities. The Portfolio reserves the right to invest in convertible debt securities, preferred stocks and dividend-paying common stocks.

   High Yield Portfolio -- High return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio pursues this objective by investing primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities. The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds."

   Growth and Income Portfolio -- High total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

   Equity Index Portfolio -- Total return before expenses that approximates the total return performance of the Standard & Poor's Corporation 500 Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

   Common Stock Portfolio -- Long-term growth of its capital and increase income. The Portfolio pursues this objective by investing primarily in common stock and other equity-type instruments.

   Global Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in equity securities of non-United States companies as well as United States issuers.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

    International Portfolio -- Long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies with prospects for growth.

   Aggressive Stock Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in common stocks and other equity-type securities issued by quality small and intermediate sized companies with strong growth prospects.

   Conservative Investors Portfolio -- High total return without, in the investment adviser's opinion, undue risk to principal. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and debt securities.

   Balanced Portfolio -- High return through both appreciation of capital and current income. The Portfolio pursues this objective by investing in a diversified portfolio of publicly traded equity and debt securities and short-term money market instruments.

   Growth Investors Portfolio -- Highest total return consistent with the investment adviser's determination of reasonable risk. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times fixed income securities that are medium and lower quality debt securities known as "junk bonds."

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

   The following is a summary of the significant accounting policies of the
Trust:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale during the day, at a bid price estimated by a broker.

   Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

   Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

   U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

   Foreign securities not traded directly, or in American Depository Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

    Except for the Money Market Portfolio, short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. Short-term debt securities held in the Money Market Portfolio are valued at representative quoted prices regardless of the length of maturity.

   Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Other securities, including restricted securities, and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at "fair value" as determined in good faith by the Valuation Committee of the Board of Trustees.

   Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

   Interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Expenses attributable to a single Portfolio are charged to that Portfolio. Expenses of the Trust are charged to each Portfolio in proportion to net assets.

   The Board of Trustees has approved the lending of portfolio securities, through its custodian bank Chase Manhattan Bank, N.A. ("Chase") acting as lending agent, to certain broker-dealers in exchange for negotiated lenders' fees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. All loans will be collateralized in the form of cash or U.S. Government securities. Chase will indemnify the Portfolios from any loss resulting from a borrower's failure to return a loaned security when due. At December 31, 1996, the value of securities loaned and collateral received were as follows:

                                       VALUE OF       VALUE OF
                                      SECURITIES     COLLATERAL
PORTFOLIO                               LOANED        RECEIVED*
---------                             ----------     ----------
Intermediate Government Securities   $ 17,601,878   $ 18,301,550
Quality Bond ......................    27,315,488     28,167,188
Growth and Income .................     1,943,750      2,000,000
Equity Index ......................     1,288,680      1,356,953
Common Stock ......................   102,898,955    105,377,860
Global ............................    69,205,867     72,320,750
International .....................    12,267,188     12,820,136
Aggressive Stock ..................   195,608,196    200,344,604
Conservative Investors ............    23,376,066     24,170,813
Balanced ..........................   133,571,671    138,838,707
Growth Investors ..................    88,709,978     90,833,147

------------
* Including U.S. Government securities valued at $919,250, $743,460 and $1,827,086 for the Global, International and Growth Investors
   Portfolios, respectively.

   Chase invests the cash collateral and retains a portion of the interest earned. During the year ended December 31, 1996, the Intermediate Government Securities, Quality Bond, High Yield, Growth and Income, Equity Index, Common Stock, Global, International, Aggressive Stock, Conservative Investors, Balanced and Growth Investors Portfolios received $37,318, $27,425, $8,919, $3,183, $1,082, $78,441, $210,691, $33,846, $405,162, $97,871, $306,462 and
$274,815, respectively, of security loan fees, net of rebates paid. Such net fees are included in interest income in the accompanying Statements of Operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

   The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

    (i) market value of investment securities, other assets and liabilities--at the valuation date.

   (ii) purchase and sales of investment securities, income and expenses--at the date of such transactions.

   The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net currency gains or losses realized and unrealized as a result of differences between interest or dividends and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

   The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed quarterly; dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional Shares of the related Portfolios. All dividends are distributed on a tax basis and as such, the amounts may differ from financial statement investment income and realized capital gains.

   Options Written:

   All Portfolios (except for the Money Market and Equity Index Portfolios) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security for a set price in the future. A Portfolio may buy or sell futures and forward contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be either in cash or treasury securities. During the period the futures and forward contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures and forward contracts and may incur a loss. The use of futures and forward contracts transactions involves the risk of imperfect correlation in movements in the price of futures and forward contracts, interest rates and the underlying hedged assets.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

   Limitations on Market and Credit Risk:

   Written options, futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The contract amounts of these written options, futures and forward contracts reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward contracts are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

   Statement of Position 93-2:

   For the year ended December 31, 1996, in conformity with Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the reclassification arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                        QUALITY                    EQUITY
                                         BOND       HIGH YIELD      INDEX      COMMON STOCK      GLOBAL
                                       PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                      -----------  ------------  -----------  --------------  ------------
Paid-in capital .....................   $     --     $      --     $  (7,525)   $  (988,124)    $ (220,445)
Undistributed (overdistributed) net
 investment income ..................     42,229       449,873      (284,528)    (8,723,430)     1,186,161
Accumulated net realized gain (loss)     (42,229)     (449,873)      292,053      9,711,554       (965,716)

                                                        AGGRESSIVE    CONSERVATIVE                  GROWTH
                                       INTERNATIONAL      STOCK        INVESTORS      BALANCED     INVESTORS
                                         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO
                                      ---------------  ------------  --------------  -----------  -----------
Paid-in capital .....................     $      --       $    --        $    --       $     --     $      --
Undistributed (overdistributed) net
 investment income ..................       352,064         3,794         (8,654)       (35,347)      842,896
Accumulated net realized gain (loss)       (352,064)       (3,794)         8,654         35,347      (842,896)


2. Management of the Trust

   Alliance Capital Management L.P. (Alliance), a publicly traded limited partnership, indirectly majority-owned by Equitable, is the investment adviser. The investment advisory fees are as follows:

                                                                          AVERAGE DAILY NET ASSETS
                                                            ----------------------------------------------------
                                                                 FIRST              NEXT              OVER
                                                              $350 MILLION      $400 MILLION      $750 MILLION
                                                            ----------------  ----------------  ----------------
Common Stock, Money Market and Balanced Portfolios  .......        .40%              .375%             .35%
Aggressive Stock and Intermediate Government Securities  ..
 Portfolios ...............................................        .50%              .475%             .45%
High Yield, Global, Conservative Investors and Growth
 Investors Portfolios .....................................        .55%              .525%             .50%

                                                                 FIRST              NEXT              OVER
                                                              $500 MILLION      $500 MILLION       $1 BILLION
                                                            ----------------  ----------------  ----------------
Quality Bond and Growth and Income Portfolios .............        .55%              .525%             .50%

                                                                 FIRST              NEXT              OVER
                                                              $750 MILLION      $750 MILLION      $1.5 BILLION
                                                            ----------------  ----------------  ----------------
Equity Index Portfolio ....................................        .35%               .30%             .25%

                                                                 FIRST              NEXT              OVER
                                                              $500 MILLION       $1 BILLION       $1.5 BILLION
                                                            ----------------  ----------------  ----------------
International Portfolio ...................................        .90%               .85%             .80%

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

 3. Distribution Plan

   The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act for the Class IB shares of the Trust. Under the Plan, the Trust pays a distribution fee to Equitable Distributors, Inc. ("Distributor"), an indirect, wholly-owned subsidiary of the Equitable, at an annual rate of up to 0.50% of each Portfolio's average daily net assets attributable to Class IB shares. The Trustees currently limit payments at an annual rate equal to 0.25% of average daily net assets attributable to its Class IB shares. In accordance with the Plan, payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures incurred by the Distributor. The Plan provides that the Distributor will use such payments for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares.

4. Investment Transactions

   Investment security transactions, excluding short-term debt securities, for the Intermediate Government Securities, Quality Bond, High Yield, Growth and Income, Equity Index, Common Stock, Global, International, Aggressive Stock, Conservative Investors, Balanced and Growth Investors Portfolios for the year ended December 31, 1996 were as follows:

                                           INTER-
                                           MEDIATE                                         GROWTH
                                         GOVERNMENT       QUALITY                           AND
                                         SECURITIES         BOND         HIGH YIELD        INCOME
                                          PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        -------------  --------------  --------------  --------------
COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ...........................  $         --    $253,934,635    $781,128,281    $248,681,019
U.S. Government securities ............   250,043,480     417,690,775              --              --
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................            --     274,718,651     720,651,732     129,315,154
U.S. Government securities ............   227,916,328     400,265,960              --              --

                                            EQUITY          COMMON
                                            INDEX           STOCK           GLOBAL       INTERNATIONAL
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                        --------------  --------------  --------------  ---------------
COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ...........................   $206,816,773   $3,642,874,019   $657,898,998    $145,560,889
U.S. Government securities ............             --               --             --              --
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................     43,594,778    3,133,001,586    441,217,164      38,206,577
U.S. Government securities ............             --               --             --              --

                                          AGGRESSIVE     CONSERVATIVE                       GROWTH
                                            STOCK         INVESTORS        BALANCED       INVESTORS
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                        --------------  --------------  --------------  --------------
COST OF PURCHASES:
Stocks and long-term corporate debt
 securities ...........................  $3,743,831,253   $185,088,283   $1,502,532,357  $1,459,573,841
U.S. Government securities ............              --    288,281,378    1,071,280,407     608,182,035
NET PROCEEDS OF SALES AND REDEMPTIONS:
Stocks and long-term corporate debt
 securities ...........................   3,319,337,126    135,333,021    1,618,684,625   1,138,232,981
U.S. Government securities ............              --    313,973,715    1,026,954,569     711,943,608

   No activity is shown for the Money Market Portfolio since it trades exclusively in short-term debt securities.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

    Transactions in options written for the year ended December 31, 1996 are summarized as follows:

                                                              COMMON STOCK
                                                               PORTFOLIO
                                                     ----------------------------
                                                       NUMBER OF      PREMIUMS
                                                       CONTRACTS      RECEIVED
                                                     -----------  ---------------
Options outstanding--January 1, 1996 ...............     72,400     $  31,689,532
Options written ....................................    745,200       310,976,384
Options terminated in closing purchase transactions    (350,625)     (151,830,550)
Options expired ....................................    (31,650)      (12,066,500)
Options exercised ..................................   (274,125)     (110,161,066)
                                                     -----------  ---------------
Options outstanding -- December 31, 1996  ..........    161,200     $  68,607,800
                                                     ===========  ===============

   The Portfolios (except for the Money Market, Intermediate Government Securities and Equity Index Portfolios) may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign securities holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. At December 31, 1996, the Quality Bond, Global, International, Conservative Investors, Balanced and Growth Investors Portfolios had outstanding forward currency contracts to buy/sell foreign currencies as follows:

                                         CONTRACT      COST ON        U.S.$        UNREALIZED
                                          AMOUNT     ORIGINATION     CURRENT      APPRECIATION/
QUALITY BOND PORTFOLIO:                  (000'S)        DATE          VALUE      (DEPRECIATION)
-----------------------                 ----------  -------------  ------------  ---------------
FOREIGN CURRENCY BUY CONTRACTS
Swedish Krona, expiring 01/22/97  ....    59,511     $ 8,802,011   $ 8,764,492      $(37,519)
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, expiring 01/28/97     17,266      13,541,486    13,632,563       (91,077)
Swedish Krona, expiring 01/22/97  ....     9,003       9,279,351     9,003,162       276,189
                                                                                ---------------
                                                                                    $147,593
                                                                                ===============

                                                    CONTRACT       COST ON        U.S.$        UNREALIZED
                                                     AMOUNT      ORIGINATION     CURRENT      APPRECIATION/
GLOBAL PORTFOLIO:                                    (000'S)        DATE          VALUE      (DEPRECIATION)
-----------------                                  -----------  -------------  ------------  ---------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, expiring 01/02/97-01/03/97  .....         171    $   109,716   $   110,421     $      705
FOREIGN CURRENCY SALE CONTRACTS
Deutsche Marks, expiring 01/21/97 ...............      20,000     13,740,113    13,368,627        371,486
Japanese Yen, expiring 03/12/97 .................   2,055,000     19,731,483    18,738,032        993,451
Netherland Guilders, expiring 01/21/97-04/28/97        55,662     33,596,109    32,897,910        698,199
                                                                                            ---------------
                                                                                               $2,063,841
                                                                                            ===============

                                                   CONTRACT      COST ON        U.S.$        UNREALIZED
                                                    AMOUNT     ORIGINATION     CURRENT      APPRECIATION/
INTERNATIONAL PORTFOLIO:                           (000'S)        DATE          VALUE      (DEPRECIATION)
------------------------                         ----------  -------------  ------------  ---------------
FOREIGN CURRENCY SALE CONTRACTS
Deutsche Marks, expiring 01/21/97-04/30/97  ....     2,600     $1,739,380     $1,714,504      $ 24,876
Japanese Yen, expiring 03/12/97 ................   404,800      3,886,767      3,691,074       195,693
Netherland Guilders, expiring 01/21/97-04/28/97      7,970      4,675,150      4,642,843        32,307
                                                                                          ---------------
                                                                                              $252,876
                                                                                          ===============

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

                                              CONTRACT      COST ON       U.S.$      UNREALIZED
                                               AMOUNT     ORIGINATION    CURRENT    APPRECIATION/
CONSERVATIVE INVESTORS PORTFOLIO:             (000'S)        DATE         VALUE    (DEPRECIATION)
---------------------------------            ----------  -------------  ---------  ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pounds, expiring 01/03/97-01/07/97       36         $35,639      $35,740        $101
FOREIGN CURRENCY SALE CONTRACTS
Hong Kong Dollars, expiring 01/03/97  .....     174          22,522       22,529          (7)
Malaysian Ringgit, expiring 01/02/97  .....      13           4,946        4,951          (5)
                                                                                  ---------------
                                                                                        $ 89
                                                                                  ===============

                                                 CONTRACT      COST ON       U.S.$       UNREALIZED
                                                  AMOUNT     ORIGINATION    CURRENT     APPRECIATION/
BALANCED PORTFOLIO:                              (000'S)        DATE         VALUE     (DEPRECIATION)
-------------------                             ----------  -------------  ----------  ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pounds, expiring 01/07/97 ............      146       $250,112      $250,127        $ 15
FOREIGN CURRENCY SALE CONTRACTS
Hong Kong Dollars, expiring 01/30/97  ........    1,420        183,435       183,485         (50)
Malaysian Ringgit, expiring 01/02/97-01/06/97        71         28,001        28,024         (23)
                                                                                      ---------------
                                                                                            $(58)
                                                                                      ===============

                                                   CONTRACT      COST ON        U.S.$       UNREALIZED
                                                    AMOUNT     ORIGINATION     CURRENT     APPRECIATION/
GROWTH INVESTORS PORTFOLIO:                        (000'S)        DATE          VALUE     (DEPRECIATION)
---------------------------                       ----------  -------------  -----------  ---------------
FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen, expiring 01/06/97 ................    20,600     $  177,939    $  177,908      $    (31)
FOREIGN CURRENCY SALE CONTRACTS
Deutsche Marks, expiring 01/21/97-04/30/97  ....     7,600      5,049,513     4,994,213        55,300
French Francs, expiring 01/03/97 ...............       600        115,196       115,418          (222)
Japanese Yen, expiring 03/12/97 ................   716,700      6,881,535     6,535,060       346,475
Netherland Guilders, expiring 01/21/97-04/28/97     12,488      7,444,730     7,334,434       110,296
                                                                                         ---------------
                                                                                             $511,818
                                                                                         ===============

   As of December 31, 1996, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

                                                             INTER-
                                                             MEDIATE                                        GROWTH
                                              MONEY        GOVERNMENT       QUALITY                           AND
                                              MARKET       SECURITIES         BOND         HIGH YIELD       INCOME
                                            PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          --------------  -------------  --------------  --------------  -------------
Aggregate gross unrealized appreciation     $    161,362    $   901,616    $  2,230,258    $  8,181,913   $ 29,363,104
Aggregate gross unrealized depreciation           (3,841)      (280,447)        (69,964)     (3,017,609)    (1,811,069)
                                          --------------  -------------  --------------  --------------  -------------
Net unrealized appreciation .............   $    157,521    $   621,169    $  2,160,294    $  5,164,304   $ 27,552,035
                                          ==============  =============  ==============  ==============  =============
Federal income tax cost of investments  .   $450,833,231    $92,000,197    $151,122,493    $192,384,980   $204,211,023
                                          ==============  =============  ==============  ==============  =============

                                              EQUITY          COMMON
                                              INDEX           STOCK           GLOBAL       INTERNATIONAL
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          --------------  --------------  --------------  ---------------
Aggregate gross unrealized appreciation     $ 66,168,971   $1,832,534,355   $187,742,897    $ 13,964,200
Aggregate gross unrealized depreciation       (3,933,846)    (210,788,064)   (56,564,269)     (9,944,597)
                                          --------------  --------------  --------------  ---------------
Net unrealized appreciation .............   $ 62,235,125   $1,621,746,291   $131,178,628    $  4,019,603
                                          ==============  ==============  ==============  ===============
Federal income tax cost of investments  .   $320,809,131   $5,047,205,980   $860,653,361    $145,299,176
                                          ==============  ==============  ==============  ===============

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

                                            AGGRESSIVE     CONSERVATIVE                       GROWTH
                                              STOCK         INVESTORS        BALANCED        INVESTORS
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          --------------  --------------  --------------  ---------------
Aggregate gross unrealized appreciation    $  586,112,647   $ 14,217,803   $  148,244,711  $  136,653,070
Aggregate gross unrealized depreciation       (97,924,279)    (4,914,681)     (34,205,650)    (42,072,029)
                                          --------------  --------------  --------------  ---------------
Net unrealized appreciation .............  $  488,188,368   $  9,303,122   $  114,039,061  $   94,581,041
                                          ==============  ==============  ==============  ===============
Federal income tax cost of investments  .  $3,402,294,383   $266,337,374   $1,513,082,539  $1,196,259,689
                                          ==============  ==============  ==============  ===============

   During the year ended December 31, 1996, the Quality Bond, High Yield and Growth and Income Portfolios utilized available capital loss carryforwards of $395,138, $1,100,531 and $474,588, respectively.

   The Intermediate Government Securities Portfolio had net capital loss carryforwards of $9,831,366 (of which $9,349,227 expires in the year 2002 and $482,139 expires in the year 2004) and the Quality Bond Portfolio had net capital loss carryforwards of $4,993,809 which expires in the year 2002. To the extent the above losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. Capital Share Transactions

   At December 31, 1996, there was an unlimited number of shares of beneficial interest (Shares), without par value, available for issuance by the Board of Trustees. Shares are divided into two classes, designated Class IA and Class IB for each Portfolio.

   Transactions in Shares were as follows:

                                                             INTERMEDIATE
                              MONEY MARKET              GOVERNMENT SECURITIES
                               PORTFOLIO                      PORTFOLIO
                     ------------------------------  ----------------------------
                               YEAR ENDED                     YEAR ENDED
                              DECEMBER 31,                   DECEMBER 31,
                          1996            1995           1996           1995
                     --------------  --------------  -------------  -------------
Class IA
Shares sold ........    49,765,857      38,608,910      3,938,806      3,178,905
Shares issued in
 reinvestment of
 dividends and
 distributions .....     1,878,824       1,793,866        496,768        391,277
                     --------------  --------------  -------------  -------------
Total shares issued     51,644,681      40,402,776      4,435,574      3,570,182
Shares redeemed  ...   (44,125,860)    (34,441,594)    (2,495,957)    (1,464,671)
                     --------------  --------------  -------------  -------------
Net increase
 (decrease) ........     7,518,821       5,961,182      1,939,617      2,105,511
                     ==============  ==============  =============  =============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                             QUALITY BOND                   HIGH YIELD
                              PORTFOLIO                     PORTFOLIO
                     ----------------------------  ----------------------------
                              YEAR ENDED                    YEAR ENDED
                             DECEMBER 31,                  DECEMBER 31,
                         1996           1995           1996           1995
                     -------------  -------------  -------------  -------------
Class IA
Shares sold ........    2,872,392      2,039,780      7,067,122      4,920,577
Shares issued in
 reinvestment of
 dividends and
 distributions .....    1,135,383        941,017      2,737,878      1,087,864
                     -------------  -------------  -------------  -------------
Total shares issued     4,007,775      2,980,797      9,805,000      6,008,441
Shares redeemed  ...   (4,048,559)    (1,231,693)    (2,158,843)    (2,047,031)
                     -------------  -------------  -------------  -------------
Net increase
 (decrease) ........      (40,784)     1,749,104      7,646,157      3,961,410
                     =============  =============  =============  =============

                                      GROWTH AND
                                        INCOME                    EQUITY INDEX                   COMMON STOCK
                                       PORTFOLIO                   PORTFOLIO                      PORTFOLIO
                               -------------------------  ----------------------------  ------------------------------
                                      YEAR ENDED                   YEAR ENDED                     YEAR ENDED
                                     DECEMBER 31,                 DECEMBER 31,                   DECEMBER 31,
                                   1996         1995          1996           1995            1996            1995
                               ------------  -----------  -------------  -------------  --------------  --------------
Class IA
Shares sold ..................    9,026,248    5,330,789    16,152,780     12,811,615      43,446,898      32,314,046
Shares issued in reinvestment
 of dividends and
 distributions ...............    1,157,520      173,344     1,372,168        243,074      39,581,929      20,247,043
                               ------------  -----------  -------------  -------------  --------------  --------------
Total shares issued ..........   10,183,768    5,504,133    17,524,948     13,054,689      83,028,827      52,561,089
Shares redeemed ..............     (730,115)    (375,025)   (4,670,841)    (4,148,263)    (15,634,826)    (15,886,663)
                               ------------  -----------  -------------  -------------  --------------  --------------
Net increase .................    9,453,653    5,129,108    12,854,107      8,906,426      67,394,001      36,674,426
                               ============  ===========  =============  =============  ==============  ==============

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1996

                                          GLOBAL                       INTERNATIONAL                   AGGRESSIVE STOCK
                                        PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                               ----------------------------  ---------------------------------  ------------------------------
                                        YEAR ENDED             YEAR ENDED     APRIL 3, 1995*              YEAR ENDED
                                       DECEMBER 31,           DECEMBER 31,          TO                   DECEMBER 31,
                                   1996           1995            1996       DECEMBER 31, 1995       1996            1995
                               -------------  -------------  --------------  -----------------  --------------  --------------
Class IA
Shares sold ..................   15,536,853     15,621,046      12,450,977        2,781,575        28,813,436      24,290,758
Shares issued in reinvestment
 of dividends and
 distributions ...............    3,493,773      1,875,847         409,789           46,457        18,391,950       8,689,767
                               -------------  -------------  --------------  -----------------  --------------  --------------
Total shares issued ..........   19,030,626     17,496,893      12,860,766        2,828,032        47,205,386      32,980,525
Shares redeemed ..............   (3,682,913)    (4,317,611)     (2,284,561)        (190,166)      (15,090,379)    (17,101,621)
                               -------------  -------------  --------------  -----------------  --------------  --------------
Net increase .................   15,347,713     13,179,282      10,576,205        2,637,866        32,115,007      15,878,904
                               =============  =============  ==============  =================  ==============  ==============

                                      CONSERVATIVE                                                  GROWTH
                                       INVESTORS                     BALANCED                     INVESTORS
                                       PORTFOLIO                    PORTFOLIO                     PORTFOLIO
                               --------------------------  ----------------------------  ----------------------------
                                       YEAR ENDED                   YEAR ENDED                    YEAR ENDED
                                      DECEMBER 31,                 DECEMBER 31,                  DECEMBER 31,
                                   1996          1995          1996           1995           1996           1995
                               -------------  -----------  -------------  -------------  -------------  -------------
Class IA
Shares sold ..................    4,420,391     4,574,632     3,826,284      3,451,513     17,024,570     16,117,087
Shares issued in reinvestment
 of dividends and
 distributions ...............    1,758,154     1,178,017    11,161,085      5,393,327      9,635,249      2,104,190
                               -------------  -----------  -------------  -------------  -------------  -------------
Total shares issued ..........    6,178,545     5,752,649    14,987,369      8,844,840     26,659,819     18,221,277
Shares redeemed ..............   (3,042,720)     (983,364)   (7,431,615)    (7,393,399)    (1,643,924)    (1,144,340)
                               -------------  -----------  -------------  -------------  -------------  -------------
Net increase .................    3,135,825     4,769,285     7,555,754      1,451,441     25,015,895     17,076,937
                               =============  ===========  =============  =============  =============  =============

                                                                MONEY MARKET        HIGH YIELD        COMMON STOCK
                                                                  PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              -----------------  -----------------  -----------------
                                                              OCTOBER 2, 1996*   OCTOBER 2, 1996*   OCTOBER 2, 1996*
                                                                     TO                 TO                 TO
                                                              DECEMBER 31, 1996  DECEMBER 31, 1996  DECEMBER 31, 1996
                                                              -----------------  -----------------  -----------------
Class IB
Shares sold .................................................       353,450            64,659             64,063
Shares issued in reinvestment of dividends and distributions          3,389             3,757              4,203
                                                              -----------------  -----------------  -----------------
Total shares issued .........................................       356,839            68,416             68,266
Shares redeemed .............................................       (43,566)               --                 --
                                                              -----------------  -----------------  -----------------
Net increase ................................................       313,273            68,416             68,266
                                                              =================  =================  =================

                                                                   GLOBAL        AGGRESSIVE STOCK   GROWTH INVESTORS
                                                                  PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                              -----------------  -----------------  -----------------
                                                              OCTOBER 2, 1996*   OCTOBER 2, 1996*   OCTOBER 2, 1996*
                                                                     TO                 TO                 TO
                                                              DECEMBER 31, 1996  DECEMBER 31, 1996  DECEMBER 31, 1996
                                                              -----------------  -----------------  -----------------
Class IB
Shares sold .................................................       16,657             16,059             26,902
Shares issued in reinvestment of dividends and distributions           486              1,035                571
                                                              -----------------  -----------------  -----------------
Total shares issued .........................................       17,143             17,094             27,473
Shares redeemed .............................................           --                 --                 (5)
                                                              -----------------  -----------------  -----------------
Net increase ................................................       17,143             17,094             27,468
                                                              =================  =================  =================

------------
* Commencement of operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Concluded)
December 31, 1996

6. Transactions with Affiliated Companies

   An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in companies which were affiliates during the year ended December 31, 1996 are summarized as follows:

                                      MARKET VALUE                                  MARKET VALUE                    REALIZED
                                      DECEMBER 31,     PURCHASES      SALES AT      DECEMBER 31,     DIVIDEND         GAIN
                                          1995          AT COST         COST            1996          INCOME         (LOSS)
                                     --------------  -------------  -------------  --------------  ------------  --------------
COMMON STOCK PORTFOLIO:
CBL & Associates Properties, Inc.  .   $ 23,864,100   $         --   $    389,999    $ 27,872,550    $1,826,496    $     71,285
Ceridian Corp. .....................             --    147,330,475             --     148,432,500            --              --
Chris Craft Industries, Inc.
 (Class B) .........................     52,926,452             --        699,730      49,849,843            --       2,150,539
Essex Property Trust, Inc. (a)  ....      7,026,250             --      1,419,599       8,583,375       439,632         230,986
Regency Realty Corp. ...............     13,260,075             --      2,791,249      16,372,125     1,194,671         344,155
                                     --------------                                --------------  ------------  --------------
                                       $ 97,076,877                                  $251,110,393    $3,460,799    $  2,796,965
                                     ==============                                ==============  ============  ==============
AGGRESSIVE STOCK PORTFOLIO:
Aames Financial Corp. ..............   $         --   $ 42,877,524   $         --    $ 39,907,350    $       --    $         --
AK Steel Holding Corp. .............             --     51,253,111             --      52,554,637       143,860              --
Diamond Shamrock, Inc. (b) .........     10,981,350    113,128,651    123,878,953              --     1,074,864         791,010
DT Industries, Inc. ................             --     20,039,150             --      20,366,500            --              --
Evergreen Media Corp. (Class A)  ...             --     70,859,044             --      62,782,500            --              --
Harman International Industries,
 Inc. ..............................             --     76,411,622             --      83,281,750        62,520              --
Healthwise of America, Inc. (c)  ...     36,899,265             --     21,053,272              --            --              --
Nine West Group, Inc. ..............     87,810,000     60,430,963     16,605,324     144,356,100            --       9,981,987
Office Max, Inc. ...................     62,813,337     33,646,805     99,154,141              --            --     (11,304,560)
Playboy Enterprises, Inc. (Class B)       7,798,800             --      7,372,638              --            --       2,788,044
Polymer Group, Inc. ................             --     46,201,327             --      35,167,575            --              --
Riscorp, Inc. (Class A) ............             --     30,178,057     30,178,058              --            --     (20,701,356)
Rowan Cos., Inc. (a) ...............     40,817,325      8,147,199      7,648,972      85,646,937            --      14,436,064
Suburban Lodges of America .........             --     17,834,953             --      15,078,400            --              --
Sun Healthcare Group, Inc. .........     34,501,950             --     60,385,693              --            --     (29,805,407)
Telephone & Data Systems, Inc.  ....    117,753,450      2,325,847      5,708,538     104,508,750     1,153,200         598,524
Ultramar Diamond Shamrock Corp. (b)              --    126,586,516             --     132,338,671            --              --
United Healthcare (c) ..............             --     21,053,272     21,053,272              --            --      13,682,853
USA Waste Services, Inc. (a)  ......     47,349,825     61,436,395     25,853,037     109,073,062       977,490      10,711,824
Xtra Corp. .........................     50,417,750      8,070,269             --      59,701,350            --              --
                                     --------------                                --------------  ------------  --------------
                                       $497,143,052                                  $944,763,582    $3,411,934    $ (8,821,017)
                                     ==============                                ==============  ============  ==============
GLOBAL PORTFOLIO:
Nelvana Ltd. (a) ...................   $  1,889,495   $         --   $     59,767    $  2,159,942    $       --    $     60,876
                                     ==============  =============  =============  ==============  ============  ==============

------------
(a) Holdings represented less than 5% of outstanding shares at December 31, 1996, although ownership was above 5% for a period of time during the year.

(b) Exchanged for Ultramar Diamond Shamrock Corp.

(c) Exchanged for United Healthcare.

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS
December 31, 1996

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(c)

MONEY MARKET PORTFOLIO:

                                                                    CLASS IA                                CLASS IB
                                             ----------------------------------------------------------  --------------
                                                                                                           OCTOBER 2,
                                                               YEAR ENDED DECEMBER 31,                      1996 TO
                                             ----------------------------------------------------------   DECEMBER 31,
                                                1996        1995         1994       1993*       1992          1996
                                             ----------  ----------  ----------  ----------  ----------  --------------
Net asset value, beginning of period (a)  ..   $  10.16    $  10.14    $  10.12    $  10.11    $  10.13       $10.16
                                             ----------  ----------  ----------  ----------  ----------  --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................       0.54        0.57        0.41        0.30        0.37         0.11
 Net realized and unrealized gain (loss) on
  investments ..............................      (0.01)         --          --          --       (0.01)        0.01
                                             ----------  ----------  ----------  ----------  ----------  --------------
 Total from investment operations ..........       0.53        0.57        0.41        0.30        0.36         0.12
                                             ----------  ----------  ----------  ----------  ----------  --------------
 LESS DIVIDENDS:
 Dividends from net investment income  .....      (0.52)      (0.55)      (0.39)      (0.29)      (0.38)       (0.02)
 Dividends in excess of net investment
  income ...................................         --          --          --          --          --        (0.10)
                                             ----------  ----------  ----------  ----------  ----------  --------------
 Total dividends ...........................      (0.52)      (0.55)      (0.39)      (0.29)      (0.38)       (0.12)
                                             ----------  ----------  ----------  ----------  ----------  --------------
Net asset value, end of period .............   $  10.17    $  10.16    $  10.14    $  10.12    $  10.11       $10.16
                                             ==========  ==========  ==========  ==========  ==========  ==============
Total return (d) ...........................       5.33%       5.74%       4.02%       3.00%       3.57%        1.29%
                                             ==========  ==========  ==========  ==========  ==========  ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........   $463,422    $386,691    $325,391    $248,460    $268,584       $3,184
Ratio of expenses to average net assets  ...       0.43%       0.44%       0.42%       0.42%       0.43%        0.67%(b)
Ratio of net investment income to average
 net assets ................................       5.17%       5.53%       4.01%       2.91%       3.63%        4.94%(b)

INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(E):

                                                                     CLASS IA
                                             -------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------
                                                1996       1995       1994       1993*        1992
                                             ---------  ---------  ---------  ----------  ----------
Net asset value, beginning of period (a)  ..   $  9.47    $  8.87    $ 10.08    $  10.53    $  10.73
                                             ---------  ---------  ---------  ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................      0.54       0.58       0.65        0.59        0.60
 Net realized and unrealized gain (loss) on
  investments ..............................     (0.19)      0.57      (1.08)       0.51       (0.02)
                                             ---------  ---------  ---------  ----------  ----------
 Total from investment operations ..........      0.35       1.15      (0.43)       1.10        0.58
                                             ---------  ---------  ---------  ----------  ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .....     (0.53)     (0.55)     (0.78)      (0.68)      (0.60)
 Distributions from realized gains  ........        --         --         --       (0.87)      (0.18)
                                             ---------  ---------  ---------  ----------  ----------
 Total dividends and distributions  ........     (0.53)     (0.55)     (0.78)      (1.55)      (0.78)
                                             ---------  ---------  ---------  ----------  ----------
Net asset value, end of period .............   $  9.29    $  9.47    $  8.87    $  10.08    $  10.53
                                             =========  =========  =========  ==========  ==========
Total return (d) ...........................      3.78%     13.33%     (4.37)%     10.58%       5.53%
                                             =========  =========  =========  ==========  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........    $88,384    $71,780    $48,518    $158,511    $293,587
Ratio of expenses to average net assets  ...      0.56%      0.57%      0.56%       0.53%       0.52%
Ratio of net investment income to average
 net assets ................................      5.73%      6.15%      6.75%       5.43%       5.63%
Portfolio turnover rate ....................       318%       255%       133%        254%        316%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1996

QUALITY BOND PORTFOLIO:

                                                                                          CLASS IA
                                                                    -----------------------------------------------------
                                                                                                         OCTOBER 1, 1993
                                                                          YEAR ENDED DECEMBER 31,               TO
                                                                    ----------------------------------     DECEMBER 31,
                                                                      1996         1995        1994            1993
                                                                    ----------  ----------  ----------  -----------------
Net asset value, beginning of period (a) ..........................     $9.61     $   8.72    $   9.82       $  10.00
                                                                    ----------  ----------  ----------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ............................................      0.57         0.57        0.66           0.11
 Net realized and unrealized gain (loss) on investments and
 foreign  currency transactions ...................................    (0.07)         0.88       (1.16)         (0.16)
                                                                    ----------  ----------  ----------  -----------------
 Total from investment operations .................................      0.50         1.45       (0.50)         (0.05)
                                                                    ----------  ----------  ----------  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .............................    (0.60)        (0.56)      (0.55)         (0.12)
 Dividends in excess of net investment income .....................    (0.02)           --          --             --
 Distributions in excess of realized gains ........................        --           --          --          (0.01)
 Tax return of capital distributions ..............................        --           --       (0.05)            --
                                                                    ----------  ----------  ----------  -----------------
 Total dividends and distributions ................................    (0.62)        (0.56)      (0.60)         (0.13)
                                                                    ----------  ----------  ----------  -----------------
Net asset value, end of period ....................................     $9.49     $   9.61    $   8.72       $   9.82
                                                                    ==========  ==========  ==========  =================
Total return (d) ..................................................     5.36%        17.02%      (5.10)%        (0.51)%
                                                                    ==========  ==========  ==========  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .................................  $155,023     $157,443    $127,575           $104,832
Ratio of expenses to average net assets ...........................     0.59%         0.59%       0.59%          0.69%(b)
Ratio of net investment income to average net assets  .............     6.06%         6.13%       7.17%          4.62%(b)
Portfolio turnover rate ...........................................      431%          411%        222%            77%

HIGH YIELD PORTFOLIO:

                                                                     CLASS IA                           CLASS IB
                                             -------------------------------------------------------  -------------
                                                                                                        OCTOBER 2,
                                                             YEAR ENDED DECEMBER 31,                     1996 TO
                                             -------------------------------------------------------   DECEMBER 31,
                                                1996        1995        1994       1993*      1992         1996
                                             ----------  ----------  ---------  ---------  ---------  --------------
Net asset value, beginning of period (a)  ..   $   9.64    $   8.91      $10.08   $  9.15    $  8.96       $10.25
                                             ----------  ----------  ---------  ---------  ---------  --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .....................       1.02        0.98        0.89      0.94       0.89         0.19
 Net realized and unrealized gain (loss) on
  investments ..............................       1.07        0.73      (1.17)      1.10       0.19         0.15
                                             ----------  ----------  ---------  ---------  ---------  --------------
 Total from investment operations ..........       2.09        1.71      (0.28)      2.04       1.08         0.34
                                             ----------  ----------  ---------  ---------  ---------  --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .....      (0.98)      (0.94)     (0.88)     (0.92)     (0.89)       (0.03)
 Dividends in excess of net investment
  income ...................................      (0.03)      (0.04)     (0.01)        --         --        (0.25)
 Distributions from realized gains  ........      (0.70)         --          --     (0.19)        --        (0.01)
 Distributions in excess of realized gains           --          --          --        --         --        (0.29)
                                             ----------  ----------  ---------  ---------  ---------  --------------
 Total dividends and distributions  ........      (1.71)      (0.98)     (0.89)     (1.11)     (0.89)       (0.58)
                                             ----------  ----------  ---------  ---------  ---------  --------------
Net asset value, end of period .............   $  10.02    $   9.64       $8.91   $ 10.08    $  9.15       $10.01
                                             ==========  ==========  =========  =========  =========  ==============
Total return (d) ...........................      22.89%      19.92%    (2.79)%     23.15%     12.31%        3.32%
                                             ==========  ==========  =========  =========  =========  ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........   $199,360    $118,129    $73,895    $67,169    $47,687       $  685
Ratio of expenses to average net assets  ...       0.59%       0.60%      0.61%      0.63%      0.60%        0.82%(b)
Ratio of net investment income to average
 net assets ................................       9.93%      10.34%      9.23%      9.52%      9.58%        8.71%(b)
Portfolio turnover rate ....................        485%        350%       248%       280%       177%         485%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1996

 GROWTH AND INCOME PORTFOLIO:

                                                                               CLASS IA
                                                         ---------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,        OCTOBER 1, 1993
                                                         --------------------------------          TO
                                                            1996       1995       1994     DECEMBER 31, 1993
                                                         ----------  ---------  ---------  ------------------
Net asset value, beginning of period (a) ...............   $  11.70    $  9.70    $  9.95        $10.00
                                                         ----------  ---------  ---------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................................       0.24       0.33       0.31          0.03
 Net realized and unrealized gain (loss) on investments        2.05       1.97      (0.36)        (0.06)
                                                         ----------  ---------  ---------  -----------------
 Total from investment operations ......................       2.29       2.30      (0.05)        (0.03)
                                                         ----------  ---------  ---------  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..................      (0.23)     (0.30)     (0.20)        (0.02)
 Dividends in excess of net investment income  .........         --         --         --         (0.00)
 Distributions from realized gains .....................      (0.75)        --         --            --
 Tax return of capital distributions ...................         --         --         --         (0.00)
                                                         ----------  ---------  ---------  -----------------
 Total dividends and distributions .....................      (0.98)     (0.30)     (0.20)        (0.02)
                                                         ----------  ---------  ---------  -----------------
Net asset value, end of period .........................   $  13.01    $ 11.70    $  9.70        $ 9.95
                                                         ==========  =========  =========  =================
Total return (d) .......................................      20.09%     24.07%     (0.58)%       (0.25)%
                                                         ==========  =========  =========  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................    $232,080     $98,053   $31,522            $1,456
Ratio of expenses to average net assets ................       0.58%      0.60%      0.78%         2.70%(b)
Ratio of net investment income to average net asset  ...       1.94%      3.11%      3.13%         1.12%(b)
Portfolio turnover rate ................................         88%        65%        52%           48%
Average commission rate paid (f) .......................   $0.0604         --         --               --

EQUITY INDEX PORTFOLIO:

                                                                         CLASS IA
                                                         -----------------------------------------
                                                         YEAR ENDED DECEMBER 31,   MARCH 1, 1994
                                                         ----------------------         TO
                                                            1996        1995     DECEMBER 31, 1994
                                                         ----------  ----------  -----------------
Net asset value, beginning of period (a) ...............    $13.13      $ 9.87         $10.00
                                                         ----------  ----------  -----------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................................      0.27        0.26           0.20
  Net realized and unrealized gain (loss) on investments      2.65        3.32          (0.09)
                                                         ----------  ----------  -----------------
  Total from investment operations .....................      2.92        3.58           0.11
                                                         ----------  ----------  -----------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .................     (0.25)      (0.22)         (0.20)
  Distributions from realized gains ....................     (0.64)      (0.09)         (0.03)
  Distributions in excess of realized gains ............        --       (0.01)         (0.01)
                                                         ----------  ----------  -----------------
  Total dividends and distributions ....................     (0.89)      (0.32)         (0.24)
                                                         ----------  ----------  -----------------
Net asset value, end of period .........................    $15.16      $13.13         $ 9.87
                                                         ==========  ==========  =================
Total return (d) .......................................     22.39%      36.48%          1.08%
                                                         ==========  ==========  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ......................   $386,249    $165,785         $36,748
Ratio of expenses to average net assets ................      0.39%       0.48%          0.49%(b)
Ratio of net investment income to average net assets  ..      1.91%       2.16%          2.42%(b)
Portfolio turnover rate ................................        15%          9%             7%
Average commission rate paid (f) .......................    $0.0306         --             --

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1996

COMMON STOCK PORTFOLIO:

                                                                             CLASS IA                                   CLASS IB
                                               -------------------------------------------------------------------- --------------
                                                                                                                      OCTOBER 2,
                                                                      YEAR ENDED DECEMBER 31,                          1996 TO
                                               --------------------------------------------------------------------  DECEMBER 31,
                                                    1996          1995          1994         1993*          1992         1996
                                               ------------  ------------  ------------  ------------  ------------ --------------
Net asset value, beginning of period (a)  ....      $16.48    $    13.36     $    14.65   $    13.49    $    14.18     $17.90
                                               ------------  ------------  ------------  ------------  ------------ --------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................        0.15          0.20           0.20         0.23          0.24       0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions  .............................        3.73          4.12          (0.51)        3.10          0.20       1.52
                                               ------------  ------------  ------------  ------------  ------------ --------------
  Total from investment operations ...........        3.88          4.32          (0.31)        3.33          0.44       1.54
                                               ------------  ------------  ------------  ------------  ------------ --------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......      (0.15)         (0.20)         (0.19)       (0.23)        (0.24)     (0.00)

  Dividends in excess of net investment
   income  ...................................          --         (0.02)         (0.01)       (0.00)           --      (0.03)

  Distributions from realized gains ..........      (1.76)         (0.95)         (0.77)       (1.94)        (0.89)     (0.16)

  Distributions in excess of realized gains ..      (0.22)         (0.03)            --           --            --      (1.03)

  Tax return of capital distributions ........          --            --          (0.01)          --            --         --
                                               ------------  ------------  ------------  ------------  ------------ --------------
  Total dividends and distributions ..........      (2.13)         (1.20)         (0.98)       (2.17)        (1.13)     (1.22)

                                               ------------  ------------  ------------  ------------  ------------ --------------
Net asset value, end of period ...............      $18.23    $    16.48     $    13.36   $    14.65    $    13.49     $18.22
                                               ============  ============  ============  ============  ============ ==============
Total return (d) .............................      24.28%         32.45%         (2.14)%      24.84%         3.22%      8.49 %
                                               ============  ============  ============  ============  ============ ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............  $6,625,390    $4,879,677     $3,466,245   $3,125,128    $2,307,292     $1,244
Ratio of expenses to average net assets  .....       0.38%          0.38%          0.38%        0.38%         0.38%      0.63 %(b)
Ratio of net investment income to average net
  assets .....................................       0.85%          1.27%          1.40%        1.55%         1.73%      0.61 %(b)
Portfolio turnover rate ......................         55%            61%            52%          82%           71%        55 %

Average commission rate paid (f) .............     $0.0565            --             --           --            --    $0.0565

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1996

GLOBAL PORTFOLIO:

                                                                      CLASS IA                               CLASS IB
                                            -----------------------------------------------------------  --------------
                                                                                                            OCTOBER 2,
                                                               YEAR ENDED DECEMBER 31,                       1996 TO
                                            -----------------------------------------------------------    DECEMBER 31,
                                                 1996         1995        1994       1993*       1992          1996
                                            ------------  ----------  ----------  ----------  ---------  --------------
Net asset value, beginning of period (a)  .      $15.74    $  13.87    $  13.62    $  11.41     $ 11.64      $ 16.57
                                            ------------  ----------  ----------  ----------  ---------  --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................        0.21        0.26        0.20        0.08        0.14         0.02
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ............................        2.05        2.32        0.52        3.58       (0.20)        0.81
                                            ------------  ----------  ----------  ----------  ---------  --------------
 Total from investment operations  ........        2.26        2.58        0.72        3.66       (0.06)        0.83
                                            ------------  ----------  ----------  ----------  ---------  --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  ....      (0.21)       (0.25)      (0.17)      (0.15)      (0.11)          --
 Dividends in excess of net investment
  income ..................................      (0.08)          --          --          --          --        (0.11)
 Distributions from realized gains  .......      (0.79)       (0.42)      (0.28)      (1.30)      (0.06)       (0.10)
 Distributions in excess of realized gains           --       (0.03)      (0.00)      (0.00)         --        (0.28)
 Tax return of capital distributions  .....      (0.00)       (0.01)      (0.02)         --          --        (0.00)
                                            ------------  ----------  ----------  ----------  ---------  --------------
 Total dividends and distributions  .......      (1.08)       (0.71)      (0.47)      (1.45)      (0.17)       (0.49)
                                            ------------  ----------  ----------  ----------  ---------  --------------
Net asset value, end of period ............      $16.92    $  15.74    $  13.87    $  13.62     $ 11.41      $ 16.91
                                            ============  ==========  ==========  ==========  =========  ==============
Total return (d) ..........................      14.60%       18.81%       5.23%      32.09%      (0.50)%       4.98%
                                            ============  ==========  ==========  ==========  =========  ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  ........    $997,041     $686,140    $421,698    $141,257      $49,171       $   290
Ratio of expenses to average net assets  ..       0.60%        0.61%       0.69%       0.84%       0.70%        0.86%(b)
Ratio of net investment income to average
 net assets ...............................       1.28%        1.76%       1.41%       0.62%       1.20%        0.48%(b)
Portfolio turnover rate ...................         59%          67%         71%        150%        216%          59%
Average commission rate paid (f) ..........     $0.0418          --          --          --          --      $0.0418

INTERNATIONAL PORTFOLIO:

                                                                     CLASS IA
                                                       ------------------------------------
                                                                            APRIL 3, 1995
                                                          YEAR ENDED             TO
                                                       DECEMBER 31, 1996  DECEMBER 31, 1995
                                                       -----------------  -----------------
Net asset value, beginning of period (a) .............       $10.87             $10.00
                                                       -----------------  -----------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............................         0.13               0.14
  Net realized and unrealized gain on investments ....         0.94               0.98
                                                       -----------------  -----------------
  Total from investment operations ...................         1.07               1.12
                                                       -----------------  -----------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...............        (0.10)             (0.07)
  Dividends in excess of net investment income .......        (0.09)             (0.13)
  Distributions from realized gains ..................        (0.25)             (0.05)
                                                       -----------------  -----------------
  Total dividends and distributions ..................        (0.44)             (0.25)
                                                       -----------------  -----------------
Net asset value, end of period .......................       $11.50             $10.87
                                                       =================  =================
Total return (d) .....................................        9.82%              11.29%
                                                       =================  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................    $151,907             $28,684
Ratio of expenses to average net assets ..............        1.06%               1.03%(b)
Ratio of net investment income to average net assets          1.10%               1.71%(b)
Portfolio turnover rate ..............................          48%                 56%
Average commission rate paid (f) .....................     $0.0251                  --

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1996

AGGRESSIVE STOCK PORTFOLIO:

                                                                       CLASS IA                                   CLASS IB
                                         --------------------------------------------------------------------  --------------
                                                                                                                 OCTOBER 2,
                                                               YEAR ENDED DECEMBER 31,                            1996 TO
                                         --------------------------------------------------------------------   DECEMBER 31,
                                              1996          1995          1994         1993*          1992          1996
                                         ------------  ------------  ------------  ------------  ------------  --------------
Net asset value, beginning of period
 (a) ...................................      $35.68     $    30.63      $31.89     $    29.81    $    33.82     $      37.28
                                         ------------  ------------  ------------  ------------  ------------  --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .................        0.09           0.10          0.04         0.09          0.17            (0.01)
 Net realized and unrealized gain
  (loss) on investments ................        7.52           9.54         (1.26)        4.91         (1.25)            0.85
                                         ------------  ------------  ------------  ------------  ------------  --------------
 Total from investment operations  .....        7.61           9.64         (1.22)        5.00         (1.08)            0.84
                                         ------------  ------------  ------------  ------------  ------------  --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment  income        (0.09)          (0.10)        (0.04)       (0.09)        (0.18)              --
 Dividends in excess of net  investment
 income ................................      (0.00)             --            --           --            --            (0.02)
 Distributions from realized gains  ....      (7.33)          (4.49)           --        (2.75)        (2.75)           (0.23)
 Distributions in excess of realized
  gains ................................      (0.02)             --            --        (0.07)           --            (2.04)
 Tax return of capital distributions  ..          --             --         (0.00)       (0.01)           --               --
                                         ------------  ------------  ------------  ------------  ------------  --------------
 Total dividends and distributions.  ...      (7.44)          (4.59)        (0.04)       (2.92)        (2.93)           (2.29)
                                         ------------  ------------  ------------  ------------  ------------  --------------
Net asset value, end of period .........      $35.85     $    35.68    $    30.63   $    31.89    $    29.81     $      35.83
                                         ============  ============  ============  ============  ============  ==============
Total return (d) .......................      22.20%          31.63%        (3.81)%      16.77%        (3.16)%           2.32%
                                         ============  ============  ============  ============  ============  ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  .....  $3,865,256     $2,700,515    $1,832,164   $1,557,332    $1,210,576     $        613
Ratio of expenses to average net assets        0.48%           0.49%         0.49%        0.49%         0.50%            0.73%(b)

Ratio of net investment income (loss)
 to average net assets .................       0.24%           0.28%         0.12%        0.28%         0.57%           (0.10)%(b)
Portfolio turnover rate ................        108%            127%           92%          89%           68%             108%
Average commission rate paid (f)  ......     $0.0263             --            --           --            --          $0.0263

CONSERVATIVE INVESTORS PORTFOLIO:

                                                                         CLASS IA
                                               ----------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------
                                                   1996         1995        1994       1993*       1992
                                               -----------  ----------  ----------  ----------  ---------
Net asset value, beginning of period (a)  ....     $11.52     $  10.15    $  11.12    $  10.94    $ 11.29
                                               -----------  ----------  ----------  ----------  ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................       0.50         0.60        0.55        0.52       0.64
 Net realized and unrealized gain (loss) on
  investments ................................       0.07         1.43       (1.00)       0.65      (0.01)
                                               -----------  ----------  ----------  ----------  ---------
 Total from investment operations ............       0.57         2.03       (0.45)       1.17       0.63
                                               -----------  ----------  ----------  ----------  ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .......     (0.51)        (0.59)      (0.52)      (0.50)     (0.62)
 Dividends in excess of net investment
  income .....................................         --           --          --       (0.00)        --
 Distributions from realized gains ...........     (0.27)        (0.07)         --       (0.49)     (0.36)
 Distributions in excess of realized gains  ..     (0.02)           --          --          --         --
                                               -----------  ----------  ----------  ----------  ---------
 Total dividends and distributions ...........     (0.80)        (0.66)      (0.52)      (0.99)     (0.98)
                                               -----------  ----------  ----------  ----------  ---------
Net asset value, end of period ...............     $11.29     $  11.52    $  10.15    $  11.12    $ 10.94
                                               ===========  ==========  ==========  ==========  =========
Total return (d) .............................      5.21%        20.40%      (4.10)%     10.76%      5.64 %
                                               ===========  ==========  ==========  ==========  =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............   $282,402     $252,101    $173,691    $114,418    $70,675
Ratio of expenses to average net assets  .....      0.61%         0.59%       0.59%       0.60%      0.61%
Ratio of net investment income to average net
 assets ......................................      4.48%         5.48%       5.22%       4.49%      5.77%
Portfolio turnover rate ......................       181%          287%        228%        178%       136%
Average commission rate paid (f) .............    $0.0488           --          --          --         --

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1996

BALANCED PORTFOLIO:

                                                                              CLASS IA
                                               --------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------
                                                    1996          1995          1994         1993*          1992
                                               ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period (a)  ....      $16.76        $14.87        $16.67        $16.19        $18.48
                                               ------------  ------------  ------------  ------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................        0.53          0.54          0.45          0.50          0.56
 Net realized and unrealized gain (loss) on
  investments ................................        1.31          2.36        (1.78)          1.46        (1.11)
                                               ------------  ------------  ------------  ------------  ------------
 Total from investment operations ............        1.84          2.90        (1.33)          1.96        (0.55)
                                               ------------  ------------  ------------  ------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income  .......      (0.53)        (0.54)        (0.44)        (0.50)        (0.55)
 Dividends in excess of net investment
  income .....................................          --            --        (0.03)            --            --
 Distributions from realized gains ...........      (1.40)        (0.47)            --        (0.95)        (1.19)
 Distributions in excess of realized gains  ..      (0.03)            --            --        (0.03)            --
 Tax return of capital distributions  ........          --            --        (0.00)             --            --
                                               ------------  ------------  ------------  ------------  ------------
 Total dividends and distributions ...........      (1.96)        (1.01)        (0.47)        (1.48)        (1.74)
                                               ------------  ------------  ------------  ------------  ------------
Net asset value, end of period ...............      $16.64        $16.76        $14.87        $16.67        $16.19
                                               ============  ============  ============  ============  ============
Total return (d) .............................      11.68%        19.75%       (8.02)%        12.28%       (2.85)%
                                               ============  ============  ============  ============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............  $1,637,856    $1,523,142    $1,329,820    $1,364,640    $1,076,670
Ratio of expenses to average net assets  .....       0.41%          0.40%        0.39%         0.39%         0.40%
Ratio of net investment income to average net
 assets ......................................       3.15%          3.33%        2.87%         2.99%         3.30%
Portfolio turnover rate ......................        177%          186%          115%           99%           91%
Average commission rate paid (f) .............     $0.0516            --            --            --            --

GROWTH INVESTORS PORTFOLIO:

                                                                   CLASS IA                               CLASS IB
                                         ------------------------------------------------------------  --------------
                                                                                                          OCTOBER 2,
                                                            YEAR ENDED DECEMBER 31,                        1996 TO
                                         ------------------------------------------------------------    DECEMBER 31,
                                              1996         1995        1994       1993*        1992          1996
                                         ------------  ----------  ----------  ----------  ----------  --------------
Net asset value, beginning of period
 (a) ...................................      $17.68     $  14.66    $  15.61    $  14.69    $  15.17     $ 16.78
                                         ------------  ----------  ----------  ----------  ----------  --------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................        0.40         0.57        0.50        0.43        0.44        0.07
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions  ..............        1.66         3.24       (0.98)       1.79        0.28        0.71
                                         ------------  ----------  ----------  ----------  ----------  --------------
  Total from investment operations .....        2.06         3.81       (0.48)       2.22        0.72        0.78
                                         ------------  ----------  ----------  ----------  ----------  --------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .      (0.40)        (0.54)      (0.46)      (0.42)      (0.41)      (0.02)
  Dividends in excess of net investment
   income  .............................      (0.03)        (0.01)      (0.01)         --          --       (0.09)
  Distributions from realized gains ....      (2.10)        (0.24)         --       (0.88)      (0.79)      (0.02)
  Distributions in excess of realized
   gains  ..............................      (0.01)           --          --          --          --       (0.24)
                                         ------------  ----------  ----------  ----------  ----------  --------------
  Total dividends and distributions ....      (2.54)        (0.79)      (0.47)      (1.30)      (1.20)      (0.37)
                                         ------------  ----------  ----------  ----------  ----------  --------------
Net asset value, end of period .........      $17.20     $  17.68    $  14.66    $  15.61    $  14.69     $ 17.19
                                         ============  ==========  ==========  ==========  ==========  ==============
Total return (d) .......................      12.61%        26.37%      (3.15)%     15.26%       4.85%       4.64 %
                                         ============  ==========  ==========  ==========  ==========  ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)  ..... $1,301,643      $896,134    $492,478    $278,467    $148,650     $   472
Ratio of expenses to average net assets        0.57%         0.56%       0.59%       0.62%       0.60%       0.84 %(b)
Ratio of net investment income to
  average net assets ...................       2.31%         3.43%       3.32%       2.71%       3.00%       1.69 %(b)
Portfolio turnover rate ................        190%          107%        131%        118%        129%        190 %
Average commission rate paid (f)  ......     $0.0495           --          --          --          --       $0.0495

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Concluded)
December 31, 1996

* Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

(a) Date as of which funds were first allocated to the Portfolios are as follows:

       Class IA:

       Common Stock Portfolio--June 16, 1975
       Money Market Portfolio--July 13, 1981
       Balanced Portfolio--January 27, 1986
       Aggressive Stock Portfolio--January 27, 1986
       High Yield Portfolio--January 2, 1987
       Global Portfolio--August 27, 1987
       Conservative Investors Portfolio--October 2,
       1989 Growth Investors Portfolio--October 2, 1989
       Intermediate Government Securities Portfolio--April 1, 1991 Quality Bond Portfolio--October 1, 1993
       Growth and Income Portfolio--October 1, 1993
       Equity Index Portfolio--March 1, 1994
       International Portfolio--April 3, 1995

       Class IB:

       Money Market, High Yield, Common Stock, Global, Aggressive Stock and Growth Investors Portfolios--October 2, 1996.

(b)    Annualized.

(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(e) On February 22, 1994, shares of the Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Short-Term World Income Portfolio.

(f) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose its average commission rate paid per share for security trades on which commissions are charged.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Hudson River Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, Intermediate Government Securities Portfolio, Quality Bond Portfolio, High Yield Portfolio, Growth and Income Portfolio, Equity Index Portfolio, Common Stock Portfolio, Global Portfolio, International Portfolio, Aggressive Stock Portfolio, Conservative Investors Portfolio, Balanced Portfolio and Growth Investors Portfolio (constituting The Hudson River Trust, hereafter referred to as the "Trust") at December 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for the year ended December 31, 1992 were audited by other independent accountants whose report dated February 10, 1993 expressed an unqualified opinion on those financial statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 10, 1997